As filed with the Securities and Exchange Commission on February 24, 2023

1933 Act Registration No. 002-85229

1940 Act Registration No. 811-03802

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			☒
Pre-Effective Amendment No.	___	☐
Post-Effective Amendment No.	145	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			☒
Amendment No.	145	☒

(Check appropriate box or boxes)

NEUBERGER BERMAN INCOME FUNDS

(Exact Name of Registrant as Specified in Charter)

c/o Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 476-8800

Joseph V. Amato

Chief Executive Officer and President

Neuberger Berman Income Funds

c/o Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104-0002

(Name and Address of Agent for Service)

With copies to:

Lori L. Schneider, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _________________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _________________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Institutional Class shares of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund.

Investor Class shares of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund.

Class A shares of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund.

Class C shares of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund.

Class R3 shares of Neuberger Berman High Income Bond Fund.

Class R6 shares of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund.

Trust Class shares of Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund.

Class E shares of Neuberger Berman High Income Bond Fund.

NEUBERGER BERMAN INCOME FUNDS

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 145 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.

Cover Sheet

Contents of Post-Effective Amendment No. 145 on Form N-1A

Part A - Prospectuses

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Exhibits

This registration statement does not affect the registration of any series or any class of a series of the Registrant not included herein.

Neuberger Berman Income Funds

	Class A	Class C	Institutional Class
Neuberger Berman Core Bond Fund	NCRAX	NCRCX	NCRLX
Neuberger Berman Emerging Markets Debt Fund	NERAX	NERCX	NERIX
Neuberger Berman Floating Rate Income Fund	NFIAX	NFICX	NFIIX
Neuberger Berman High Income Bond Fund	NHIAX	NHICX	NHILX
Neuberger Berman Municipal High Income Fund	NMHAX	NMHCX	NMHIX
Neuberger Berman Municipal Impact Fund	NIMAX	NIMCX	NMIIX
Neuberger Berman Municipal Intermediate Bond Fund	NMNAX	NMNCX	NMNLX
Neuberger Berman Short Duration Bond Fund	NSHAX	NSHCX	NSHLX
Neuberger Berman Strategic Income Fund	NSTAX	NSTCX	NSTLX

Prospectus February 28, 2023

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN INCOME FUNDS

Fund Summaries

Neuberger Berman Core Bond Fund

Class A Shares (NCRAX), Class C Shares (NCRCX), Institutional Class Shares (NCRLX)

GOAL

The Fund seeks to maximize total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.45	0.45	0.33
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.10	0.13	0.10
Total annual operating expenses	0.80	1.58	0.43
Fee waivers and/or expense reimbursement	0.02	0.04	0.05
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.78	1.54	0.38

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.78%, 1.53% and 0.38% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.78%, 1.53% and 0.38% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$501	$664	$844	$1,367
Class C (assuming redemption)	$257	$486	$848	$1,868
Class C (assuming no redemption)	$157	$486	$848	$1,868
Institutional Class	$39	$122	$225	$527

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio. During the most recent fiscal year, the Fund’s portfolio turnover rate including to-be-announced (“TBA”) roll transactions was 226%.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests in a diversified mix of debt securities, which primarily include government bonds, corporate bonds, mortgage-backed securities and asset-backed securities.

The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; municipal securities; foreign securities, including emerging markets; securities issued by supranational entities (e.g., World Bank, IMF); corporate bonds; mortgage-backed and asset-backed securities; inflation-linked debt securities; and commercial paper. Securities in which the Fund may invest may be issued by domestic and foreign governments, corporate entities and trusts and may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest from the time of issuance. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date. The Fund may enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities.

The debt securities in which the Fund invests primarily are investment grade. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets.

Additionally, the Fund may invest in preferred securities. The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions.

The Fund normally seeks to maintain its target average duration within one year of the average duration of the bonds in the Bloomberg U.S. Aggregate Bond Index, and, depending on market conditions, at times, the Fund may generally seek to maintain its target average duration within a maximum of two years of the average duration of the bonds in the Bloomberg U.S. Aggregate Bond Index.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Investment Philosophy and Process

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

■	Portfolio Strategy: The Portfolio Management Team establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

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■	Strategy Implementation: Once the Portfolio Management Team establishes the investment profile for the Fund, the specialty sector investment teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities and non-U.S. dollar denominated securities.

When assessing the value of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning) to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. As part of their fundamental investment analysis, the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

4 Core Bond Fund

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is

5 Core Bond Fund

traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of

6 Core Bond Fund

securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities

7 Core Bond Fund

to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and

8 Core Bond Fund

substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and

9 Core Bond Fund

floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

10 Core Bond Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q2 ’20, 5.64%

Worst quarter:   Q1 ’22, -5.74%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Core Bond Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-13.61	0.25	1.12
Institutional Class Return After Taxes on Distributions	-14.79	-1.05	-0.12
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-8.03	-0.33	0.32
Class A Return Before Taxes	-17.61	-1.01	0.28
Class C Return Before Taxes	-15.39	-0.88	-0.03
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Nathan Kush (Managing Director of the Manager), Olumide Owolabi (Managing Director of the Manager), and Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Messrs. Bardas and Brown have managed the Fund since February 2008, Mr. Tank has managed the Fund since April 2009, Mr. Kush has managed the Fund since December 2017, and Olumide Owolabi has managed the Fund since February 2023.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace

11 Core Bond Fund

retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

12 Core Bond Fund

Neuberger Berman Emerging Markets Debt Fund

Class A Shares (NERAX), Class C Shares (NERCX), Institutional Class Shares (NERIX)

GOAL

The Fund seeks high total return consisting of income and capital appreciation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.82	0.82	0.70
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.48	0.37	0.31
Total annual operating expenses	1.55	2.19	1.01
Fee waivers and/or expense reimbursement	0.39	0.28	0.22
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.16	1.91	0.79

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.15%, 1.90% and 0.78% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.15%, 1.90% and 0.78% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$538	$778	$1,122	$2,091
Class C (assuming redemption)	$294	$600	$1,093	$2,454
Class C (assuming no redemption)	$194	$600	$1,093	$2,454
Institutional Class	$81	$252	$490	$1,173

13 Emerging Markets Debt Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in debt and other instruments of issuers that are tied economically to emerging market countries and other investments that provide investment exposure to such debt instruments. These include debt instruments of issuers that are based in emerging markets or that receive the majority of revenue from emerging markets, in debt or derivative instruments where the underlying risk or ultimate risk is on such an emerging market issuer, or in debt or derivative instruments where the currency of risk is an emerging market currency. In determining where an issuer of a security is based, the Portfolio Managers may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as High Income Organization for Economic Cooperation and Development (OECD) member countries by the World Bank.

The Fund may invest in sovereign, supranational, quasi-sovereign (i.e., securities of issuers that are directly or indirectly wholly-owned by the government or that are explicitly guaranteed by the government) and corporate issuers. These investments may be of any maturity, duration and credit rating (including, without limit, investments in below investment grade securities commonly known as “junk bonds”) and may be denominated in any currency including the local currency of the issuer. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity. The Fund also may invest a large percentage of its net assets in issuers in a single country or geographic region.

The Portfolio Managers implement a systematic and disciplined framework for analyzing sovereign and corporate debt securities denominated in either local currency or globally traded currencies of industrialized countries. The investment decisions made by the Portfolio Managers rely on fundamental analysis and total return expectations in an effort to identify undervalued and overvalued securities and exploit investment opportunities.

The Portfolio Managers seek to anticipate yield, spread and currency movements in response to changes in:

■	Economic conditions;

■	Region, country and sector fundamentals;

■	Environmental, Social and Governance (ESG) factors; and

■	Issuer specific financial performance and other issuer specific factors.

The Portfolio Managers seek to identify investment opportunities in emerging market countries by comparing their analysis of each country’s macroeconomic data and qualitative fundamentals (such as political stability) against market expectations for that country measured by credit spreads, local interest rate levels and exchange rate valuations. The Portfolio Managers invest in individual issuers based on their relative financial performance and other issuer-specific factors as well as the Portfolio Managers’ evaluation of inefficiencies in the markets where the issuer is located that the Portfolio Managers believe result in attractive valuations. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

In an effort to manage risk, the Portfolio Managers periodically review the allocation of the Fund’s investments among the different asset classes, countries or regions. They may determine to reallocate the Fund’s investments based on a top-down analysis

14 Emerging Markets Debt Fund

of the global market environment, the economic environment of emerging markets, and their evaluation of the attractiveness of an asset class. This evaluation includes an analysis of the relative attractiveness of the sub-asset classes of emerging markets sovereign credit, corporate credit, currency exchange and local rates. The Portfolio Managers also monitor the Fund’s performance relative to the indices listed above and the total exposure to individual countries, issuers, and currencies.

The Fund may invest in debt instruments of all types. These may include, without limitation, bonds, debentures, notes, convertible securities, loans and related assignments and participations, restricted securities, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund may utilize derivatives of all types, without limitation, including futures and forward contracts (including contracts related to currencies), swap agreements (including total return, interest rate, and credit default swaps), options, and other related or synthetic instruments with respect to individual bonds and other instruments, indices and baskets of securities, interest rates and currencies, and structured notes as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, as well as to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities, a practice that may introduce leverage into the Fund. The Portfolio Managers may choose not to hedge the Fund’s positions. The Fund may also invest directly in foreign currencies for hedging risk and/or investment purposes.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt and other instruments of issuers that are tied economically to emerging market countries and other investments that provide investment exposure to such debt instruments. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the international debt and currency markets and the markets for the debt of any particular countries in which the Fund may be concentrated, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Risks of Investments in China through Bond Connect Programs. There are significant risks inherent in investing through China’s Bond Connect Programs (“Bond Connect”), which allow eligible foreign investors to purchase certain China onshore debt securities available from China’s interbank bond market. The Chinese investment and banking systems are materially

15 Emerging Markets Debt Fund

different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. Bond Connect uses the market infrastructure of both Hong Kong and mainland China. If either one or both markets involved are closed on a day the Fund is open, the Fund may not be able to add to or exit a position on such a day, which could adversely affect the Fund’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the Fund could sell, but could no longer purchase, such securities through Bond Connect. Investing through Bond Connect also includes the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Further regulations, restrictions, interpretation or guidance, such as limitations on redemptions and availability of securities, may adversely impact Bond Connect. There can be no assurance that Bond Connect will not be restricted, suspended, or abolished.

With respect to tax treatment, investments via Bond Connect could result in unexpected tax liabilities for a Fund, and there is also some uncertainty around the tax treatment of payments such as interest payable to U.S. investors. Although the Chinese government announced that interest income received by eligible foreign investors in the Chinese financial instruments held by them through Bond Connect would be exempt from enterprise income tax and value-added tax until December 31, 2025, it is currently unknown if the Chinese government will extend the exemption beyond December 31, 2025. Although it is currently anticipated that such an extension is likely to occur, if an extension did not occur, it could result in tax liabilities for a Fund.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is

16 Emerging Markets Debt Fund

generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

17 Emerging Markets Debt Fund

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet

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redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

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An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

20 Emerging Markets Debt Fund

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Structured Note Risk. Structured notes are notes where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, financial instrument, market or interest rate. Generally, investments in such notes are used as a substitute for positions in underlying indicators and involve many of the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. Structured notes may be exchange traded or traded over-the-counter and privately negotiated. Structured notes can have risks of both fixed income securities and derivatives transactions, including leverage risk. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including changes in the value of one or more specified reference instruments. The performance of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses. Structured notes are subject to counterparty risk, which is the risk that the issuer of the structured note will not fulfill its contractual obligation to complete the transaction with the Fund. Investments in structured notes, including credit-linked notes, involve risks including interest rate risk, credit risk, liquidity risk and market risk. Structured notes may be illiquid and may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

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Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q2 ’20, 13.22%

Worst quarter:   Q1 ’20, -16.21%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

			Since Inception
Emerging Markets Debt Fund	1 Year	5 Years	(9/27/2013)
Institutional Class Return Before Taxes	-13.42	-1.81	0.57
Institutional Class Return After Taxes on Distributions	-14.45	-2.98	-0.71
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-7.20	-1.36	0.37
Class A Return Before Taxes	-17.40	-3.06	-0.28
Class C Return Before Taxes	-15.11	-2.90	-0.55
50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified (reflects no deduction for fees, expenses or taxes)	-13.51	-1.29	0.78
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager. Neuberger Berman Europe Limited (“NBEL”) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Rob Drijkoningen (Managing Director of NBEL), Gorky Urquieta (Managing Director of the Manager), Bart Van der Made, CFA (Managing Director of NBEL), Raoul Luttik (Managing Director of NBEL), Jennifer Gorgoll, CFA (Managing Director of the Manager), Vera Kartseva, CFA (Senior Vice President of NBEL) and Nish Popat (Managing Director of NBEL). Mr. Drijkoningen, Mr. Urquieta, Mr. Van der Made, Mr. Luttik, Ms. Gorgoll, Ms. Kartseva and Mr. Popat have co-managed the Fund since its inception in 2013.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares

23 Emerging Markets Debt Fund

of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

24 Emerging Markets Debt Fund

Neuberger Berman Floating Rate Income Fund

Class A Shares (NFIAX), Class C Shares (NFICX), Institutional Class Shares (NFIIX)

GOAL

The Fund seeks high current income.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[2]	0.67	0.67	0.55
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.19	0.18	0.17
Total annual operating expenses	1.11	1.85	0.72
Fee waivers and/or expense reimbursement[3]	0.13	0.12	0.11
Total annual operating expenses after fee waiver and/or expense reimbursement[4]	0.98	1.73	0.61

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	“Management fees” have been restated to reflect current advisory fees, which are lower than prior advisory expenses.
[3]	“Fee waiver and/or expense reimbursement” has been restated to reflect the contractual expense limit for each Class as disclosed in note 4.
[4]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.97%, 1.72% and 0.60% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.97%, 1.72% and 0.60% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

25 Floating Rate Income Fund

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$521	$724	$972	$1,684
Class C (assuming redemption)	$276	$545	$965	$2,138
Class C (assuming no redemption)	$176	$545	$965	$2,138
Institutional Class	$62	$195	$366	$862

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities (borrowers). These loans are often at the time of investment below investment grade securities (commonly known as “junk” or “junk bonds”). The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. Floating interest rates vary with and adjust to reflect changes in a generally recognized base interest rate or the prime rate. The Fund generally seeks to focus on loans of companies that the Portfolio Managers believe have the ability to generate cash flow through a full business cycle, maintain adequate liquidity and have access to both debt and equity capital, but may invest in loans of distressed companies.

The Fund may also purchase fixed-rate loans, second lien loans, unsecured loans, investment grade and below investment grade fixed income securities, including investment grade short term debt obligations, convertible securities, money market instruments, repurchase agreements, and restricted securities.

The Portfolio Managers will seek positive returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. As part of this analysis, the Portfolio Managers also regularly engage with the management teams of issuers on issues that the Portfolio Managers believe are material to the credit risk of an issuer. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, to the extent applicable, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

In addition, the Portfolio Managers adjust weightings based on their analysis of general and sector-specific economic and market conditions, while seeking to diversify across industries, companies and investment size.

The Fund normally invests at least 80% of its net assets in floating rate securities (including loans) and other investment companies that provide investment exposure to such floating rate securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

26 Floating Rate Income Fund

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the markets for loan and fixed income instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. markets. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

27 Floating Rate Income Fund

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the

28 Floating Rate Income Fund

Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk” or “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

29 Floating Rate Income Fund

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

30 Floating Rate Income Fund

Repurchase Agreement Risk. Repurchase agreements generally are for a short period of time and involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may result in costs, delays, and/or losses to the Fund.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

31 Floating Rate Income Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q2 ’20, 11.81%

Worst quarter:    Q1 ’20, -13.89%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Floating Rate Income Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.56	2.93	3.12
Institutional Class Return After Taxes on Distributions	-3.80	1.00	1.29
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-0.94	1.41	1.56
Class A Return Before Taxes	-6.07	1.66	2.29
Class C Return Before Taxes	-3.72	1.78	1.96
Morningstar LSTA US Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	-0.60	3.31	3.67
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Joseph P. Lynch (Managing Director of the Manager) and Stephen J. Casey (Managing Director of the Manager). Mr. Lynch has managed the Fund since 2009 and Mr. Casey has managed the Fund since 2010.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax,

32 Floating Rate Income Fund

telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

33 Floating Rate Income Fund

Neuberger Berman High Income Bond Fund

Class A Shares (NHIAX), Class C Shares (NHICX), Institutional Class Shares (NHILX)

GOAL

The Fund seeks high total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75	0.75	0.63
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses[2]	0.13	0.11	0.08
Total annual operating expenses	1.13	1.86	0.71

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	The Fund has agreed that Class A will repay Neuberger Berman Investment Advisers LLC (the “Manager”) for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) to exceed 1.12% of its average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense. “Other expenses” shown above include a repayment of 0.02% for Class A.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$535	$769	$1,021	$1,741
Class C (assuming redemption)	$289	$585	$1,006	$2,180
Class C (assuming no redemption)	$189	$585	$1,006	$2,180
Institutional Class	$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

34 High Income Bond Fund

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests mainly in a diversified portfolio of U.S. dollar-denominated, High-Yield Bonds (as defined below), with an emphasis on debt securities rated below investment grade (commonly called “junk bonds”). For purposes of this Fund, High-Yield Bonds are generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by S&P Global Ratings, Baa by Moody’s Investors Service, Inc. (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, determined by the Portfolio Managers to be of comparable quality. The Fund may invest in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships, and other business entities. The Fund considers floating rate senior secured loans to be High-Yield Bonds. The Fund may invest a significant amount of its assets in loans, including in participation interests in loans.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk through disciplined credit analysis and diversification of credit quality. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias in High-Yield Bonds when the Portfolio Managers believe an economic downturn is underway and increasing lower quality holdings of High-Yield Bonds when the Portfolio Managers believe an economic expansion is underway. With regard to interest rate risk, the Portfolio Managers are sensitive to the overall duration of the portfolio in relation to its benchmark and evaluate the duration of potential new portfolio acquisitions in conjunction with their credit analysis. The Fund invests its assets in a broad range of issuers and industries.

The Portfolio Managers will seek positive returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. As part of this analysis, the Portfolio Managers also regularly engage with the management teams of issuers on issues that the Portfolio Managers believe are material to the credit risk of an issuer. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

In addition, the Portfolio Managers analyze and adjust weightings based on general and sector-specific economic and market conditions, while diversifying across industries, companies and investment size.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments. The Fund may also invest in restricted securities.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its net assets at the time of investment in non-U.S. dollar denominated securities.

The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up mainly of intermediate-term, U.S. dollar-denominated, High-Yield Bonds.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in High-Yield Bonds (as defined above) and other investment companies that provide investment exposure to such bonds. The Fund will

35 High Income Bond Fund

not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for high-yield debt and loan instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives.

36 High Income Bond Fund

The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the

37 High Income Bond Fund

securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the

38 High Income Bond Fund

portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might

39 High Income Bond Fund

adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

40 High Income Bond Fund

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

41 High Income Bond Fund

Returns would have been lower/higher if Neuberger Berman Investment Advisers LLC had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q2 ’20, 9.94%

Worst quarter:     Q1 ’20, -13.37%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

High Income Bond Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-11.72	1.78	3.18
Institutional Class Return After Taxes on Distributions	-13.75	-0.41	0.74
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-6.91	0.47	1.31
Class A Return Before Taxes	-15.78	0.45	2.31
Class C Return Before Taxes	-13.45	0.64	2.04
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-11.21	2.10	3.94
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Joseph Lind (Managing Director and Co-Head of U.S. High Yield of the Manager), and Christopher Kocinski (Managing Director and Co-Head of U.S. High Yield of the Manager). Mr. Lind has co-managed the Fund since July 2018, and Mr. Kocinski has co-managed the Fund since May 2019.

42 High Income Bond Fund

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

43 High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Class A Shares (NMHAX), Class C Shares (NMHCX), Institutional Class Shares (NMHIX)

GOAL

The Fund seeks high current income exempt from federal income tax.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67	0.67	0.55
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.55	2.12	0.29
Total annual operating expenses	1.47	3.79	0.84
Fee waivers and/or expense reimbursement	0.56	2.14	0.31
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.91	1.65	0.53

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.87%, 1.62% and 0.50% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.87%, 1.62% and 0.50% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$514	$703	$1,032	$1,961
Class C (assuming redemption)	$268	$520	$1,367	$3,576
Class C (assuming no redemption)	$168	$520	$1,367	$3,576
Institutional Class	$54	$170	$370	$946

44 Municipal High Income Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests primarily in high-yielding municipal securities, which may include securities of any credit quality that the Portfolio Managers believe have the potential for high yield. The Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Fund may invest in debt securities of any maturity or duration and does not have a target maturity or duration. The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities, and has no limit on the percentage of its assets that it may invest in securities of a particular credit quality. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.

The Fund seeks to reduce its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. As part of the investment process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

Additionally, the Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions), zero coupon municipal securities, inflation-linked debt securities, restricted securities, mortgage-related securities (e.g., single and multi-family housing bonds), and fixed, variable, and floating rate municipal securities. The Fund may also invest in other investment companies, including funds in the Neuberger Berman fund family and unaffiliated investment companies, including exchange-traded funds (“ETFs”, and collectively, “Underlying Funds”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

45 Municipal High Income Fund

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including Treasury futures), inverse floating rate securities and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Fund may also engage in when-issued and forward-settling transactions, which involve buying or selling securities with payment and delivery taking place at a future date. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be a Tax Preference Item. The Fund may not change this fundamental policy without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, or for investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for municipal debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates. In addition, the Fund may also realize a taxable gain or loss on such securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the

46 Municipal High Income Fund

derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

47 Municipal High Income Fund

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

48 Municipal High Income Fund

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

The Fund is also exposed to the affiliated Underlying Funds’ expenses, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

49 Municipal High Income Fund

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and

50 Municipal High Income Fund

substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an agreement, known as the Master Settlement Agreement (“MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued

51 Municipal High Income Fund

or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

Zero Coupon Bond Risk. Zero coupon bonds do not make periodic interest payments. Instead, they are sold at a discount from their face value and can be redeemed at face value when they mature. The market value of zero coupon bonds may respond to changes in interest rates to a greater degree (i.e., they are generally more volatile) than other fixed income securities with similar maturities and credit quality.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of one or more broad-based market indices. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

52 Municipal High Income Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q4 ’20, 4.27%

Worst quarter:   Q1 ’22, -7.26%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

			Since Inception
Municipal High Income Fund	1 Year	5 Years	(6/22/2015)
Institutional Class Return Before Taxes	-13.59	0.84	2.20
Institutional Class Return After Taxes on Distributions	-13.60	0.84	2.15
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-6.94	1.43	2.44
Class A Return Before Taxes	-17.63	-0.40	1.23
Class C Return Before Taxes	-15.47	-0.28	1.07
65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	-10.14	1.76	2.54
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by James L. Iselin (Managing Director of the Manager), S. Blake Miller, CFA (Managing Director of the Manager), and Eric J. Pelio (Senior Vice President of the Manager). Messrs. Iselin, Miller and Pelio have managed the Fund since its inception in June 2015.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

53 Municipal High Income Fund

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

The part of the Fund’s dividends that it reports as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, including retirement plans and accounts, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a Tax Preference Item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

54 Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

Class A Shares (NIMAX), Class C Shares (NIMCX), Institutional Class Shares (NMIIX)

GOAL

The Fund seeks high current income exempt from federal income tax by investing in municipal securities that fund projects that support positive social and environmental outcomes with a bias to underserved communities; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.52	0.52	0.40
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	2.29	5.19	0.41
Total annual operating expenses	3.06	6.71	0.81
Fee waivers and/or expense reimbursement	2.26	5.16	0.38
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.80	1.55	0.43

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.80%, 1.55% and 0.43% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.80%, 1.55% and 0.43% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$503	$670	$1,346	$3,153
Class C (assuming redemption)	$258	$490	$1,950	$5,388
Class C (assuming no redemption)	$158	$490	$1,950	$5,388
Institutional Class	$44	$138	$331	$889

55 Municipal Impact Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund mainly invests in municipal debt securities across the credit spectrum that finance projects that support beneficial environmental and social outcomes in U.S. communities, targeting positive impact alongside a financial return. The Fund normally invests at least 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Fund may invest in debt securities of any maturity or duration and does not have a target maturity or duration. The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities, and has no limit on the percentage of its assets that it may invest in securities of a particular credit quality. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.

The Fund seeks to reduce its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available.

The Portfolio Managers employ a research driven investment approach that proactively targets municipal securities that they believe fund projects that support positive social and environmental outcomes (“Impact”) in line with one or more of the UN Sustainable Development Goals (“SDGs”), which are a collection of goals set by the UN Development Program that calls for integration of economic development, social equity, and environmental protection (e.g., poverty eradication, food security, health, education, gender equality, access to water, sanitation, clean energy, decent jobs, key infrastructure, strong institutions, inequality reduction, sustainable urbanization, responsible production and consumption patterns, climate change mitigation and adaptation, and ecosystem conservation). The Portfolio Manager’s impact investing framework, as described in the previous sentence, is part of the credit analysis and bond selection process. As part of this process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve).

As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information including proactive engagement on ESG issues, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve security selection and enhance the Fund’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents.

The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment, including the compatibility of the investment with the Fund’s impact objectives or the market, changes.

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In pursuing its goal, the Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions), zero coupon municipal securities, inflation-linked debt securities, restricted securities (e.g., Rule 144A securities), mortgage-related securities (e.g., single and multi-family housing bonds) and other asset-backed securities, and fixed, variable, and floating rate municipal securities. The Fund may also invest in other investment companies, including funds in the Neuberger Berman fund family and unaffiliated investment companies, including exchange-traded funds (“ETFs”, and collectively, “Underlying Funds”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including Treasury futures), inverse floating rate securities and swaps, such as total return swaps, credit default swaps and interest rate swaps. The Fund may also engage in when-issued and forward-settling transactions, which involve buying or selling securities with payment and delivery taking place at a future date. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be a Tax Preference Item. The Fund may not change this fundamental policy without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, or for investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for municipal debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates. In addition, the Fund may also realize a taxable gain or loss on such securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

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Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

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High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Impact and ESG Criteria Risk. Investing on the basis of the Fund’s impact investing framework is qualitative and subjective by nature, and there is no assurance that the impact investing framework used by the Portfolio Managers or any judgement by the Portfolio Managers will reflect the beliefs or values of any particular investor. While the Fund will seek to invest in issuers that are consistent with the Fund’s impact investing framework, it is not required to invest in every issuer that meets this criteria. The Fund’s application of impact and ESG criteria could cause it to sell or avoid instruments that in hindsight could have performed well or enhanced the Fund’s risk profile. As with the use of any investment criteria in selecting the Fund’s investments, there is no guarantee that the criteria used by the Fund will result in the selection of issuers that will outperform other issuers, or help reduce risk in the Fund. The Fund may underperform funds that do not follow Impact and ESG criteria. Changes in the priorities or policies of the federal government may cause it to reduce or suspend its support for certain types of projects in which the Fund has invested or change laws or regulations from which the projects might benefit, causing such projects to be less viable financially or lessening their positive social or environmental impact.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives, short positions, and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

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Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

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Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

The Fund is also exposed to the affiliated Underlying Funds’ expenses, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

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Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and

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floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

Zero Coupon Bond Risk. Zero coupon bonds do not make periodic interest payments. Instead, they are sold at a discount from their face value and can be redeemed at face value when they mature. The market value of zero coupon bonds may respond to changes in interest rates to a greater degree (i.e., they are generally more volatile) than other fixed income securities with similar maturities and credit quality.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Prior to June 16, 2018, the Fund had a different goal and principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York

63 Municipal Impact Fund

City personal income taxes and invest in only investment grade securities. Its performance prior to that date might have been different if the current goal and principal investment strategies had been in effect.

For Class A and Class C, the performance prior to June 16, 2018, is that of the Fund’s Institutional Class. Because Institutional Class has lower expenses than Class A and Class C, its performance typically would have been better than that of Class A and Class C.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q4 ’22, 3.37%

Worst quarter:    Q1 ’22, -5.83%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

			Since Inception
Municipal Impact Fund	1 Year	5 Years	(3/11/2013*)
Institutional Class Return Before Taxes	-7.99	0.81	1.49
Institutional Class Return After Taxes on Distributions	-7.99	0.74	1.40
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-4.07	1.02	1.55
Class A Return Before Taxes	-12.22	-0.39	0.87
Class C Return Before Taxes	-9.92	-0.21	0.96
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-8.53	1.25	2.16
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	This date reflects when the Manager first became the investment manager to the Fund.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by James L. Iselin (Managing Director of the Manager), S. Blake Miller, CFA (Managing Director of the Manager), and Jeffrey Hunn (Senior Vice President of the Manager). Mr. Iselin and Mr. Miller have managed the Fund since March 2013. Mr. Hunn has managed the Fund since June 2018.

64 Municipal Impact Fund

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

The part of the Fund’s dividends that it reports as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, including retirement plans and accounts, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a Tax Preference Item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

65 Municipal Impact Fund

Neuberger Berman Municipal Intermediate Bond Fund

Class A Shares (NMNAX), Class C Shares (NMNCX), Institutional Class Shares (NMNLX)

GOAL

The Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.41	0.41	0.29
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.30	0.38	0.17
Total annual operating expenses	0.96	1.79	0.46
Fee waivers and/or expense reimbursement	0.29	0.37	0.16
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.67	1.42	0.30

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.67%, 1.42% and 0.30% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.67%, 1.42% and 0.30% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$491	$630	$847	$1,472
Class C (assuming redemption)	$245	$449	$860	$2,008
Class C (assuming no redemption)	$145	$449	$860	$2,008
Institutional Class	$31	$97	$207	$530

66 Municipal Intermediate Bond Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund normally invests at least 80% of its total assets in securities of municipal issuers within the U.S. and its territories; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities. The Fund normally will not invest more than 15% of its total assets in below investment grade securities. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.

The Fund seeks to minimize its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. As part of the investment process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

The Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions). The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including Treasury futures), inverse floating rate securities and swaps, such as total return swaps, credit default swaps and interest rate swaps. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average weighted portfolio duration of between three and seven years.

67 Municipal Intermediate Bond Fund

The Fund may not change its fundamental policy of normally investing at least 80% of its total assets in securities of municipal issuers without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts or for investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for municipal debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates. In addition, the Fund may also realize a taxable gain or loss on such securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative

68 Municipal Intermediate Bond Fund

instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.

69 Municipal Intermediate Bond Fund

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including

70 Municipal Intermediate Bond Fund

those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

71 Municipal Intermediate Bond Fund

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

72 Municipal Intermediate Bond Fund

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q4 ’22, 2.90%

Worst quarter:    Q1 ’22, -6.30%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Municipal Intermediate Bond Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-9.27	0.67	1.48
Institutional Class Return After Taxes on Distributions	-9.27	0.56	1.38
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-4.66	0.93	1.55
Class A Return Before Taxes	-13.49	-0.57	0.66
Class C Return Before Taxes	-11.18	-0.44	0.35
Bloomberg 7-Year G.O. Index (reflects no deduction for fees, expenses or taxes)	-5.67	1.56	1.91
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by James L. Iselin (Managing Director of the Manager) and S. Blake Miller, CFA (Managing Director of the Manager). Mr. Iselin has managed the Fund since 2007, and Mr. Miller has managed the Fund since 2010.

73 Municipal Intermediate Bond Fund

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

The part of the Fund’s dividends that it reports as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, including retirement plans and accounts, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a Tax Preference Item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

74 Municipal Intermediate Bond Fund

Neuberger Berman Short Duration Bond Fund

Class A Shares (NSHAX), Class C Shares (NSHCX), Institutional Class Shares (NSHLX)

GOAL

The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	2.50	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.44	0.44	0.32
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.30	0.30	0.28
Total annual operating expenses	0.99	1.74	0.60
Fee waivers and/or expense reimbursement	0.27	0.27	0.25
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.72	1.47	0.35

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.71%, 1.46% and 0.34% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.71%, 1.46% and 0.34% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$322	$474	$702	$1,357
Class C (assuming redemption)	$250	$465	$864	$1,980
Class C (assuming no redemption)	$150	$465	$864	$1,980
Institutional Class	$36	$113	$256	$674

75 Short Duration Bond Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests mainly in fixed and floating rate investment-grade bonds and other debt securities issued by domestic and foreign governments, corporate entities, and trusts. These may include mortgage- and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), and credit risk transfer securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Portfolio Managers monitor trends in the corporate and government securities markets, as well as a range of economic and financial factors utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear under-priced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 20% of its net assets in securities that are below investment grade (commonly known as “junk bonds”). In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions.

The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its total assets at the time of investment in non-US dollar denominated securities. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as High Income Organization for Economic Cooperation and Development (OECD) member countries by the World Bank.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, currencies, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps.

The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions. Additionally, the Fund may invest in restricted securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. As part of the investment process, the Portfolio Managers analyze individual issues (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

76 Short Duration Bond Fund

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of three years or less.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

In an effort to achieve its goal, the Fund may engage in frequent and active trading.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. While this Fund may have a shorter duration than many other income funds, this Fund is not intended to operate like a money market fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest

77 Short Duration Bond Fund

rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

78 Short Duration Bond Fund

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These

79 Short Duration Bond Fund

securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

80 Short Duration Bond Fund

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value.

81 Short Duration Bond Fund

Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

82 Short Duration Bond Fund

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:      Q2 ’20, 6.60%

Worst quarter:     Q1 ’20, -5.88%

83 Short Duration Bond Fund

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Short Duration Bond Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-4.83	1.08	0.93
Institutional Class Return After Taxes on Distributions	-6.15	-0.13	0.00
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-2.78	0.34	0.32
Class A Return Before Taxes	-7.58	0.19	0.29
Class C Return Before Taxes	-6.80	-0.05	-0.20
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-3.69	0.92	0.88
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Michael Foster (Managing Director of the Manager), Matthew McGinnis (Senior Vice President of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager) and David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager). Mr. Foster has managed the Fund since 2008. Mr. McGinnis has managed the Fund since February 2017. Mr. Brown has managed the Fund since May 2021. Mr. Bhatia has managed the Fund since July 2022.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These

84 Short Duration Bond Fund

payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

85 Short Duration Bond Fund

Neuberger Berman Strategic Income Fund

Class A Shares (NSTAX), Class C Shares (NSTCX), Institutional Class Shares (NSTLX)

GOAL

The Fund seeks high current income with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Under the Fund’s policies, you may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. Certain financial intermediaries have sales charges and/or policies and procedures regarding sales charge waivers applicable to their customers that differ from those described below. More information about these and other discounts is available from your financial intermediary, in “Sales Charge Reductions and Waivers” on page 160 in the Fund’s prospectus, and in Appendix A to the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of lower of original purchase price or current market value)[1]	None	1.00	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67	0.67	0.55
Distribution and/or shareholder service (12b-1) fees	0.25	1.00	None
Other expenses	0.08	0.06	0.06
Total annual operating expenses	1.00	1.73	0.61
Fee waivers and/or expense reimbursement	0.00	0.03	0.01
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	1.00	1.70	0.60

[1]	For Class A shares, a contingent deferred sales charge (“CDSC”) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.99%, 1.69% and 0.59% of average net assets, respectively. Each of these undertakings lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.99%, 1.69% and 0.59% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which the Manager incurred the expense. “Other expenses” shown above include a repayment of less than 0.01% for Class A.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$523	$730	$954	$1,598
Class C (assuming redemption)	$273	$536	$930	$2,033
Class C (assuming no redemption)	$173	$536	$930	$2,033
Institutional Class	$61	$192	$337	$759

86 Strategic Income Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio. During the most recent fiscal year, the Fund’s portfolio turnover rate including to-be-announced (“TBA”) roll transactions was 308%.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests primarily in a diversified mix of debt securities. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities; municipal securities; foreign securities, including emerging markets; corporate bonds; commercial paper; mortgage-backed and other asset-backed securities; and loans. Securities in which the Fund may invest may be issued by domestic and foreign governments, supranational entities (e.g. World Bank, IMF), corporate entities and trusts and may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest from the time of issuance.

While the Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities and unrated securities, and may invest without limit in below investment grade securities (commonly known as “junk bonds”), under normal market conditions, the Portfolio Managers anticipate that the Fund’s average credit quality will be investment grade. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forwards, including forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps, options on futures and options on interest rate swaps, otherwise known as swaptions.

The Fund may also invest without limit in foreign securities, which may be denominated in any currency including the local currency of the issuer, but normally will not invest more than 50% of its total assets at the time of investment in obligations of issuers in emerging market countries. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as a High Income Organization for Economic Cooperation and Development (OECD) member country by the World Bank.

Additionally, the Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions), convertible securities, restricted securities and preferred securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date. The Fund may enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. The Fund may also hold cash and short-term securities, including cash equivalents and other debt obligations.

The Fund may invest in debt securities of any maturity and while the Fund does not have a target average duration, under normal market conditions, the Portfolio Managers anticipate that the Fund’s average duration will be between two and eight years. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

Investment Philosophy and Process

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

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■	Portfolio Strategy: The Portfolio Management Team establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

■	Strategy Implementation: Once the Portfolio Management Team establishes the investment profile for the Fund, the specialty sector investment teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-U.S. dollar denominated securities.

When assessing the worth of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning) to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

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Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that

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the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

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Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held

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by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be

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difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of

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regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting

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sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

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Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q2 ’20, 11.07%

Worst quarter:   Q1 ’20, -10.62%

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AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Strategic Income Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-10.58	1.37	2.32
Institutional Class Return After Taxes on Distributions	-11.81	-0.36	0.64
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	-5.62	0.39	1.06
Class A Return Before Taxes	-14.68	0.09	1.47
Class C Return Before Taxes	-12.41	0.26	1.20
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), and Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Mr. Tank has managed the Fund since February 2008, Messrs. Bardas and Brown have managed the Fund since April 2009, and Mr. Bhatia has managed the Fund since December 2017.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, certain shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Direct Investors” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These

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payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

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Descriptions of Certain Practices and Security Types

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock’s price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock’s price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer’s common stock, but lower than the yield of the issuer’s debt securities.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

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Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Inflation-Linked Debt Securities. Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk” or “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Municipal Securities. Municipal securities include, among other types of instruments, general obligation bonds, revenue bonds, private activity bonds, anticipation notes and tax-exempt commercial paper. General obligation bonds are backed by the full taxing power of the issuing governmental entity. Revenue bonds are backed only by the income from a specific project, facility, or tax. Private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any. They are not backed by the credit of any governmental or public authority. Anticipation notes are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating requirements.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Risks of Investments in China through Bond Connect Programs. There are significant risks inherent in investing through China’s Bond Connect Programs (“Bond Connect”), which allow eligible foreign investors to purchase certain China onshore debt securities available from China’s interbank bond market. The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. Bond Connect uses the market infrastructure of both Hong Kong and mainland China. If either one or both markets involved are closed on a day the Fund is open, the Fund may not be able to add to or exit a position on such a day, which could adversely affect the Fund’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the Fund could sell, but could no longer purchase, such securities through Bond Connect. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.

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The Hong Kong investor compensation funds, which are set up to protect against defaults related to trades of exchange-traded products in Hong Kong, do not apply to trades made through the Bond Connect programs. The Fund may not be able to participate in corporate actions for securities purchased through Bond Connect as a result of time zone differences and operational constraints, which could cause delays in the Fund’s receipt of distribution payments. Bond Connect trades are settled in onshore Renminbi (“CNY”) although it is possible to engage certain eligible banks to use other currencies to convert currency into offshore Renminbi for settlement. The Fund must therefore have timely access to a supply of offshore Renminbi in Hong Kong, which cannot be guaranteed, or opt for settlement in other currencies followed by conversion into CNY, which may require additional time. The unavailability of a ready supply of accepted settlement currencies could subject the Fund to losses. Further, the foreign exchange conversion and hedging transactions must comply with certain requirements that may result in additional risks along with additional costs.

Bond Connect is in its relatively early stages, and the actual effect on the market for trading fixed-income investments available from China’s interbank bond market with the introduction of large numbers of foreign investors is unknown. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In particular, since aspects of the settlement process for one of the principal Chinese bond clearinghouses, China Central Depository & Clearing Co, Ltd. (“CDCC”), are not automated, there may be an increased risk of settlement delays, errors and counterparty default. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are new and untested. Further, securities purchased via Bond Connect will be held by the Central Moneymarkets Unit of the Hong Kong Monetary Authority on behalf of ultimate investors via a book entry omnibus account in the books of a China-based custodian (typically, either the CDCC or the Shanghai Clearing House (“SCH”)). The Fund’s interest in securities purchased through Bond Connect will not be reflected directly in a book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian, and the Fund will be a beneficial owner, a concept that is relatively undeveloped in Chinese law. This recordkeeping system subjects the Fund to various additional risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian.

Further regulations, restrictions, interpretation or guidance, such as limitations on redemptions and availability of securities, may adversely impact Bond Connect. There can be no assurance that Bond Connect will not be restricted, suspended, or abolished. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges with respect to the Bond Connect program, including tax rules governing investments via Bond Connect, are uncertain or untested, and they may have a detrimental effect on a Fund’s investments and returns. With respect to tax treatment, investments via Bond Connect could result in unexpected tax liabilities for a Fund, and there is also some uncertainty around the tax treatment of payments such as interest payable to U.S. investors. Although the Chinese government announced that interest income received by eligible foreign investors in the Chinese financial instruments held by them through Bond Connect would be exempt from enterprise income tax and value-added tax until December 31, 2025, it is currently unknown if the Chinese government will extend the exemption beyond December 31, 2025. Although it is currently anticipated that such an extension is likely to occur, if an extension did not occur, it could result in tax liabilities for a Fund.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, (iv) the investment return could be significantly different than those predicted by financial models; (v) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures, (vi) the manager of the CDO may perform poorly, and (vii) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under

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the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage,

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which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and

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there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than

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expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. markets. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. Further, from time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund does so, there is a greater risk that economic, political, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanic eruptions, floods, droughts or tsunamis and are economically sensitive to environmental events.

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The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Impact and ESG Criteria Risk. Investing on the basis of the Fund’s impact investing framework is qualitative and subjective by nature, and there is no assurance that the impact investing framework used by the Portfolio Managers or any judgement by the Portfolio Managers will reflect the beliefs or values of any particular investor. While the Fund will seek to invest in issuers that are consistent with the Fund’s impact investing framework, it is not required to invest in every issuer that meets this criteria. The Fund’s application of Impact and ESG criteria could cause it to sell or avoid instruments that in hindsight could have performed well or enhanced the Fund’s risk profile. As with the use of any investment criteria in selecting the Fund’s investments, there is no guarantee that the criteria used by the Fund will result in the selection of issuers that will outperform other issuers, or help reduce risk in the Fund. The Fund may underperform funds that do not follow Impact and ESG criteria. Investing based on Impact and ESG criteria is qualitative and subjective by nature and there is no guarantee that the criteria used by the Fund will reflect the beliefs or values of any particular investor. Changes in the priorities or policies of the federal government may cause it to reduce or suspend its support for certain types of projects in which the Fund has invested or change laws or regulations from which the projects might benefit, causing such projects to be less viable financially or lessening their positive social or environmental impact. The Portfolio Manager’s judgment as to the potential social or environmental impact of a project is based partially on information from external sources; such information, like other information used to identify securities in which to invest, may change or may not be readily available, complete, or accurate, which could negatively impact the Fund’s performance.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked debt securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation measure. In addition, any inflation measure used could be discontinued, substituted or changed in a manner that could adversely impact such securities.

Repayment of the original principal upon maturity (as adjusted upward for inflation, as needed) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked debt securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, (i.e., when nominal interest rates increase at a faster rate than inflation), and rises when real interest rates fall (i.e., when inflation rises at a faster rate than nominal interest rates). Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not

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necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise, and produces more income and may increase in value when market rates fall. Whereas ordinary fixed income securities suffer a decline in value when market rates rise, this phenomenon is exacerbated in the case of inverse floaters, because when market rates rise, the rate paid by the inverse floater declines, producing greater price and income volatility than a conventional fixed-rate bond with comparable credit quality and maturity. An investment in an inverse floater involves the risk of loss of principal and may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses. Accordingly, the holder of an inverse floater could lose more than its principal investment.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives, short positions, and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the interest and other costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy its obligations or to comply with certain asset coverage requirements.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of

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floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation, which may increase the Fund’s operating expenses. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if Fund management receives material non-public information about the issuer (which is not uncommon in the loan market), the Fund may, as a result, be unable to sell the issuer’s securities.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk” or “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

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The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as prepayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Further, such securities may have credit support, the utility of which could be negatively affected by such conditions as well.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. At times, the secondary market for municipal securities may not be liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state.

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Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, or Neuberger Berman Municipal Intermediate Bond Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item. Consult your tax adviser for more information.

Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is excludable from gross income for federal income tax. If any municipal security held by Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, or Neuberger Berman Municipal Intermediate Bond Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including affiliated Underlying Funds, money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the

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ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

A Fund is also exposed to the affiliated Underlying Funds’ expenses, which could result in the duplication of certain fees, including the administration fees that are paid to Neuberger Berman Investment Advisers LLC (“NBIA”). NBIA is the investment manager for both the Fund and the affiliated Underlying Funds and may be deemed to have a conflict of interest in determining the allocation of the Fund to the affiliated Underlying Funds. This conflict of interest is reduced, however, because the Manager has undertaken to waive a portion of the Fund’s advisory fee equal to the advisory fee it receives from affiliated Underlying Funds on the Fund’s assets invested in those affiliated Underlying Funds.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks, and there is a risk an issuer of preferred securities may call or redeem prior to any stated maturity. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer, may suffer a loss of value if distributions are not paid, and may be required to report the deferred distribution on its tax returns, even though it may not have received any cash. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially

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interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

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An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Repurchase Agreement Risk. Repurchase agreements generally are for a short period of time and involve the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may result in costs, delays, and/or losses to the Fund. In such a case, the Fund may incur expenses in enforcing its rights under the repurchase agreement. Repurchase agreements also involve the risk that a Fund could lose money if (a) the underlying instruments used as collateral lose their value before they can be sold, (b) a Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral, or (c) a Fund is unable to access collateral and unable to enforce its rights.

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Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Structured Note Risk. Structured notes are notes where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, financial instrument, market or interest rate. Generally, investments in such notes are used as a substitute for positions in underlying indicators and involve many of the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. Structured notes may be exchange traded or traded over-the-counter and privately negotiated. Structured notes can have risks of both fixed income securities and derivatives transactions, including leverage risk. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including changes in the value of one or more specified reference instruments. The performance of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses. Structured notes are subject to counterparty risk, which is the risk that the issuer of the structured note will not fulfill its contractual obligation to complete the transaction with the Fund. Investments in structured notes, including credit-linked notes, involve risks including interest rate risk, credit risk and market risk. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference instrument. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or

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floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as “inverse floaters”), receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.

Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (“MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment or default by the issuer. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities. In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Zero Coupon Bond Risk. Zero coupon bonds do not make periodic interest payments. Instead, they are sold at a discount from their face value and can be redeemed at face value when they mature. Even though zero coupon bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments, which the Fund is required to distribute to shareholders annually. Thus, the Fund could be required at times to liquidate other investments in order to generate cash to satisfy its distribution requirements. The market value of zero coupon bonds may respond to changes in interest rates to a greater degree (i.e., they are generally more volatile) than other fixed income securities with similar maturities and credit quality.

Information about Additional Risks and Other Practices

As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should a Fund engage in borrowing or securities lending, or should a Fund use derivatives or invest in foreign securities, it will be subject to the additional risks associated with these practices and securities.

Borrowing money, securities lending, or using derivatives would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements. A Fund that does not utilize derivatives as a part of its principal investment strategy may, to a limited extent, use certain derivatives as a means of hedging risk and/or for investment or efficient portfolio management purposes. A derivative instrument, whether used for hedging or for speculation, could fail to perform as expected, causing a loss for the Fund.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, a Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the

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securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal. Furthermore, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund could earn income that is not exempt from federal income tax. In addition, to the extent a Fund is new or is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

A Fund may change its goal without shareholder approval, although none currently intend to do so.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index. The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. Government) and investment grade corporate securities.

The Bloomberg 7-Year General Obligation (G.O.) Index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O. Index. The Bloomberg G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

The 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index blended index is composed of 65% Bloomberg Municipal Bond Index (described below) and 35% Bloomberg Municipal High Yield Index (described below), and is rebalanced monthly.

The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

The Bloomberg Municipal High Yield Index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an

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outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

The 50% J.P. Morgan Government Bond Index (GBI) - Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) - Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) - Diversified blended index is composed of 50% J.P. Morgan Government Bond Index (GBI) - Emerging Markets Global Diversified (described below), 25% J.P. Morgan Emerging Markets Bond Index (EMBI) - Global Diversified (described below), and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) - Diversified (described below), and is rebalanced monthly. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs will be incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

The J.P. Morgan Government Bond Index (GBI) - Emerging Markets Global Diversified tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

The J.P. Morgan Emerging Markets Bond Index (EMBI) - Global Diversified tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) - Diversified tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The starting universe consists of senior secured, USD denominated syndicated term leveraged loans with a minimum initial term of one year, a minimum initial spread of base rate (LIBOR/SOFR) plus 125 basis points, and a minimum initial issue size of $50 million. The index is rebalanced on a weekly basis every Friday. The index was renamed from S&P/LSTA Leveraged Loan Index to Morningstar LSTA US Leveraged Loan Index effective 8/29/2022.

Management of the Funds

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management,

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and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. For Neuberger Berman Emerging Markets Debt Fund, the Manager engages Neuberger Berman Europe Limited (“NBEL”), located at Lansdowne House, 57 Berkeley Square, London, W1J 6ER, as sub-adviser to choose the Fund’s investments and handle its day-to-day investment business for the portion of the Fund’s assets allocated to it by the Fund’s Manager. As investment manager, the Manager is responsible for overseeing the activities of NBEL. Together, the Neuberger Berman affiliates manage approximately $427 billion in total assets (as of 12/31/2022) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements. NBEL, Neuberger Berman Singapore Pte. Limited and Neuberger Berman Asset Management Ireland Limited are considered participating affiliates of NBIA pursuant to applicable regulatory guidance.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements and, as applicable, sub-advisory agreements is available in the Funds’ annual report for the fiscal period ended October 31, 2022.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Municipal High Income Fund without first obtaining shareholder approval. The exemptive order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. It is not expected that the Manager would normally recommend replacement of an affiliated subadviser as part of its oversight responsibilities. A Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to a Fund.

Neuberger Berman Core Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.45%, 0.45% and 0.33%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Neuberger Berman Emerging Markets Debt Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.82%, 0.82% and 0.70%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Neuberger Berman Floating Rate Income Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.67%, 0.67% and 0.55%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Neuberger Berman High Income Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.75%, 0.75% and 0.63%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Neuberger Berman Municipal High Income Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.67%, 0.67% and 0.55%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

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Neuberger Berman Municipal Impact Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.52%, 0.52% and 0.40%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Neuberger Berman Municipal Intermediate Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.41%, 0.41% and 0.29%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Neuberger Berman Short Duration Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.44%, 0.44% and 0.32%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Neuberger Berman Strategic Income Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.67%, 0.67% and 0.55%, respectively, of average daily net assets for Class A, Class C and Institutional Class.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

Neuberger Berman Core Bond Fund

Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998 and is the Co-Head of Global Investment Grade Fixed Income. In addition, he is a member of the Asset Allocation Committee. Mr. Bardas has been a Portfolio Manager of the Fund since February 2008.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since February 2008.

Nathan Kush is a Managing Director of the Manager. He joined the firm in 2001. He is a member of the portfolio management team for the firm’s Global Investment Grade strategies. Additionally, he is involved in investment grade credit research and, previously, covered the banking, brokerage, finance, insurance and REIT sectors. Mr. Kush has been a Portfolio Manager of the Fund since December 2017.

Olumide Owolabi is a Managing Director of the Manager. He joined the firm in 2003. He is the Head of the U.S. Rates team and has investment and research responsibilities across global interest rate and inflation markets. Mr. Owolabi has been a Portfolio Manager of the Fund since February 2023.

Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since April 2009.

Neuberger Berman Emerging Markets Debt Fund

Rob Drijkoningen is a Managing Director of NBEL. Mr. Drijkoningen joined the firm in 2013 and is a portfolio manager and co-head of the firm’s Emerging Markets Debt team. Prior to joining the firm, he was at another firm from 1995 to 2013 where he was most recently global co-head of the emerging markets debt team, responsible for emerging markets debt and currency strategies. He has co-managed the Fund since September 2013.

Gorky Urquieta is a Managing Director of the Manager. Mr. Urquieta joined the firm in 2013 and is a portfolio manager and co-head of the firm’s Emerging Markets Debt team. Prior to joining the firm, he was at another firm from 1997 to 2013 where he was most recently global co-head of the emerging markets debt team, responsible for emerging markets debt and currency strategies. He has co-managed the Fund since September 2013.

Bart Van der Made, CFA, is a Managing Director of NBEL. Mr. Van der Made joined the firm in 2013 and is a portfolio manager for the firm’s Emerging Markets Debt team. Prior to joining the firm, he was at another firm from 1997 to 2013 where he was most recently a senior portfolio manager, responsible for emerging markets hard currency strategies. He has co-managed the Fund since September 2013.

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Raoul Luttik is a Managing Director of NBEL. Mr. Luttik joined the firm in 2013 and is a portfolio manager for the firm’s Emerging Markets Debt team. Prior to joining the firm, he was at another firm from 1998 to 2013 where he was a lead portfolio manager, responsible for emerging markets local currency strategies. He has co-managed the Fund since September 2013.

Jennifer Gorgoll, CFA, is a Managing Director of the Manager. Ms. Gorgoll joined the firm in 2013 and is a portfolio manager for the firm’s Emerging Markets Debt team. Prior to joining the firm, she was at another firm from 2002 to 2013 where she was a lead portfolio manager, responsible for emerging markets corporate debt strategies. She has co-managed the Fund since September 2013.

Vera Kartseva, CFA, is a Senior Vice President of NBEL. Ms. Kartseva joined the firm in 2013 and is a portfolio manager and strategist focusing on tactical asset allocation for the firm’s Emerging Markets Debt team. Prior to joining the firm, she was at another firm from 2007 to 2013 where she managed a hard and local currency fund and concentrated on emerging markets debt tactical asset allocation. She has co-managed the Fund since September 2013.

Nish Popat is a Managing Director of NBEL. Mr. Popat joined the firm in 2013 and is a portfolio manager for the firm’s Emerging Markets Debt team. Prior to joining the firm, he was at another firm from 2008 to 2013 where he was a senior portfolio manager, responsible for emerging corporate debt strategies. He has co-managed the Fund since September 2013.

Neuberger Berman Floating Rate Income Fund

Joseph P. Lynch is a Managing Director of the Manager. Mr. Lynch is a senior portfolio manager for non-investment grade credit focusing on loan portfolios for the Manager and also serves on the firm’s credit committee for non-investment grade credit and the investment risk committee. He has co-managed the Fund since 2009. Prior to joining the firm, Mr. Lynch was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Stephen J. Casey, CFA is a Managing Director of the Manager. Mr. Casey is a senior portfolio manager for non-investment grade credit portfolios for the Manager and also serves on the firm’s investment risk committee for high yield bonds and senior floating rate loans. He has co-managed the Fund since 2010. Prior to joining the firm, Mr. Casey was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Neuberger Berman High Income Bond Fund

Joseph Lind, CFA, is a Managing Director of the Manager. He has co-managed the Fund since July 2018 and is Co-Head of U.S. High Yield. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

Christopher Kocinski, CFA, is a Managing Director of the Manager. Mr. Kocinski joined the firm in 2006 and is Co-Head of U.S. High Yield. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.

Neuberger Berman Municipal High Income Fund

James L. Iselin is a Managing Director of the Manager. Mr. Iselin has managed the Fund since its inception in June 2015. Mr. Iselin joined the firm in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in its Municipal Fixed Income group since 1993.

S. Blake Miller, CFA, is a Managing Director of the Manager. Mr. Miller has managed the Fund since its inception in June 2015. Mr. Miller joined the firm in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

Eric J. Pelio is a Senior Vice President of the Manager. Mr. Pelio has managed the Fund since its inception in June 2015. Mr. Pelio joined the firm in 2008. Prior to this, he was an associate portfolio manager working in Municipal Securities at another firm where he worked since 2004.

Neuberger Berman Municipal Impact Fund

James L. Iselin is a Managing Director of the Manager. Mr. Iselin has managed the Fund since March 2013. Mr. Iselin joined the firm in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in its Municipal Fixed Income group since 1993.

S. Blake Miller, CFA, is a Managing Director of the Manager. Mr. Miller has managed the Fund since March 2013. Mr. Miller joined the firm in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

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Jeffrey Hunn is a Senior Vice President of the Manager. Mr. Hunn has managed the Fund since June 2018. Mr. Hunn joined the firm in June 2003 and has had various roles throughout the firm.

Neuberger Berman Municipal Intermediate Bond Fund

James L. Iselin and S. Blake Miller, CFA, are Managing Directors of the Manager. Mr. Iselin has managed the Fund since 2007. Mr. Iselin joined the firm in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993. Mr. Miller has managed the Fund since 2010. Mr. Miller joined the firm in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

Neuberger Berman Short Duration Bond Fund

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since July 2022.

Michael Foster is a Managing Director of the Manager. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at the firm since 2004.

Matthew McGinnis is a Senior Vice President of the Manager. Mr. McGinnis joined the firm in 2008 and has been a Portfolio Manager of the Fund since February 2017. Prior to being named co-portfolio manager of the Fund, Mr. McGinnis was a Senior Trader on the Enhanced Cash and Short Duration portfolio management teams.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since May 2021.

Neuberger Berman Strategic Income Fund

Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998 and is the Co-Head of Global Investment Grade Fixed Income. In addition, he is a member of the Asset Allocation Committee. Mr. Bardas has been a Portfolio Manager of the Fund since April 2009.

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since December 2017.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since April 2009.

Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since February 2008.

122

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Core Bond Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.30	9.76	10.50	10.90	10.60
Plus:
Income from investment operations
Net investment income (loss)(3)	0.23	0.26	0.23	0.13	0.20
Net gain/(losses) — realized and unrealized	(0.52)	0.78	0.47	(0.02)	(1.96)
Subtotal: income (loss) from investment operations	(0.29)	1.04	0.70	0.11	(1.76)
Minus:
Distributions to shareholders
Income dividends	0.22	0.24	0.30	0.23	0.25
Capital gain distributions	—	—	—	0.18	—
Tax return of capital	0.03	0.06	—	—	—
Subtotal: distributions to shareholders	0.25	0.30	0.30	0.41	0.25
Equals:
Share price (NAV) at end of year	9.76	10.50	10.90	10.60	8.59
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.86	0.85	0.80	0.78	0.78
Gross expenses(1)	0.92	0.93	0.84	0.80	0.80
Net investment income (loss) — actual	2.32	2.60	2.11	1.16	2.06
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(5)	(2.83)	10.82	6.76	0.97	(16.76)
Net assets at end of year (in millions of dollars)	18.3	19.4	23.0	22.6	18.5
Portfolio turnover rate (%)(4)	136	147	111	151	164

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 226%, 243%, 186%, 187% and 224% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(5)	Does not include the effect of sales charges.

123

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Core Bond Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.31	9.77	10.51	10.91	10.61
Plus:
Income from investment operations
Net investment income (loss)(3)	0.16	0.19	0.15	0.05	0.13
Net gain/(losses) — realized and unrealized	(0.52)	0.78	0.47	(0.02)	(1.96)
Subtotal: income (loss) from investment operations	(0.36)	0.97	0.62	0.03	(1.83)
Minus:
Distributions to shareholders
Income dividends	0.15	0.17	0.22	0.15	0.18
Capital gain distributions	—	—	—	0.18	—
Tax return of capital	0.03	0.06	—	—	—
Subtotal: distributions to shareholders	0.18	0.23	0.22	0.33	0.18
Equals:
Share price (NAV) at end of year	9.77	10.51	10.91	10.61	8.60
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	1.61	1.60	1.55	1.53	1.53
Gross expenses(1)	1.67	1.68	1.59	1.57	1.58
Net investment income (loss) — actual	1.56	1.85	1.39	0.43	1.33
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(5)	(3.55)	9.99	5.97	0.22	(17.37)
Net assets at end of year (in millions of dollars)	2.2	2.2	2.1	1.4	1.5
Portfolio turnover rate (%)(4)	136	147	111	151	164

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 226%, 243%, 186%, 187% and 224% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(5)	Does not include the effect of sales charges.

124

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Core Bond Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.34	9.79	10.53	10.94	10.63
Plus:
Income from investment operations
Net investment income (loss)(3)	0.28	0.30	0.27	0.17	0.24
Net gain/(losses) — realized and unrealized	(0.54)	0.79	0.49	(0.03)	(1.96)
Subtotal: income (loss) from investment operations	(0.26)	1.09	0.76	0.14	(1.72)
Minus:
Distributions to shareholders
Income dividends	0.26	0.29	0.35	0.27	0.29
Capital gain distributions	—	—	—	0.18	—
Tax return of capital	0.03	0.06	—	—	—
Subtotal: distributions to shareholders	0.29	0.35	0.35	0.45	0.29
Equals:
Share price (NAV) at end of year	9.79	10.53	10.94	10.63	8.62
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.46	0.45	0.40	0.38	0.38
Gross expenses(1)	0.54	0.55	0.46	0.43	0.43
Net investment income (loss) — actual	2.73	2.98	2.51	1.56	2.42
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(2.52)	11.24	7.28	1.28	(16.37)
Net assets at end of year (in millions of dollars)	373.3	332.3	473.5	578.1	413.1
Portfolio turnover rate (%)(4)	136	147	111	151	164

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 226%, 243%, 186%, 187% and 224% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

125

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Emerging Markets Debt Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout the period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	9.01	8.02	8.62	8.19	8.14
Plus:
Income from investment operations
Net investment income (loss)(3)	0.42	0.42	0.36	0.31	0.32
Net gain/(losses) — realized and unrealized	(0.98)	0.59	(0.45)	(0.05)	(2.06)
Subtotal: income (loss) from investment operations	(0.56)	1.01	(0.09)	0.26	(1.74)
Minus:
Distributions to shareholders
Income dividends	0.26	0.24	0.10	0.31	0.17
Return of Capital	0.17	0.17	0.24	—	0.14
Subtotal: distributions to shareholders	0.43	0.41	0.34	0.31	0.31
Equals:
Share price (NAV) at end of period	8.02	8.62	8.19	8.14	6.09
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.16	1.16	1.16	1.16	1.16
Gross expenses(1)	1.39	1.38	1.42	1.39	1.54
Net investment income (loss) — actual	4.88	5.01	4.33	3.69	4.60
OTHER DATA
Total return shows how an investment in the Fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(6.51)	12.85	(1.01)	3.10	(21.82)
Net assets at end of period (in millions of dollars)	8.8	3.2	1.3	0.5	0.5
Portfolio turnover rate (%)	86	68	86	59	55

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(4)	Does not include the effect of sales charges.

126

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Emerging Markets Debt Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout the period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	9.01	8.02	8.62	8.20	8.14
Plus:
Income from investment operations
Net investment income (loss)(3)	0.36	0.36	0.29	0.25	0.27
Net gain/(losses) — realized and unrealized	(0.99)	0.59	(0.43)	(0.06)	(2.06)
Subtotal: income (loss) from investment operations	(0.63)	0.95	(0.14)	0.19	(1.79)
Minus:
Distributions to shareholders
Income dividends	0.19	0.18	0.04	0.25	0.12
Return of Capital	0.17	0.17	0.24	—	0.14
Subtotal: distributions to shareholders	0.36	0.35	0.28	0.25	0.26
Equals:
Share price (NAV) at end of period	8.02	8.62	8.20	8.14	6.09
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.91	1.91	1.91	1.91	1.91
Gross expenses(1)	2.14	2.14	2.16	2.12	2.19
Net investment income (loss) — actual	4.15	4.25	3.52	2.95	3.86
OTHER DATA
Total return shows how an investment in the Fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(7.21)	12.01	(1.62)	2.21	(22.39)
Net assets at end of period (in millions of dollars)	0.5	0.4	0.5	0.6	0.6
Portfolio turnover rate (%)	86	68	86	59	55

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(4)	Does not include the effect of sales charges.

127

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Emerging Markets Debt Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout the period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	9.02	8.03	8.63	8.20	8.15
Plus:
Income from investment operations
Net investment income (loss)(3)	0.46	0.45	0.39	0.35	0.35
Net gain/(losses) — realized and unrealized	(0.99)	0.59	(0.45)	(0.06)	(2.06)
Subtotal: income (loss) from investment operations	(0.53)	1.04	(0.06)	0.29	(1.71)
Minus:
Distributions to shareholders
Income dividends	0.29	0.27	0.13	0.34	0.20
Return of Capital	0.17	0.17	0.24	—	0.14
Subtotal: distributions to shareholders	0.46	0.44	0.37	0.34	0.34
Equals:
Share price (NAV) at end of period	8.03	8.63	8.20	8.15	6.10
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.79	0.79	0.79	0.79	0.79
Gross expenses(1)	1.00	1.00	1.02	0.96	1.01
Net investment income (loss) — actual	5.28	5.36	4.69	4.08	4.91
OTHER DATA
Total return shows how an investment in the Fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(6.15)	13.26	(0.62)	3.49	(21.48)
Net assets at end of period (in millions of dollars)	194.8	158.5	153.0	222.8	103.8
Portfolio turnover rate (%)	86	68	86	59	55

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.

128

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Floating Rate Income Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.94	9.85	9.55	9.40	9.80
Plus:
Income from investment operations
Net investment income (loss)(3)	0.39	0.46	0.37	0.32	0.43
Net gain/(losses) — realized and unrealized	(0.09)	(0.29)	(0.15)	0.40	(0.75)
Subtotal: income (loss) from investment operations	0.30	0.17	0.22	0.72	(0.32)
Minus:
Distributions to shareholders
Income dividends	0.39	0.47	0.37	0.32	0.43
Subtotal: distributions to shareholders	0.39	0.47	0.37	0.32	0.43
Equals:
Share price (NAV) at end of year	9.85	9.55	9.40	9.80	9.05
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.07	1.08	1.07	0.99	0.97
Gross expenses(1)	1.23	1.29	1.34	1.20	1.11
Net investment income (loss) — actual	3.94	4.80	4.00	3.29	4.59
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	3.07	1.75	2.45	7.72	(3.33)
Net assets at end of year (in millions of dollars)	20.3	6.5	7.0	10.6	11.1
Portfolio turnover rate (%)	55	60	81	49	46

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

129

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Floating Rate Income Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.94	9.85	9.55	9.40	9.79
Plus:
Income from investment operations
Net investment income (loss)(3)	0.31	0.39	0.31	0.25	0.36
Net gain/(losses) — realized and unrealized	(0.08)	(0.30)	(0.16)	0.39	(0.74)
Subtotal: income (loss) from investment operations	0.23	0.09	0.15	0.64	(0.38)
Minus:
Distributions to shareholders
Income dividends	0.32	0.39	0.30	0.25	0.36
Subtotal: distributions to shareholders	0.32	0.39	0.30	0.25	0.36
Equals:
Share price (NAV) at end of year	9.85	9.55	9.40	9.79	9.05
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.82	1.84	1.82	1.75	1.72
Gross expenses(1)	1.97	2.02	2.06	1.94	1.84
Net investment income (loss) — actual	3.17	4.07	3.30	2.54	3.82
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	2.30	0.99	1.68	6.81	(3.97)
Net assets at end of year (in millions of dollars)	16.7	11.6	5.6	6.2	6.7
Portfolio turnover rate (%)	55	60	81	49	46

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

130

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Floating Rate Income Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.94	9.85	9.55	9.40	9.80
Plus:
Income from investment operations
Net investment income (loss)(3)	0.43	0.50	0.41	0.36	0.48
Net gain/(losses) — realized and unrealized	(0.09)	(0.30)	(0.15)	0.40	(0.77)
Subtotal: income (loss) from investment operations	0.34	0.20	0.26	0.76	(0.29)
Minus:
Distributions to shareholders
Income dividends	0.43	0.50	0.41	0.36	0.46
Subtotal: distributions to shareholders	0.43	0.50	0.41	0.36	0.46
Equals:
Share price (NAV) at end of year	9.85	9.55	9.40	9.80	9.05
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.70	0.71	0.70	0.62	0.60
Gross expenses(1)	0.85	0.89	0.93	0.80	0.72
Net investment income (loss) — actual	4.31	5.16	4.41	3.67	5.04
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	3.45	2.12	2.82	8.12	(2.96)
Net assets at end of year (in millions of dollars)	333.4	206.8	149.4	341.3	444.7
Portfolio turnover rate (%)	55	60	81	49	46

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

131

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman High Income Bond Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	8.79	8.35	8.52	8.33	8.68
Plus:
Income from investment operations
Net investment income (loss)(3)	0.43	0.44	0.39	0.38	0.38
Net gain/(losses) — realized and unrealized	(0.44)	0.16	(0.19)	0.36	(1.39)
Subtotal: income (loss) from investment operations	(0.01)	0.60	0.20	0.74	(1.01)
Minus:
Distributions to shareholders
Income dividends	0.43	0.43	0.39	0.39	0.39
Subtotal: distributions to shareholders	0.43	0.43	0.39	0.39	0.39
Equals:
Share price (NAV) at end of year	8.35	8.52	8.33	8.68	7.28
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses — actual	1.12	1.12	1.12	1.12	1.12
Gross expenses(1)	1.14	1.17	1.12	1.12	1.12
Net investment income (loss) — actual	4.98	5.23	4.69	4.34	4.76
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(0.13)	7.43	2.56	8.91	(11.85)
Net assets at end of year (in millions of dollars)	37.6	25.1	18.2	17.2	13.3
Portfolio turnover rate (%)	46	96	115	98	72

(1)	Shows what this ratio would have been if there had been no expense reimbursement/recoupment.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

132

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman High Income Bond Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	8.81	8.36	8.54	8.34	8.70
Plus:
Income from investment operations
Net investment income (loss)(1)	0.37	0.38	0.33	0.32	0.33
Net gain/(losses) — realized and unrealized	(0.45)	0.18	(0.19)	0.37	(1.40)
Subtotal: income (loss) from investment operations	(0.08)	0.56	0.14	0.69	(1.07)
Minus:
Distributions to shareholders
Income dividends	0.37	0.38	0.34	0.33	0.33
Subtotal: distributions to shareholders	0.37	0.38	0.34	0.33	0.33
Equals:
Share price (NAV) at end of year	8.36	8.54	8.34	8.70	7.30
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses — actual	1.82	1.83	1.82	1.83	1.85
Gross expenses	1.82	1.83	1.82	1.83	1.85
Net investment income (loss) — actual	4.31	4.48	4.04	3.65	4.06
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(0.93)	6.81	1.74	8.27	(12.45)
Net assets at end of year (in millions of dollars)	16.0	12.0	5.9	5.0	3.2
Portfolio turnover rate (%)	46	96	115	98	72

(1)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(2)	Does not include the effect of sales charges.

133

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman High Income Bond Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	8.80	8.36	8.53	8.34	8.69
Plus:
Income from investment operations
Net investment income (loss)(1)	0.47	0.47	0.43	0.42	0.41
Net gain/(losses) — realized and unrealized	(0.44)	0.17	(0.19)	0.36	(1.39)
Subtotal: income (loss) from investment operations	0.03	0.64	0.24	0.78	(0.98)
Minus:
Distributions to shareholders
Income dividends	0.47	0.47	0.43	0.43	0.42
Subtotal: distributions to shareholders	0.47	0.47	0.43	0.43	0.42
Equals:
Share price (NAV) at end of year	8.36	8.53	8.34	8.69	7.29
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses — actual	0.69	0.70	0.69	0.69	0.71
Gross expenses	0.69	0.70	0.69	0.69	0.71
Net investment income (loss) — actual	5.44	5.60	5.14	4.79	5.17
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)	0.31	7.89	3.02	9.38	(11.46)
Net assets at end of year (in millions of dollars)	1,202.7	1,471.8	1,148.7	1,120.2	617.3
Portfolio turnover rate (%)	46	96	115	98	72

(1)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

134

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Municipal High Income Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.20	10.00	10.58	10.31	10.81
Plus:
Income from investment operations
Net investment income (loss)(3)	0.33	0.32	0.28	0.26	0.25
Net gain/(losses) — realized and unrealized	(0.20)	0.58	(0.27)	0.50	(2.07)
Subtotal: income (loss) from investment operations	0.13	0.90	0.01	0.76	(1.82)
Minus:
Distributions to shareholders
Income dividends	0.33	0.32	0.28	0.26	0.25
Capital gain distributions	—	—	—	—	—
Subtotal: distributions to shareholders	0.33	0.32	0.28	0.26	0.25
Equals:
Share price (NAV) at end of year	10.00	10.58	10.31	10.81	8.74
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.88	0.87	0.88	0.87	0.90
Gross expenses(1)	1.35	1.30	1.24	1.19	1.46
Net investment income (loss) — actual	3.23	3.10	2.68	2.40	2.48
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	1.24	9.13	0.09	7.44	(17.03)
Net assets at end of year (in millions of dollars)	0.8	1.1	0.9	1.1	1.0
Portfolio turnover rate (%)	106	112	112	59	79

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

135

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Municipal High Income Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.21	10.00	10.59	10.33	10.83
Plus:
Income from investment operations
Net investment income (loss)(3)	0.25	0.24	0.20	0.18	0.17
Net gain/(losses) — realized and unrealized	(0.21)	0.59	(0.26)	0.50	(2.07)
Subtotal: income (loss) from investment operations	0.04	0.83	(0.06)	0.68	(1.90)
Minus:
Distributions to shareholders
Income dividends	0.25	0.24	0.20	0.18	0.18
Capital gain distributions	—	—	—	—	—
Subtotal: distributions to shareholders	0.25	0.24	0.20	0.18	0.18
Equals:
Share price (NAV) at end of year	10.00	10.59	10.33	10.83	8.75
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	1.63	1.62	1.63	1.62	1.64
Gross expenses(1)	2.01	1.99	1.94	2.00	3.78
Net investment income (loss) — actual	2.46	2.32	1.94	1.64	1.70
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	0.38	8.41	(0.57)	6.63	(17.72)
Net assets at end of year (in millions of dollars)	0.5	0.7	0.3	0.2	0.1
Portfolio turnover rate (%)	106	112	112	59	79

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

136

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Municipal High Income Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.20	10.00	10.59	10.32	10.82
Plus:
Income from investment operations
Net investment income (loss)(3)	0.36	0.36	0.31	0.30	0.28
Net gain/(losses) — realized and unrealized	(0.20)	0.59	(0.27)	0.50	(2.07)
Subtotal: income (loss) from investment operations	0.16	0.95	0.04	0.80	(1.79)
Minus:
Distributions to shareholders
Income dividends	0.36	0.36	0.31	0.30	0.29
Capital gain distributions	—	—	—	—	—
Subtotal: distributions to shareholders	0.36	0.36	0.31	0.30	0.29
Equals:
Share price (NAV) at end of year	10.00	10.59	10.32	10.82	8.74
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.51	0.50	0.51	0.50	0.52
Gross expenses(1)	0.88	0.86	0.81	0.77	0.83
Net investment income (loss) — actual	3.58	3.46	3.05	2.76	2.81
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	1.61	9.62	0.46	7.83	(16.80)
Net assets at end of year (in millions of dollars)	87.6	122.7	117.9	145.1	84.3
Portfolio turnover rate (%)	106	112	112	59	79

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

137

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal period indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Municipal Impact Fund — Class A

YEAR ENDED	2018(1)		2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	16.90		16.61	17.67	17.82	17.73
Plus:
Income from investment operations
Net investment income (loss)(7)	0.16		0.35	0.28	0.23	0.21
Net gains (losses) — unrealized and realized	(0.29)		1.06	0.23	(0.02)	(2.19)
Subtotal: income (loss) from investment operations	(0.13)		1.41	0.51	0.21	(1.98)
Minus:
Distributions to shareholders
Income dividends	0.16		0.35	0.28	0.23	0.21
Capital gain distributions	—		—	0.08	0.07	0.04
Subtotal: distributions to shareholders	0.16		0.35	0.36	0.30	0.25
Equals:
Share price (NAV) at end of year	16.61		17.67	17.82	17.73	15.50
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.81	(4)(6)	0.81	0.80	0.80	0.80
Gross expenses(2)	1.77	(4)(6)	1.51	1.12	1.43	3.06
Net investment income — actual	2.47	(4)(6)	2.01	1.55	1.29	1.28
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	(0.78	)(5)	8.58	2.90	1.22	(11.26)
Net assets at end of year (in millions of dollars)	0.0		0.1	0.1	0.1	0.1
Portfolio turnover rate (%)	92	(5)	100	42	20	20

(1)	Period from 6/19/2018 (beginning of operations) to 10/31/2018.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	Proxy-related expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(7)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(8)	Does not include the effect of sales charges.

138

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal period indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Municipal Impact Fund — Class C

YEAR ENDED	2018(1)		2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	16.90		16.61	17.67	17.82	17.73
Plus:
Income from investment operations
Net investment income (loss)(7)	0.11		0.23	0.14	0.10	0.10
Net gains (losses) — unrealized and realized	(0.29)		1.05	0.23	(0.02)	(2.20)
Subtotal: income (loss) from investment operations	(0.18)		1.28	0.37	0.08	(2.10)
Minus:
Distributions to shareholders
Income dividends	0.11		0.22	0.14	0.10	0.09
Capital gain distributions	—		—	0.08	0.07	0.04
Subtotal: distributions to shareholders	0.11		0.22	0.22	0.17	0.13
Equals:
Share price (NAV) at end of year	16.61		17.67	17.82	17.73	15.50
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	1.56	(4)(6)	1.55	1.55	1.55	1.55
Gross expenses(2)	2.55	(4)(6)	2.43	2.01	2.22	6.71
Net investment income — actual	1.71	(4)(6)	1.31	0.77	0.55	0.62
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)(8)	(1.06	)(5)	7.75	2.14	0.46	(11.92)
Net assets at end of year (in millions of dollars)	0.0		0.0	0.0	0.0	0.1
Portfolio turnover rate (%)	92	(5)	100	42	20	20

(1)	Period from 6/19/2018 (beginning of operations) to 10/31/2018.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	Annualized.
(5)	Not annualized.
(6)	Proxy-related expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(7)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(8)	Does not include the effect of sales charges.

139

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Municipal Impact Fund — Institutional Class

YEAR ENDED	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	17.32	16.61	17.66	17.81	17.72
Plus:
Income from investment operations
Net investment income (loss)(1)	0.40	0.42	0.34	0.29	0.28
Net gains (losses) — unrealized and realized	(0.68)	1.05	0.23	(0.01)	(2.19)
Subtotal: income (loss) from investment operations	(0.28)	1.47	0.57	0.28	(1.91)
Minus:
Distributions to shareholders
Income dividends	0.40	0.42	0.34	0.30	0.27
Capital gain distributions	0.03	—	0.08	0.07	0.04
Subtotal: distributions to shareholders	0.43	0.42	0.42	0.37	0.31
Equals:
Share price (NAV) at end of year	16.61	17.66	17.81	17.72	15.50
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.87	0.44	0.43	0.43	0.43
Gross expenses(2)	1.16	1.11	0.93	0.84	0.81
Net investment income — actual	2.38	2.43	1.92	1.65	1.65
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	(1.61)	8.93	3.29	1.59	(10.88)
Net assets at end of year (in millions of dollars)	52.3	59.0	62.7	83.8	76.7
Portfolio turnover rate (%)	92	100	42	20	20

(1)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.

140

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Municipal Intermediate Bond Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.79	11.37	12.02	11.99	12.07
Plus:
Income from investment operations
Net investment income (loss)(3)	0.23	0.25	0.21	0.18	0.18
Net gain/(losses) — realized and unrealized	(0.38)	0.68	—	0.14	(1.59)
Subtotal: income (loss) from investment operations	(0.15)	0.93	0.21	0.32	(1.41)
Minus:
Distributions to shareholders
Income dividends	0.23	0.26	0.21	0.18	0.17
Capital gain distributions	0.04	0.02	0.03	0.06	0.07
Tax return of capital	—	—	—	—	0.03
Subtotal: distributions to shareholders	0.27	0.28	0.24	0.24	0.27
Equals:
Share price (NAV) at end of year	11.37	12.02	11.99	12.07	10.39
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.83	0.80	0.67	0.67	0.67
Gross expenses(1)	0.93	0.94	0.84	0.82	0.96
Net investment income (loss) — actual	1.95	2.15	1.77	1.50	1.63
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(1.32)	8.24	1.80	2.64	(11.88)
Net assets at end of year (in millions of dollars)	6.5	1.8	2.6	2.0	2.2
Portfolio turnover rate (%)	98	92	93	43	49

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

141

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Municipal Intermediate Bond Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.80	11.37	12.02	12.00	12.08
Plus:
Income from investment operations
Net investment income (loss)(3)	0.14	0.17	0.12	0.09	0.10
Net gain/(losses) — realized and unrealized	(0.39)	0.67	0.01	0.13	(1.60)
Subtotal: income (loss) from investment operations	(0.25)	0.84	0.13	0.22	(1.50)
Minus:
Distributions to shareholders
Income dividends	0.14	0.17	0.12	0.08	0.08
Capital gain distributions	0.04	0.02	0.03	0.06	0.07
Tax return of capital	—	—	—	—	0.03
Subtotal: distributions to shareholders	0.18	0.19	0.15	0.14	0.18
Equals:
Share price (NAV) at end of year	11.37	12.02	12.00	12.08	10.40
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.58	1.54	1.42	1.42	1.42
Gross expenses(1)	1.68	1.68	1.59	1.58	1.79
Net investment income (loss) — actual	1.20	1.43	1.02	0.74	0.83
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(2.14)	7.43	1.12	1.87	(12.53)
Net assets at end of year (in millions of dollars)	3.2	2.6	2.0	1.6	0.4
Portfolio turnover rate (%)	98	92	93	43	49

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

142

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Municipal Intermediate Bond Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.80	11.38	12.03	12.00	12.08
Plus:
Income from investment operations
Net investment income (loss)(3)	0.27	0.30	0.26	0.23	0.22
Net gain/(losses) — realized and unrealized	(0.38)	0.67	—	0.13	(1.59)
Subtotal: income (loss) from investment operations	(0.11)	0.97	0.26	0.36	(1.37)
Minus:
Distributions to shareholders
Income dividends	0.27	0.30	0.26	0.22	0.21
Capital gain distributions	0.04	0.02	0.03	0.06	0.07
Tax return of capital	—	—	—	—	0.03
Subtotal: distributions to shareholders	0.31	0.32	0.29	0.28	0.31
Equals:
Share price (NAV) at end of year	11.38	12.03	12.00	12.08	10.40
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.46	0.42	0.30	0.30	0.30
Gross expenses(1)	0.55	0.55	0.47	0.44	0.46
Net investment income (loss) — actual	2.32	2.54	2.13	1.86	1.98
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(0.95)	8.63	2.17	3.02	(11.54)
Net assets at end of year (in millions of dollars)	204.3	182.3	207.2	224.4	155.2
Portfolio turnover rate (%)	98	92	93	43	49

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

143

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Short Duration Bond Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.42	7.30	7.43	7.36	7.36
Plus:
Income from investment operations
Net investment income (loss)(3)	0.09	0.14	0.20	0.16	0.18
Net gain/(losses) — realized and unrealized	(0.08)	0.16	(0.06)	0.04	(0.67)
Subtotal: income (loss) from investment operations	0.01	0.30	0.14	0.20	(0.49)
Minus:
Distributions to shareholders
Income dividends	0.13	0.17	0.21	0.20	0.21
Tax return of capital	—	—	—	—	0.01
Subtotal: distributions to shareholders	0.13	0.17	0.21	0.20	0.22
Equals:
Share price (NAV) at end of year	7.30	7.43	7.36	7.36	6.65
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.81	0.76	0.73	0.72	0.71
Gross expenses(1)	1.24	1.17	1.18	1.13	0.98
Net investment income (loss) — actual	1.28	1.92	2.67	2.18	2.54
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	0.11	4.18	1.89	2.75	(6.80)
Net assets at end of year (in millions of dollars)	1.4	0.8	1.5	2.0	2.9
Portfolio turnover rate (%)	99	131	165	91	76

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

144

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Short Duration Bond Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.42	7.29	7.43	7.36	7.37
Plus:
Income from investment operations
Net investment income (loss)(3)	0.04	0.09	0.14	0.10	0.12
Net gain/(losses) — realized and unrealized	(0.10)	0.17	(0.06)	0.06	(0.68)
Subtotal: income (loss) from investment operations	(0.06)	0.26	0.08	0.16	(0.56)
Minus:
Distributions to shareholders
Income dividends	0.07	0.12	0.15	0.15	0.15
Tax return of capital	—	—	—	—	0.01
Subtotal: distributions to shareholders	0.07	0.12	0.15	0.15	0.16
Equals:
Share price (NAV) at end of year	7.29	7.43	7.36	7.37	6.65
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	1.55	1.51	1.48	1.47	1.46
Gross expenses(1)	1.98	1.92	1.92	1.88	1.73
Net investment income (loss) — actual	0.57	1.26	1.92	1.40	1.70
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(4)	(0.78)	3.55	1.13	2.12	(7.62)
Net assets at end of year (in millions of dollars)	1.2	1.4	2.1	1.5	1.2
Portfolio turnover rate (%)	99	131	165	91	76

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	Does not include the effect of sales charges.

145

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Short Duration Bond Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.79	7.65	7.79	7.72	7.73
Plus:
Income from investment operations
Net investment income (loss)(3)	0.13	0.18	0.24	0.20	0.21
Net gain/(losses) — realized and unrealized	(0.11)	0.17	(0.07)	0.05	(0.72)
Subtotal: income (loss) from investment operations	0.02	0.35	0.17	0.25	(0.51)
Minus:
Distributions to shareholders
Income dividends	0.16	0.21	0.24	0.24	0.24
Tax return of capital	—	—	—	—	0.01
Subtotal: distributions to shareholders	0.16	0.21	0.24	0.24	0.25
Equals:
Share price (NAV) at end of year	7.65	7.79	7.72	7.73	6.97
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.43	0.39	0.36	0.35	0.34
Gross expenses(1)	0.84	0.78	0.79	0.74	0.59
Net investment income (loss) — actual	1.71	2.37	3.08	2.53	2.87
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	0.29	4.62	2.31	3.26	(6.65)
Net assets at end of year (in millions of dollars)	54.7	56.3	55.7	90.0	147.6
Portfolio turnover rate (%)	99	131	165	91	76

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

146

Financial Highlights

These financial highlights describe the performance of the Fund’s Class A shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Strategic Income Fund — Class A

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.17	10.63	11.00	10.98	11.43
Plus:
Income from investment operations
Net investment income (loss)(3)	0.36	0.37	0.34	0.32	0.33
Net gain/(losses) — realized and unrealized	(0.50)	0.41	0.03	0.57	(1.86)
Subtotal: income (loss) from investment operations	(0.14)	0.78	0.37	0.89	(1.53)
Minus:
Distributions to shareholders
Income dividends	0.40	0.35	0.39	0.44	0.29
Capital gain distributions	—	—	—	—	0.21
Return of capital	—	0.06	—	—	0.17
Subtotal: distributions to shareholders	0.40	0.41	0.39	0.44	0.67
Equals:
Share price (NAV) at end of year	10.63	11.00	10.98	11.43	9.23
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.99	0.99	0.99	1.00	0.99
Gross expenses(1)	1.01	1.01	0.99	1.00	0.99
Net investment income (loss) — actual	3.32	3.45	3.19	2.82	3.23
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(5)	(1.29)	7.44	3.46	8.13	(13.92)
Net assets at end of year (in millions of dollars)	160.8	113.5	125.9	133.3	103.1
Portfolio turnover rate (%)(4)	116	113	107	114	162

(1)	Shows what this ratio would have been if there had been no expense reimbursement/recoupment and/or waiver of a portion of the investment management fee.
(2)	Would have been lower/higher if the Manager had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 308%, 308%, 344%, 325% and 345% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(5)	Does not include the effect of sales charges.

147

Financial Highlights

These financial highlights describe the performance of the Fund’s Class C shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Strategic Income Fund — Class C

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.15	10.62	10.99	10.96	11.42
Plus:
Income from investment operations
Net investment income (loss)(3)	0.29	0.30	0.27	0.24	0.26
Net gain/(losses) — realized and unrealized	(0.50)	0.40	0.01	0.58	(1.87)
Subtotal: income (loss) from investment operations	(0.21)	0.70	0.28	0.82	(1.61)
Minus:
Distributions to shareholders
Income dividends	0.32	0.27	0.31	0.36	0.21
Capital gain distributions	—	—	—	—	0.21
Return of capital	—	0.06	—	—	0.17
Subtotal: distributions to shareholders	0.32	0.33	0.31	0.36	0.59
Equals:
Share price (NAV) at end of year	10.62	10.99	10.96	11.42	9.22
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	1.69	1.69	1.69	1.70	1.69
Gross expenses(1)	1.74	1.74	1.73	1.73	1.73
Net investment income (loss) — actual	2.62	2.75	2.49	2.13	2.47
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)(5)	(1.89)	6.70	2.64	7.47	(14.54)
Net assets at end of year (in millions of dollars)	122.2	100.5	73.4	67.3	42.7
Portfolio turnover rate (%)(4)	116	113	107	114	162

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 308%, 308%, 344%, 325% and 345% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(5)	Does not include the effect of sales charges.

148

Financial Highlights

These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Strategic Income Fund — Institutional Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.16	10.62	10.99	10.97	11.42
Plus:
Income from investment operations
Net investment income (loss)(3)	0.41	0.42	0.39	0.37	0.37
Net gain/(losses) — realized and unrealized	(0.51)	0.40	0.02	0.56	(1.86)
Subtotal: income (loss) from investment operations	(0.10)	0.82	0.41	0.93	(1.49)
Minus:
Distributions to shareholders
Income dividends	0.44	0.39	0.43	0.48	0.33
Capital gain distributions	—	—	—	—	0.21
Return of capital	—	0.06	—	—	0.17
Subtotal: distributions to shareholders	0.44	0.45	0.43	0.48	0.71
Equals:
Share price (NAV) at end of year	10.62	10.99	10.97	11.42	9.22
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.59	0.59	0.59	0.60	0.59
Gross expenses(1)	0.62	0.62	0.61	0.60	0.60
Net investment income (loss) — actual	3.75	3.84	3.59	3.22	3.63
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(0.89)	7.87	3.87	8.56	(13.59)
Net assets at end of year (in millions of dollars)	2,219.8	2,357.5	2,227.5	2,560.0	1,954.9
Portfolio turnover rate (%)(4)	116	113	107	114	162

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions 308%, 308%, 344%, 325% and 345% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

149

YOUR INVESTMENT

Shares of the Funds generally are available only through financial intermediaries. For certain investors, shares of a Fund may also be available directly from Neuberger Berman BD LLC, the Funds’ Distributor. See “Maintaining Your Account”.

Choosing a Share Class

The Funds offer different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares

■	how much you intend to invest

■	total expenses associated with owning shares of each class

■	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future

■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your financial intermediary to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge	For all Funds, except Neuberger Berman Short Duration Bond Fund, up to 4.25% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
For Neuberger Berman Short Duration Bond Fund, up to 2.50% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None

150

Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	Automatic conversion into Class A shares of the same Fund at the end of the month following the eighth anniversary of the purchase date of Class C shares. Class C shares held through a financial intermediary may be converted pursuant to the conversion schedule or eligibility requirements of such financial intermediary. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period as the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible to automatically convert pursuant to the conversion feature. Please see the Statement of Additional Information for more information regarding the conversion privileges of Class C shares.
Institutional Class Shares
Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares — To open an account and purchase Class A and Class C shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus. All variations described in Appendix A are applied by, and are the responsibility of, the identified financial intermediary. Such variations may apply to purchases, sales, exchanges and reinvestments of Fund shares. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Distributor, if eligible, or through another financial intermediary to receive these waivers or discounts. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman BD LLC, the Funds’ Distributor, are under “Buying Shares.”

Purchase of Institutional Class shares — To open an account and purchase Institutional Class shares of a Fund, contact any financial intermediary authorized to sell the Fund’s shares. See “Financial Intermediaries” if you are buying shares through a financial intermediary.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the financial intermediary) by certain qualified retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) primarily through omnibus accounts by financial intermediaries (including, but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or an affiliate, (iii) by institutional investors, if approved by the Distributor, or (iv) by accounts or funds managed by the Manager or an affiliate (including the funds in the Neuberger Berman family of funds).

For shareholders who are eligible to buy Institutional Class shares directly from the Distributor (“Eligible Investors”) and Predecessor Investors (as defined below), instructions for buying shares directly from the Distributor are under “Buying Shares.”

151

If you transact in Institutional Class shares, you may be required to pay a commission to a financial intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses.

When you buy shares — Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.

When you buy shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds’ transfer agent has received payment for the shares. In the case of certain institutional investors and financial intermediaries, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed received in proper form on the date you pre-selected on your SIP application for the systematic investments to occur. Dividends normally are first earned the business day after your purchase order is received in proper form. If you use a financial intermediary, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements.

Purchase minimums — The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. If you purchase shares of the Fund through an investment provider or other financial intermediary, you may be subject to different investment minimums. Please contact your financial intermediary for further information regarding investment minimums.

Purchase maximums — For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares — To sell shares you bought through a financial intermediary, contact your financial intermediary. See “Financial Intermediaries” if you are selling shares through a financial intermediary. If you bought your shares directly from the Distributor, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form, minus any applicable contingent deferred sales charge. Redemption orders are deemed “received in proper form” when a Fund’s transfer agent has received your order to sell. Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.

If you use a financial intermediary, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million (for Predecessor Investors, at least $2,000) worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds. Institutional Class shareholders of a Fund as of the opening of regular trading on the Exchange on July 1, 2009, may continue to hold and buy Institutional Class shares of the Fund as long as they continuously maintain an account of at least $1 million in Institutional Class shares of the Fund; however, this minimum may be waived by the Distributor in certain cases. Predecessor Investors may continue to hold and buy Institutional Class shares of the Neuberger Berman Municipal Impact Fund as long as they continuously maintain an account in Institutional Class shares of the Neuberger Berman Municipal Impact Fund. Shareholders who held Institutional Class shares of the Neuberger Berman Municipal Impact Fund

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through an investment provider as of the opening of regular trading on the Exchange on March 11, 2013, may continue to hold and buy Institutional Class shares of the Neuberger Berman Municipal Impact Fund as long as they continuously maintain their account in Institutional Class shares of the Neuberger Berman Municipal Impact Fund with the same investment provider.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only — You may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in a Fund or another fund in the fund family provided the reinvestment is made into the same account from which you redeemed the shares or received the distribution. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Upon an eligible reinvestment, any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is received in proper form. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

When you exchange Class A and Class C shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ; any such differences are described in Appendix A to this prospectus. Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange Institutional Class shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

When you exchange shares — There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

Predecessor Investors may exchange into Class A shares of another fund in the fund family (except Neuberger Berman International Select Fund, Neuberger Berman Real Estate Fund and Neuberger Berman Strategic Income Fund) without paying a sales charge. Predecessor Investors may only exchange into Trust Class shares of Neuberger Berman International Select Fund,

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Neuberger Berman Real Estate Fund and Neuberger Berman Strategic Income Fund. Currently, most, but not all, funds in the fund family offer Class A shares. If a fund in the fund family does not offer Class A shares, Predecessor Investors may exchange into Investor Class shares of that fund, if available.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone — If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

If you bought your shares directly from the Distributor, you have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to SS&C Global Investor & Distribution Solutions, Inc.) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — For Class A and Class C shares, the proceeds from the shares you sell are typically sent out within two business days after your order is executed, and nearly always within seven days regardless of payment type. For Institutional Class shares, the proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds’ Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

The Funds reserve the right to pay in kind for redemptions. A Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

Other policies — Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order

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■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	change investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Financial Intermediaries

The shares available in this prospectus can be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each financial intermediary’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your financial intermediary may establish a minimum size for individual accounts. The Distributor can waive this $1 million minimum for financial intermediaries in appropriate cases.

The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.

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Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders, as well as any commissions paid to financial intermediaries out of sales charges paid by investors. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Funds’ shares available to you or recommend the Funds. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each of Class A and Class C pays the Distributor a fee at an annual rate of 0.25% and 1.00%, respectively, of its average net assets to compensate financial intermediaries for providing distribution related services to a Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use a financial intermediary, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Internet Access

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Funds have an initial sales charge, the price you pay for each Class A share of a Fund is the Fund’s offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of the Funds do not have an initial sales

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charge, the price you pay for each Class C share of a Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each Institutional Class share of a Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling Institutional Class shares, a Fund pays you the full share price when you sell Institutional Class shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2)

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governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Funds’ Statement of Additional Information for additional detail about the Funds’ fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Privileges and Services

If you purchase shares through a financial intermediary, consult your financial intermediary for information about privileges and services. If you purchase shares directly from the Distributor, see “Direct Investors” for information about privileges and services.

Sales Charges

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on shares of a Fund, see below, visit www.nb.com or call 1-877-628-2583. If you purchased shares of a Fund through a Financial Intermediary you may contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A sales charges — The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

For all Funds, except Neuberger Berman Short Duration Bond Fund

	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	4.25%	4.44%	4.00%
$50,000 or more but less than $100,000	3.75%	3.90%	3.50%
$100,000 or more but less than $250,000	3.25%	3.36%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

For Neuberger Berman Short Duration Bond Fund

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	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price
Less than $50,000	2.50%	2.56%	2.25%
$50,000 or more but less than $100,000	2.25%	2.30%	2.00%
$100,000 or more but less than $250,000	2.00%	2.04%	1.75%
$250,000 or more but less than $500,000	1.75%	1.78%	1.50%
$500,000 or more but less than $1 million	1.50%	1.52%	1.25%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges – Sales charge waivers are available for investments in Class A shares by Grandfathered Investors and Predecessor Investors (see “Direct Investors” for more information) provided that such investors have properly notified the Manager or the Distributor of such status in advance of such purchases, except that in the case of accounts of Grandfathered Investors who have a documented relationship with a financial intermediary, the availability of the sales charge waiver may depend on the financial intermediary’s policies and procedures and eligibility requirements regarding such waivers.

When purchasing through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding sales charge waivers and reductions of sales charges through reinstatement, rights of accumulation, letters of intent, and share class exchanges and/or conversions. In some cases, due to financial intermediary policies and procedures, customers may receive waivers in circumstances that are not expressly provided for herein. In all instances, it is the investor’s responsibility to notify its financial intermediary of any relationship or other facts qualifying the investor for sales charge waivers or reductions. (Please see “Sales Charge Reductions and Waivers” below for additional information).

The Distributor may pay financial intermediaries up to 1% on investments made in Class A shares with no initial sales charge. See “Distribution and Shareholder Servicing Fees” for additional information regarding each Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of financial intermediaries authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds’ Board of Trustees. See “Sales Charge Reductions and Waivers” below for more information.

Class C sales charges — Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers” below for more information. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. The Distributor pays a fee equal to 1% of the amount invested to financial intermediaries who sell Class C shares. All or a portion of these payments may be made from amounts that each Fund pays the Distributor through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for information regarding each Fund’s plans of distribution.

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Sales Charge Reductions and Waivers

Sales charge waivers are available for investments in Class A shares by Grandfathered Investors and Predecessor Investors (see “Direct Investors” for more information) provided that such investors have properly notified NB Group and any affiliates of such status in advance of purchase.

Financial intermediaries may have sales charges and/or policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge waivers applicable to their customers that differ from those discussed herein; any such differences are described in Appendix A to this prospectus and it is the responsibility of the intermediary to monitor for and implement such policies and procedures. To receive a reduction in your Class A initial sales charge, you or your financial intermediary must let the Distributor know at the time you purchase shares that you qualify for such a reduction. If you or your financial intermediary does not let the Distributor know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial intermediary to provide the Distributor with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your financial intermediary must let the Distributor know at the time you redeem shares that you qualify for such a waiver.

Class A shares of a Fund may be sold at net asset value to the following types of investors, provided that such investors have properly notified their financial intermediary, NB Group (and/or any affiliates), as appropriate, of their eligibility in advance of purchase:

1.	current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Group and any affiliates, or of any entity controlling, controlled by or under common control with a Neuberger Berman Fund, NB Group and any affiliates;

2.	current employees of firms, including wholesalers, that have entered into selling agreements to distribute shares of the Neuberger Berman Funds;

3.	current employees of registered investment advisers that invest in the Neuberger Berman Funds either for proprietary accounts or on behalf of clients;

4.	immediate family members of persons listed in (1) through (3) above (as “immediate family” is defined below);

5.	companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

6.	insurance company separate accounts;

7.	NB Group and its affiliated companies;

8.	an individual or entity with a substantial client relationship with NB Group and its affiliated companies, or an individual or entity related or relating to such individual or entity that holds its shares directly with a Fund;

9.	financial intermediaries (including but not limited to registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

10.	Employer-sponsored qualified retirement plans, including 401(k) plans, 457 plans, group 403(b) plans and individual 403(b) accounts, maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans; and individual retirement account (“IRA”) rollovers involving retirement plan assets invested in the Funds and transferred in-kind to an IRA held at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator to service such accounts;

11.	Employee benefit and retirement plans sponsored by NB Group and any affiliates and any entity controlling, controlled by or under common control with NB Group and any affiliates;

12.	Certain IRAs that are part of an IRA platform sponsored by or maintained at a financial intermediary that has an agreement with the Distributor, the Manager or the Administrator which specifically provides that the Funds’ shares are offered at NAV on such IRA platform; and

13.	Qualified Tuition Programs under Section 529 of the Code.

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Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at NAV for the life of the account.

Reducing your Class A initial sales charge — Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge — To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts if all parties are purchasing shares for their own accounts and/or:

■	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Fund’s transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

■	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■	individual retirement plans, such as an IRA, individual 403(b) plan (see exception in “Purchases by certain 403(b) plans” under “Sales Charges”) or single-participant Keogh-type plan;

■	endowments or foundations established and controlled by you or your immediate family; or

■	529 accounts, which will be aggregated at the account owner level.

■	Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

■	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

■	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■	for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales Charges” above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases to reduce Class A initial sales charge — You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge — Subject to the limitations described in the aggregation policies above, you may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation. You should retain any records necessary to substantiate the historical amounts you have invested. You must contact your financial adviser or the Distributor if you have additional information that is relevant to the calculation of the value of your holdings. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your

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accounts in the fund family. You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at NAV).

Letter of Intent to reduce Class A initial sales charge — You may reduce your Class A sales charge by establishing a letter of intent. By establishing a letter of intent (the “Letter”), you enter into a nonbinding commitment to purchase shares of funds in the fund family over a 13-month period (the “Period”) and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and other distributions do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the Letter. See “Sales Charges” for more information.

The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder’s death.

A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Fund’s transfer agent. All dividends and any other distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Class A and Class C Prospectuses with their first purchase. Employer sponsored retirement plans may be restricted from establishing a letter of intent.

Right of reinvestment — Please see “Maintaining Your Account — When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers — The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased

■	tax-free returns of excess contributions to IRAs

■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund’s transfer agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the date of such notification will be subject to a CDSC.

■	distributions from an IRA upon the shareholder’s attainment of age 59½

■	the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the 12% limit):

(i) redemptions due to the shareholder receiving required minimum distributions from retirement accounts upon reaching age 70½; and

(ii) redemptions through a systematic withdrawal plan (SWP) established directly with a Fund. For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of income dividends and/or other distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest

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CDSC will be redeemed next until the 12% limit is reached. Any income dividends and/or other distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means:

(a) in the case of Class A shares, your investment in Class A shares of all funds in the fund family; and

(b) in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

■	purchases where no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase.

Exchanges of shares — Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund shares being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions — Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions, if any, from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively “exempt investors”) and except as noted in the next sentence, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares. The part of each of Neuberger Berman Municipal High Income Fund’s, Neuberger Berman Municipal Impact Fund’s and Neuberger Berman Municipal Intermediate Bond Fund’s income dividends that it reports to its shareholders in writing as “exempt-interest dividends” (essentially, the part of its dividends equal to the excess of its interest income that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) is excludable from its shareholders’ gross income for those purposes. Accordingly, shares of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund are not appropriate investments for exempt investors.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts are subject to federal income tax.

Distributions of taxable income dividends and net realized capital gains, if any, generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Funds’ distributions will be attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which are subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).

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Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

As noted above, exempt-interest dividends from each of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund are excludable from federal gross income. However, part of each of Neuberger Berman Municipal High Income Fund’s, Neuberger Berman Municipal Impact Fund’s and Neuberger Berman Municipal Intermediate Bond Fund’s exempt-interest dividends may be a Tax Preference Item, which could have adverse tax consequences for a high-income individual who otherwise would owe comparatively little in federal income tax. Each of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund also may invest in securities or use techniques that produce taxable income; your tax statement will identify any distributions of income of this type.

If, for any taxable year, a Fund distributes an amount that exceeds its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year) — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or gains.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax — An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on taxable Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s taxable distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

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Buying Shares Before a Distribution

The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes such a distribution of taxable income, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares (including for Predecessor Investors, Fund shares received in exchange for Empire Builder Tax Free Bond Fund shares) that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Funds’ default basis determination method, which is average cost basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Direct Investors

Eligible Investors, Predecessor Investors, and Grandfathered Investors are collectively referred to as “Direct Investors”.

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor’s “immediate family” (his or her spouse — or equivalent if recognized under local law — and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor’s mother, father, sister, or brother may open a custodial account for the Grandfathered Investor’s minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a fund or shareholders who invest through such financial intermediaries.

“Predecessor Investors” are investors who hold their shares of Neuberger Berman Municipal Impact Fund directly with Neuberger Berman BD LLC, the Fund’s Distributor, who held Institutional Class shares of Neuberger Berman Municipal Impact Fund as of the opening of regular trading on the Exchange on March 11, 2013, and who have continuously maintained an account directly with Neuberger Berman BD LLC since that date. Predecessor Investors do not include any investment providers who have accounts with the Fund or shareholders who invest through such investment providers. A Predecessor Investor who fails to continuously maintain an account in Institutional Class shares of Neuberger Berman Municipal Impact Fund will not be able to exchange shares of another fund in the fund family into Institutional Class shares of Neuberger Berman Municipal Impact Fund.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

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FUNDfone® — Grandfathered Investors and Predecessor Investors only. Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

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If you are a Direct Investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares — Direct Investors

Method	Things to know	Instructions
Sending us a check

Grandfathered Investors and Predecessor Investors: Your first investment must be at least $1,000

Additional investments can be as little as $100

Eligible Investors: Your first investment must be at least $1 million

Direct Investors: We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents

We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
430 West 7th Street
Suite 219189
Kansas City, MO 64105-1407

Wiring money	Grandfathered Investors and Predecessor Investors: All wires must be for at least $1,000 Eligible Investors: Your first investment must be at least $1 million

Grandfathered Investors and Predecessor Investors: Before wiring any money, call 800-877-9700 for an order confirmation

Eligible Investors: Before wiring any money, call 800-366-6264 for an order confirmation

Direct Investors: Have your financial institution send your wire to SS&C Global Investor & Distribution Solutions, Inc.

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed

If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or a financial intermediary, please call 800-366-6264 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is received in proper form Not available on retirement accounts

If you are an individual retail investor, please call 800-877-9700 to notify us of your purchase

If you are an institution or a financial intermediary, please call 800-366-6264 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or a financial intermediary, please call 800-366-6264 for instructions

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Selling Shares — Direct Investors

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
430 West 7th Street
Suite 219189
Kansas City, MO 64105-1407

Sending us a fax

Grandfathered Investors and Predecessor Investors: For amounts of up to $100,000

Eligible Investors: For amounts of up to $250,000

Direct Investors: Not available if you have changed the address on the account in the past 15 days

Write a request to sell shares as described above

If you are an individual retail investor, please call 800-877-9700 to obtain the appropriate fax number

If you are an institution or a financial intermediary, please call 800-366-6264 to obtain the appropriate fax number

Calling in your order

Grandfathered Investors and Predecessor Investors: All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Direct Investors: Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

If you are an individual retail investor, please call 800-877-9700 to place your order

If you are an institution or a financial intermediary, please call 800-366-6264 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed

If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or a financial intermediary, please call 800-366-6264 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or a financial intermediary, please call 800-366-6264 for instructions

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus,

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pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund are generally posted 15-30 days after each month-end.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however, to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for each Fund’s previous fiscal year. A Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Fund Structure

Each Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in a Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Class A, Class C and Institutional Class shares of the Funds.

169

Appendix A

Financial Intermediary-Specific Sales Charge Waivers and Discounts

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Distributor or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below, and it is the responsibility of the intermediary to monitor for and implement such policies and procedures. In all instances, it is the purchaser’s responsibility to notify the Distributor or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Distributor or through another intermediary to receive these waivers or discounts.

Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in a Fund’s prospectus or SAI:

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

■	Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Baird:

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased from the proceeds of redemptions from another Fund within the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this Prospectus

■	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings in the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

■	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (ROA)

■	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

■	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

■	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

■	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13- month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

■	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

■	Shares purchased in an Edward Jones fee-based program.

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

■	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

■	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

■	The death or disability of the shareholder

■	Systematic withdrawals with up to 10% per year of the account value

■	Return of excess contributions from an Individual Retirement Account (IRA)

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

■	Shares exchanged in an Edward Jones fee-based program

■	Shares acquired through NAV reinstatement

■	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

******************************************************************************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

■	Initial purchase minimum: $250

■	Subsequent purchase minimum: none

Minimum Balances

■	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

■	A fee-based account held on an Edward Jones platform

■	A 529 account held on an Edward Jones platform

■	An account with an active systematic investment plan or LOI

Exchanging Share Classes

■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

J.P. Morgan Securities LLC:

Shares purchased through a self-directed brokerage account are eligible for sales charge waivers on purchases of Class A shares.

Janney Montgomery Scott LLC:

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in a Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the Fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■	Shares purchased through a Merrill Lynch affiliated investment advisory program

■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B and C Shares available at Merrill Lynch

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■	Shares acquired through a right of reinstatement

■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch:

Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Wealth Management:

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■	Shares purchased through a Morgan Stanley self-directed brokerage account

■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc.:

Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan

■	Shares purchased through a OPCO affiliated investment advisory program

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members

■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus

CDSC Waivers on A, B and C Shares available at OPCO

■	Death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Return of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

■	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

■	Breakpoints as described in this Prospectus.

■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & each entity’s affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s prospectus.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this Prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

UBS Financial Services, Inc.

Non-profits in brokerage accounts are eligible for sales charge waivers on purchases of Class A shares.

NEUBERGER BERMAN INCOME FUNDS

Class A, Class C and Institutional Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Sub-adviser (for Neuberger Berman Emerging Markets Debt Fund): Neuberger Berman Europe Limited

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

877-628-2583

Website: www.nb.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802

H0772 02/23

Neuberger Berman Income Funds

Investor Class
Neuberger Berman Core Bond Fund	NCRIX
Neuberger Berman High Income Bond Fund	NHINX
Neuberger Berman Municipal Intermediate Bond Fund	NMUIX
Neuberger Berman Short Duration Bond Fund	NSBIX

Prospectus February 28, 2023

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN INCOME FUNDS

Fund Summaries

Neuberger Berman Core Bond Fund

Investor Class Shares (NCRIX)

GOAL

The Fund seeks to maximize total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.45
Distribution and/or shareholder service (12b-1) fees	0.25
Other expenses	0.23
Total annual operating expenses	0.93
Fee waivers and/or expense reimbursement	0.15
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.78

[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Investor Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of that class are limited to 0.78% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Investor Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.78% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$80	$249	$468	$1,099

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio. During the most recent fiscal year, the Fund’s portfolio turnover rate including to-be-announced (“TBA”) roll transactions was 226%.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests in a diversified mix of debt securities, which primarily include government bonds, corporate bonds, mortgage-backed securities and asset-backed securities.

The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; municipal securities; foreign securities, including emerging markets; securities issued by supranational entities (e.g., World Bank, IMF); corporate bonds; mortgage-backed and asset-backed securities; inflation-linked debt securities; and commercial paper. Securities in which the Fund may invest may be issued by domestic and foreign governments, corporate entities and trusts and may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest from the time of issuance. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date. The Fund may enter into a TBA agreement and “roll over” such agreement prior to the settlement

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date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities.

The debt securities in which the Fund invests primarily are investment grade. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets.

Additionally, the Fund may invest in preferred securities. The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions.

The Fund normally seeks to maintain its target average duration within one year of the average duration of the bonds in the Bloomberg U.S. Aggregate Bond Index, and, depending on market conditions, at times, the Fund may generally seek to maintain its target average duration within a maximum of two years of the average duration of the bonds in the Bloomberg U.S. Aggregate Bond Index.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Investment Philosophy and Process

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

■	Portfolio Strategy: The Portfolio Management Team establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

■	Strategy Implementation: Once the Portfolio Management Team establishes the investment profile for the Fund, the specialty sector investment teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities and non-U.S. dollar denominated securities.

When assessing the value of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning) to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. As part of their fundamental investment analysis, the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

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The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce

4 Core Bond Fund

exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed

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market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

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Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might

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adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

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Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of

9 Core Bond Fund

the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 ’20,5.45%

Worst quarter:    Q1 ’22, -5.84%

10 Core Bond Fund

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Core Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-13.99	-0.16	0.71
Return After Taxes on Distributions	-15.02	-1.30	-0.37
Return After Taxes on Distributions and Sale of Fund Shares	-8.26	-0.57	0.08
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Nathan Kush (Managing Director of the Manager), Olumide Owolabi (Managing Director of the Manager), and Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Messrs. Bardas and Brown have managed the Fund since February 2008, Mr. Tank has managed the Fund since April 2009, Mr. Kush has managed the Fund since December 2017, and Olumide Owolabi has managed the Fund since February 2023.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of Investor Class shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Investor Class is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

11 Core Bond Fund

Neuberger Berman High Income Bond Fund

Investor Class Shares (NHINX)

GOAL

The Fund seeks high total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.13
Total annual operating expenses	0.88

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$90	$281	$488	$1,084

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests mainly in a diversified portfolio of U.S. dollar-denominated, High-Yield Bonds (as defined below), with an emphasis on debt securities rated below investment grade (commonly called “junk bonds”). For purposes of this Fund, High-Yield Bonds are generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by S&P Global Ratings, Baa by Moody’s Investors Service, Inc. (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, determined by the Portfolio Managers to be of comparable quality. The Fund may invest in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships, and other business entities. The Fund considers floating rate senior secured loans to be High-Yield Bonds. The Fund may invest a significant amount of its assets in loans, including in participation interests in loans.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk through disciplined credit analysis and diversification of credit quality. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias in High-Yield Bonds when the Portfolio Managers believe an economic downturn is underway and increasing lower quality holdings of High-Yield Bonds when the Portfolio Managers believe an economic expansion is underway. With regard to interest rate risk, the Portfolio Managers are sensitive to the overall duration of the portfolio in relation to its benchmark and evaluate the duration of potential new portfolio acquisitions in conjunction with their credit analysis. The Fund invests its assets in a broad range of issuers and industries.

The Portfolio Managers will seek positive returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they

12 High Income Bond Fund

believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. As part of this analysis, the Portfolio Managers also regularly engage with the management teams of issuers on issues that the Portfolio Managers believe are material to the credit risk of an issuer. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

In addition, the Portfolio Managers analyze and adjust weightings based on general and sector-specific economic and market conditions, while diversifying across industries, companies and investment size.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments. The Fund may also invest in restricted securities.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its net assets at the time of investment in non-U.S. dollar denominated securities.

The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up mainly of intermediate-term, U.S. dollar-denominated, High-Yield Bonds.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in High-Yield Bonds (as defined above) and other investment companies that provide investment exposure to such bonds. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for high-yield debt and loan instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

13 High Income Bond Fund

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

14 High Income Bond Fund

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more

15 High Income Bond Fund

difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

16 High Income Bond Fund

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

17 High Income Bond Fund

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and

18 High Income Bond Fund

floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Returns would have been lower/higher if Neuberger Berman Investment Advisers LLC had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

19 High Income Bond Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 ’20, 9.90%

Worst quarter:    Q1 ’20, -13.42%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

High Income Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-11.77	1.64	3.04
Return After Taxes on Distributions	-13.74	-0.48	0.66
Return After Taxes on Distributions and Sale of Fund Shares	-6.94	0.39	1.23
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-11.21	2.10	3.94
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Joseph Lind (Managing Director and Co-Head of U.S. High Yield of the Manager), and Christopher Kocinski (Managing Director and Co-Head of U.S. High Yield of the Manager). Mr. Lind has co-managed the Fund since July 2018, and Mr. Kocinski has co-managed the Fund since May 2019.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the

20 High Income Bond Fund

prospectus for eligibility requirements for direct purchases of Investor Class shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Investor Class is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

21 High Income Bond Fund

Neuberger Berman Municipal Intermediate Bond Fund

Investor Class Shares (NMUIX)

GOAL

The Fund seeks high current income exempt from federal income tax that is consistent with low risk to principal and liquidity; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.41
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.26
Total annual operating expenses	0.67
Fee waivers and/or expense reimbursement	0.22
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.45

[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Investor Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of that class are limited to 0.45% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Investor Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.45% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$46	$144	$304	$768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund normally invests at least 80% of its total assets in securities of municipal issuers within the U.S. and its territories; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s dividends are generally exempt from federal income tax, although shareholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities include securities issued by U.S. states, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

22 Municipal Intermediate Bond Fund

The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities (commonly known as “junk bonds”), and unrated securities. The Fund normally will not invest more than 15% of its total assets in below investment grade securities. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default or that are in default or have defaulted with respect to the payment of interest or repayment of principal, depending on the Portfolio Managers’ evaluation of the investment opportunity.

The Fund seeks to minimize its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available. The Portfolio Managers monitor national trends in the municipal securities market, as well as a range of economic, financial and political factors. As part of the investment process, the Portfolio Managers analyze individual issues and look for securities that they believe offer compelling risk-adjusted return potential (based on some or all of the following, among other things, an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning), with a secondary emphasis on duration control (i.e., monitoring and managing interest rate risk) and yield curve positioning (i.e., seeking attractive maturities on the yield curve). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

The Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions). The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers and increasing the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. These derivative instruments may include options, futures (including Treasury futures), inverse floating rate securities and swaps, such as total return swaps, credit default swaps and interest rate swaps. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average weighted portfolio duration of between three and seven years.

The Fund may not change its fundamental policy of normally investing at least 80% of its total assets in securities of municipal issuers without shareholder approval. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts or for investors subject to the federal alternative minimum tax, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for municipal debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately

23 Municipal Intermediate Bond Fund

evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates. In addition, the Fund may also realize a taxable gain or loss on such securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call

24 Municipal Intermediate Bond Fund

option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

25 Municipal Intermediate Bond Fund

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic

26 Municipal Intermediate Bond Fund

fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

27 Municipal Intermediate Bond Fund

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

28 Municipal Intermediate Bond Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q4 ’22, 2.86%

Worst quarter:    Q1 ’22, -6.32%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Municipal Intermediate Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-9.40	0.52	1.33
Return After Taxes on Distributions	-9.40	0.41	1.23
Return After Taxes on Distributions and Sale of Fund Shares	-4.80	0.78	1.40
Bloomberg 7-Year G.O. Index (reflects no deduction for fees, expenses or taxes)	-5.67	1.56	1.91
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by James L. Iselin (Managing Director of the Manager) and S. Blake Miller, CFA (Managing Director of the Manager). Mr. Iselin has managed the Fund since 2007, and Mr. Miller has managed the Fund since 2010.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the

29 Municipal Intermediate Bond Fund

prospectus for eligibility requirements for direct purchases of Investor Class shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Investor Class is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

The part of the Fund’s dividends that it reports as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, including retirement plans and accounts, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on private activity bonds that you must treat as a Tax Preference Item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

30 Municipal Intermediate Bond Fund

Neuberger Berman Short Duration Bond Fund

Investor Class Shares (NSBIX)

GOAL

The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.44
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.39
Total annual operating expenses	0.83
Fee waivers and/or expense reimbursement	0.28
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.55

[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Investor Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of that class are limited to 0.54% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Investor Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.54% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Investor Class	$56	$176	$373	$943

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests mainly in fixed and floating rate investment-grade bonds and other debt securities issued by domestic and foreign governments, corporate entities, and trusts. These may include mortgage- and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), and credit risk transfer securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Portfolio Managers monitor trends in the corporate and government securities markets, as well as a range of economic and financial factors utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear

31 Short Duration Bond Fund

under-priced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 20% of its net assets in securities that are below investment grade (commonly known as “junk bonds”). In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions.

The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its total assets at the time of investment in non-US dollar denominated securities. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as High Income Organization for Economic Cooperation and Development (OECD) member countries by the World Bank.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, currencies, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps.

The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions. Additionally, the Fund may invest in restricted securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. As part of the investment process, the Portfolio Managers analyze individual issues (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of three years or less.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

In an effort to achieve its goal, the Fund may engage in frequent and active trading.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

32 Short Duration Bond Fund

The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. While this Fund may have a shorter duration than many other income funds, this Fund is not intended to operate like a money market fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is

33 Short Duration Bond Fund

generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental

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authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in

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mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

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Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international

37 Short Duration Bond Fund

lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

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Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 ’20, 6.54%

Worst quarter:   Q1 ’20, -5.92%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Short Duration Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-5.02	0.85	0.71
Return After Taxes on Distributions	-6.26	-0.28	-0.12
Return After Taxes on Distributions and Sale of Fund Shares	-2.90	0.20	0.19
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-3.69	0.92	0.88
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Michael Foster (Managing Director of the Manager), Matthew McGinnis (Senior Vice President of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager) and David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager). Mr. Foster has managed the Fund since 2008. Mr. McGinnis has managed the Fund since February 2017. Mr. Brown has managed the Fund since May 2021. Mr. Bhatia has managed the Fund since July 2022.

BUYING AND SELLING SHARES

Investor Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

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You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of Investor Class shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Investor Class is $2,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

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Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Call Options. A call option gives the purchaser the right to buy an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a call option obligates the writer (seller) to sell the underlying asset or other reference instrument to the purchaser at a specified price if the purchaser decides to exercise the option. A call option is “covered” if the writer (seller) simultaneously holds an equivalent position in the security underlying the option. The writer (seller) receives a premium when it writes a call option. Purchasing a call option gives the purchaser the right to buy the underlying asset or other reference instrument from the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a call option.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Put Options. A put option gives the purchaser the right to sell an underlying asset or other reference instrument at a specified price, regardless of the instrument’s market price at the time. Writing (selling) a put option obligates the writer (seller) to buy the underlying asset or other reference instrument from the purchaser at a specified price if the purchaser decides to exercise the option. The writer (seller) receives a premium when it writes a put option. Purchasing a put option gives the purchaser the right to sell the underlying asset or other reference instrument to the writer (seller) at a specified price if the purchaser decides to exercise the option. The purchaser pays a premium when it purchases a put option.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

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Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Inflation-Linked Debt Securities. Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Municipal Securities. Municipal securities include, among other types of instruments, general obligation bonds, revenue bonds, private activity bonds, anticipation notes and tax-exempt commercial paper. General obligation bonds are backed by the full taxing power of the issuing governmental entity. Revenue bonds are backed only by the income from a specific project, facility, or tax. Private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any. They are not backed by the credit of any governmental or public authority. Anticipation notes are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating requirements.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, (iv) the investment return could be significantly different than those predicted by financial models; (v) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures, (vi) the manager of the CDO may perform poorly, and (vii) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the

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SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain

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value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Options. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If a strategy is applied at an inappropriate time or market conditions or trends are judged incorrectly, the use of options may lower the Fund’s return. There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. An abrupt change in the price of an underlying security could render an option worthless. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying instrument (known as implied volatility), which in turn are affected by the performance of the issuer of the underlying instrument, by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors.

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By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. When the Fund writes a covered call option, it gives up the opportunity to profit from a price increase in the underlying instrument above the strike price. If a covered call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument, depending on the price at which the Fund purchased the instrument and the strike price of the option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. In the case of a covered call, the premium received may be offset by a decline in the market value of the underlying instrument during the option period. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to

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impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. markets. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked debt securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation measure. In addition, any inflation measure used could be discontinued, substituted or changed in a manner that could adversely impact such securities.

Repayment of the original principal upon maturity (as adjusted upward for inflation, as needed) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked debt securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, (i.e., when nominal interest rates increase at a faster rate than inflation), and rises when real interest rates fall (i.e., when inflation rises at a faster rate than nominal interest rates). Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

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Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise, and produces more income and may increase in value when market rates fall. Whereas ordinary fixed income securities suffer a decline in value when market rates rise, this phenomenon is exacerbated in the case of inverse floaters, because when market rates rise, the rate paid by the inverse floater declines, producing greater price and income volatility than a conventional fixed-rate bond with comparable credit quality and maturity. An investment in an inverse floater involves the risk of loss of principal and may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses. Accordingly, the holder of an inverse floater could lose more than its principal investment.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy its obligations or to comply with certain asset coverage requirements.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period

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of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation, which may increase the Fund’s operating expenses. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

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Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if Fund management receives material non-public information about the issuer (which is not uncommon in the loan market), the Fund may, as a result, be unable to sell the issuer’s securities.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as prepayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Further, such securities may have credit support, the utility of which could be negatively affected by such conditions as well.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant

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impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. At times, the secondary market for municipal securities may not be liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state.

Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility. To the extent that Neuberger Berman Municipal Intermediate Bond Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item. Consult your tax adviser for more information.

Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is excludable from gross income for federal income tax. If any municipal security held by Neuberger Berman Municipal Intermediate Bond Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk

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management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks, and there is a risk an issuer of preferred securities may call or redeem prior to any stated maturity. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer, may suffer a loss of value if distributions are not paid, and may be required to report the deferred distribution on its tax returns, even though it may not have received any cash. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that

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are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

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Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

An economic slowdown could cause municipal issuers to suffer declines in tax revenue and it may be difficult to evaluate the effect on any single issuer. Some municipal issuers may be prohibited by law from borrowing, and those that can borrow may face higher interest rates. This situation may result in disruption of municipal programs and services.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a

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reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as “inverse floaters”), receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S.

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Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment or default by the issuer. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities. In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those

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securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Information about Additional Risks and Other Practices

As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should a Fund engage in borrowing or securities lending, or should a Fund use derivatives or invest in foreign securities, it will be subject to the additional risks associated with these practices.

Borrowing money, securities lending, or using derivatives would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, a Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal. Furthermore, Neuberger Berman Municipal Intermediate Bond Fund could earn income that is not exempt from federal income tax. In addition, to the extent a Fund is new or is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

A Fund may change its goal without shareholder approval, although none currently intend to do so.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index. The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. Government) and investment grade corporate securities.

The Bloomberg 7-Year General Obligation (G.O.) Index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O. Index. The Bloomberg G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

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The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs will be incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

Management of the Funds

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $427 billion in total assets (as of 12/31/2022) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is available in the Funds’ annual report for the fiscal period ended October 31, 2022.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

Neuberger Berman Core Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund’s Investor Class were 0.45% of its average daily net assets.

Neuberger Berman High Income Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund’s Investor Class were 0.75% of its average daily net assets.

Neuberger Berman Municipal Intermediate Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund’s Investor Class were 0.41% of its average daily net assets.

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Neuberger Berman Short Duration Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund’s Investor Class were 0.44% of its average daily net assets.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he manages.

Neuberger Berman Core Bond Fund

Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998 and is the Co-Head of Global Investment Grade Fixed Income. In addition, he is a member of the Asset Allocation Committee. Mr. Bardas has been a Portfolio Manager of the Fund since February 2008.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since February 2008.

Nathan Kush is a Managing Director of the Manager. He joined the firm in 2001. He is a member of the portfolio management team for the firm’s Global Investment Grade strategies. Additionally, he is involved in investment grade credit research and, previously, covered the banking, brokerage, finance, insurance and REIT sectors. Mr. Kush has been a Portfolio Manager of the Fund since December 2017.

Olumide Owolabi is a Managing Director of the Manager. He joined the firm in 2003. He is the Head of the U.S. Rates team and has investment and research responsibilities across global interest rate and inflation markets. Mr. Owolabi has been a Portfolio Manager of the Fund since February 2023.

Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since April 2009.

Neuberger Berman High Income Bond Fund

Joseph Lind, CFA, is a Managing Director of the Manager. He has co-managed the Fund since July 2018 and is Co-Head of U.S. High Yield. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

Christopher Kocinski, CFA, is a Managing Director of the Manager. Mr. Kocinski joined the firm in 2006 and is Co-Head of U.S. High Yield. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.

Neuberger Berman Municipal Intermediate Bond Fund

James L. Iselin and S. Blake Miller, CFA, are Managing Directors of the Manager. Mr. Iselin has managed the Fund since 2007. Mr. Iselin joined the firm in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993. Mr. Miller has managed the Fund since 2010. Mr. Miller joined the firm in 2008. Prior to this, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

Neuberger Berman Short Duration Bond Fund

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since July 2022.

Michael Foster is a Managing Director of the Manager. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at the firm since 2004.

Matthew McGinnis is a Senior Vice President of the Manager. Mr. McGinnis joined the firm in 2008 and has been a Portfolio Manager of the Fund since February 2017. Prior to being named co-portfolio manager of the Fund, Mr. McGinnis was a Senior Trader on the Enhanced Cash and Short Duration portfolio management teams.

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David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since May 2021.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Investor Class shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Core Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	10.31	9.77	10.51	10.91	10.61
Plus:
Income from investment operations
Net investment income (loss)(3)	0.23	0.26	0.23	0.13	0.20
Net gain/(losses) — realized and unrealized	(0.52)	0.78	0.47	(0.02)	(1.94)
Subtotal: income (loss) from investment operations	(0.29)	1.04	0.70	0.11	(1.74)
Minus:
Distributions to shareholders
Income dividends	0.22	0.24	0.30	0.23	0.26
Capital gain distributions	—	—	—	0.18	—
Tax return of capital	0.03	0.06	—	—	—
Subtotal: distributions to shareholders	0.25	0.30	0.30	0.41	0.26
Equals:
Share price (NAV) at end of year	9.77	10.51	10.91	10.61	8.61
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.86	0.85	0.80	0.78	0.78
Gross expenses(1)	1.12	1.12	0.99	0.88	0.93
Net investment income (loss) — actual	2.32	2.60	2.12	1.17	2.04
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(2.83)	10.81	6.76	0.97	(16.65)
Net assets at end of year (in millions of dollars)	9.8	11.3	14.1	13.7	10.3
Portfolio turnover rate (%)(4)	136	147	111	151	164

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 226%, 243%, 186%, 187%, and 224% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Investor Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman High Income Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	8.79	8.35	8.52	8.33	8.68
Plus:
Income from investment operations
Net investment income (loss)(1)	0.45	0.46	0.41	0.40	0.40
Net gain/(losses) — realized and unrealized	(0.44)	0.17	(0.18)	0.36	(1.39)
Subtotal: income (loss) from investment operations	0.01	0.63	0.23	0.76	(0.99)
Minus:
Distributions to shareholders
Income dividends	0.45	0.46	0.42	0.41	0.41
Subtotal: distributions to shareholders	0.45	0.46	0.42	0.41	0.41
Equals:
Share price (NAV) at end of year	8.35	8.52	8.33	8.68	7.28
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses — actual	0.85	0.86	0.85	0.85	0.87
Gross expenses	0.85	0.86	0.85	0.85	0.87
Net investment income (loss) — actual	5.28	5.44	4.99	4.63	5.09
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)	0.14	7.72	2.85	9.21	(11.62)
Net assets at end of year (in millions of dollars)	93.4	86.0	76.5	73.7	61.8
Portfolio turnover rate (%)	46	96	115	98	72

(1)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Investor Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Municipal Intermediate Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.81	11.39	12.04	12.01	12.09
Plus:
Income from investment operations
Net investment income (loss)(3)	0.25	0.28	0.24	0.21	0.21
Net gain/(losses) — realized and unrealized	(0.38)	0.68	—	0.13	(1.60)
Subtotal: income (loss) from investment operations	(0.13)	0.96	0.24	0.34	(1.39)
Minus:
Distributions to shareholders
Income dividends	0.25	0.29	0.24	0.20	0.19
Capital gain distributions	0.04	0.02	0.03	0.06	0.07
Tax return of capital	—	—	—	—	0.03
Subtotal: distributions to shareholders	0.29	0.31	0.27	0.26	0.29
Equals:
Share price (NAV) at end of year	11.39	12.04	12.01	12.09	10.41
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.61	0.57	0.45	0.45	0.45
Gross expenses(1)	0.75	0.75	0.66	0.60	0.67
Net investment income (loss) — actual	2.17	2.40	2.00	1.71	1.83
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(1.10)	8.46	2.02	2.86	(11.66)
Net assets at end of year (in millions of dollars)	12.8	13.3	12.5	12.1	9.1
Portfolio turnover rate (%)	98	92	93	43	49

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Investor Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Short Duration Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.79	7.66	7.80	7.72	7.73
Plus:
Income from investment operations
Net investment income (loss)(3)	0.12	0.17	0.22	0.18	0.19
Net gain/(losses) — realized and unrealized	(0.10)	0.16	(0.07)	0.06	(0.70)
Subtotal: income (loss) from investment operations	0.02	0.33	0.15	0.24	(0.51)
Minus:
Distributions to shareholders
Income dividends	0.15	0.19	0.23	0.23	0.23
Tax return of capital	—	—	—	—	0.01
Subtotal: distributions to shareholders	0.15	0.19	0.23	0.23	0.24
Equals:
Share price (NAV) at end of year	7.66	7.80	7.72	7.73	6.98
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.63	0.59	0.56	0.55	0.54
Gross expenses(1)	1.09	1.03	1.03	0.94	0.82
Net investment income (loss) — actual	1.50	2.18	2.88	2.34	2.63
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	0.22	4.40	1.97	3.06	(6.70)
Net assets at end of year (in millions of dollars)	20.9	21.8	20.5	19.6	16.9
Portfolio turnover rate (%)	99	131	165	91	76

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

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YOUR INVESTMENT

Share Prices

Because Investor Class shares of the Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are generally open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.

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A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Funds’ Statement of Additional Information for additional detail about the Funds’ fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Privileges and Services

If you purchase Investor Class shares directly from the Distributor, you have access to the services listed below. If you purchase shares through a financial intermediary, consult that provider for information about investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month. You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access — At www.nb.com, you can make transactions, check your account and access a wealth of information.

FUNDfone® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

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Distributions and Taxes

Distributions — Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions, if any, from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively “exempt investors”) and except as noted in the next sentence, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares. The part of Neuberger Berman Municipal Intermediate Bond Fund’s income dividends that it reports to its shareholders in writing as “exempt-interest dividends” (essentially, the part of its dividends equal to the excess of its interest income that is excludable from gross income for federal income tax purposes over certain amounts disallowed as deductions) is excludable from its shareholders’ gross income for those purposes. Accordingly, shares of Neuberger Berman Municipal Intermediate Bond Fund are not appropriate investments for exempt investors.

Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts are subject to federal income tax.

Distributions of taxable income dividends and net realized capital gains, if any, generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income (other than exempt-interest dividends) and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Funds’ distributions will be attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which are subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

As noted above, exempt-interest dividends from Neuberger Berman Municipal Intermediate Bond Fund are excludable from federal gross income. However, part of Neuberger Berman Municipal Intermediate Bond Fund’s exempt-interest dividends may be a Tax Preference Item, which could have adverse tax consequences for a high-income individual who otherwise would owe comparatively little in federal income tax. Neuberger Berman Municipal Intermediate Bond Fund also may invest in securities or use techniques that produce taxable income; your tax statement will identify any distributions of income of this type.

If, for any taxable year, a Fund distributes an amount that exceeds its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year) — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or gains.

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How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax — An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on taxable Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its taxable distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s taxable distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes such a distribution of taxable income, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Funds’ default basis determination method, which is average cost basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

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Maintaining Your Account

When you buy shares. Instructions for buying shares from Neuberger Berman BD LLC, the Funds’ Distributor, are under “Buying Shares.” See “Financial Intermediaries” if you are buying shares through a financial intermediary. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements. Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.

When you purchase shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds’ transfer agent has received payment for the shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed “received in proper form” on the date you pre-selected on your SIP application for the systematic investments to occur. Dividends normally are first earned the business day after your purchase order is received in proper form.

Investor Class of each of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund is closed to new investors. Only certain investors are allowed to purchase Investor Class shares of such Funds, as follows:

■	Grandfathered Investors may purchase Investor Class shares of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund. “Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor’s “immediate family” (his or her spouse — or equivalent if recognized under local law — and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor’s mother, father, sister, or brother may open a custodial account for the Grandfathered Investor’s minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a Fund or shareholders who invest through such financial intermediaries.

■	Financial intermediaries who established accounts in Investor Class shares of Neuberger Berman Core Bond Fund prior to March 1, 2008, and who have continuously maintained an account in Investor Class shares of the Fund, may continue to purchase Investor Class shares of the Fund. Self-directed retail shareholders who hold their shares through a financial intermediary’s account with Neuberger Berman must maintain such account in Investor Class shares of the Fund with the same financial intermediary to continue to purchase Investor Class shares of the Fund.

■	Financial intermediaries who established accounts in Investor Class shares of Neuberger Berman High Income Bond Fund prior to June 15, 2009, and who have continuously maintained an account in Investor Class shares of the Fund, may continue to purchase Investor Class shares of the Fund. Self-directed retail shareholders who hold their shares through a financial intermediary’s account with Neuberger Berman must maintain such account in Investor Class shares of the Fund with the same financial intermediary to continue to purchase Investor Class shares of the Fund.

■	Financial intermediaries who established accounts in Investor Class shares of Neuberger Berman Municipal Intermediate Bond Fund or Neuberger Berman Short Duration Bond Fund prior to July 26, 2010, and who have continuously maintained such accounts in Investor Class shares of such Fund, may continue to purchase Investor Class shares of that Fund. Self-directed retail shareholders who hold their shares through a financial intermediary’s account with Neuberger Berman must maintain such account in Investor Class shares of such Fund with the same financial intermediary to continue to purchase Investor Class shares of such Fund.

Shareholders who, by virtue of an investment made through a financial intermediary, are permitted to invest in a class that is generally closed to new investors may have to continue to participate in the same program of fees and services at that financial intermediary to maintain their ability to purchase that class. Please check with your financial intermediary for more information.

When you sell shares. If you bought your shares from the Distributor, instructions for selling shares are under “Selling Shares.” See “Financial Intermediaries” if you want to sell shares you purchased through a financial intermediary. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell. Dividends are earned through the business day on which your redemption order is received in

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proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares — You can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

In addition, Grandfathered Investors may exchange into Class A shares of a fund in the fund family without paying any applicable sales charges.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone — If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to SS&C Global Investor & Distribution Solutions, Inc.) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUNDfone® or visit our website at www.nb.com.

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Proceeds from the sale of shares — The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares. If you have share certificates from prior purchases, the only way to redeem them is by sending in the certificates. If you lose a certificate, you will incur a fee before any transaction can be processed.

The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds’ Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

The Funds reserve the right to pay in kind for redemptions. A Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

Other policies — Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	change investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be

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deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Distribution and Shareholder Servicing Fees

Neuberger Berman Core Bond Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund’s Investor Class pays the Fund’s Distributor a fee at an annual rate of 0.25% of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Financial Intermediaries

The Investor Class shares available in this prospectus may be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your

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financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Funds’ shares available to you or recommend the Funds. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

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If you are a direct investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares

Method	Things to know	Instructions
Sending us a check

Your first investment must be at least $2,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents

We do accept Bank Checks and Cashier’s Checks from U.S.

Financial Institutions You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds

P.O. Box 219189

Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds

430 West 7th Street, Suite 219189

Kansas City, MO 64105-1407

Wiring money	All wires must be for at least $1,000

Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to SS&C Global Investor & Distribution Solutions, Inc.

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com
By telephone

We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Additional shares will be purchased when your order is received in proper form

Not available on retirement accounts

Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer To add shares to an existing account using FUNDfone®, call 800-335-9366 or visit www.nb.com
Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

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Selling Shares

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds

P.O. Box 219189

Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds

430 West 7th Street, Suite 219189

Kansas City, MO 64105-1407

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order

All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-877-9700 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com

Exchanging into another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions

74

Retirement Plans and Accounts

We offer investors a number of tax-advantaged plans and accounts for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-877-9700 for information on any Neuberger Berman retirement plan or account.

Generally, retirement plans and accounts should not invest in Neuberger Berman Municipal Intermediate Bond Fund.

Internet Connection

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder who bought shares directly from the Distributor, you can use the web site to access account information and even make secure transactions — 24 hours a day.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund are generally posted 15-30 days after each month-end.

75

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however, to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for each Fund’s previous fiscal year. A Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Fund Structure

Each Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in a Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Investor Class shares of the Funds.

76

NEUBERGER BERMAN INCOME FUNDS

Investor Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

800-877-9700

Website: www.nb.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802

A0107 02/23

Neuberger Berman Income Funds

Class R6
Neuberger Berman Core Bond Fund	NRCRX
Neuberger Berman High Income Bond Fund	NRHIX
Neuberger Berman Strategic Income Fund	NRSIX

Prospectus February 28, 2023

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN INCOME FUNDS

Fund Summaries

Neuberger Berman Core Bond Fund

Class R6 Shares (NRCRX)

GOAL

The Fund seeks to maximize total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.23
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.11
Total annual operating expenses	0.34
Fee waivers and/or expense reimbursement	0.05
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.29
[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.28% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.28% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$30	$93	$175	$415

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio. During the most recent fiscal year, the Fund’s portfolio turnover rate including to-be-announced (“TBA”) roll transactions was 226%.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests in a diversified mix of debt securities, which primarily include government bonds, corporate bonds, mortgage-backed securities and asset-backed securities.

The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; municipal securities; foreign securities, including emerging markets; securities issued by supranational entities (e.g., World Bank, IMF); corporate bonds; mortgage-backed and asset-backed securities; inflation-linked debt securities; and commercial paper. Securities in which the Fund may invest may be issued by domestic and foreign governments, corporate entities and trusts and may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest from the time of issuance. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date. The Fund may enter into a TBA agreement and “roll over” such agreement prior to the settlement

2 Core Bond Fund

date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities.

The debt securities in which the Fund invests primarily are investment grade. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets.

Additionally, the Fund may invest in preferred securities. The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions.

The Fund normally seeks to maintain its target average duration within one year of the average duration of the bonds in the Bloomberg U.S. Aggregate Bond Index, and, depending on market conditions, at times, the Fund may generally seek to maintain its target average duration within a maximum of two years of the average duration of the bonds in the Bloomberg U.S. Aggregate Bond Index.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Investment Philosophy and Process

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

■	Portfolio Strategy: The Portfolio Management Team establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

■	Strategy Implementation: Once the Portfolio Management Team establishes the investment profile for the Fund, the specialty sector investment teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities and non-U.S. dollar denominated securities.

When assessing the value of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning) to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. As part of their fundamental investment analysis, the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

3 Core Bond Fund

The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce

4 Core Bond Fund

exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed

5 Core Bond Fund

market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

6 Core Bond Fund

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might

7 Core Bond Fund

adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

8 Core Bond Fund

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of

9 Core Bond Fund

the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

The performance prior to January 18, 2019 is that of the Fund’s Institutional Class, which is not offered through this prospectus. Class R6 would have substantially similar performance to Institutional Class because the classes are invested in the same portfolio of securities. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q2 ’20, 5.67%

Worst quarter:   Q1 ’22, -5.71%

10 Core Bond Fund

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Core Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-13.53	0.33	1.16
Return After Taxes on Distributions	-14.74	-1.01	-0.10
Return After Taxes on Distributions and Sale of Fund Shares	-7.98	-0.29	0.34
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Nathan Kush (Managing Director of the Manager), Olumide Owolabi (Managing Director of the Manager), and Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Messrs. Bardas and Brown have managed the Fund since February 2008, Mr. Tank has managed the Fund since April 2009, Mr. Kush has managed the Fund since December 2017, and Olumide Owolabi has managed the Fund since February 2023.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.

For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or those other classes of the Fund over another investment.

Neuberger Berman does not provide ongoing payments to third parties for any record-keeping or administrative services in connection with investments in Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.

11 Core Bond Fund

Neuberger Berman High Income Bond Fund

Class R6 Shares (NRHIX)

GOAL

The Fund seeks high total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.53
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.08
Total annual operating expenses	0.61

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests mainly in a diversified portfolio of U.S. dollar-denominated, High-Yield Bonds (as defined below), with an emphasis on debt securities rated below investment grade (commonly called “junk bonds”). For purposes of this Fund, High-Yield Bonds are generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by S&P Global Ratings, Baa by Moody’s Investors Service, Inc. (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, determined by the Portfolio Managers to be of comparable quality. The Fund may invest in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships, and other business entities. The Fund considers floating rate senior secured loans to be High-Yield Bonds. The Fund may invest a significant amount of its assets in loans, including in participation interests in loans.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk through disciplined credit analysis and diversification of credit quality. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias in High-Yield Bonds when the Portfolio Managers believe an economic downturn is underway and increasing lower quality holdings of High-Yield Bonds when the Portfolio Managers believe an economic expansion is underway. With regard to interest rate risk, the Portfolio Managers are sensitive to the overall duration of the portfolio in relation to its benchmark and evaluate the duration of potential new portfolio acquisitions in conjunction with their credit analysis. The Fund invests its assets in a broad range of issuers and industries.

The Portfolio Managers will seek positive returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they

12 High Income Bond Fund

believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. As part of this analysis, the Portfolio Managers also regularly engage with the management teams of issuers on issues that the Portfolio Managers believe are material to the credit risk of an issuer. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

In addition, the Portfolio Managers analyze and adjust weightings based on general and sector-specific economic and market conditions, while diversifying across industries, companies and investment size.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments. The Fund may also invest in restricted securities.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its net assets at the time of investment in non-U.S. dollar denominated securities.

The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up mainly of intermediate-term, U.S. dollar-denominated, High-Yield Bonds.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in High-Yield Bonds (as defined above) and other investment companies that provide investment exposure to such bonds. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for high-yield debt and loan instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

13 High Income Bond Fund

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

14 High Income Bond Fund

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more

15 High Income Bond Fund

difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

16 High Income Bond Fund

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

17 High Income Bond Fund

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and

18 High Income Bond Fund

floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

The performance prior to March 15, 2013, is that of the Fund’s Investor Class, which is not offered through this prospectus. Class R6 would have substantially similar performance to Investor Class because the classes are invested in the same portfolio of securities. Because Investor Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. Returns would have been lower if Neuberger Berman Investment Advisers LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

19 High Income Bond Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:      Q2 ’20, 10.10%

Worst quarter:    Q1 ’20, -13.44%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

High Income Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-11.61	1.88	3.27
Return After Taxes on Distributions	-13.68	-0.35	0.79
Return After Taxes on Distributions and Sale of Fund Shares	-6.85	0.53	1.35
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-11.21	2.10	3.94
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Joseph Lind (Managing Director and Co-Head of U.S. High Yield of the Manager), and Christopher Kocinski (Managing Director and Co-Head of U.S. High Yield of the Manager). Mr. Lind has co-managed the Fund since July 2018, and Mr. Kocinski has co-managed the Fund since May 2019.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.

For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

20 High Income Bond Fund

The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or those other classes of the Fund over another investment.

Neuberger Berman does not provide ongoing payments to third parties for any record-keeping or administrative services in connection with investments in Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.

21 High Income Bond Fund

Neuberger Berman Strategic Income Fund

Class R6 (NRSIX)

GOAL

The Fund seeks high current income with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.45
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.06
Total annual operating expenses	0.51
Fee waivers and/or expense reimbursement	0.01
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.50
[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.49% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.49% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$51	$160	$282	$637

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio. During the most recent fiscal year, the Fund’s portfolio turnover rate including to-be-announced (“TBA”) roll transactions was 308%.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests primarily in a diversified mix of debt securities. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities; municipal securities; foreign securities, including emerging markets; corporate bonds; commercial paper; mortgage-backed and other asset-backed securities; and loans. Securities in which the Fund may invest may be issued by domestic and foreign governments, supranational entities (e.g. World Bank, IMF), corporate entities and trusts and may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest from the time of issuance.

While the Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities and unrated securities, and may invest without limit in below investment grade securities (commonly known as “junk bonds”), under normal market conditions, the Portfolio Managers anticipate that the Fund’s average credit quality will be investment grade. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio

22 Strategic Income Fund

Managers to be of comparable quality. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forwards, including forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps, options on futures and options on interest rate swaps, otherwise known as swaptions.

The Fund may also invest without limit in foreign securities, which may be denominated in any currency including the local currency of the issuer, but normally will not invest more than 50% of its total assets at the time of investment in obligations of issuers in emerging market countries. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as a High Income Organization for Economic Cooperation and Development (OECD) member country by the World Bank.

Additionally, the Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions), convertible securities, restricted securities and preferred securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date. The Fund may enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. The Fund may also hold cash and short-term securities, including cash equivalents and other debt obligations.

The Fund may invest in debt securities of any maturity and while the Fund does not have a target average duration, under normal market conditions, the Portfolio Managers anticipate that the Fund’s average duration will be between two and eight years. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

Investment Philosophy and Process

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

■	Portfolio Strategy: The Portfolio Management Team establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

■	Strategy Implementation: Once the Portfolio Management Team establishes the investment profile for the Fund, the specialty sector investment teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-U.S. dollar denominated securities.

When assessing the worth of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning) to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

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The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

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Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely

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affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a

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portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to

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instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual

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restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

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There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all

30 Strategic Income Fund

securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

The performance prior to March 15, 2013, is that of the Fund’s Institutional Class, which is not offered through this prospectus. Class R6 would have substantially similar performance to Institutional Class because the classes are invested in the same portfolio of securities. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:      Q2 ’20,11.11%

Worst quarter:    Q1 ’20, -10.60%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Strategic Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	-10.51	1.46	2.39
Return After Taxes on Distributions	-11.76	-0.31	0.68
Return After Taxes on Distributions and Sale of Fund Shares	-5.57	0.44	1.10
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), and Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Mr. Tank has managed the Fund since February 2008, Messrs. Bardas and Brown have managed the Fund since April 2009, and Mr. Bhatia has managed the Fund since December 2017.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.

For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or

32 Strategic Income Fund

certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or those other classes of the Fund over another investment.

Neuberger Berman does not provide ongoing payments to third parties for any record-keeping or administrative services in connection with investments in Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.

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Descriptions of Certain Practices and Security Types

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock’s price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock’s price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer’s common stock, but lower than the yield of the issuer’s debt securities.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Inflation-Linked Debt Securities. Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

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Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Municipal Securities. Municipal securities include, among other types of instruments, general obligation bonds, revenue bonds, private activity bonds, anticipation notes and tax-exempt commercial paper. General obligation bonds are backed by the full taxing power of the issuing governmental entity. Revenue bonds are backed only by the income from a specific project, facility, or tax. Private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any. They are not backed by the credit of any governmental or public authority. Anticipation notes are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating requirements.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities.

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Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

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Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such

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securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. markets. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

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The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked debt securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation measure. In addition, any inflation measure used could be discontinued, substituted or changed in a manner that could adversely impact such securities.

Repayment of the original principal upon maturity (as adjusted upward for inflation, as needed) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked debt securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, (i.e., when nominal interest rates increase at a faster rate than inflation), and rises when real interest rates fall (i.e., when inflation rises at a faster rate than nominal interest rates). Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise, and produces more income and may increase in value when market rates fall. Whereas ordinary fixed income securities suffer a decline in value when market rates rise, this phenomenon is exacerbated in the case of inverse floaters, because when market rates rise, the rate paid by the inverse floater declines, producing greater price and income volatility than a conventional fixed-rate bond with comparable credit quality and maturity. An investment in an inverse floater involves the risk of loss of principal and may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses. Accordingly, the holder of an inverse floater could lose more than its principal investment.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations

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affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives, short positions, and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the interest and other costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy its obligations or to comply with certain asset coverage requirements.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action

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with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation, which may increase the Fund’s operating expenses. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if Fund management receives material non-public information about the issuer (which is not uncommon in the loan market), the Fund may, as a result, be unable to sell the issuer’s securities.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased

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market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as prepayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Further, such securities may have credit support, the utility of which could be negatively affected by such conditions as well.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. At times, the secondary market for municipal securities may not be liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state.

Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Generally, the Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is excludable from gross income for federal income tax purposes. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is excludable from gross income for federal income tax. If any municipal security held by the Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. Proposals also may be introduced before state legislatures that would affect the state

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tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks, and there is a risk an issuer of preferred securities may call or redeem prior to any stated maturity. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer, may suffer a loss of value if distributions are not paid, and may be required to report the deferred distribution on its tax returns, even though it may not have received any cash. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

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Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

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Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial

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work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or

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floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as “inverse floaters”), receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment or default by the issuer. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities. In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the

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reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Information about Additional Risks and Other Practices

As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should a Fund engage in borrowing or securities lending, or should a Fund use derivatives or invest in foreign securities, it will be subject to the additional risks associated with these practices.

Borrowing money, securities lending, or using derivatives would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, a Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal. In addition, to the extent a Fund is new or is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

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A Fund may change its goal without shareholder approval, although none currently intend to do so.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs will be incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

Management of the Funds

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $427 billion in total assets (as of 12/31/2022) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements. NBEL, Neuberger Berman Singapore Pte. Limited and Neuberger Berman Asset Management Ireland Limited are considered participating affiliates of NBIA pursuant to applicable regulatory guidance.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements and, as applicable, sub-advisory agreements is available in the Funds’ annual report for the fiscal period ended October 31, 2022.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

Neuberger Berman Core Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.23% of its average daily net assets.

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Neuberger Berman High Income Bond Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.53% of the Fund’s average daily net assets for Class R6.

Neuberger Berman Strategic Income Fund: For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager by the Fund were 0.45% of the Fund’s average daily net assets for Class R6.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he manages.

Neuberger Berman Core Bond Fund

Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998 and is the Co-Head of Global Investment Grade Fixed Income. In addition, he is a member of the Asset Allocation Committee. Mr. Bardas has been a Portfolio Manager of the Fund since February 2008.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since February 2008.

Nathan Kush is a Managing Director of the Manager. He joined the firm in 2001. He is a member of the portfolio management team for the firm’s Global Investment Grade strategies. Additionally, he is involved in investment grade credit research and, previously, covered the banking, brokerage, finance, insurance and REIT sectors. Mr. Kush has been a Portfolio Manager of the Fund since December 2017.

Olumide Owolabi is a Managing Director of the Manager. He joined the firm in 2003. He is the Head of the U.S. Rates team and has investment and research responsibilities across global interest rate and inflation markets. Mr. Owolabi has been a Portfolio Manager of the Fund since February 2023.

Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since April 2009.

Neuberger Berman High Income Bond Fund

Joseph Lind, CFA, is a Managing Director of the Manager. He has co-managed the Fund since July 2018 and is Co-Head of U.S. High Yield. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

Christopher Kocinski, CFA, is a Managing Director of the Manager. Mr. Kocinski joined the firm in 2006 and is Co-Head of U.S. High Yield. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.

Neuberger Berman Strategic Income Fund

Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998 and is the Co-Head of Global Investment Grade Fixed Income. In addition, he is a member of the Asset Allocation Committee. Mr. Bardas has been a Portfolio Manager of the Fund since April 2009.

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since December 2017.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since April 2009.

Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since February 2008.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Class R6 shares for the fiscal periods indicated. All figures for the fiscal year ended October 31, 2022 have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover). The information for the prior fiscal years or periods was audited by a different independent public accounting firm.

Neuberger Berman Core Bond Fund — Class R6

YEAR ENDED OCTOBER 31,	2019(1)		2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	9.93		10.53	10.94	10.63
Plus:
Income from investment operations
Net investment income (loss)(7)	0.24		0.28	0.18	0.26
Net gain/(losses) — realized and unrealized	0.65		0.49	(0.03)	(1.97)
Subtotal: income (loss) from investment operations	0.89		0.77	0.15	(1.71)
Minus:
Distributions to shareholders
Income dividends	0.23		0.36	0.28	0.30
Capital gain distributions	—		—	0.18	—
Tax return of capital	0.06		—	—	—
Subtotal: distributions to shareholders	0.29		0.36	0.46	0.30
Equals:
Share price (NAV) at end of year	10.53		10.94	10.63	8.62
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.36	(4)	0.30	0.29	0.28
Gross expenses(2)	0.50	(4)	0.37	0.33	0.34
Net investment income (loss) — actual	2.94	(4)	2.63	1.64	2.78
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	9.06	(5)	7.38	1.39	(16.29)
Net assets at end of year (in millions of dollars)	3.4		3.1	7.2	13.1
Portfolio turnover rate (%)(8)	147	(6)	111	151	164

(1)	Period from 1/18/2019 (beginning of operations) to 10/31/2019.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not Annualized.
(6)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 10/31/2019.
(7)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(8)	The portfolio turnover rates including TBA roll transactions were 226%, 243%, 186% and 187% for the years ended October 31, 2022, 2021, 2020 and 2019, respectively.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Class R6 shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman High Income Bond Fund — Class R6

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout the period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	8.81	8.36	8.54	8.35	8.70
Plus:
Income from investment operations
Net investment income (loss)(1)	0.47	0.48	0.43	0.43	0.42
Net gains (losses) — realized and unrealized	(0.45)	0.18	(0.18)	0.35	(1.39)
Subtotal: income (loss) from investment operations	0.02	0.66	0.25	0.78	(0.97)
Minus:
Distributions to shareholders
Income dividends	0.47	0.48	0.44	0.43	0.43
Subtotal: distributions to shareholders	0.47	0.48	0.44	0.43	0.43
Equals:
Share price (NAV) at end of period	8.36	8.54	8.35	8.70	7.30
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss).
Net expenses — actual	0.63	0.60	0.59	0.59	0.60
Gross expenses	0.63	0.60	0.59	0.59	0.60
Net investment income (loss) — actual	5.48	5.69	5.26	4.88	5.17
OTHER DATA
Total return shows how an investment in the Fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)	0.26	8.12	3.12	9.48	(11.35)
Net assets at end of period (in millions of dollars)	712.4	747.4	303.2	385.3	132.1
Portfolio turnover rate (%)	46	96	115	98	72

(1)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Class R6 shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Strategic Income Fund — Class R6

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout the period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	11.15	10.61	10.98	10.96	11.41
Plus:
Income from investment operations
Net investment income (loss)(3)	0.42	0.43	0.40	0.38	0.39
Net gains (losses) — realized and unrealized	(0.51)	0.40	0.02	0.56	(1.87)
Subtotal: income (loss) from investment operations	(0.09)	0.83	0.42	0.94	(1.48)
Minus:
Distributions to shareholders
Income dividends	0.45	0.40	0.44	0.49	0.34
Capital gain distributions	—	—	—	—	0.21
Tax return of capital	—	0.06	—	—	0.17
Subtotal: distributions to shareholders	0.45	0.46	0.44	0.49	0.72
Equals:
Share price (NAV) at end of period	10.61	10.98	10.96	11.41	9.21
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.52	0.50	0.49	0.50	0.49
Gross expenses(1)	0.55	0.52	0.51	0.50	0.50
Net investment income (loss) — actual	3.82	3.94	3.68	3.32	3.76
OTHER DATA
Total return shows how an investment in the Fund would have performed over the period, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(0.83)	7.98	3.97	8.67	(13.52)
Net assets at end of period (in millions of dollars)	348.7	301.4	332.2	439.3	397.0
Portfolio turnover rate (%)(4)	116	113	107	114	162

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during the fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 308%, 308%, 344%, 325% and 345% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018, respectively.

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YOUR INVESTMENT

Maintaining Your Account

Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain investors, shares of the Funds may be available directly from Neuberger Berman BD LLC, the Funds’ Distributor.

Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, health savings accounts, defined benefit plans and non-qualified deferred compensation plans, provided that shares are held on the books of a Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), foundations and endowment funds, certain products managed by Neuberger Berman or Funds in the Neuberger Berman family of funds and certain other institutional investors if approved by the Distributor.

Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.

Eligible retirement plans and other investors generally may open an account and purchase Class R6 shares by contacting a financial intermediary authorized to sell the Funds’ shares. Class R6 shares may not be available through certain financial intermediaries.

Plan participants who are considering an investment in the Funds should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Funds that are available under their retirement plan and the procedures for buying and selling shares.

The Funds do not impose minimum purchase requirements for Class R6 shares. However, you should contact your Plan Service Provider or financial intermediary to determine whether it imposes minimum purchase requirements.

The Funds do not issue certificates for shares.

For certain institutional investors, shares of the Funds may be available for purchase directly from the Distributor by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407) or by wire, fax, telephone or exchange. Please call 800-866-6264 for an application and instructions.

We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions. You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses. All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us.

If you bought shares directly from the Distributor, to sell shares send a letter signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions. If by regular, first class mail, send to Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189. If by express delivery, registered mail, or certified mail, send to Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407. Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded. If you have a designated bank account on your application, you can request that we wire the proceeds to this account. You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH). Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you.

You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

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The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.

Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds’ transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Funds’ transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Funds. Please contact your financial intermediary for its policies.

The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds’ Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

The Funds reserve the right to pay in kind for redemptions. A Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	satisfy an order to sell Fund shares with securities rather than cash

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Dividends are first earned the business day after your purchase order is received in proper form. The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.

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Proceeds from the sale of shares — The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Financial Intermediaries

Class R6 shares described in this prospectus may be purchased through certain financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R6 shares, investor services, and additional policies.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect a Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.

Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to

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those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R6 shares of the Funds.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Share Prices

Because Class R6 shares of each Fund do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of Class R6 of a Fund is the total value of Fund assets attributable to Class R6 shares minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks

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to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Funds’ Statement of Additional Information for additional detail about the Funds’ fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Distributions and Taxes

Distributions — Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions, if any, from a Fund will be reinvested in additional Class R6 shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class R6 shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional Class R6 shares of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and other tax-exempt investors (collectively “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to qualified retirement plans generally are tax-free. Eventual withdrawals from retirement plans generally are subject to federal income tax.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

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Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Funds’ distributions will be attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which are subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, a Fund distributes an amount that exceeds its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year) — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or gains.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax — An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of

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this, if you buy shares of a Fund just before it makes such a distribution (other than an exempt-interest dividend), you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Funds’ default basis determination method, which is average cost basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.

The Manager applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund are generally posted 15-30 days after each month-end.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however,

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to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for each Fund’s previous fiscal year. A Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Fund Structure

Each Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in a Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Class R6 shares of the Funds.

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NEUBERGER BERMAN INCOME FUNDS

Class R6 Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

877-628-2583

Website: www.nb.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802

N0014 02/23

Neuberger Berman Income Funds

Class R6
Neuberger Berman Short Duration Bond Fund	NRSHX

Prospectus February 28, 2023

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN INCOME FUNDS

Fund Summary

Neuberger Berman Short Duration Bond Fund

Class R6 Shares (NRSHX)

GOAL

The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.22
Distribution and/or shareholder service (12b-1) fees	None
Other expenses[1]	0.27
Total annual operating expenses	0.49
Fee waiver and/or expense reimbursement	0.24
Total annual operating expenses after fee waiver and/or expense reimbursement[2]	0.25

[1]	“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
[2]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.24% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.24% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$26	$80	$198	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests mainly in fixed and floating rate investment-grade bonds and other debt securities issued by domestic and foreign governments, corporate entities, and trusts. These may include mortgage- and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), and credit risk transfer securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

2 Short Duration Bond Fund

The Portfolio Managers monitor trends in the corporate and government securities markets, as well as a range of economic and financial factors utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear under-priced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 20% of its net assets in securities that are below investment grade (commonly known as “junk bonds”). In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions.

The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its total assets at the time of investment in non-US dollar denominated securities. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as High Income Organization for Economic Cooperation and Development (OECD) member countries by the World Bank.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, currencies, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps.

The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions. Additionally, the Fund may invest in restricted securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. As part of the investment process, the Portfolio Managers analyze individual issues (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of three years or less.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

In an effort to achieve its goal, the Fund may engage in frequent and active trading.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

3 Short Duration Bond Fund

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. While this Fund may have a shorter duration than many other income funds, this Fund is not intended to operate like a money market fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the

4 Short Duration Bond Fund

derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

5 Short Duration Bond Fund

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to

6 Short Duration Bond Fund

instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the

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trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially

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sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability

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to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

The following performance is that of the Fund’s Investor Class, which is not offered through this prospectus. Class R6 would have substantially similar performance to Investor Class because the classes are invested in the same portfolio of securities. Because Investor Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 ’20, 6.54%

Worst quarter:    Q1 ’20, -5.92%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Short Duration Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-5.02	0.85	0.71
Return After Taxes on Distributions	-6.26	-0.28	-0.12
Return After Taxes on Distributions and Sale of Fund Shares	-2.90	0.20	0.19
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-3.69	0.92	0.88
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

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PORTFOLIO MANAGERS

The Fund is managed by Michael Foster (Managing Director of the Manager), Matthew McGinnis (Senior Vice President of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager) and David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager). Mr. Foster has managed the Fund since 2008. Mr. McGinnis has managed the Fund since February 2017. Mr. Brown has managed the Fund since May 2021. Mr. Bhatia has managed the Fund since July 2022.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.

For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of another class of the Fund through an investment provider or other financial intermediary, (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or those other classes of the Fund over another investment.

Neuberger Berman does not provide ongoing payments to third parties for any record-keeping or administrative services in connection with investments in Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.

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Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

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Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, (iv) the investment return could be significantly different than those predicted by financial models; (v) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures, (vi) the manager of the CDO may perform poorly, and (vii) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to

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close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts

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requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

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In addition, foreign markets may perform differently than the U.S. markets. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy its obligations or to comply with certain asset coverage requirements.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such

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investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as prepayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Further, such securities may have credit support, the utility of which could be negatively affected by such conditions as well.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology

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disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may

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have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics

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and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may

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only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment or default by the issuer. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities. In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services.

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Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Information about Additional Risks and Other Practices

As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should the Fund engage in borrowing or securities lending, or should a Fund use derivatives or invest in foreign securities, it will be subject to the additional risks associated with these practices.

Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, the Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any

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fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal. In addition, to the extent the Fund is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Please see the Statement of Additional Information for more information.

Description of Index

The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index. The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. Government) and investment grade corporate securities.

Management of the Fund

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $427 billion in total assets (as of 12/31/2022) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement is available in the Fund’s annual report for the fiscal period ended October 31, 2022.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where

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shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

For the 12 months ended 10/31/2022, the advisory fees paid to the Manager by the Fund were 0.17% of its average daily net assets.

Class R6 of the Fund will pay the Manager fees at the annual rate of 0.05% of the class’ average daily net assets for administrative services provided to the class.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund that he manages.

Neuberger Berman Short Duration Bond Fund

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since July 2022.

Michael Foster is a Managing Director of the Manager. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at the firm since 2004.

Matthew McGinnis is a Senior Vice President of the Manager. Mr. McGinnis joined the firm in 2008 and has been a Portfolio Manager of the Fund since February 2017. Prior to being named co-portfolio manager of the Fund, Mr. McGinnis was a Senior Trader on the Enhanced Cash and Short Duration portfolio management teams.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since May 2021.

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Financial Highlights

Short Duration Bond Fund Class R6 had not commenced operations during the periods shown. The below figures are from Neuberger Berman Short Duration Bond Fund Investor Class. Because Investor Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. These financial highlights describe the performance of the Fund’s Investor Class shares for the fiscal periods indicated.

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Short Duration Bond Fund — Investor Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	7.79	7.66	7.80	7.72	7.73
Plus:
Income from investment operations
Net investment income (loss)(3)	0.12	0.17	0.22	0.18	0.19
Net gain/(losses) — realized and unrealized	(0.10)	0.16	(0.07)	0.06	(0.70)
Subtotal: income (loss) from investment operations	0.02	0.33	0.15	0.24	(0.51)
Minus:
Distributions to shareholders
Income dividends	0.15	0.19	0.23	0.23	0.23
Tax return of capital	—	—	—	—	0.01
Subtotal: distributions to shareholders	0.15	0.19	0.23	0.23	0.24
Equals:
Share price (NAV) at end of year	7.66	7.80	7.72	7.73	6.98
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.63	0.59	0.56	0.55	0.54
Gross expenses(1)	1.09	1.03	1.03	0.94	0.82
Net investment income (loss) — actual	1.50	2.18	2.88	2.34	2.63
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	0.22	4.40	1.97	3.06	(6.70)
Net assets at end of year (in millions of dollars)	20.9	21.8	20.5	19.6	16.9
Portfolio turnover rate (%)	99	131	165	91	76

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

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YOUR INVESTMENT

Maintaining Your Account

Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC, the Fund’s Distributor.

Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, health savings accounts, defined benefit plans and non-qualified deferred compensation plans, provided that shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), foundations and endowment funds, certain products managed by Neuberger Berman or Funds in the Neuberger Berman family of funds and certain other institutional investors if approved by the Distributor.

Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.

Eligible retirement plans and other investors generally may open an account and purchase Class R6 shares by contacting a financial intermediary authorized to sell the Fund’s shares. Class R6 shares may not be available through certain financial intermediaries.

Plan participants who are considering an investment in the Fund should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Funds that are available under their retirement plan and the procedures for buying and selling shares.

The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your Plan Service Provider or financial intermediary to determine whether it imposes minimum purchase requirements.

The Fund does not issue certificates for shares.

For certain institutional investors, shares of the Fund may be available for purchase directly from the Distributor by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407) or by wire, fax, telephone or exchange. Please call 800-866-6264 for an application and instructions.

We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions. You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses. All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us.

If you bought shares directly from the Distributor, to sell shares send a letter signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions. If by regular, first class mail, send to Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189. If by express delivery, registered mail, or certified mail, send to Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407. Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded. If you have a designated bank account on your application, you can request that we wire the proceeds to this account. You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH). Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you.

You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

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The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.

Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund’s transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Fund. Please contact your financial intermediary for its policies.

The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund’s Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

The Funds reserve the right to pay in kind for redemptions. A Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	satisfy an order to sell Fund shares with securities rather than cash

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Dividends are first earned the business day after your purchase order is received in proper form. The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.

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Proceeds from the sale of shares — The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Financial Intermediaries

Class R6 shares described in this prospectus may be purchased through certain financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R6 shares, investor services, and additional policies.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.

Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional

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amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R6 shares of the Fund.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Share Prices

Because Class R6 shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price (net asset value) when you sell shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of Class R6 of the Fund is the total value of Fund assets attributable to Class R6 shares minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

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If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Fund’s Statement of Additional Information for additional detail about the Fund’s fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Distributions and Taxes

Distributions — The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions, if any, from the Fund will be reinvested in additional Class R6 shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class R6 shares of another fund in the fund family with the same account registration. To take advantage of one of these options, indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class R6 shares of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and other tax-exempt investors (collectively “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to qualified retirement plans generally are tax-free. Eventual withdrawals from retirement plans generally are subject to federal income tax.

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Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Fund’s distributions will be attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations), which are subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year) — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or gains.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax — An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

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Buying Shares Before a Distribution

The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution (other than an exempt-interest dividend), you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average cost basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.

The Manager applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each month-end.

The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may

32

also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however, to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for the Fund’s previous fiscal year. The Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Fund Structure

The Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in the Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Class R6 shares of the Fund.

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NEUBERGER BERMAN INCOME FUNDS

Class R6 Shares

If you would like further details on this Fund, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

877-628-2583

Website: www.nb.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802

U0007 02/23

Neuberger Berman Income Funds

Trust Class
Neuberger Berman Short Duration Bond Fund	NSBTX
Neuberger Berman Strategic Income Fund	NSTTX

Prospectus February 28, 2023

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN INCOME FUNDS

Fund Summaries

Neuberger Berman Short Duration Bond Fund

Trust Class Shares (NSBTX)

GOAL

The Fund seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.67
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.31
Total annual operating expenses	0.98
Fee waivers and/or expense reimbursement	0.33
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.65

[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Trust Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of that class are limited to 0.64% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Trust Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.64% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$66	$208	$440	$1,106

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests mainly in fixed and floating rate investment-grade bonds and other debt securities issued by domestic and foreign governments, corporate entities, and trusts. These may include mortgage- and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations (“CLOs”), and credit risk transfer securities. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.

The Portfolio Managers monitor trends in the corporate and government securities markets, as well as a range of economic and financial factors utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. If particular sectors of the bond market appear relatively inexpensive, the Portfolio Managers may increase the Fund’s exposure in those sectors and decrease exposure in other sectors. The Portfolio Managers look for securities that appear

2 Short Duration Bond Fund

under-priced compared to securities of similar structure and credit quality. The Fund may sell securities if the Portfolio Managers find an opportunity they believe is more compelling or if the Portfolio Managers’ outlook on the investment or the market changes.

To enhance yield and add diversification, the Fund may invest up to 20% of its net assets in securities that are below investment grade (commonly known as “junk bonds”). In choosing lower-rated securities, the Portfolio Managers generally look for bonds from issuers whose financial health appears comparatively strong, and that may have their credit ratings raised. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions.

The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its total assets at the time of investment in non-US dollar denominated securities. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as High Income Organization for Economic Cooperation and Development (OECD) member countries by the World Bank.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to interest rates, currencies, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps.

The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions. Additionally, the Fund may invest in restricted securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date.

The Fund seeks to reduce credit risk by diversifying among many issuers and different types of securities. As part of the investment process, the Portfolio Managers analyze individual issues (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning). As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

Although it may invest in securities of any maturity, the Fund normally seeks to maintain an average portfolio duration of three years or less.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

In an effort to achieve its goal, the Fund may engage in frequent and active trading.

The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

3 Short Duration Bond Fund

The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. While this Fund may have a shorter duration than many other income funds, this Fund is not intended to operate like a money market fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is

4 Short Duration Bond Fund

generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental

5 Short Duration Bond Fund

authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in

6 Short Duration Bond Fund

mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

7 Short Duration Bond Fund

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international

8 Short Duration Bond Fund

lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

9 Short Duration Bond Fund

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 ’20, 6.51%

Worst quarter:    Q1 ’20, -6.00%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Short Duration Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-5.10	0.77	0.62
Return After Taxes on Distributions	-6.31	-0.32	-0.18
Return After Taxes on Distributions and Sale of Fund Shares	-2.95	0.15	0.14
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-3.69	0.92	0.88
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Michael Foster (Managing Director of the Manager), Matthew McGinnis (Senior Vice President of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager) and David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager). Mr. Foster has managed the Fund since 2008. Mr. McGinnis has managed the Fund since February 2017. Mr. Brown has managed the Fund since May 2021. Mr. Bhatia has managed the Fund since July 2022.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

10 Short Duration Bond Fund

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

11 Short Duration Bond Fund

Neuberger Berman Strategic Income Fund

Trust Class Shares (NSTTX)

GOAL

The Fund seeks high current income with a secondary objective of long-term capital appreciation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.80
Distribution and/or shareholder service (12b-1) fees	0.10
Other expenses	0.10
Total annual operating expenses	1.00
Fee waivers and/or expense reimbursement	0.05
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.95

[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Trust Class so that the total annual operating expenses (excluding interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of that class are limited to 0.94% of average net assets. This undertaking lasts until 10/31/2026 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Trust Class will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.94% of the class’ average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$97	$303	$537	$1,210

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 162% of the average value of its portfolio. During the most recent fiscal year, the Fund’s portfolio turnover rate including to-be-announced (“TBA”) roll transactions was 308%.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests primarily in a diversified mix of debt securities. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities; municipal securities; foreign securities, including emerging markets; corporate bonds; commercial paper; mortgage-backed and other asset-backed securities; and loans. Securities in which the Fund may invest may be issued by domestic and foreign governments, supranational entities (e.g. World Bank, IMF), corporate entities and trusts and may be structured as fixed rate debt; floating rate debt; and debt that may not pay interest from the time of issuance.

While the Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities and unrated securities, and may invest without limit in below investment grade securities (commonly known as “junk bonds”), under normal market conditions, the Portfolio Managers anticipate that the Fund’s average credit quality will be investment grade. The Fund considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio

12 Strategic Income Fund

Managers to be of comparable quality. The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forwards, including forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps, options on futures and options on interest rate swaps, otherwise known as swaptions.

The Fund may also invest without limit in foreign securities, which may be denominated in any currency including the local currency of the issuer, but normally will not invest more than 50% of its total assets at the time of investment in obligations of issuers in emerging market countries. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as a High Income Organization for Economic Cooperation and Development (OECD) member country by the World Bank.

Additionally, the Fund may invest in tender option bonds (which include inverse floaters created as part of tender option bond transactions), convertible securities, restricted securities and preferred securities. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued or settled at a later date. The Fund may enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. The Fund may also hold cash and short-term securities, including cash equivalents and other debt obligations.

The Fund may invest in debt securities of any maturity and while the Fund does not have a target average duration, under normal market conditions, the Portfolio Managers anticipate that the Fund’s average duration will be between two and eight years. In an effort to achieve its goal, the Fund may engage in active and frequent trading.

Investment Philosophy and Process

The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.

■	Portfolio Strategy: The Portfolio Management Team establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.

■	Strategy Implementation: Once the Portfolio Management Team establishes the investment profile for the Fund, the specialty sector investment teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities, below investment grade securities, emerging market securities and non-U.S. dollar denominated securities.

When assessing the worth of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks (including an analysis of cash flows, ability to pay principal and interest, balance sheet composition, and market positioning) to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

13 Strategic Income Fund

The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

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Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely

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affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation measure used will accurately measure the real rate of inflation in the prices of goods and services. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a

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portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to

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instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment risk and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual

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restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

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There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, such entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all

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securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Securities not backed by the full faith and credit of the U.S. Treasury carry at least some risk of non-payment or default.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and any gain in the security’s price.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

21 Strategic Income Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 ’20, 11.09%

Worst quarter:    Q1 ’20, -10.78%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

Strategic Income Fund	1 Year	5 Years	10 Years
Return Before Taxes	-10.82	1.02	1.96
Return After Taxes on Distributions	-11.96	-0.58	0.43
Return After Taxes on Distributions and Sale of Fund Shares	-5.81	0.17	0.85
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01	0.02	1.06
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Thanos Bardas (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), Ashok Bhatia, CFA (Managing Director and Deputy Chief Investment Officer of Fixed Income of the Manager), David M. Brown, CFA (Managing Director and Co-Head of Global Investment Grade Fixed Income of the Manager), and Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Mr. Tank has managed the Fund since February 2008, Messrs. Bardas and Brown have managed the Fund since April 2009, and Mr. Bhatia has managed the Fund since December 2017.

BUYING AND SELLING SHARES

Trust Class of the Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of the Fund. See “Maintaining Your Account” in the prospectus.

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares.

22 Strategic Income Fund

For certain investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, 430 West 7th Street, Suite 219189, Kansas City, MO 64105-1407), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Retail Services) or 800-366-6264 (Institutional Support Services) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of Trust Class shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Trust Class is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

23 Strategic Income Fund

Descriptions of Certain Practices and Security Types

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock’s price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock’s price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer’s common stock, but lower than the yield of the issuer’s debt securities.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Inflation-Linked Debt Securities. Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

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Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which a Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. A Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

Municipal Securities. Municipal securities include, among other types of instruments, general obligation bonds, revenue bonds, private activity bonds, anticipation notes and tax-exempt commercial paper. General obligation bonds are backed by the full taxing power of the issuing governmental entity. Revenue bonds are backed only by the income from a specific project, facility, or tax. Private activity bonds are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any. They are not backed by the credit of any governmental or public authority. Anticipation notes are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating requirements.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Collateralized Debt Obligations Risk. CDOs, which include collateralized loan obligations (CLOs), issue classes or “tranches” of securities that vary in risk and yield and may experience substantial losses due to interest rate fluctuations, actual defaults, collateral defaults, disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CDO securities as a class. CDOs carry risks including, but not limited to, (i) the possibility that distributions from the underlying debt securities will not be adequate to make interest or other payments, (ii) the quality of the underlying debt securities may decline in value or default, particularly during periods of economic downturn, (iii) the Fund may invest in CDOs that are subordinate to other classes of securities, (iv) the investment return could be significantly different than those predicted by financial models; (v) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures, (vi) the manager of the CDO may perform poorly, and (vii) the complex structure may produce disputes with the issuer or unexpected investment results. The risks of investing in CDOs depend largely on the quality and type of the underlying debt, which may include loans, bonds and mortgages, and the tranche of the CDO in which the Fund invests. In addition, CDOs that obtain their exposure through derivative instruments entail the additional risks associated with such instruments. CDOs can be difficult to value, may at times be illiquid, may be highly leveraged (which could make them highly volatile), and may produce unexpected investment results due to their complex structure. In addition, CDOs involve many of the same risks of investing in debt securities and asset-backed securities including, but not limited to, interest rate risk, credit risk, liquidity risk, and valuation risk.

Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.

Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price, and a convertible security is subject to the market risks of debt

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securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid-cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid-cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large-cap securities.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable

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derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of

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payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. markets. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

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The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked debt securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation measure. In addition, any inflation measure used could be discontinued, substituted or changed in a manner that could adversely impact such securities.

Repayment of the original principal upon maturity (as adjusted upward for inflation, as needed) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked debt securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, (i.e., when nominal interest rates increase at a faster rate than inflation), and rises when real interest rates fall (i.e., when inflation rises at a faster rate than nominal interest rates). Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.

Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise, and produces more income and may increase in value when market rates fall. Whereas ordinary fixed income securities suffer a decline in value when market rates rise, this phenomenon is exacerbated in the case of inverse floaters, because when market rates rise, the rate paid by the inverse floater declines, producing greater price and income volatility than a conventional fixed-rate bond with comparable credit quality and maturity. An investment in an inverse floater involves the risk of loss of principal and may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater may involve leverage, which may make the Fund’s returns more volatile, increase interest rate risk and can magnify the Fund’s losses. Accordingly, the holder of an inverse floater could lose more than its principal investment.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations

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affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value and may make the Fund more volatile. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund uses leverage or utilizes certain of these practices, it may need to dispose of some of its holdings at unfavorable times or prices in order to satisfy its obligations or to comply with certain asset coverage requirements.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights

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in any resulting event of default, bankruptcy, or similar situation, which may increase the Fund’s operating expenses. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if Fund management receives material non-public information about the issuer (which is not uncommon in the loan market), the Fund may, as a result, be unable to sell the issuer’s securities.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters

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or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities, including collateralized mortgage instruments, will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as prepayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Further, such securities may have credit support, the utility of which could be negatively affected by such conditions as well.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. At times, the secondary market for municipal securities may not be liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state.

Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) are generally not backed by the creditworthiness or taxing authority of the issuing governmental entity; rather, a particular business or facility may be the only source of revenue supporting payment of interest and principal, and declines in general business activity could affect the economic viability of that business or facility.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary

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information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its debt securities. For this reason, preferred securities are subject to greater credit, interest, and liquidation risk than debt securities, and the value of preferred securities will usually react more strongly than debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks, and there is a risk an issuer of preferred securities may call or redeem prior to any stated maturity. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer, may suffer a loss of value if distributions are not paid, and may be required to report the deferred distribution on its tax returns, even though it may not have received any cash. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a

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private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics

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that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the

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Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Sovereign and Supranational Entities Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in obligations issued by supranational entities, such as the World Bank. A supranational entity is financially supported by the governments of one or more countries, has no taxing authority, and is dependent on its members for payments of interest and principal. There is no guarantee that the members will continue to make capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.

Tender Option Bonds and Related Securities Risk. The Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as “inverse floaters”), receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.

U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment or default by the issuer. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

In recent periods, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Increases or decreases in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities. In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an

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increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.

When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

Information about Additional Risks and Other Practices

As discussed in the Statement of Additional Information, a Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should a Fund engage in borrowing or securities lending, or should a Fund use derivatives or invest in foreign securities, it will be subject to the additional risks associated with these practices.

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Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, a Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, a Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect a Fund’s performance and a Fund may not achieve its goal. In addition, to the extent a Fund is new or is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

A Fund may change its goal without shareholder approval, although none currently intend to do so.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index. The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. Government) and investment grade corporate securities.

The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Management of the Funds

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is each Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance

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monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $427 billion in total assets (as of 12/31/2022) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements is available in the Funds’ annual report for the fiscal period ended October 31, 2022.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Funds enter into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Funds. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

Neuberger Berman Short Duration Bond Fund

For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager were 0.67% of average daily net assets for Trust Class.

Neuberger Berman Strategic Income Fund

For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager were 0.80% of average daily net assets for Trust Class.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

Neuberger Berman Short Duration Bond Fund

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since July 2022.

Michael Foster is a Managing Director of the Manager. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at the firm since 2004.

Matthew McGinnis is a Senior Vice President of the Manager. Mr. McGinnis joined the firm in 2008 and has been a Portfolio Manager of the Fund since February 2017. Prior to being named co-portfolio manager of the Fund, Mr. McGinnis was a Senior Trader on the Enhanced Cash and Short Duration portfolio management teams.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since May 2021.

Neuberger Berman Strategic Income Fund

Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998 and is the Co-Head of Global Investment Grade Fixed Income. In addition, he is a member of the Asset Allocation Committee. Mr. Bardas has been a Portfolio Manager of the Fund since April 2009.

Ashok Bhatia, CFA, is a Managing Director of the Manager. He joined the firm in July 2017 and is the Deputy Chief Investment Officer of Fixed Income. Prior to joining the firm, Mr. Bhatia was a senior portfolio manager and co-leader of the

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customized fixed income team at another asset manager. He has over 24 years’ experience in the investment industry. Mr. Bhatia has been a Portfolio Manager of the Fund since December 2017.

David M. Brown, CFA, is a Managing Director of the Manager. He re-joined the firm in January 2003 and is the Co-Head of Global Investment Grade Fixed Income. Mr. Brown has been a Portfolio Manager of the Fund since April 2009.

Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since February 2008.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Trust Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Short Duration Bond Fund — Trust Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share Price (NAV) at beginning of year	7.43	7.30	7.43	7.36	7.37
Plus:
Income from investment operations
Net investment income (loss)(3)	0.10	0.15	0.20	0.17	0.18
Net gains (losses) — realized and unrealized	(0.10)	0.16	(0.06)	0.05	(0.68)
Subtotal: income (loss) from investment operations	0.00	0.31	0.14	0.22	(0.50)
Minus:
Distributions to shareholders
Income dividends	0.13	0.18	0.21	0.21	0.21
Tax return of capital	-	-	-	-	0.01
Subtotal: distributions to shareholders	0.13	0.18	0.21	0.21	0.22
Equals:
Share price (NAV) at end of year	7.30	7.43	7.36	7.37	6.65
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement arrangements had not been in effect.
Net expenses — actual	0.73	0.69	0.66	0.65	0.64
Gross expenses(1)	1.21	1.15	1.16	1.11	0.98
Net investment income (loss) — actual	1.42	2.07	2.77	2.24	2.53
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	0.04	4.25	1.96	2.96	(6.86)
Net assets at end of year (in millions of dollars)	2.1	2.0	2.7	3.0	2.3
Portfolio turnover rate (%)	99	131	165	91	76

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)	Would have been lower if the Manager had not reimbursed certain expenses.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Trust Class shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman Strategic Income Fund — Trust Class

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.15	10.61	10.99	10.96	11.41
Plus:
Income from investment operations
Net investment income (loss)(3)	0.37	0.38	0.35	0.33	0.34
Net gains (losses) — realized and unrealized	(0.51)	0.41	0.01	0.56	(1.86)
Subtotal: income (loss) from investment operations	(0.14)	0.79	0.36	0.89	(1.52)
Minus:
Distributions to shareholders
Income dividends	0.40	0.35	0.39	0.44	0.29
Tax return of capital	-	0.06	-	-	0.17
Subtotal: distributions to shareholders	0.40	0.41	0.39	0.44	0.67
Equals:
Share price (NAV) at end of year	10.61	10.99	10.96	11.41	9.22
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement and/or waiver arrangements had not been in effect.
Net expenses — actual	0.94	0.94	0.94	0.95	0.94
Gross expenses(1)	1.00	1.02	1.02	0.99	1.00
Net investment income (loss) — actual	3.37	3.53	3.24	2.88	3.27
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(2)	(1.24)	7.60	3.41	8.19	(13.82)
Net assets at end of year (in millions of dollars)	19.5	8.6	9.6	9.6	7.1
Portfolio turnover rate (%)(4)	116	113	107	114	162

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(3)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(4)	The portfolio turnover rates including TBA roll transactions were 308%, 308%, 344%, 325% and 345% for the years ended October 31, 2022, 2021, 2020, 2019 and 2018 respectively.

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YOUR INVESTMENT

Trust Class shares of the Funds generally are available only through financial intermediaries. For certain investors, shares of the Funds are also available directly from Neuberger Berman BD LLC, the Funds’ Distributor (see “Maintaining Your Account”).

Share Prices

Because Trust Class shares of the Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price (net asset value) when you sell shares.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are generally open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

Each Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of Trust class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by a Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by a Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally

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will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which a Fund’s share price is calculated.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Funds’ Statement of Additional Information for additional detail about the Funds’ fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Privileges and Services

If you purchase Trust Class shares directly from the Distributor, you have access to the services listed below. If you purchase shares through a financial intermediary, consult that provider for information about investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month. You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access — At www.nb.com, you can make transactions, check your account and access a wealth of information.

FUNDfone® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

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Distributions and Taxes

Distributions — Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. A Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Unless you designate otherwise, your distributions, if any, from a Fund will be reinvested in additional Trust Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Trust Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from a Fund will be reinvested in additional Trust Class shares of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts are subject to federal income tax.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Funds’ distributions will be attributable to “qualified dividend income” (generally, dividends a Fund receives on stock of most U.S. and certain foreign corporations), which are subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, a Fund distributes an amount that exceeds its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year) — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of a Fund’s net income and/or gains.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax — An individual shareholder’s distributions from a Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from a Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

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Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Funds’ default basis determination method, which is average cost basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Maintaining Your Account

When you buy shares — Instructions for buying shares from the Distributor are under “Buying Shares.” See “Financial Intermediaries” if you are buying shares through a financial intermediary. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through a financial intermediary should contact their financial intermediary for information regarding transaction statements. Investment checks must be drawn on a U.S. bank. We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions.

When you purchase shares, you will receive the next share price to be calculated after your order has been received in proper form. Purchase orders are deemed “received in proper form” when the Funds’ transfer agent has received payment for the shares. In the

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case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed “received in proper form” on the date you pre-selected on your SIP application for the systematic investments to occur. Dividends are normally first earned the business day after your purchase order is received in proper form.

Trust Class of each Fund is closed to new investors. Only certain investors are allowed to purchase Trust Class shares of each Fund, as follows:

■	Grandfathered Investors may purchase Trust Class shares of Neuberger Berman Strategic Income Fund. “Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor’s “immediate family” (his or her spouse — or equivalent if recognized under local law — and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor’s mother, father, sister, or brother may open a custodial account for the Grandfathered Investor’s minor children. Grandfathered Investors do not include any financial intermediaries who have accounts with a Fund or shareholders who invest through such financial intermediaries.

■	Only financial intermediaries who established accounts in Trust Class shares of Neuberger Berman Short Duration Bond Fund prior to July 26, 2010, and who continuously maintain such accounts in Trust Class shares of the Fund, may continue to purchase Trust Class shares of the Fund.

■	Financial intermediaries who established accounts in Trust Class shares of Neuberger Berman Strategic Income Fund prior to March 1, 2008, and who have continuously maintained an account in Trust Class shares of the Fund, may continue to purchase Trust Class shares of the Fund. Self-directed retail shareholders who hold their shares through a financial intermediary’s account with Neuberger Berman must maintain such account in Trust Class shares of the Fund with the same financial intermediary to continue to purchase Trust Class shares of the Fund.

Shareholders who, by virtue of an investment made through a financial intermediary, are permitted to invest in a class that is generally closed to new investors may have to continue to participate in the same program of fees and services at that financial intermediary to maintain their ability to purchase that class. Please check with your financial intermediary for more information.

When you sell shares — If you bought your shares from the Distributor, instructions for selling shares are under “Selling Shares.” See “Financial Intermediaries” if you want to sell shares you purchased through a financial intermediary. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been received in proper form. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. Your financial intermediary may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

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When you exchange shares — You can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

■	both accounts must have the same registration

■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved

■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to affect an exchange.

In addition, Grandfathered Investors may exchange into Class A shares of a fund in the fund family without paying any applicable sales charges.

See “Additional Exchange Information” in the Statement of Additional Information for information regarding eligible money market funds outside the fund family.

Placing orders by telephone — If you use a financial intermediary, contact your financial intermediary for its policies regarding telephone orders.

Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to SS&C Global Investor & Distribution Solutions, Inc.) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUNDfone® or visit our website at www.nb.com.

Proceeds from the sale of shares — The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Funds’ Statement of Additional Information, the Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

The Funds reserve the right to pay in kind for redemptions. A Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and

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any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Funds may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

Other policies — Under certain circumstances, which may include normal and stressed market conditions, the Funds reserve the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	suspend the telephone order privilege

■	satisfy an order to sell Fund shares with securities rather than cash

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	change investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor a Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through a financial intermediary. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

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Financial Intermediaries

The Trust Class shares available in this prospectus may be purchased through certain financial intermediaries such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by the Distributor. However, if you use a financial intermediary, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use a financial intermediary, contact that provider to buy or sell shares of the Funds described in this prospectus.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family if made available by that financial intermediary through an exchange of shares.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Funds and/or administrative or shareholder services to Fund shareholders. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Funds’ shares available to you or recommend the Funds. If you have purchased shares of a Fund through a financial intermediary, please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Distribution and Shareholder Servicing Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each Fund’s Trust Class shares pays the Distributor a fee at an annual rate of 0.10% of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

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If you are a direct investor buying or selling shares, instructions are provided in the following charts. Investors buying or selling shares through a financial intermediary should contact it for instructions.

Buying Shares

Method	Things to know	Instructions
Sending us a check

Your first investment must be at least $2,000

Additional investments can be as little as $100

We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents

We do accept Bank Checks and Cashier’s Checks from U.S.

Financial Institutions You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

Wiring money	All wires must be for at least $1,000

Before wiring any money, call 800-877-9700 for an order confirmation

Have your financial institution send your wire to SS&C Global Investor & Distribution Solutions, Inc.

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com
By telephone

We do not accept phone orders for a first investment

Additional investments must be for at least $1,000

Additional shares will be purchased when your order is received in proper form

Not available on retirement accounts

Call 800-877-9700 to notify us of your purchase Immediately follow up with a wire or electronic transfer To add shares to an existing account using FUNDfone®, call 800-335-9366 or visit www.nb.com
Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

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Selling Shares

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
430 West 7th Street
Suite 219189
Kansas City, MO 64105-1407

Sending us a fax	For amounts of up to $100,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number
Calling in your order

All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-877-9700 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com

Exchanging into another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer identification number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-877-9700 to place your order To place an order using FUNDfone®, call 800-335-9366 or visit www.nb.com
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-877-9700 for instructions

Retirement Plans and Accounts

We offer investors a number of tax-advantaged plans and accounts for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-366-6264 for information on any Neuberger Berman retirement plan or account.

Internet Connection

If you use a financial intermediary, contact that provider about the services and information it provides on the Internet.

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Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder who bought shares directly from the Distributor, you can use the web site to access account information and even make secure transactions — 24 hours a day.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

The Manager applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for each Fund are generally posted 15-30 days after each month-end.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, a Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however, to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for each Fund’s previous fiscal year. A Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

53

Fund Structure

Each Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in a Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Trust Class shares of the Funds.

54

NEUBERGER BERMAN INCOME FUNDS

Trust Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

800-366-6264

Website: www.nb.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Each Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802

A0108 02/23

Neuberger Berman Income Funds

Class R3
Neuberger Berman High Income Bond Fund	NHIRX

Prospectus February 28, 2023

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN INCOME FUNDS

Fund Summary

Neuberger Berman High Income Bond Fund

Class R3 Shares (NHIRX)

GOAL

The Fund seeks high total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75
Distribution and/or shareholder service (12b-1) fees	0.50
Other expenses	0.12
Total annual operating expenses	1.37

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R3	$139	$434	$750	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests mainly in a diversified portfolio of U.S. dollar-denominated, High-Yield Bonds (as defined below), with an emphasis on debt securities rated below investment grade (commonly called “junk bonds”). For purposes of this Fund, High-Yield Bonds are generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by S&P Global Ratings, Baa by Moody’s Investors Service, Inc. (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, determined by the Portfolio Managers to be of comparable quality. The Fund may invest in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships, and other business entities. The Fund considers floating rate senior secured loans to be High-Yield Bonds. The Fund may invest a significant amount of its assets in loans, including in participation interests in loans.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk through disciplined credit analysis and diversification of credit quality. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias in High-Yield Bonds when the Portfolio Managers believe an economic downturn is underway and increasing lower quality holdings of High-Yield Bonds when the Portfolio Managers believe an economic expansion is underway. With regard to interest rate risk, the Portfolio Managers are sensitive to the overall duration of the portfolio in relation to its benchmark and evaluate the duration of potential new portfolio acquisitions in conjunction with their credit analysis. The Fund invests its assets in a broad range of issuers and industries.

The Portfolio Managers will seek positive returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of their

2 High Income Bond Fund

fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. As part of this analysis, the Portfolio Managers also regularly engage with the management teams of issuers on issues that the Portfolio Managers believe are material to the credit risk of an issuer. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

In addition, the Portfolio Managers analyze and adjust weightings based on general and sector-specific economic and market conditions, while diversifying across industries, companies and investment size.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments. The Fund may also invest in restricted securities.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its net assets at the time of investment in non-U.S. dollar denominated securities.

The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up mainly of intermediate-term, U.S. dollar-denominated, High-Yield Bonds.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in High-Yield Bonds (as defined above) and other investment companies that provide investment exposure to such bonds. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for high-yield debt and loan instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

3 High Income Bond Fund

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

4 High Income Bond Fund

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more

5 High Income Bond Fund

difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

6 High Income Bond Fund

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

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Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and

8 High Income Bond Fund

floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Returns would have been lower/higher if Neuberger Berman Investment Advisers LLC had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:     Q2 ’20, 9.76%

Worst quarter:     Q1 ’20, -13.51%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

High Income Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-12.30	1.13	2.53
Return After Taxes on Distributions	-14.09	-0.79	0.37
Return After Taxes on Distributions and Sale of Fund Shares	-7.25	0.09	0.95
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-11.21	2.10	3.94
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Joseph Lind (Managing Director and Co-Head of U.S. High Yield of the Manager), and Christopher Kocinski (Managing Director and Co-Head of U.S. High Yield of the Manager). Mr. Lind has co-managed the Fund since July 2018, and Mr. Kocinski has co-managed the Fund since May 2019.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R3 shares.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

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PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, (such as a bank, brokerage firm, retirement plan administrator, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

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Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

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Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be

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required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in

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trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the

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securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. markets. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less

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than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation, which may increase the Fund’s operating expenses. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if Fund management receives material non-public information about the issuer (which is not uncommon in the loan market), the Fund may, as a result, be unable to sell the issuer’s securities.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to

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resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the

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ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

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Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

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LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.

Information about Additional Risks and Other Practices

As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should the Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.

Borrowing money, securities lending, or using derivatives would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, the Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal. In addition, to the extent the Fund is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Please see the Statement of Additional Information for more information.

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Description of Index

The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs will be incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

Management of the Fund

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $427 billion in total assets (as of 12/31/2022) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement is available in the Fund’s annual report for the fiscal period ended October 31, 2022.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

For the 12 months ended 10/31/2022, the management fees (i.e., advisory and administration fees) paid to the Manager were 0.75% of average daily net assets for Class R3.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

Neuberger Berman High Income Bond Fund

Joseph Lind, CFA, is a Managing Director of the Manager. He has co-managed the Fund since July 2018 and is Co-Head of U.S. High Yield. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

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Christopher Kocinski, CFA, is a Managing Director of the Manager. Mr. Kocinski joined the firm in 2006 and is Co-Head of U.S. High Yield. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Class R3 shares for the fiscal periods indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman High Income Bond Fund — Class R3 Shares

YEAR ENDED OCTOBER 31,	2018	2019	2020	2021	2022
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	8.80	8.35	8.53	8.34	8.69
Plus:
Income from investment operations
Net investment income (loss)(1)	0.41	0.42	0.37	0.36	0.37
Net gains (losses) — realized and unrealized	(0.45)	0.18	(0.18)	0.36	(1.40)
Subtotal: income (loss) from investment operations	(0.04)	0.60	0.19	0.72	(1.03)
Minus:
Distributions to shareholders
Income dividends	0.41	0.42	0.38	0.37	0.37
Subtotal: distributions to shareholders	0.41	0.42	0.38	0.37	0.37
Equals:
Share price (NAV) at end of year	8.35	8.53	8.34	8.69	7.29
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or offset arrangements had not been in effect.
Net expenses — actual	1.37	1.30	1.34	1.33	1.36
Gross expenses	1.37	1.30	1.34	1.33	1.36
Net investment income (loss) — actual	4.77	4.98	4.49	4.14	4.60
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)	(0.49)	7.37	2.35	8.68	(12.04)
Net assets at end of year (in millions of dollars)	3.5	4.2	1.8	1.8	1.4
Portfolio turnover rate (%)	46	96	115	98	72

(1)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

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YOUR INVESTMENT

Maintaining Your Account

Class R3 shares described in this prospectus are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.

Class R3 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary).

Class R3 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (“IRAs”), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans or 529 college savings plans.

Eligible retirement plans generally may open an account and purchase Class R3 shares by contacting a financial intermediary authorized to sell the Fund’s shares. Class R3 shares may not be available through certain financial intermediaries.

Plan participants who are considering an investment in the Fund should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Fund that are available under their retirement plan and the procedures for buying and selling shares.

The Fund does not impose minimum purchase requirements for Class R3 shares. However, you should contact your Plan Service Provider to determine whether it imposes minimum purchase requirements.

The Fund does not issue certificates for shares.

Most financial intermediaries allow you to take advantage of the fund exchange program, which is designed for moving an investment from the Class R3 shares of one fund in the fund family to the Class R3 shares of another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.

Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund’s transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Fund. Please contact your financial intermediary for its policies.

The Fund typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund’s Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

The Fund reserves the right to pay in kind for redemptions. The Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

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Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	satisfy an order to sell Fund shares with securities rather than cash

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Dividends are first earned the business day after your purchase order is received in proper form. The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.

Proceeds from the sale of shares. The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. Proceeds may be delayed beyond this time in unusual circumstances where the law allows additional time if needed. Proceeds may be sent by wire or by check. These policies apply to the financial intermediaries who invest in the Fund. Please contact your financial intermediary for its policies.

Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. Your financial intermediary may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

Important information regarding unclaimed/abandoned property — If your financial intermediary is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. Please contact your financial intermediary regarding applicable state escheatment laws.

Distribution and Shareholder Servicing Fees

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund’s Class R3 shares pays the Distributor a fee at an annual rate of 0.50% of its average net assets to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. The Distributor may also retain part of this fee as compensation for providing these

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services. These fees increase the cost of investment. Because these fees are paid out of the Fund’s assets on an on-going basis, over the long term they could result in higher overall costs than other types of sales charges.

Financial Intermediaries

Class R3 shares described in this prospectus are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R3 shares, investor services, and additional policies.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.

Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R3 shares of the Fund.

Additional Payments to Financial Intermediaries

The Distributor and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Fund, to certain financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. The amount of these payments may be substantial and may differ among financial intermediaries based on, for example, the level or type of services provided by a financial intermediary. These payments are in addition to any fees paid to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. These arrangements are separately negotiated between the Distributor and/or its affiliates, and the recipients of these payments or their affiliates. If your financial intermediary receives such payments, these payments may provide an incentive for the financial intermediary to make the Fund’s shares available to you or recommend the Fund. Please speak with your financial intermediary to learn more about any payments it receives from the Distributor and/or its affiliates, as well as fees and/or commissions the financial intermediary charges. You should also consult disclosures made by your financial intermediary at the time of purchase. Any such payments by the Distributor or its affiliates will not change the net asset value or the price of the Fund’s shares. For more information, please see the Fund’s Statement of Additional Information.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Share Prices

Because Class R3 shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price (net asset value) when you sell shares. Remember that your financial intermediary may charge fees for its services.

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The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of each class of the Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Manager at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the

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securities primarily trade. Please see the Fund’s Statement of Additional Information for additional detail about the Fund’s fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Distributions and Taxes

Distributions — The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Consult your Plan Service Provider about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class R3 shares of the Fund or paid to you in cash.

How distributions are taxed — Fund distributions to your retirement plan generally are not taxable to you, although withdrawals from your retirement plan generally are subject to tax.

How share transactions are taxed — Your retirement plan’s sale (redemption) of Fund shares also generally will not result in a realized taxable gain or loss.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.

The Manager applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each month-end.

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The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however, to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for the Fund’s previous fiscal year. The Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Fund Structure

The Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in the Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Class R3 shares of the Fund.

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NEUBERGER BERMAN INCOME FUNDS

Class R3 Shares

If you would like further details on this Fund, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

877-628-2583

Website: www.nb.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802

J0101 02/23

Neuberger Berman Income Funds

Class E
Neuberger Berman High Income Bond Fund	NHIEX

Prospectus February 28, 2023

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

NEUBERGER BERMAN INCOME FUNDS

Fund Summary

Neuberger Berman High Income Bond Fund

Class E Shares (NHIEX)

GOAL

The Fund seeks high total return consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.48
Distribution and/or shareholder service (12b-1) fees	None
Other expenses	0.10
Total annual operating expenses	0.58
Fee waivers and/or expense reimbursement	0.48
Total annual operating expenses after fee waiver and/or expense reimbursement[1]	0.10

[1]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually agreed to waive its management fee for the Fund’s Class E shares. This undertaking lasts until 10/31/2024 and may not be terminated without the consent of the Board of Trustees.

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class E	$10	$137	$276	$680

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests mainly in a diversified portfolio of U.S. dollar-denominated, High-Yield Bonds (as defined below), with an emphasis on debt securities rated below investment grade (commonly called “junk bonds”). For purposes of this Fund, High-Yield Bonds are generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by S&P Global Ratings, Baa by Moody’s Investors Service, Inc. (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, determined by the Portfolio Managers to be of comparable quality. The Fund may invest in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships, and other business entities. The Fund considers floating rate senior secured loans to be High-Yield Bonds. The Fund may invest a significant amount of its assets in loans, including in participation interests in loans.

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk through disciplined credit analysis and diversification of credit quality. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias in High-Yield Bonds when the Portfolio Managers believe an economic downturn is underway and increasing lower quality holdings of High-Yield Bonds when the Portfolio Managers believe an economic expansion is underway. With regard to interest rate risk, the Portfolio Managers are sensitive to the overall duration of the portfolio in relation to its benchmark and evaluate the duration of potential new portfolio acquisitions in conjunction with their credit analysis. The Fund invests its assets in a broad range of issuers and industries.

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The Portfolio Managers will seek positive returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of their fundamental investment analysis the Portfolio Managers consider Environmental, Social and Governance (ESG) factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the Portfolio Managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the Fund’s overall investment process. As part of this analysis, the Portfolio Managers also regularly engage with the management teams of issuers on issues that the Portfolio Managers believe are material to the credit risk of an issuer. The specific ESG factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

In addition, the Portfolio Managers analyze and adjust weightings based on general and sector-specific economic and market conditions, while diversifying across industries, companies and investment size.

The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment or efficient portfolio management purposes, which may include altering the Fund’s exposure to currencies, interest rates, inflation, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market or other conditions. The Fund may invest in or continue to hold securities that the Portfolio Managers believe have ratings or other factors that imply an imminent risk of default with respect to such payments. The Fund may also invest in restricted securities.

In an effort to achieve its goal, the Fund may engage in active and frequent trading. The Fund may invest in foreign securities, including obligations of issuers in emerging market countries, denominated in any currency, but the Fund normally will not invest more than 20% of its net assets at the time of investment in non-U.S. dollar denominated securities.

The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up mainly of intermediate-term, U.S. dollar-denominated, High-Yield Bonds.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in High-Yield Bonds (as defined above) and other investment companies that provide investment exposure to such bonds. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the market for high-yield debt and loan instruments, the Portfolio Managers’ evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund’s investment strategies. The market’s behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; to the extent it does, it will not be pursuing its principal investment strategies.

The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Portfolio Managers’ evaluation of issuer, political, regulatory, market, or economic developments. There can be no guarantee that the Portfolio Managers will be successful in their attempts to manage the risk exposure of the Fund or will appropriately evaluate or weigh the multiple factors involved in investment decisions, including issuer, market and/or instrument-specific analysis, valuation and environmental, social and governance factors.

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The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Each of the following risks, which are described in alphabetical order and not in order of any presumed importance, can significantly affect the Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities; or by currency controls or political developments in the U.S. or abroad.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies.

Futures. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent a Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that

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the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

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Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these

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securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations

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with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

The impact of the COVID-19 pandemic has negatively affected and could continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund and the risk is heightened during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs, and create adverse tax consequences. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

A summary of the Fund’s additional principal investment risks is as follows:

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

The performance prior to January 11, 2022 is that of the Fund’s Investor Class, which is not offered through this prospectus. Class E would have substantially similar performance to Investor Class because the classes invest in the same portfolio of securities. Because Investor Class has higher expenses than Class E, its performance would have been lower than that of Class E. Returns would have been lower/higher if Neuberger Berman Investment Advisers LLC had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

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Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR

Best quarter:    Q2 ’20, 9.90%

Worst quarter:    Q1 ’20, -13.42%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/22

High Income Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	-11.18	1.78	3.11
Return After Taxes on Distributions	-13.65	-0.46	0.67
Return After Taxes on Distributions and Sale of Fund Shares	-6.82	0.41	1.24
ICE BofA U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-11.21	2.10	3.94
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGER

Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.

PORTFOLIO MANAGERS

The Fund is managed by Joseph Lind (Managing Director and Co-Head of U.S. High Yield of the Manager), and Christopher Kocinski (Managing Director and Co-Head of U.S. High Yield of the Manager). Mr. Lind has co-managed the Fund since July 2018, and Mr. Kocinski has co-managed the Fund since May 2019.

BUYING AND SELLING SHARES

You may purchase or redeem (sell) shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class E shares.

The Fund does not impose minimum purchase requirements for Class E shares.

TAX INFORMATION

Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

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PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of another class of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or those other classes of the Fund over another investment. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.

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Descriptions of Certain Practices and Security Types

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.

Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.

Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.

Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.

There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Fixed Income Securities. Debt securities may consist of fixed and floating rate obligations of various credit quality and duration and may be issued by: corporate entities; trusts; domestic issuers, including securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; foreign issuers, including in emerging markets, and including foreign governments and supranational entities; and municipal issuers, including within the U.S. and its territories. Such obligations may include: bonds, loans, inflation-linked debt securities, when-issued and forward-settling securities, commercial paper, mortgage-backed securities and other asset-backed securities, and hybrid securities (including convertible securities).

Foreign Markets. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Loans. Loans are a type of debt security that may be made in connection with, among other things, recapitalizations, acquisitions, leveraged buyouts, dividend issuances and refinancings. The loans in which the Fund typically invests are structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.

Lower-Rated Debt Securities. Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities may include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends.

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Additional Information about Principal Investment Risks

This section provides additional information about the Fund’s principal investment risks described in the Fund Summary section. The following risks are described in alphabetical order and not in order of any presumed importance or potential exposure.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield or other less favorable characteristics. This may reduce the amount of the Fund’s distributions. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead costs), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance by affecting the credit quality or value of the Fund’s securities.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of a security and are not a guarantee of quality, and do not protect against a decline in the value of a security. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Entities providing credit or liquidity support also may be affected by credit risk. Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.

Currency Risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate in response to factors external to a country’s economy, which makes the forecasting of currency market movements extremely difficult. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by various factors, including investor perception of a country’s economy and changes in interest rates; intervention, or failure to intervene, by U.S. or foreign governments, central banks, or supranational entities, such as the International Monetary Fund; or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.

Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. The value of a derivative instrument depends largely on (and is derived from) the value of the reference instrument underlying the derivative. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference instrument may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Thus, the Fund could be

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required at times to liquidate other investments in order to satisfy its distribution requirements. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act which regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). The Fund has adopted a Rule 18f-4 Policy which provides, among other things, that unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Ongoing changes to regulation of the derivatives markets and actual and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts on currencies. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and the price at which it is prepared to sell).

Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures position when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price. In the absence of such limits, the liquidity of the futures market depends on participants entering into offsetting transactions rather than taking or making delivery. To the extent the Fund enters into futures contracts requiring physical delivery (e.g., certain commodities contracts), the inability of the Fund to take or make physical delivery can negatively impact performance.

Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap.

Some swaps are now executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The absence of an organized exchange or market for swap transactions may result in difficulties in

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trading and valuation, especially in the event of market disruptions. The use of an organized exchange or market for swap transactions is expected to result in swaps being easier to trade or value, but this may not always be the case.

Distressed Securities Risk. Distressed securities are securities of companies that are in financial distress and that may be in or about to enter bankruptcy or some other legal proceeding. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. Also, it may be difficult to value such securities and the spread between the bid/ask prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals; significant government involvement in an economy and/or market structure; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing and accounting, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. To the extent a foreign security is denominated in U.S. dollars, there is also the risk that a foreign government will not let U.S. dollar-denominated assets leave the country. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the

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securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

In addition, foreign markets may perform differently than the U.S. markets. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.

Liquidity Risk. From time to time, the trading market for a particular investment or type of investment in which the Fund invests is or may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. Market participants attempting to sell the same or a similar investment at the same time as the Fund could decrease the liquidity of such investments, especially during times of market volatility. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less

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than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets, although many covenants may be waived or modified with the consent of a certain percentage of the holders of the loans even if the Fund does not consent. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation, which may increase the Fund’s operating expenses. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, may vary, sometimes significantly, over time and among individual floating rate loans and loans may be subject to wide bid/ask spreads. During periods of infrequent trading, valuing a floating rate loan can be more difficult; and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed.

Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws. Also, if Fund management receives material non-public information about the issuer (which is not uncommon in the loan market), the Fund may, as a result, be unable to sell the issuer’s securities.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities may be less liquid and also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. In particular, these securities may be issued by smaller companies or by highly indebted companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Such securities are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. Issuers of securities that are in default or have defaulted may fail to

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resume principal or interest payments, in which case the Fund may lose its entire investment. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a defaulted security and/or to pursue litigation to protect the Fund’s investment.

The credit rating of a security may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of such securities, especially in a thinly traded or illiquid market. To the extent the Fund owns or may acquire illiquid or restricted lower-rated debt securities or unrated debt securities of comparable quality, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information). A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. A cybersecurity incident may not permit the Fund and its service providers to access electronic systems to perform critical duties for the Fund, such as trading and calculating net asset value. Any cybersecurity incident could have a substantial adverse impact on the Fund and its shareholders.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Other Investment Company Risk. To the extent the Fund invests in other investment companies, including money market funds and exchange-traded funds (ETFs), its performance will be affected by the performance of those other investment companies and to the allocation of its assets among those other investment companies. Investments in other investment companies are subject to the risks of the other investment companies’ investments, as well as to the other investment companies’ expenses. If the Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to the Fund’s shareholders when distributed to them.

An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the

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ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Prepayments could also create capital gains tax liability in some instances. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the Fund may be unable to capitalize on securities with higher interest rates or wider spreads.

Private Placements and Other Restricted Securities Risk. Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements and other restricted securities. The Fund may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security, so it may be less able to anticipate a loss. Also, if Fund management receives material non-public information about the issuer, the Fund may, as a result, be legally prohibited from selling the securities.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

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Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which would apply to the Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, which, may in turn, impact performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

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LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Redemption Risk. The Fund may experience periods of large or frequent redemptions that could cause the Fund to sell assets at inopportune times, which could have a negative impact on the Fund’s overall liquidity, or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, the risk is heightened if redemption requests are unusually large or frequent or occur during periods of declining or illiquid markets. Large redemptions could hurt the Fund’s performance, increase transaction costs and create adverse tax consequences.

A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities; such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value an investment, the Fund may be required to value such investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different methodology. The value of foreign securities, certain futures, fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund uses pricing services to provide values for certain securities and there is no assurance that the Fund will be able to sell an investment at the price established by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.

Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.

Information about Additional Risks and Other Practices

As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in the Fund Summary section. For example, should the Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.

Borrowing money, securities lending, or using derivatives would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.

Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries.

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, the Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the cash collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by the Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal. In addition, to the extent the Fund is undergoing a transition (such as a change in strategy, rebalancing, reorganization, liquidation or experiencing large inflows or outflows) or takes a temporary defensive position, it may deviate from its principal investment strategies during such period.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Please see the Statement of Additional Information for more information.

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Description of Index

The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs will be incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

Management of the Fund

Investment Manager

Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $427 billion in total assets (as of 12/31/2022) and continue an asset management history that began in 1939.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement is available in the Fund’s annual report for the fiscal period ended October 31, 2022.

Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.

For the period ended 10/31/2022, the management fees paid to the Manager by the Fund were 0.48% of its average daily net assets. Class E of the Fund will not pay the Manager fees for administrative services provided to Class E of the Fund except for certain technology costs that are annually approved by the Board of Trustees and are typically not material. The Advisor has contractually agreed to waive its management fee for the Fund’s Class E shares. This undertaking lasts until 10/31/2024 and may not be terminated during its term without the consent of the Board of Trustees.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

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Neuberger Berman High Income Bond Fund

Joseph Lind, CFA, is a Managing Director of the Manager. He has co-managed the Fund since July 2018 and is Co-Head of U.S. High Yield. Prior to joining the firm in 2018, he served as a high yield strategy portfolio manager at another asset manager from 2012 to 2018.

Christopher Kocinski, CFA, is a Managing Director of the Manager. Mr. Kocinski joined the firm in 2006 and is Co-Head of U.S. High Yield. Before being named co-portfolio manager to the Fund in 2019, Mr. Kocinski was co-director of non-investment grade credit research and a senior research analyst for the Manager.

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Financial Highlights

These financial highlights describe the performance of the Fund’s Class E shares for the fiscal period indicated. All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report (see back cover).

Neuberger Berman High Income Bond Fund — Class E Shares

YEAR ENDED OCTOBER 31,	2022(1)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	8.61
Plus:
Income from investment operations
Net investment income (loss)(7)	0.38
Net gain/(losses) — realized and unrealized	(1.31)
Subtotal: income (loss) from investment operations	(0.93)
Minus:
Distributions to shareholders
Income dividends	0.39
Subtotal: distributions to shareholders	0.39
Equals:
Share price (NAV) at end of year	7.29
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss) — as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.
Net expenses — actual	0.10	(4)
Gross expenses(2)	0.58	(4)
Net investment income (loss) — actual	6.07	(4)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	(10.98)
Net assets at end of year (in millions of dollars)	14.6
Portfolio turnover rate (%)	72	(5)(6)

(1)	Period from 1/11/2022 (beginning of operations) to 10/31/2022.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if the Manager had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not Annualized.
(6)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 10/31/2022.
(7)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.

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YOUR INVESTMENT

Maintaining Your Account

Class E shares are not offered for sale directly to the general public and may be purchased only by the Neuberger Berman Group LLC 401(k) plan on behalf of the plan participants. The information in this section pertains to plan participants (i.e., eligible investors). Class E shares of the Fund may be held only by eligible investors and cannot be transferred or exchanged. The Fund reserves the right to redeem Class E shares of any investor if the investor ceases to be an eligible investor.

For more information with regard to Class E shares, please call the Fund at 800.877.9700.

The Fund does not issue certificates for shares.

Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund’s transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Fund’s transfer agent has received your order to sell Fund shares.

The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further below and in the Fund’s Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.

The Fund reserves the right to pay in kind for redemptions. The Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in-kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in-kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:

■	suspend the offering of shares

■	reject any exchange or purchase order

■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege

■	satisfy an order to sell Fund shares with securities rather than cash

■	suspend or postpone your ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	suspend or postpone your ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed

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■	suspend or postpone your ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)

■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Dividends are first earned the business day after your purchase order is received in proper form. The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.

Proceeds from the sale of shares — The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed

■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Important information regarding unclaimed/abandoned property — If your financial intermediary is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.

It is your responsibility to ensure that your financial intermediary maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its transfer agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.

Financial Intermediaries

Class E shares described in this prospectus may be purchased by the Neuberger Berman Group LLC 401(k) plan on behalf of the plan participants.

The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class E shares, investor services, and additional policies.

In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.

A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.

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Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class E shares of the Fund. Please contact your financial intermediary regarding whether any fees or expenses apply to your investment in the Fund.

Class E shares do not pay any service, distribution, or administrative fees to financial intermediaries on Class E shares.

Information Required from New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Share Prices

Because Class E shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price (net asset value) when you sell shares. Remember that your financial intermediary may charge fees for its services.

If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.

The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). Check with your financial intermediary to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.

Share Price Calculations

The net asset value per share of Class E shares of the Fund is the total value of Fund assets attributable to Class E minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund’s portfolio securities changes every business day, its share price usually changes as well.

The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange generally are valued by one or more independent pricing services approved by the Manager on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Manager at the last

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reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Manager. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board of Trustees designated the Manager as the Fund’s valuation designee. As the Fund’s valuation designee, the Manager is responsible for determining fair value in good faith for any and all Fund investments. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.

The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

For certain foreign assets, after the relevant foreign markets have closed, a third-party vendor supplies evaluated, systematic fair value pricing based upon analysis of historical correlation of multiple factors. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Manager has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Please see the Fund’s Statement of Additional Information for additional detail about the Fund’s fair valuation practices.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Manager, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Trading in securities on many foreign exchanges is normally completed before the Fund calculates its net asset value. In addition, foreign markets may be open on days when U.S. markets are closed. As a result, the value of foreign securities owned by the Fund could change at times or on days when the Fund’s net asset value is not calculated, when Fund shares do not trade, and when sales and redemptions of Fund shares do not occur.

Distributions and Taxes

Distributions — The Fund pays out to its shareholders any net investment income and net realized capital and foreign currency gains. Ordinarily, the Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.

Consult your Plan Service Provider about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class E shares of the Fund or paid to you in cash.

Unless you designate otherwise, your distributions from the Fund will be reinvested in additional Class E shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class E shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact the Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class E shares of the Fund or paid to you in cash.

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How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts are subject to federal income tax.

Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Funds’ distributions will be attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations), which are subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

If, for any taxable year, the Fund distributes an amount that exceeds its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year) — which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions — plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).

Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or gains.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.

Additional tax — An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this tax may have on your investment in Fund shares.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares, and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that

30

rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.

If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund’s default basis determination method, which is average cost basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to you the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.

The Manager applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each month-end.

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The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-PORT and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Generally, no earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will typically remain available at this website until information for the subsequent month has been posted; however, to comply with Rule 30e-3 under the Investment Company Act of 1940, as amended, quarter-end information may be retained on this website for the Fund’s previous fiscal year. The Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Fund Structure

The Fund offers one or more classes of shares that have identical investment programs, but may have different fee waivers and different arrangements for distribution and shareholder servicing and, consequently, different expenses. Shares of a class to which a fee waiver applies may not be available to all investors in the Fund. Rather, they will be made available to investors meeting eligibility criteria outlined in the Prospectuses for such share classes. This prospectus relates solely to the Class E shares of the Fund.

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NEUBERGER BERMAN INCOME FUNDS

Class E Shares

If you would like further details on this Fund, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about the Fund, including:

■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year

■	Fund performance data and financial statements

■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:

■	various types of securities and practices, and their risks

■	investment limitations and additional policies

■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment Manager: Neuberger Berman Investment Advisers LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

877-628-2583

Website: www.nb.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

SEC File Number: 811-03802

W0121 02/23

NEUBERGER BERMAN INCOME FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares, Trust Class Shares, Institutional Class Shares, Class A Shares, Class C Shares, Class R3 Shares, Class R6 Shares, and Class E Shares

DATED FEBRUARY 28, 2023

Fund	Investor Class	Trust Class	Institutional Class	Class A	Class C	Class R3	Class R6	Class E
Neuberger Berman Core Bond Fund	NCRIX		NCRLX	NCRAX	NCRCX		NRCRX
Neuberger Berman Emerging Markets Debt Fund			NERIX	NERAX	NERCX
Neuberger Berman Floating Rate Income Fund			NFIIX	NFIAX	NFICX
Neuberger Berman High Income Bond Fund	NHINX		NHILX	NHIAX	NHICX	NHIRX	NRHIX	NHIEX
Neuberger Berman Municipal High Income Fund			NMHIX	NMHAX	NMHCX
Neuberger Berman Municipal Impact Fund			NMIIX	NIMAX	NIMCX
Neuberger Berman Municipal Intermediate Bond Fund	NMUIX		NMNLX	NMNAX	NMNCX
Neuberger Berman Short Duration Bond Fund	NSBIX	NSBTX	NSHLX	NSHAX	NSHCX		NRSHX
Neuberger Berman Strategic Income Fund		NSTTX	NSTLX	NSTAX	NSTCX		NRSIX

1290 Avenue of the Americas, New York, NY 10104

Shareholder Services: 800.877.9700

Institutional Services: 800.366.6264

www.nb.com

Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (each, a “Fund” and collectively, the “Funds”) are mutual funds that offer shares pursuant to prospectuses dated February 28, 2023.

The prospectus and summary prospectus (together, the “Prospectus”) for your share class provide more information about your Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for your share class from Neuberger Berman Investment Advisers LLC (“NBIA” or the “Manager”), 1290 Avenue of the Americas, New York, NY 10104, or by calling the appropriate number listed above for your share class. You should read the Prospectus for your share class and consider the investment objective, risks, and fees and expenses of your Fund carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for your share class. This SAI is not an offer to sell any shares of any class of the Funds. A written offer can be made only by a Prospectus.

Each Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or in this SAI in connection with the offering made by the Prospectuses, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectuses and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved. ©2023 Neuberger Berman Europe Limited. All rights reserved.

i

ii

INVESTMENT INFORMATION

Each Fund is a separate operating series of Neuberger Berman Income Funds (“Trust”), a Delaware statutory trust established on December 29, 1992. The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.

At the close of business on June 10, 2005, Neuberger Berman Core Bond Fund acquired all the assets and assumed all the liabilities of Ariel Premier Bond Fund, a series of Ariel Investment Trust. Prior to that date, Neuberger Berman Core Bond Fund had no operations. Financial and performance information in this SAI prior to June 10, 2005, for each class of the Fund is that of each respective class of the Ariel Premier Bond Fund, the predecessor to Neuberger Berman Core Bond Fund for performance and accounting purposes.

Neuberger Berman Emerging Markets Debt Fund commenced operations as a separate series of the Trust on September 27, 2013.

Neuberger Berman Floating Rate Income Fund commenced operations as a separate series of the Trust on December 29, 2009.

At the close of business on September 6, 2002, Neuberger Berman High Income Bond Fund acquired all the assets and assumed all the liabilities of Lipper High Income Bond Fund, a series of The Lipper Funds, Inc., and Neuberger Berman High Yield Bond Fund, a prior series of the Trust. Prior to that date, Neuberger Berman High Income Bond Fund had no operations.

Neuberger Berman Municipal High Income Fund commenced operations as a separate series of the Trust on June 22, 2015.

Through February 9, 2001, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund were organized as feeder funds in a master-feeder structure rather than as funds in a multiple-class structure. As feeder funds, they were series of the Trust and Neuberger Berman Income Trust. As of that date, those feeder funds reorganized into the Funds’ Investor Class and Trust Class units of beneficial interest (“shares”), respectively.

At the close of business on March 8, 2013, Neuberger Berman Municipal Impact Fund acquired all the assets and assumed all the liabilities of The Empire Builder Tax Free Bond Fund (the “Predecessor Fund”) (the “Reorganization”), and shareholders of the Predecessor Fund received Neuberger Berman Municipal Impact Fund shares in exchange for their Predecessor Fund shares. Prior to that date, Neuberger Berman Municipal Impact Fund had no operations. Financial information in this SAI prior to March 8, 2013, for the Institutional Class of Neuberger Berman Municipal Impact Fund is that of the Builder Class of the Predecessor Fund, the predecessor to Neuberger Berman Municipal Impact Fund for accounting purposes.

Neuberger Berman Strategic Income Fund commenced operations as a separate series of the Trust on July 11, 2003.

The following information supplements the discussion of the Funds’ investment objectives, policies, and limitations in the Prospectuses.

The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of a Fund may not be changed without the approval of the lesser of:

(1) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2) a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

The policy of a Fund permitting it to operate as a non-diversified investment company under the 1940 Act may also change by operation of law. Specifically, Rule 13a-1 under the 1940 Act provides in effect that, if a fund’s investment portfolio actually meets the standards of a diversified fund for three consecutive years, the fund’s status will change to that of a diversified fund.

Each Fund operates as a diversified investment company.

NBIA is responsible for the day-to-day management of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund. Throughout this SAI, the term “Manager” refers to NBIA with respect to each of these Funds. NBIA has delegated to Neuberger Berman Europe Limited (“NBEL”) day-to-day investment business of Neuberger Berman Emerging Markets Debt Fund. Throughout this SAI, the term “Manager” refers to NBIA or NBEL, as appropriate, with respect to each of these Funds.

Investment Policies and Limitations

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Fund. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the Manager will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

The following investment policies and limitations are fundamental and apply to all Funds unless otherwise indicated:

1. Borrowing. A Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. Commodities. A Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. Diversification (All Funds except Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Municipal Impact Fund). No Fund may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Industry Concentration. A Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

5. Lending. A Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. Real Estate. A Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Senior Securities. A Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

8. Underwriting. A Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

9. Municipal Securities (Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund). A Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of municipal issuers that provide interest income that is exempt from federal income tax and other investments that provide investment exposure to such securities; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”).

Municipal Securities (Neuberger Berman Municipal Intermediate Bond Fund). The Fund normally invests at least 80% of its total assets in securities of municipal issuers.

A Fund’s limitation on investments in any one issuer does not limit the Fund’s ability to invest up to 100% of its total assets in a master portfolio with the same investment objective, policies and limitations as the Fund.

Each Fund (except Neuberger Berman Floating Rate Income Fund) has the following additional fundamental investment policy:

Accordingly, notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Neuberger Berman Floating Rate Income Fund has the following fundamental investment policy:

Accordingly, notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

With respect to the investment limitation on borrowings, Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Impact Fund, and Neuberger Berman Strategic Income Fund may pledge assets in connection with permitted borrowings.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Each Fund also has obtained exemptive relief from the SEC to permit it to borrow money from other funds for temporary purposes.

For purposes of the investment limitation on commodities, a Fund does not consider foreign currencies or forward contracts to be physical commodities. This limitation does not prohibit a Fund from purchasing securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, or derivative instruments. In addition, this limitation does not prohibit any Fund from purchasing physical commodities.

None of the foregoing limitations shall be construed to prevent a Fund from purchasing, holding or selling all or a portion of any issuance of sukuk or similarly structured investments.

The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.

With respect to the fundamental policy relating to industry concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time by the SEC, SEC staff or other relevant authority. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry and there will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries. Also for purposes of the fundamental policy relating to concentration, mortgage-backed and asset-backed securities are grouped according to the nature of their collateral, and certificates of deposit (“CDs”) are interpreted to include similar types of time deposits.

For purposes of the investment limitation on concentration in a particular industry, each of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund determines the “issuer” of a municipal obligation that is not a general obligation note or bond based on the obligation’s characteristics. The most significant of these characteristics is the source of funds for the repayment of principal and payment of interest on the obligation. If an obligation is backed by an irrevocable letter of credit or other guarantee, without which the obligation would not qualify for purchase under a Fund’s quality restrictions, the issuer of the letter of credit or the guarantee is considered an issuer of the obligation. If an obligation meets a Fund’s quality restrictions without credit support, the Fund treats the commercial developer or the industrial user, rather than the governmental entity or the guarantor, as the only issuer of the obligation, even if the obligation is backed by a letter of credit or other guarantee.

Also, for purposes of the investment limitation on concentration in a particular industry, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund will not exclude securities the interest on which is exempt from federal income tax (“tax-exempt securities”) that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds (“PABs”)), from the investment limitation.

With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund has obtained exemptive relief from the SEC to make loans to other funds for temporary purposes. The policy in (5) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a Fund from owning real estate; however, the Fund could lose favorable tax treatment if too much of its income is from sources other than investments in securities. This does not prevent the Fund from investing in securities of companies that invest in real estate or real estate-related activities.

With respect to the fundamental policy relating to issuing senior securities set forth in (7) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The policy in (7) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to underwriting set forth in (8) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (8) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to industry concentration above, if an investment company in which a Fund invests has an industry concentration policy, the Fund will consider that investment company for purposes of the Fund’s industry concentration policy.

A Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The following investment policies and limitations are non-fundamental and apply to all Funds unless otherwise indicated:

1. Illiquid Securities. No Fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

2. Borrowing (Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund). No Fund may purchase securities if outstanding borrowings of money exceed 5% of its total assets, but this restriction does not apply to borrowings of money made in connection with reverse repurchase agreements. Neuberger Berman High Income Bond Fund does not currently intend to borrow for leveraging or investment.

Borrowing (Neuberger Berman Core Bond Fund). The Fund may not purchase securities if outstanding borrowings of money exceed 5% of its total assets.

Borrowing (Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund). No Fund may purchase securities if outstanding borrowings exceed 5% of its total assets, but this restriction does not apply to borrowings made in connection with reverse repurchase agreements.

3. Lending (Neuberger Berman Core Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund). Except for the purchase of debt securities and engaging in repurchase agreements, the Funds may not make any loans other than securities loans.

Lending (Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Strategic Income Fund). Except for the purchase of debt securities, loans, loan participations or other forms of direct debt instruments and engaging in repurchase agreements, the Funds may not make any loans other than securities loans.

4. Margin Transactions. No Fund may purchase securities on margin from brokers or other lenders, except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin posted as collateral in connection with derivatives transactions and short sales shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

5. Investments in Any One Issuer (Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Municipal Impact Fund). At the close of each quarter of each Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, Government securities (as defined for purposes of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”)), securities of other “regulated investment companies” (as defined in section 851(a) of the Code) (each, a “RIC”), and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or in the case of Neuberger Berman Emerging Markets Debt Fund (c) securities of one or more “qualified publicly traded partnerships” (as defined in the Code).

6. Geographic Concentration (Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund). The Fund will not invest 25% or more of its total assets in securities issued by governmental units located in any one state, territory, or possession of the United States (but this limitation does not apply to project notes backed by the full faith and credit of the United States).

7. Bonds and Other Debt Securities (Neuberger Berman Core Bond Fund and Neuberger Berman Short Duration Bond Fund). Each Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.

High-Yield Bonds (Neuberger Berman High Income Bond Fund). The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high-yield bonds (generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by Standard & Poor’s (“S&P”), Baa by Moody’s Investors Service (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, deemed by the portfolio managers to be of comparable quality) and other investment companies that provide investment exposure to such bonds. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.

Floating Rate Investments (Neuberger Berman Floating Rate Income Fund). The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating rate securities (including loans) and other investment companies that provide investment exposure to such floating rate securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.

Emerging Market Debt and Other Instruments (Neuberger Berman Emerging Markets Debt Fund). The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt and other instruments of issuers that are tied economically to emerging market countries and other investments that provide investment exposure to such debt instruments. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days’ notice to shareholders.

8. Investment by a Fund of Funds. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

For purposes of a Fund’s non-fundamental policy to invest at least 80% of its net assets in debt securities or debt instruments, as applicable, convertible debt securities are considered to be debt. A Fund currently considers preferred securities and contingent convertible securities to be either debt or equity based on the recommendation of an independent third party.

Senior Securities. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. Rule 18f-4, which became effective in August 2022, permits funds to engage in “derivatives transactions” as defined by that rule that would otherwise be subject to the restrictions of Section 18 of the 1940 Act on their issuance of “senior securities.” For information on Rule 18f-4, see “Additional Investment Information -- Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements” below.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, each of Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing, the income from which generally will be subject to federal, state, and local income taxes and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on certain other investments and debt securities in which Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund normally invest. These investments will produce taxable income for Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, and Neuberger Berman Municipal Intermediate Bond Fund and may produce after-tax yields that are lower than the tax-equivalent yields available on municipal securities at the time.

For temporary defensive purposes, or to manage cash pending investment or payout, Neuberger Berman Emerging Markets Debt Fund may invest up to 100% of its total assets in short-term foreign or U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, U.S. Government and Agency Securities, and repurchase agreements collateralized by the foregoing, the income from which generally will be subject to federal, state, and local income taxes and may adopt shorter than normal weighted average maturities or durations. Yields on these securities are generally lower than yields available on certain other investments and debt securities in which each Fund normally invests.

A Fund may also invest in such instruments to increase liquidity or to provide collateral to be segregated. These investments may prevent a Fund from achieving its investment objective.

In reliance on an SEC exemptive rule, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NBIA or an affiliate, under specified conditions. Among other things, the conditions preclude an investing Fund from paying a sales charge, as defined in rule 2830(b) of the NASD Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or a service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

Additional Investment Information

Unless otherwise indicated, the Funds may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations. However, the Funds may not buy all of the types of securities or use all of the investment techniques described below. In addition, certain securities and investment techniques may produce taxable income for the Funds. Each Fund’s principal investment strategies and the principal risks of each Fund’s principal investment strategies are discussed in the Prospectuses.

Pursuant to Rule 12d1-4 under the 1940 Act, each Fund may invest in both affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”), (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act and the rules and regulations thereunder. When a Fund invests in underlying funds, it is indirectly exposed to the investment practices of the underlying funds and, therefore, is subject to all the risks associated with the practices of the underlying funds. This SAI is not an offer to sell shares of any underlying fund. Shares of an underlying fund are sold only through the currently effective prospectus for that underlying fund. Unless otherwise noted herein, the investment practices and associated risks detailed below also include those to which a Fund indirectly may be exposed through its investment in an underlying fund. Unless otherwise noted herein, any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund through its investments in underlying funds.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund each may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to a Fund.

Banking and Savings Institution Securities. These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Funds invest typically are not covered by deposit insurance.

A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was passed, which significantly impacted the financial services industry, including more stringent regulation of depository institutions and their holding companies. Federal regulatory agencies are still implementing many of the Dodd-Frank Act’s provisions but increased regulation could impact the operations and profitability of depository institutions and their holding companies.

In addition, for Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign banks and foreign branches of U.S. banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Collateralized Loan Obligations. A Fund also may invest in collateralized loan obligations (“CLOs”), which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the 1933 Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of a Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a Fund’s Prospectus (such as interest rate risk and credit risk), CLOs carry risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect a Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments described elsewhere in this SAI.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid.

Commodities Related Investments. A Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of the shares of which relates directly to the value of physical commodities held by such an entity. As an investor in such an entity, a Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.

In addition, a Fund will not qualify as a RIC for any taxable year in which more than 10% of its gross income consists of “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income. A Fund’s investment in securities backed by, or in such entities that invest in, physical commodities would produce non-qualifying income, although investments in stock of a “controlled foreign corporation” that invests in physical commodities and annually distributes its net income and gains generally should not produce such income. To remain within the 10% limitation, a Fund may need to hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so. The availability of such measures does not guarantee that a Fund would be able to satisfy that limitation.

Exposure to physical commodities may subject a Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of a Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Policies and Limitations. For the Funds’ policies and limitations on commodities, see “Investment Policies and Limitations -- Commodities” above. In addition, a Fund does not intend to sell commodities related investments when doing so would cause it to fail to qualify as a RIC.

Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. The unique equity conversion or principal write-down features of CoCos are tailored to the issuer and its regulatory requirements. CoCos typically will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. One type of CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum required by regulations. Because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields (or no yields at all) and conversion would worsen the investor’s standing in the case of an issuer’s insolvency. Another type of CoCo has characteristics designed to absorb losses, where the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, in the event that losses have eroded the issuer’s capital levels to below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. In addition, CoCos may have no stated maturity and may have fully discretionary coupons that can potentially be cancelled at the issuer’s discretion or may be prohibited by the relevant regulatory authority from being paid in order to help the issuer absorb losses.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller capitalization companies whose stock prices may be more volatile than larger capitalization companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objectives.

Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations. Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Participations in debt instruments may involve a risk of insolvency of the selling bank. In addition, there may be fewer legal protections for owners of participation interests than for direct lenders. Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates. These interest rates will vary depending on the terms of the underlying loan and market conditions.

Loans, Loan Assignments, and Loan Participations. Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure. A Fund may invest in secured and unsecured loans.

A Fund may invest in direct debt instruments by direct investment as a lender, by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation interest in a loan that continues to be held by another institution. It also may be difficult for a Fund to obtain an accurate picture of a selling bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Direct Investments. When a Fund invests as an initial investor in a new loan, the investment is typically made at par value. Secondary purchases of loans may be made at a premium to par, at par, or at a discount to par. Therefore, a Fund’s return on a secondary investment may be lower, equal, or higher than if the Fund had made a direct investment. As an initial investor in a new loan, the Fund may be paid a commitment fee.

Assignments. When a Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests. A Fund’s rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. A Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, a Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a Fund would not likely have any rights against the borrower directly. In addition, a Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

Creditworthiness. A Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager will not rely solely on another lending institution’s credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund will acquire a participation interest only if the Manager determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Ratings. Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager.

Agents. Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral. Although most of the loans in which a Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while the Fund is holding it. There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender. In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

Some loans are unsecured. If the borrower defaults on an unsecured loan, a Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests.

Prepayment Risk and Maturity. Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders. Such prepayments may require a Fund to replace an investment with a lower yielding security which may have an adverse effect on a Fund’s share price. Prepayments cannot be predicted with accuracy. Floating rate loans can be less sensitive to prepayment risk, but a Fund’s net asset value (“NAV”) may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Fees and Expenses. A Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling, and holding loans. The fee component may include any, or a combination of, the following elements: assignment fees, arrangement fees, non-use fees, facility fees, letter of credit fees, and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing. In addition, a Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Leveraged Buy-Out Transactions. Loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans. A Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to a Fund. Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

Delayed draw term loans. A Fund may be obligated under the terms of the relevant loan documents to advance additional funds after the initial disbursement that it makes at the time of its investment. For example, the loan may not have been fully funded” at that time or the lenders may have ongoing commitments to make further advances up to a stated maximum. When a loan has been fully funded, however, repaid principal amounts normally may not be reborrowed. Interest accrues on the outstanding principal amount of the loan. The borrower normally may pay a fee during any commitment period.

Policies and Limitations. The Funds do not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.

Each Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require a Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, a Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

For purposes of determining its dollar-weighted average maturity or duration, each Fund calculates the remaining maturity or duration of loans on the basis of the stated life and payment schedule.

Distressed Securities. A Fund may invest in distressed securities, including loans, bonds and notes may involve a substantial degree of risk. Distressed securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy.

A Fund may invest in issuers of distressed securities that the Manager expects will make an exchange offer or will be the subject of a plan of reorganization that a Fund will receive new securities in return for the distressed securities. A significant period of time may pass between the time at which a Fund makes its investment in these distressed securities and the time that any exchange offer or plan of reorganization is completed and there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. During this period, it is unlikely that a Fund will receive any interest payments on the distressed securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent a Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished.

A Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by a Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Funds, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

In certain periods, there may be little or no liquidity in the markets for distressed securities or other instruments. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may be changing rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected.

Dollar Rolls. In a “dollar roll,” a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which a Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. The Manager monitors the creditworthiness of counterparties to dollar rolls.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings.

Equity Securities. A Fund may invest, to a limited extent, in equity securities, which may include common stocks, preferred stocks, convertible securities and warrants. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants.

To the extent a Fund invests in such securities, the value of securities held by the Fund will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, the stock markets can be volatile and stock prices can change substantially. Because some investors purchase equity securities with borrowed money, an increase in interest rates can cause a decline in equity prices. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect a Fund’s NAV per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Policies and Limitations.

Neuberger Berman Strategic Income Fund normally will not invest more than 10% of its total assets in rights, warrants or common stock.

ESG Policies and Limitations Risk. The Funds’ application of any ESG policies and limitations described below is designed and utilized to help identify companies that demonstrate the potential to create economic value or reduce risk; however as with the use of any investment criteria in selecting a portfolio, there is no guarantee that the criteria used by a Fund will result in the selection of issuers that will outperform other issuers, or help reduce risk in the portfolio. The use of the Funds’ ESG policies and limitations could also affect the Funds’ exposure to certain sectors or industries, and could impact a Fund’s investment performance depending on whether the ESG policies and limitations used are ultimately reflected in the market.

Policies and Limitations. Neuberger Berman Emerging Markets Debt Fund has adopted a policy to prohibit the initiation of new investments in securities issued by companies that, based on NBIA’s judgment, fall into the following categories: (i) controversial weapons (e.g., manufacture of anti-personnel mines, cluster weapons, depleted uranium, nuclear weapons, white phosphorus, biological and chemical weapons), (ii) documented use of child labor and (iii) tobacco companies, which are those that derive 10% or more of revenues from the manufacture of tobacco products. The policies outlined above do not apply to securities issued by foreign governments. Further, for securities issued by quasi-sovereign entities, the parent foreign government is not considered the issuer of the security. As part of its investment process and due to NBIA’s views on ESG factors being an important component in its credit risk analysis, Neuberger Berman Emerging Markets Debt Fund also screens foreign governments that issue sovereign securities in order to limit its exposure to those foreign governments that exhibit negative ESG factors relative to their existing weighting in the relevant benchmark. Specifically, the Neuberger Berman Emerging Markets Debt Fund team’s assessment seeks to screen sovereign issuers that fall into the following categories: (i) sovereign issuers which are ranked in the bottom decile and where the team has not identified any near-term and material improvement prospects, each based on its assessment and proprietary research; and (ii) sovereign issuers which are: (a) ranked in the bottom decile based on World Bank Worldwide Governance Indicators Rule of Law and Voice and Accountability ratings, or (b) where top officials have been sanctioned by the UN Security Council based on human rights violations, with no near-term improvement prospects as assessed by the Neuberger Berman Emerging Markets Debt Fund team.

Investments by the Funds in securities issued by companies that have more than 25% (10% for Neuberger Berman Emerging Markets Debt Fund) of revenue derived from thermal coal mining or are expanding new thermal coal power generation are subject to formal review and approval by Neuberger Berman’s Environmental, Social and Governance Committee before the initiation of any new investment positions in the securities of those companies.

Fixed Income Securities. Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of a Fund’s fixed income investments is likely to decline in times of rising market interest rates. Conversely, the value of a Fund’s fixed income investments is likely to rise in times of declining market interest rates. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. Odd lots may trade at lower prices than institutional round lots.

Call Risk. Some debt securities in which a Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, a Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, a Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities. A Fund may purchase securities rated by S&P, Moody’s, Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectuses for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate. Although the Funds may rely on the ratings of any NRSRO, the Funds refer primarily to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. A Fund may also invest in unrated securities that have been determined by the Manager to be comparable in quality to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Manager to be of comparable quality.

Investment Grade Debt Securities. Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay. If a security receives one rating in one of the four highest rating categories and another rating below the fourth highest rating category, it will be considered investment grade (except for Neuberger Berman High Income Bond Fund, which considers bonds rated below the fourth highest rating category by at least one NRSRO to be lower-rated debt securities).

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered to be speculative. See the risks described under “Lower-Rated Debt Securities” in this SAI.

Ratings Downgrades. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Fund.

In such a case, with respect to each of Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund, the Manager will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure that the Fund’s holdings of securities rated below investment grade will not exceed 15% or 20% of its net assets, respectively. With respect to Neuberger Berman Core Bond Fund, the Manager will consider whether to continue holding the security. However, under normal conditions, the Manager will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings of securities that are considered by the Fund to be below investment grade will not exceed 5% of its net assets for Neuberger Berman Core Bond Fund.

Duration and Maturity. Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

The Manager may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen a Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager, where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Foreign Securities (Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund). A Fund may invest in equity, debt, or other securities of foreign issuers and foreign branches of U.S. banks. These securities may be U.S. dollar denominated or denominated in or indexed to foreign currencies and may include (1) common and preferred stocks, (2) negotiable CDs, commercial paper, fixed time deposits, and bankers’ acceptances, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund’s rights as an investor. It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

Additionally, investing in foreign currency denominated securities involves the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of a Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs are receipts issued by a European bank evidencing its ownership of the underlying foreign securities and are often denominated in a foreign currency. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. IDRs are receipts typically issued by a foreign bank or trust company evidencing its ownership of the underlying foreign securities. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Securities of Issuers in Emerging Market Countries. The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Manager may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations. A Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, a Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Forward Foreign Currency Transactions.” After a Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Government regulation. The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing, financial reporting and corporate governance standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While a Fund will only invest in markets where these restrictions are considered acceptable by the Manager, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, a Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to a Fund, or a Fund may have to pay a premium to purchase those equity securities, due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers, market manipulation and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

Less developed securities markets. Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks. Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause a Fund to suffer a loss. A Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.

Investor information. A Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information, including the quality and reliability of such information, and different regulatory, accounting, auditing, financial reporting and recordkeeping standards. In such circumstances, the Manager will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, a Fund will not invest in such market or security.

Taxation. Taxation of dividends received, and net capital gains realized, by non-residents on securities issued in emerging market countries varies among those countries, and, in some cases, the applicable tax rate is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures than developed countries, and such laws and procedures may permit retroactive taxation so that a Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation and Enforcement. A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities. Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards. The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Risks of Variable Interest Entities. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as entities commonly referred to as variable interest entities (“VIEs”). In a typical VIE structure, the onshore Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure enables Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no legal equity ownership of the VIE, its contractual arrangements with the VIE permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through its contractual arrangements with the VIE and has no legal ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these contractual arrangements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value.

While the VIE structure has been widely adopted, it is not formally or legally recognized under Chinese law and therefore there is a risk that the Chinese government could restrict the effectiveness of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the contractual agreements involving the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a VIE to numerous sanctions such as penalties, revocation of business and operating licenses, invalidation or termination of contractual arrangements and/or forfeiture or non-recognition of ownership interest. In addition, the listed offshore entity’s benefits through its contractual arrangements over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE is deemed to breach the terms of the contractual arrangement (assuming the contractual arrangement is held to be valid under Chinese laws), is subject to legal proceedings or if any physical instruments for authenticating documentation by the VIE, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into the contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may limit or prohibit the ability of the offshore entity to receive the economic benefits of the Chinese-based operating company, which may cause the value of the Fund’s investment in the listed offshore entity to suffer a significant loss.

Sovereign Government and Supranational Debt. Investments in debt securities issued by foreign governments and their political subdivisions or agencies (“Sovereign Debt”) involve special risks. Sovereign Debt is subject to risks in addition to those relating to non-U.S. investments generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and a fund may have limited legal recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country’s trading partners or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.

Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Fund’s investments. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While NBIA endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Sovereign Debt may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter (“OTC”) secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.

Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the Treasury Department zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

Supranational entities may also issue debt securities. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Fund of Funds Structure. Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder. Pursuant to Rule 12d1-4, a Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

The Manager may be deemed to have a conflict of interest when determining whether to invest or maintain a Fund’s assets in affiliated underlying funds. The Manager would seek to mitigate this conflict of interest, however, by undertaking to waive a portion of fees it receives from affiliated underlying funds on the Fund’s assets invested in those affiliated underlying funds, as described below under “Voluntary Expense Limitations”.. The Manager and its affiliates may derive indirect benefits such as increased assets under management from investing Fund assets in an affiliated underlying fund, which benefits would not be present if investments were made in unaffiliated underlying funds. In addition, although the Manager will waive a portion of its fees as described below under “Voluntary Expense Limitations”,, the Fund will indirectly bear its pro rata share of an affiliated underlying fund’s other fees and expenses, and such fees and expenses may be paid to the Manager or its affiliates or a third party.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”). Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices. As described below, Financial Instruments may be used for “hedging” purposes, meaning that they may be used in an effort to offset a decline in value in a Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors. Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of a Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity or a narrowly based equity index) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Rule 18f-4 under the 1940 Act regulates the use of derivatives transactions as defined by that rule for certain funds registered under the 1940 Act (“Rule 18f-4”). Due to the way derivatives transactions are defined by Rule 18f-4, it includes transactions traditionally characterized as derivatives as well as certain transactions that have not been traditionally characterized as derivatives. Unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule, among other things, requires the Fund to establish a derivatives risk management program, comply with certain value-at-risk (“VAR”) based leverage limits, appoint a derivatives risk manager and provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 provides an exception for limited derivatives users, which Rule 18f-4 defines as any fund that limits its derivatives exposure to 10% of its net assets, excluding certain currency and interest rate hedging transactions. Limited derivatives users are exempt from Rule 18f-4’s requirements to comply with VAR-based limits, appoint a derivatives risk manager, and adopt a derivatives risk management program. A limited derivatives user must still adopt and implement policies and procedures reasonably designed to manage its derivatives risk.

Futures Contracts and Options on Futures Contracts. A Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to offset against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to offset against changes in prevailing currency exchange rates) or non-hedging purposes.

A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.

The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. A Fund may purchase futures contracts to fix what the Manager believes to be a favorable price for securities the Fund intends to purchase. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if a Fund had sold the underlying instrument. A Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, a Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions a Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases. Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument. In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being closed out before the expiration of the contract. A futures position is closed out by buying (to close out an earlier sale) or selling (to close out an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.

Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits a Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by a Fund.

For purposes of managing cash flow, a Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.

With respect to currency futures, a Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, if the Manager anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If the Manager anticipates that exchange rates for a particular currency will rise, a Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. A Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when the Manager anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by a Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions. Initial margin is the margin deposit made by a Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level. (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.) However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which a Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of a Fund’s creditworthiness. In computing its NAV, a Fund will mark to market the value of its open futures positions. A Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, a Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

A Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearing organization assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction. However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as a Fund — to meet the defaulting customer’s obligations. This is sometimes referred to as “fellow customer risk.” Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although a Fund believes that the use of futures contracts and options may benefit it, if the Manager’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses. In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV. In addition, a Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a collateral account.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades. A Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. A Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, a Fund writes only “covered” call options. A call option is “covered” if a Fund simultaneously holds an equivalent position in the security underlying the option. Portfolio securities on which a Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, a Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. A Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Funds will not do), but is capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that a Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When a Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date. A Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

Put Options on Securities. A Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which a Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When a Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. A Fund will receive a premium for writing a put option. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When a Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. A Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

Low Exercise Price Options. A Fund may use non-standard warrants, including low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. These securities are issued by banks and other financial institutions. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. By purchasing LEPOs, a Fund could incur losses because it would face many of the same types of risks as owning the underlying security directly. Additionally, LEPOs entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the LEPO may be unable or unwilling to make payments or to otherwise honor its obligations, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Fund wishes to sell it.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by a Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by a Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the OTC market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Fund and a counterparty, with no clearing organization guarantee. Thus, when a Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. Unless a Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, a Fund may be unable to liquidate its options position and the associated cover. The Manager monitors the creditworthiness of dealers with which a Fund may engage in OTC options transactions.

The premium a Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium a Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits a Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Fund will be able to effect closing transactions at favorable prices. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

A Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Additionally, volatility in the market for equity securities, which can impact a single stock or certain segments of stocks and can happen suddenly, can meaningfully increase the risk of loss associated with options.

Put and Call Options on Securities Indices and Other Financial Indices. A Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, a Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.

Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, a Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.

Options on Foreign Currencies. A Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. A Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio). A Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Forward Foreign Currency Transactions. A Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days in excess of two days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. A Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.

A Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). A Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by a Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, a Fund may enter into forward currency contracts for non-hedging purposes when the Manager anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Manager believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general increase or decrease in the value of the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would decline if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in the value of a hedge involving a forward currency contract to sell that foreign currency or a proxy-hedge involving a forward currency contract to sell a different foreign currency whose behavior is expected to resemble the behavior of the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or a proxy-hedge cannot protect against exchange rate risks perfectly and, if the Manager is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward currency contracts to protect the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. A Fund may experience delays in the settlement of its foreign currency transactions.

Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When a Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they may be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

A Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.

Swap Agreements. A Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities, interest rates or indices of equity securities in which the Fund otherwise could not invest efficiently).

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount. A swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Swap agreements are subject to liquidity risk, meaning that a Fund may be unable to sell a swap agreement to a third party at a favorable price. Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. The risks of swap agreements depend upon a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

The regulation of the U.S. and non-U.S. swaps markets has undergone substantial change in recent years. Although the CFTC released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions of Dodd-Frank Act are subject to further final rule making or phase-in periods, and thus their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swaps no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund might be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Fund engages in swaps also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Regulations adopted by the CFTC, SEC and banking regulators may require a Fund to post margin on OTC swaps, and exchanges will set minimum margin requirements for exchange-traded and cleared swaps. The prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under OTC swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into OTC swap agreements. The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, a Fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.

Separately, on December 8, 2020, the CFTC adopted regulations allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. An investment manager must abide by the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of a Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve. As of the date of this SAI, the banking regulators have not provided similar relief, although swaps dealers subject to a banking regulator are expected to act in a manner consistent with the relief provided by the CFTC.

Regulations adopted by the prudential regulators require certain banks to include in a range of financial contracts, including swap agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of swaps.

Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences. A Fund may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages or index of mortgages. In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, a Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund. In such an instance, a Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of a Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. A Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

Total Return Swaps. A Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market. A Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR or the Secured Overnight Financing Rate, known as SOFR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

TRS may effectively add leverage to a Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If a Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect a Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Currency Swaps. A currency swap involves the exchange by a Fund and another party of the cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. A Fund may enter into currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies). Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Equity Swaps. Equity swaps are contracts that allow one party to exchange the returns, including any dividend income, on an equity security or group of equity securities for another payment stream. Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. A Fund may enter into equity swaps. An equity swap may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Furthermore, equity swaps may be illiquid and a Fund may be unable to terminate its obligations when desired. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments a Fund receives as the seller of credit default protection.

Commodity-Linked Swaps. Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If a commodity swap is for one period, a Fund will pay a fixed fee, established at the outset of the swap. However, if the term of a commodity swap is more than one period, with interim swap payments, a Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR or SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Contracts for Differences. A Fund may purchase contracts for differences (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying instrument (e.g., a single security, stock basket or index). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The buyer and seller are both required to post margin, which is adjusted daily, and adverse market movements against the underlying instrument may require the buyer to make additional margin payments. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative.

A CFD can be set up to take either a short or long position on the underlying instrument and enables a Fund to potentially capture movements in the share prices of the underlying instrument without the need to own the underlying instrument. By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying instrument directly.

As with other types of swap transactions, CFDs also carry counterparty risk, which is the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract, that the parties to the transaction may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. If the counterparty were to do so, the value of the contract, and of a Fund’s shares, may be reduced.

Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Combined Transactions. A Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions based on the Manager’s judgment that the combined transactions will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Regulatory Limitations on Using Futures, Options on Futures, and Swaps. The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodities and Exchange Act, or if the registered investment company is marketed as a vehicle for obtaining exposure to such commodity interests.

As discussed in more detail below, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5, with respect to all of the Funds. To remain eligible for this exclusion, a Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

To qualify for the CFTC Rule 4.5 exclusion, a Fund is permitted to engage in unlimited “bona fide hedging” (as defined by the CFTC), but if a Fund uses commodity interests other than for bona fide hedging purposes, the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of non-bona fide hedging commodity interest positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to complying with these de minimis trading limitations, to qualify for the exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

A Fund may be exposed to commodity interests indirectly in excess of the de minimis trading limitations described above. Such exposure may result from a Fund’s investment in other investment vehicles, such as real estate investment trusts, collateralized loan obligations, collateralized debt obligations and other securitization vehicles that may invest directly in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The CFTC treats a fund as a commodity pool whether it invests in commodity interests directly or indirectly through its investments in underlying investment vehicles. The CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment vehicles to defer registering as a CPO or claiming the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of the calculation of the de minimis trading limitations in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”). Such guidance is expected to clarify how to calculate compliance with the de minimis trading limitations given a fund’s investments in underlying investment vehicles that may cause the fund to be deemed to be indirectly trading commodity interests. The Manager has filed the required notice to claim this no-action relief with respect to each Fund. In addition, the Manager has claimed an exclusion (under CFTC Regulation 4.5) from the CPO definition with respect to each Fund. As a result, at this time the Manager is not required to register as a CPO with respect to any Fund and need not generally comply with the regulatory requirements otherwise applicable to a registered CPO. Prior to the Deadline, however, the Manager will determine with respect to each Fund whether it must operate as a registered CPO or whether it can rely on an exemption or exclusion from the CPO definition. If the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager, in its management of that Fund, will comply with one of the two alternative de minimis trading limitations in that regulation. Complying with the de minimis trading limitations may restrict the Manager’s ability to use derivatives as part of a Fund’s investment strategies. Although the Manager believes that it will be able to execute each Fund’s investment strategies within the de minimis trading limitations, a Fund’s performance could be adversely affected. If the Manager determines that it cannot rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, then the Manager will serve as a registered CPO with respect to that Fund. CPO regulation would increase the regulatory requirements to which a Fund is subject and it is expected that it would increase costs for a Fund.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury Department issued a notice of final determination stating that foreign exchange forwards and foreign exchange swaps, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes. Thus, foreign exchange forwards and foreign exchange swaps are not deemed to be commodity interests. Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund may enter into foreign exchange forwards and foreign exchange swaps without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury Department determination, foreign exchange forwards and foreign exchange swaps (1) must be reported to swap data repositories, (2) may be subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities. In addition, for purposes of determining whether any Fund may be subject to initial margin requirements for uncleared swaps, the average daily aggregate notional amount of a foreign exchange forward or a foreign exchange swap must be included in the calculation of whether such Fund has a “material swaps exposure” as defined in the regulations.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, if the Manager determines that it can rely on the exclusion in CFTC Regulation 4.5 with respect to a Fund, the Fund will limit its investment in NDFs as discussed above.

The staff of the CFTC has issued guidance providing that, for purposes of determining compliance with CFTC Regulation 4.5, and the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are: (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of a Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that a Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.

A Fund’s use of Financial Instruments may be limited by the provisions of the Code and Treasury Department regulations with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, the Manager intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Fund’s underlying securities or currency. The Manager intends to reduce the risk that a Fund will be unable to close out Financial Instruments by entering into such transactions only if the Manager believes there will be an active and liquid secondary market.

Illiquid Securities. Generally, an illiquid security is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under Section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Manager determines they are liquid. Most such securities held by the Funds are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for a Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by a Fund may be subject to legal restrictions, which could be costly to the Fund.

Policies and Limitations. For the Funds’ policies and limitations on illiquid securities, see “Investment Policies and Limitations -- Illiquid Securities” above.

Indexed Securities. A Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities. Inflation-indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. A Fund may invest in inflation-indexed securities issued in any country. Two structures are common. The Treasury Department and some other issuers use a structure that accrues inflation into the principal value of the bond. Other issuers pay out the index based accruals as part of a semiannual coupon.

A Fund may invest in Treasury Department inflation-indexed securities, formerly called “U.S. Treasury Inflation Protected Securities” (“U.S. TIPS”), which are backed by the full faith and credit of the U.S. Government. The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the Bureau of Labor Statistics, which is part of the Labor Department. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on it than on a conventional bond. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate Treasury Department securities, the CPI-U would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate Treasury Department issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate Treasury Department securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate Treasury Department securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because a Fund must distribute substantially all of its net investment income (including non-cash income attributable to those principal value increases) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, a Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

The Treasury Department began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

Interfund Lending. Pursuant to an exemptive order issued by the SEC and corresponding compliance procedures adopted by the Board of Trustees, the Funds may lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Program, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceeded 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 331/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans would beis limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive relief application permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates or sell portfolio securities if an Interfund Loan is not available from another Fund. There can be no assurance than an Interfund Loan will be available to any Fund either as a borrower or lender. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investments by Funds of Funds or Other Large Shareholders. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs and affect the liquidity of a Fund’s portfolio. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate a Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of a Fund’s shares. A high volume of redemption requests can impact a Fund the same way as the transactions of a single shareholder with substantial investments.

Leverage. A Fund may engage in transactions that have the effect of leverage. Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in a Fund’s NAV. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of a Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when-issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.

Policies and Limitations. For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above. In addition, each Fund may borrow to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Fund’s investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, concerns have arisen regarding LIBOR’s viability as a benchmark, due to manipulation allegations dating from about 2012 and, subsequently, reduced activity in the financial markets that it measures. In 2017, the UK Financial Conduct Authority announced that after 2021 it would cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited (the “ICE”), the current administrator of LIBOR, ceased publishing most LIBOR maturities, including some U.S. dollar LIBOR maturities, on December 31, 2021, and the remaining and most liquid U.S. dollar LIBOR maturities will cease to be published after June 30, 2023. The FCA announced that it would compel the ICE to publish synthetic LIBOR values for certain maturities for U.S. dollar and Pounds Sterling ending either at the end of March or June 2023 or proposed to end at the end of September 2024 for certain U.S. dollar value of LIBOR. There is a risk that any of these LIBOR maturities may cease to be published before these dates.

Also in 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

The Federal Reserve Bank of New York began publishing SOFR in April, 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, while term SOFR for various maturities has begun to be adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation. Term SOFR rates for various maturities may not be available, recommended, or operationally feasible at the applicable benchmark replacement date.

Various financial industry groups have planned for the transition from LIBOR to SOFR or another new benchmark, but there are obstacles to converting certain longer term securities and transactions. Transition planning is ongoing, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023, could occur particularly with respect to synthetic values of LIBOR, or could occur throughout the transition period.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk” or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Manager.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

A Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P, Fitch, Inc., and Moody’s.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships (or similar entities, such as limited liability companies) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass-through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is different than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. For example, although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Policies and Limitations. Under certain circumstances, an MLP could be deemed an investment company. If that occurred, a Fund’s investment in the MLP’s securities would be limited by the 1940 Act. See “Securities of Other Investment Companies.”

Mortgage-Backed Securities. Mortgage-backed securities, including residential and commercial mortgage-backed securities, represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The Treasury Department has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the Treasury Department with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the Treasury Department and the FHFA to announce that the GSEs had been placed in conservatorship.

Since that time, the GSEs have received significant capital support through Treasury Department preferred stock purchases as well as Treasury Department and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the Treasury Department announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. However, no assurance can be given that the Federal Reserve, Treasury Department, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.

In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”) or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

In addition, the future of the GSEs is in serious question as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

The FHFA and the Treasury Department (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the Treasury Department amended its preferred stock purchase agreements to provide that the GSEs’ portfolios would be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target by December 31, 2018. Fannie Mae and Freddie Mac were below the $250 billion cap for year-end 2018. On December 21, 2017, a letter agreement between the Treasury and Fannie Mae and Freddie Mac changed the terms of the senior preferred stock certificates to permit the GSEs each to retain a $3 billion capital reserve, quarterly. Under the 2017 letter, each GSE paid a dividend to Treasury equal to the amount that its net worth exceeded $3 billion at the end of each quarter. On September 30, 2019, the Treasury and the FHFA, acting as conservator to Fannie Mae and Freddie Mac, announced amendments to the respective senior preferred stock certificates that will permit the GSEs to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 letter agreements. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, a Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Funds use an approach that the Manager believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of a Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. The Manager considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets a Fund’s investment quality standards. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. A Fund may buy mortgage-backed securities without insurance or guarantees, if the Manager determines that the securities meet the Fund’s quality standards. The Manager will, consistent with a Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

Policies and Limitations. A Fund may not purchase mortgage-backed securities that, in the Manager’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. A Fund determines the tax-exempt status of the interest on any issue of municipal obligations based on an opinion of the issuer’s bond counsel, which is not binding on the Internal Revenue Service (“Service”) or the courts, at the time the obligations are issued.

Municipal obligations include “general obligation” securities, which are backed by the full taxing power of the issuing governmental entity, and “revenue” securities, which are backed only by the income from a specific project, facility, or tax. Municipal obligations also include PABs, which are issued by or on behalf of public authorities to finance various privately operated facilities, and are generally supported only by revenue from those facilities, if any. They are not backed by the credit of any governmental or public authority. “Anticipation notes” are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.

The value of municipal obligations depends on the continuing payment of interest and principal when due by the issuers of the municipal obligations (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the obligations or insurers issuing insurance backing the obligations).

A Fund may purchase municipal securities that are fully or partially backed by entities providing credit support such as letters of credit, guarantees, or insurance. The credit quality of the entities that provide such credit support will affect the market values of those securities. The insurance feature of a municipal security guarantees the full and timely payment of interest and principal through the life of an insured obligation. The insurance feature does not, however, guarantee the market value of the insured obligation or the NAV of a Fund’s shares represented by such an insured obligation. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets a Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security. Certain significant providers of insurance for municipal securities can incur and, in the past have incurred, significant losses as a result of exposure to certain categories of investments, such as sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. Such losses can adversely impact the capital adequacy of these insurers and may call into question the insurers’ ability to fulfill their obligations under such insurance if they are called to do so, which could negatively affect a Fund. There are a limited number of providers of insurance for municipal securities and a Fund may have multiple investments covered by one insurer. Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in share price volatility for a Fund’s shares.

As with other fixed income securities, an increase in interest rates generally will reduce the value of a Fund’s investments in municipal obligations, whereas a decline in interest rates generally will increase that value.

Some municipal securities, including those in the high yield market, may include transfer restrictions (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or a Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities may experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are periodically undertaken that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

Unlike other types of investments, municipal obligations have traditionally not been subject to the registration requirements of the federal securities laws, although there have been proposals to provide for such registration. This lack of SEC regulation has adversely affected the quantity and quality of information available to the bond markets about issuers and their financial condition. The SEC has responded to the need for such information with Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires that underwriters must reasonably determine that an issuer of municipal securities undertakes in a written agreement for the benefit of the holders of such securities to file with a nationally recognized municipal securities information repository certain information regarding the financial condition of the issuer and material events relating to such securities. The SEC’s intent in adopting the Rule was to provide holders and potential holders of municipal securities with more adequate financial information concerning issuers of municipal securities. The Rule provides exemptions for issuances with a principal amount of less than $1,000,000 and certain privately placed issuances.

The federal bankruptcy statutes provide that, in certain circumstances, political subdivisions and authorities of states may initiate bankruptcy proceedings without prior notice to or consent of their creditors. These proceedings could result in material and adverse changes in the rights of holders of their obligations.

From time to time, federal legislation has affected the availability of municipal obligations for investment by a Fund. There can be no assurance that legislation adversely affecting the tax-exempt status of the interest on municipal obligations will not be enacted in the future. If that occurred, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, and Neuberger Berman Municipal Intermediate Bond Fund would reevaluate their investment objectives, policies and limitations.

In response to the national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest when due on their outstanding debt and may experience credit ratings downgrades on their debt. In addition, municipal securities backed by revenues from a project or specified assets may be adversely impacted by a municipality’s failure to collect the revenue.

The Service occasionally challenges the tax-exempt status of the interest on particular municipal securities. If the Service determined that interest earned on a municipal security a Fund held was taxable and the issuer thereof failed to overcome that determination, that interest would be taxable to the Fund, possibly retroactive to the time the Fund purchased the security.

Listed below are different types of municipal obligations:

General Obligation Bonds. A general obligation bond is backed by the governmental issuer’s pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

Revenue Bonds. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable “moral obligation” of a related governmental unit. Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

Most PABs are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public issuer or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

Municipal Lease Obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. A Fund will usually invest in municipal lease obligations through certificates of participation (“COPs”), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property. These obligations are distinguished from general obligation or revenue bonds in that they typically are not backed fully by the municipality’s credit, and their interest may become taxable if the lease is assigned. The lease subject to the transaction usually contains a “non-appropriation” clause. A non-appropriation clause states that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. Such termination would result in a significant loss to a Fund.

Municipal Notes. Municipal notes include the following:

1. Project notes are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development (“HUD”). Although the notes are primarily obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

2. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as property, income and sales taxes, and are payable from these future revenues.

3. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, including revenue made available under certain state aid funding programs. Such appropriation of revenue is generally accounted for in the state budgetary process.

4. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

5. Construction loan notes are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association).

6. Tax-exempt commercial paper is a short-term obligation issued by a state or local government or an agency thereof to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

7. Pre-refunded and “escrowed” municipal bonds are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (defined below). A Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

Yield and Price Characteristics of Municipal Obligations. Municipal obligations generally have the same yield and price characteristics as other debt securities. Yields depend on a variety of factors, including general conditions in the money and bond markets and, in the case of any particular securities issue, its amount, maturity, duration, and rating. Market prices of fixed income securities usually vary upward or downward in inverse relationship to market interest rates.

Municipal obligations with longer maturities or durations tend to produce higher yields. They are generally subject to potentially greater price fluctuations, and thus greater appreciation or depreciation in value, than obligations with shorter maturities or durations and lower yields. An increase in interest rates generally will reduce the value of a Fund’s investments, whereas a decline in interest rates generally will increase that value. The ability of a Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the municipal obligations in which the Fund invests (or, in the case of PABs, the revenues generated by the facility financed by the bonds or, in certain other instances, the provider of the credit facility backing the bonds) to pay interest and principal when due.

Participation Interests of Municipal Obligations. A Fund may purchase from banks participation interests in all or part of specific holdings of short-term municipal obligations. Each participation interest is backed by an irrevocable letter of credit issued by a selling bank determined by the Manager to be creditworthy. A Fund has the right to sell the participation interest back to the bank, usually after seven days’ notice, for the full principal amount of its participation, plus accrued interest, but only (1) to provide portfolio liquidity, (2) to maintain portfolio quality, or (3) to avoid losses when the underlying municipal obligations are in default. Although no Fund currently intends to acquire participation interests, each Fund reserves the right to do so in the future.

Policies and Limitations. Each of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund will not purchase a participation interest unless there is an opinion of counsel or a ruling of the Service that the interest the Fund will earn on the municipal obligations in which it holds the participation interest will be excludable from gross income for federal income tax purposes.

Purchases with a Standby Commitment to Repurchase. When a Fund purchases municipal obligations, it also may acquire a standby commitment obligating the seller to repurchase the obligations at an agreed upon price on a specified date or within a specified period. A standby commitment is the equivalent of a nontransferable “put” option held by a Fund that terminates if the Fund sells the obligations to a third party.

A Fund may enter into standby commitments only with banks and (if permitted under the 1940 Act) securities dealers determined to be creditworthy. A Fund’s ability to exercise a standby commitment depends on the ability of the bank or securities dealer to pay for the obligations on exercise of the commitment. If a bank or securities dealer defaults on its commitment to repurchase such obligations, a Fund may be unable to recover all or even part of any loss it may sustain from having to sell the obligations elsewhere.

Although no Fund currently intends to invest in standby commitments, each Fund reserves the right to do so in the future. By enabling a Fund to dispose of municipal obligations at a predetermined price prior to maturity, this investment technique allows a Fund to be fully invested while preserving the flexibility to make commitments for when-issued securities, take advantage of other buying opportunities, and meet redemptions.

Standby commitments are valued at zero in determining NAV. The maturity or duration of municipal obligations purchased by a Fund is not shortened by a standby commitment. Therefore, standby commitments do not affect the dollar-weighted average maturity or duration of a Fund’s investment portfolio.

Policies and Limitations. Each of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund will not invest in a standby commitment unless there is an opinion of counsel or a ruling of the Service that the interest the Fund will earn on the municipal obligations subject to the standby commitment will be excludable from gross income for federal income tax purposes.

No Fund will acquire standby commitments with a view to exercising them when the exercise price exceeds the current value of the underlying obligations; a Fund will do so only to facilitate portfolio liquidity.

Residual Interest Bonds. A Fund may purchase one component of a municipal security that is structured in two parts: A variable rate security and a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 35 days, while the residual interest bond holder receives the balance of the income less an auction fee. These instruments are also known as inverse floaters because the income received on the residual interest bond is inversely related to the market rates. The market prices of residual interest bonds are highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tender Option Bonds. Tender option bonds are fixed income instruments created when the Fund transfers municipal bonds to a special purpose vehicle, which is generally organized as a trust, created by a sponsor (usually a bank, broker-dealer, or other financial institution). In exchange for depositing municipal bonds into the trust, a Fund typically receives cash and a residual interest security (often referred to as an “inverse floater,” as described below) representing the difference between the cash received and the value of the deposited (or “underlying”) municipal bonds. The trust issues two classes of certificates with varying economic interests.

The first class of interests are floating rate certificates (commonly called “floaters”), which generally have a fixed principal amount representing a senior interest in the underlying municipal bonds. Floaters typically pay interest at a short-term floating rate that is usually reset weekly based on a specified index. Holders of the floaters typically receive interest on a tax-exempt basis. The floaters are designed to be eligible for investment by tax-exempt money market funds and other short-term institutional investors and generally have both short-term ratings (based upon the rating of the liquidity provider, generally the same entity sponsor of the trust or an affiliate of the sponsor) and long-term ratings (based upon the ratings of the municipal bonds deposited into the trust). The floaters typically grant the holders the option, at periodic intervals prior to maturity or upon the occurrence of specified events or conditions, to tender their securities to the issuer or its agent and receive the face value (or “par” value) thereof plus accrued interest. A remarketing agent for the trust is required to attempt to resell to new investors any floaters that are tendered for repurchase and if the remarketing is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

The second class of interests are residual income certificates (commonly called inverse floaters), which represent a residual, subordinate interest in the underlying municipal bonds. Inverse floaters pay interest at a rate based on the difference between the interest rate earned on the underlying municipal bonds and the interest rate paid on the floating rate certificates. As such, a Fund continues to earn all of the interest from the underlying municipal bond, less the amount of interest paid on the floaters and the expenses of the special purpose vehicle (e.g., payments to the sponsor and the liquidity provider and administrative and organizational costs). Holders of the inverse floaters typically receive interest on a tax-exempt basis.

A Fund may invest in inverse floaters to seek greater income and total return. The proceeds (generally cash) of the sale of the underlying municipal bond by a Fund remaining after it buys the inverse floater can be used for any purpose. A Fund typically uses the cash received from the transaction for investment purposes, which involves leverage risk. The value of, and income earned on, an inverse floater that has a higher degree of leverage (meaning it has a larger outstanding principal amount of related floaters relative to the par value of the underlying municipal bond) will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond, than the value of, and income earned on, an inverse floater that has a lower degree of leverage.

A Fund’s use of tender option bonds may reduce the Fund’s return and/or increase volatility. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. As such, investments in tender option bonds expose a Fund to counterparty risk. Because the principal amount of the floaters is fixed, any change in the market value of the underlying municipal bond will impact the value of the inverse floater. Additionally, during periods of rising rates, the market values of inverse floaters will tend to decline more quickly than the market values of fixed rate securities. Further, as short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may produce no current income). In certain instances, a Fund may enter into an agreement with the liquidity provider to reimburse the provider if it must contribute cash to the trust upon the occurrence of certain events, including mandatory tender events, which could reduce the Fund’s returns.

Under certain circumstances, the trust may be terminated or “collapsed” either by a Fund or upon the occurrence of certain adverse events, such as a downgrade in the credit quality of the underlying bond, the bankruptcy of a liquidity provider, or the inability of the remarketing agent to resell the floaters. Following such an event, the underlying municipal bond is generally sold for current market value and the proceeds are distributed, first to the holders of the floaters and then to the holder of the inverse floater (the Fund). The sale of the underlying municipal bond following such an event could be at an adverse price, which could result in a loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floater.

A Fund may purchase an inverse floater created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers underlying municipal bonds to a special purpose vehicle.

There is a risk that the Service might take the position that a Fund will not be considered the owner of tender option bonds in which it invests and thus will not be entitled to treat the interest thereon as exempt from federal income tax. Additionally, the federal income tax treatment of certain other aspects of a Fund’s investments in those bonds, including the proper treatment of the associated fees, is unclear. A Fund intends to manage its portfolio to eliminate or minimize any adverse impact from the federal income tax rules applicable to these investments.

Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Operational and Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers, and your ability to transact with the Funds, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Funds’ manager, distributor, fund accountants, custodian, transfer agent, sub-advisers (if applicable), and financial intermediaries), as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Funds and their shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions.

A Fund’s service providers may also be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their NAVs in a timely manner, including over a potentially extended period.

The occurrence of an operational or cybersecurity incident could result in regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and their Manager endeavor to determine that service providers have established risk management systems that seek to reduce these operational and cybersecurity risks, and business continuity plans in the event there is an incident, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the operational and cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds’ third party service providers or trading counterparties or any other service providers whose operations may affect a Fund or its shareholders.

Preferred Stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Private Companies and Pre-IPO Investments. Investments in private companies, including companies that have not yet issued securities publicly in an IPO (“Pre-IPO shares”) involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for a Fund to value. Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns. In addition, private companies may have limited financial resources and may be unable to meet their obligations. This could lead to bankruptcy or liquidation of such private company or the dilution or subordination of a Fund’s investment in such private company. Additionally, there is significantly less information available about private companies’ business models, quality of management, earnings growth potential and other criteria used to evaluate their investment prospects and the little public information available about such companies may not be reliable. Because financial reporting obligations for private companies are not as rigorous as public companies, it may be difficult to fully assess the rights and values of certain securities issued by private companies. A Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable. Although there is a potential for pre-IPO shares to increase in value if the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of a Fund’s investment to decrease significantly. Moreover, because securities issued by private companies are generally not freely or publicly tradable, a Fund may not have the opportunity to purchase or the ability to sell these shares in the amounts or at the prices the Fund desires. The private companies a Fund may invest in may not ever issue shares in an IPO and a liquid market for their pre-IPO shares may never develop, which may negatively affect the price at which the Fund can sell these shares and make it more difficult to sell these shares, which could also adversely affect the Fund’s liquidity. Furthermore, these investments may be subject to additional contractual restrictions on resale that would prevent the Fund from selling the company’s securities for a period of time following any IPO. A Fund’s investment in a private company’s securities will involve investing in restricted securities. See “Restricted Securities and Rule 144A Securities” for risks related to restricted securities. If a Fund invests in private companies or issuers, there is a possibility that NBIA may obtain access to material non-public information about an issuer of private placement securities, which may limit NBIA’s ability to sell such securities, could negatively impact NBIA’s ability to manage the Fund since NBIA may be required to sell other securities to meet redemptions, or could adversely impact a Fund’s performance.

Real Estate-Related Instruments. A Fund will not invest directly in real estate, but a Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject a Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs and mortgage REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in such REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Domestic REITs are also subject to the possibility of failing to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause a Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

Recent Market Conditions. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could continue to cause an increase in interest rates and/or negatively impact companies. It is difficult to accurately predict the pace at which interest rates might increase, or the timing, frequency or magnitude of any such increases in interest rates. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility or reduce liquidity across various markets. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, changes to some major international trade agreements, risks associated with the trade agreement between the United Kingdom and the European Union, and the risks associated with ongoing trade negotiations with China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, the current strength of the U.S. dollar may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Regulators in the U.S. have proposed a number of changes to regulations involving the markets and issuers, some of which implicate a Fund. While it is not currently known whether any of these regulations will be adopted, due to the current scope of regulations being proposed, any changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance.

Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the further decline of the value and liquidity of Russian securities and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The impact of any outbreak may last for an extended period of time.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries.

There is widespread concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation and international accords related to climate change may negatively impact certain issuers and/or industries.

A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR), which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York and federal legislation has been enacted to ease the transition from LIBOR, but there is no assurance whether such legislation will adequately address all issues or be subject to litigation.

Repurchase Agreements. In a repurchase agreement, a Fund purchases securities from a bank that is a member of the Federal Reserve System, from a foreign bank or from a U.S. branch or agency of a foreign bank, or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. The Manager monitors the creditworthiness of sellers. If a Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations. Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. No Fund may enter into a repurchase agreement with a maturity or demand of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Restricted Securities and Rule 144A Securities. A Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements. For the Funds’ policies and limitations on borrowing, see “Investment Policies and Limitations -- Borrowing” above.

Policies and Limitations. Rule 18f-4 under the 1940 Act, among other things, permits a fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings (subject to the asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to the requirements of Rule 18f-4. Accordingly, any reverse repurchase agreements treated as a borrowing will be considered borrowings for purposes of a Fund’s investment policies and limitations concerning borrowings. Any reverse repurchase agreements treated as a derivatives transaction as defined in Rule 18f-4 under the 1940 Act will be subject to the requirements of that rule.

Risks of Investments in China through Bond Connect Programs. There are significant risks inherent in investing through China’s Bond Connect Programs (“Bond Connect”), which allow eligible foreign investors to purchase certain China onshore financial instruments available from China’s interbank bond market. The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S. Bond Connect uses the trading infrastructure of both Hong Kong and China. If either one or both markets involved are closed on a day the Fund is open, the Fund may not be able to add to or exit a position on such a day, which could adversely affect the Fund’s performance. Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the Fund could sell, but could no longer purchase, such securities through Bond Connect. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The Hong Kong investor compensation funds, which are set up to protect against losses as a result of defaults of licensed intermediaries or authorized financial institutions in relation to trades of exchange-traded products in Hong Kong, do not apply to trades made through the Bond Connect which currently relates only to eligible China financial instruments including China interbank bonds. A Fund may not be able to participate in corporate actions for securities purchased through Bond Connect as a result of time zone differences and operational constraints, which could cause delays in the Fund’s receipt of distribution payments. Bond Connect trades are settled in onshore Renminbi (“CNY”) although the Chinese regulator has provided for settlement through CNY conversion and hedging through recognized Hong Kong banks (“FX Settlement Banks”) specifically for that Bond Connect activity. Since CNY is the only accepted form of settlement, the Fund must therefore have timely access to a supply of offshore Renminbi in Hong Kong, which cannot be guaranteed, or, alternatively, engage a FX Settlement Bank for settlement in other currencies followed by exchange into CNY or CNY conversion and hedging which may require additional time. The unavailability of a ready supply of accepted settlement currencies could subject the Fund to losses. Further, the foreign exchange conversion and hedging transactions must comply with a “genuine and reasonable” principle and solely for the purpose of the Bond Connect investment after which a similar amount is required to be converted back into foreign currency if it is not reinvested through the Bond Connect – this may result in additional risks along with additional costs.

Bond Connect is in its early stages and the actual effect on the market for trading fixed-income investments available from China’s interbank bond market with the introduction of large numbers of foreign investors is unknown. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In particular, since aspects of the settlement process for one of the principal Chinese bond clearinghouses, China Central Depository & Clearing Co., Ltd. (“CDCC”), are not automated, there may be an increased risk of settlement delays, errors and counterparty default.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are new and untested. Further, securities purchased via Bond Connect will be held by the Hong Kong Monetary Authority’s Central Moneymarkets Unit on behalf of ultimate investors via a book entry omnibus account in the books of a China-based custodian (typically, either the CDCC or the Shanghai Clearing House (“SCH”)). A Fund’s interest in securities purchased through Bond Connect will not be reflected directly in a book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian, and the Fund will be a beneficial owner, a concept that is relatively undeveloped in Chinese law. This recordkeeping system subjects a Fund to various additional risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian.

Further regulations, restrictions, interpretation or guidance, such as limitations on redemptions and availability of securities, may adversely impact Bond Connect. There can be no assurance that Bond Connect will not be restricted, suspended, or abolished. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges with respect to the Bond Connect program, including tax rules governing investments via Bond Connect, are uncertain or untested, and they may have a detrimental effect on a Fund’s investments and returns. With respect to tax treatment, investments via Bond Connect could result in unexpected tax liabilities for a Fund, and there is also some uncertainty around the tax treatment of payments such as interest payable to U.S. investors. Although the Chinese government announced that interest income received by eligible foreign investors in the Chinese financial instruments held by them through Bond Connect would be exempt from enterprise income tax and value-added tax until December 31, 2025, it is currently unknown if the Chinese government will extend the exemption beyond December 31, 2025. Although it is currently anticipated that such an extension is likely to occur, if an extension did not occur, it could result in tax liabilities for a Fund.

Risks of Reliance on Computer Programs or Codes. Many processes used in Fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes, some of which are created or maintained by the Manager or its affiliates and some of which are created or maintained by third parties. Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect a Fund’s operations or performance. Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful. The Funds have limited insight into the computer programs and processes of some service providers and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Sector Risk. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market. To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Communication Services Sector. The communication services sector, particularly telephone operating companies, are subject to both federal and state government regulations. Many telecommunications companies intensely compete for market share and can be impacted by technology changes within the sector such as the shift from wired to wireless communications. In September 2018, the communication services sector was redefined to also include media, entertainment and select internet-related companies. Media and entertainment companies can be subject to the risk that their content may not be purchased or subscribed to. Internet-related companies may be subject to greater regulatory oversight given increased cyberattack risk and privacy concerns. Additionally, internet-related companies may not achieve investor expectations for higher growth levels, which can result in stock price declines.

Consumer Discretionary Sector. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition, and consumer confidence. Success can depend heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products.

Consumer Staples Sector. The consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors, as well as the performance of the overall economy, interest rates, consumer confidence, and the cost of commodities. Regulations and policies of various domestic and foreign governments affect agricultural products as well as other consumer staples.

Energy Sector. The energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, energy conservation, the success of exploration projects, weather or meteorological events, and tax and other government regulations. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in pollution or other environmental damage claims. In addition, since the terrorist attacks in the United States on September 11, 2001, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure and production, transmission, and distribution facilities, might be future targets of terrorist activity. Further, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector.

Financials Sector. The financials sector is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.

Health Care Sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health care companies quickly can become obsolete. In addition, pharmaceutical companies and other companies in the health care sector can be significantly affected by patent expirations.

Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Information Technology Sector. The information technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established.

Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import and export controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in this sector also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Utilities Sector. The utilities sector can be significantly affected by government regulation, interest rate changes, financing difficulties, supply and demand of services or fuel, changes in taxation, natural resource conservation, intense competition, and commodity price fluctuations.

Securities Loans. A Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. A Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower. A Fund does not have the right to vote on securities while they are on loan. However, it is each Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. The Manager believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. A Fund may loan securities through third parties not affiliated with Neuberger Berman BD LLC (“Neuberger Berman”) that would act as agent to lend securities to principal borrowers.

Policies and Limitations. A Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. The Funds have authorized State Street Bank and Trust Company (“State Street”) to effect loans of available securities of the Funds with entities on State Street’s approved list of borrowers, which includes State Street and its affiliates. The Funds may obtain a list of these approved borrowers. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities. See the section entitled “Cash Management and Temporary Defensive Positions” for additional information on how a Fund may invest the collateral obtained from securities lending. A Fund does not count uninvested collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

The following tables show the dollar amounts of income and dollar amounts of fees and/or compensation paid, relating to the securities lending activities during the fiscal year ended October 31, 2022 for 4 of the Funds.

Emerging Markets Debt Fund
Gross income from securities lending activities	$1,448
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$132
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$117
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$249
Net income from securities lending activities	$1,199

High Income Bond Fund
Gross income from securities lending activities	$255,469
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$24,944
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$5,935
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$30,879
Net income from securities lending activities	$224,590

Short Duration Bond Fund
Gross income from securities lending activities	$8,467
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$824
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$197
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$1,021
Net income from securities lending activities	$7,446

Strategic Income Fund
Gross income from securities lending activities	$129,108
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$12,381
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$5,196
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees relating to the securities lending program that are not included in the revenue split	$0
Aggregate fees/compensation for securities lending activities	$17,577
Net income from securities lending activities	$111,531

Securities of ETFs and Other Exchange-Traded Investment Vehicles. A Fund may invest in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, a Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to a Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs. See “Securities of Other Investment Companies.”

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

A Fund also may effect short sales of exchange-traded investment vehicles and may purchase and sell options on shares of exchange-traded investment vehicles. If a Fund effects a short sale of an exchange-traded investment vehicle, it may take long positions in individual securities held by the exchange-traded investment vehicle to limit the potential loss in the event of an increase in the market price of the exchange-traded investment vehicle sold short.

Securities of Other Investment Companies. As indicated above, investments by a Fund in shares of other investment companies are subject to the limitations of the 1940 Act and the rules and regulations thereunder. However, pursuant to Rule 12d1-4, a Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the 1940 Act and the rules and regulations thereunder if the Fund complies with the adopted framework for fund of funds arrangements under the rule. A Fund may invest in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies (“BDCs”)) and unit investment trusts, that are consistent with its investment objectives and policies. Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment. When investing in the securities of other investment companies, a Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, a Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by a Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in a Fund’s Prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. As a result, BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their NAV, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts a Fund redeems from the money market fund (i.e., impose a liquidity fee).

Policies and Limitations. For cash management purposes, a Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Manager or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”

Otherwise, a Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate. However, a Fund may exceed these limits when investing in shares of an ETF, subject to the requirements under Rule 12d1-4. In addition, each Fund may exceed these limits when investing in shares of certain other investment companies, subject to the requirements under Rule 12d1-4. See “Fund of Funds Structure.”

Fund of fund arrangements must comply with the provisions of the 1940 Act, Rule 12d1-4, or another rule. Pursuant to Rule 12d1-4, a Fund is permitted to exceed the limits of Section 12 of the 1940 Act if the Fund complies with Rule 12d1-4’s conditions, including (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures.

Each Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Short Sales. A Fund may use short sales for hedging and non-hedging purposes. To effect a short sale, a Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, particularly in cases where the Fund is unable, for whatever reason, to close out its short position, since the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation.

A Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest a Fund is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the prices of the securities sold short and the securities being hedged.

A Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in a Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Fund.

Policies and Limitations. A Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators. Any short sale borrowing is defined as a derivatives transaction under Rule 18f-4 under the 1940 Act and will be subject to the requirements of that rule.

Special Purpose Acquisition Companies. A Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. More recently, SPACs have provided an opportunity for startups to go public without going through the traditional IPO process. This presents the risk that startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter. Since SPAC sponsors often stand to earn equity in the company if a deal is completed, SPAC sponsors may have a potential conflict of interest in completing a deal that may be unfavorable for other investors in the SPAC. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, sometimes including interest, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.

Stripped Mortgage Backed Securities (SMBS). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investments in illiquid securities.

Stripped Securities. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. Treasury Department securities that have been stripped by a Federal Reserve Bank are obligations issued by the Treasury Department.

Privately stripped government securities are created when a dealer deposits a Treasury Department security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the Treasury Department.

Structured Notes. A Fund may invest in structured notes, such as participatory notes, credit linked notes and securities (“CLNs”), exchange-traded notes (“ETNs”) and other related instruments. These instruments are notes where the principal and/or interest rate or value of the structured note is determined by reference to the performance of an underlying indicator. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators. The interest and/or principal payments that may be made on a structured note may vary widely, depending on a variety of factors, including the volatility of the underlying indicator. The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses. Issuers of structured notes can vary and may include corporations, banks, broker-dealers and limited purpose trusts or other vehicles. Structured notes may be exchange traded or traded OTC and privately negotiated.

Investments in structured notes involve many of the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. Structured notes may be considered hybrid instruments as they may exhibit features of both fixed income securities and derivatives. The return on a structured note that is linked to a particular underlying indicator that pays dividends generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the issuer of the structured note will not fulfill its contractual obligation to complete the transaction with a Fund. Structured notes constitute general unsecured contractual obligations of the issuer of the note and a Fund is relying on the creditworthiness of such issuer and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to a Fund’s percentage limitation on investments in illiquid securities.

CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the CLN trust.

A Fund may enter in CLNs to gain access to sovereign debt and securities in emerging markets, particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative.

A Fund’s investments in CLNs are subject to the risks associated with the underlying reference obligations and derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk, leverage risk and management risk.

Structured notes may also include exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated like other structured notes. ETN returns are based upon the performance of one or more underlying indicators and typically, no periodic coupon payments are distributed and no principal protections exists, even at maturity. ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until maturity, at which time the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. Because fees reduce the amount of return at maturity or upon redemption, if the value of the underlying indicator decreases or does not increase significantly, a Fund may receive less than the principal amount of its investment at maturity or upon redemption. In addition, the value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying indicator, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the underlying indicator. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Sukuk. Sukuk are financial certificates which are structured to comply with Shariah law and its investment principles, which prohibit the charging or payment of interest. Sukuk represent undivided shares in the ownership of tangible assets relating to a specific investment activity. The sukuk issuer, often a special purpose vehicle established to issue the sukuk, holds title to an asset or pool of assets. The sukuk represent an interest in that asset, so the income to the investor comes from a share in revenues generated from the asset, not from interest on the investor’s money. The sukuk investor’s investment in the sukuk does not represent a debt by the issuer of the underlying asset to the entity that issued the sukuk. The issuer of the sukuk agrees in advance to repurchase the sukuk from the investor on a certain date at a certain price.

As unsecured investments, sukuk are backed only by the credit of the issuing entity, which may be a special purpose vehicle that holds no other assets. They are thus subject to the risk that the issuer may not be able to repurchase the instrument at the agreed upon date for the agreed upon price, if at all. Furthermore, since the purchasers of sukuk are investors in the underlying asset, they are subject to the risk that the asset may not perform as expected, and the flow of income from the investments may be slower than expected or may cease altogether. In the event of default, the process may take longer to resolve than conventional bonds. Evolving interpretations of Islamic law by courts or prominent scholars may affect the free transferability of sukuk in ways that cannot now be foreseen. In that event, a Fund may be required to hold its sukuk for longer than intended, even if their condition is deteriorating.

While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult for a Fund to make an investment in or dispose of sukuk. Furthermore, the global sukuk market is significantly smaller than the conventional bond markets and restrictions imposed by the Shariah board of the issuing entity may limit the investable universe of the Fund. Although a Fund may invest in sukuk, other investments by the Fund, and the Fund as a whole, will not conform to Shariah law.

Terrorism Risks. The terrorist attacks in the United States on September 11, 2001, had a disruptive effect on the U.S. economy and financial markets. Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and financial markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Funds’ operations.

U.S. Government and Agency Securities. “U.S. Government Securities” are obligations of the Treasury Department backed by the full faith and credit of the United States. During times of market turbulence, investors may turn to the safety of securities issued or guaranteed by the Treasury Department, causing the prices of these securities to rise and their yields to decline. As a result of this and other market influences, yields of short-term Treasury Department debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the Treasury Department, subject to the Treasury Department’s discretion in certain cases, or only by the credit of the issuer. Accordingly, there is at least a possibility of default. U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities. (See “Mortgage-Backed Securities” above.) The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury Department. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the Treasury Department at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than that of Treasury Department bills with comparable maturities.

Policies and Limitations. Under normal circumstances, each of Neuberger Berman Floating Rate Income Fund and Neuberger Berman High Income Bond Fund may invest up to 20% of its total assets in U.S. Government and Agency Securities.

Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund have no specific limits or requirements relating to the amount of assets invested in U.S. Government and Agency Securities; however, each of these Funds must invest according to its investment objective and policies.

Variable or Floating Rate Securities; Demand and Put Features. Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular bank’s prime rate, the 90-day Treasury Department Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. Without these credit enhancements, some Adjustable Rate Securities might not meet a Fund’s quality standards. Accordingly, in purchasing these securities, a Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. A Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. A Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

Policies and Limitations. No Fund may invest more than 5% of its total assets in securities backed by credit instruments from any one issuer or by insurance from any one insurer. For purposes of this limitation, each Fund excludes securities that do not rely on the credit instrument or insurance for their ratings, i.e., stand on their own credit. For purposes of determining its dollar-weighted average maturity, a Fund calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7. In calculating its dollar-weighted average maturity and duration, a Fund is permitted to treat certain Adjustable Rate Securities as maturing on a date prior to the date on which the final repayment of principal must unconditionally be made. In applying such maturity shortening devices, the Manager considers whether the interest rate reset is expected to cause the security to trade at approximately its par value.

Warrants and Rights. Warrants and rights may be acquired by a Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide a Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because the value of a warrant or right is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that the value of a warrant or right does not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that a Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Policies and Limitations.

Neuberger Berman Strategic Income Fund normally will not invest more than 10% of its total assets in rights, warrants or common stock.

When-Issued and Delayed-Delivery Securities and Forward Commitments. A Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily within two months, although a Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities, such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed-delivery purchases and forward commitment transactions enable a Fund to “lock in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued, delayed-delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When-issued, delayed-delivery and forward commitment transactions are subject to the risk that the counterparty may fail to complete the purchase or sale of the security. If this occurs, a Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, a Fund will enter into transactions with established counterparties and the Manager will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed-delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities. Because a Fund has not yet paid for the securities, this produces an effect similar to leverage. A Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because a Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed-delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in that Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s NAV as long as the commitment to sell remains in effect.

When-issued, delayed-delivery and forward commitment transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

A Fund will purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it has been entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions. Depending on the terms of the when-issued, delayed-delivery and forward commitment transactions, these transactions may meet the definition of a derivatives transaction under Rule 18f-4 under the 1940 Act and, if they do, they will be subject to the requirements of that rule.

Each Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

Zero Coupon Securities, Step Coupon Securities, Pay-in-Kind Securities and Discount Obligations. A Fund may invest in zero coupon securities, step coupon securities and pay-in-kind securities. These do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. A Fund may also acquire certain debt securities at a discount. These discount obligations involve special risk considerations. Zero coupon securities and step coupon securities are debt obligations that are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

Zero coupon securities and step coupon securities are redeemed at face value when they mature. Accrued OID must be included in a Fund’s gross income for federal tax purposes ratably each taxable year prior to the receipt of any actual payments. Pay-in-kind securities pay “interest” through the issuance of additional securities.

Because each Fund must distribute substantially all of its net investment income (including non-cash income attributable to OID and “interest” on pay-in-kind securities) and net realized gains to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information – Taxation of the Funds.”

The market prices of zero coupon securities, step coupon securities, pay-in-kind securities and discount obligations generally are more volatile than the prices of securities that pay cash interest periodically. Those securities and obligations are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

PERFORMANCE INFORMATION

Each Fund’s performance figures are based on historical results and are not intended to indicate future performance. The yield and total return of each Fund will vary. The share price of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor’s original cost.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the Fund Trustees and Officers of the Trust. All persons named as Fund Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. A Fund Trustee who is not an “interested person” of NBIA (including its affiliates) or the Trust is deemed to be an independent Fund Trustee (“Independent Fund Trustee”).

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	49	Member of Advisory Board, Burke Neurological Institute, since 2021; Parish Councilor, St. Pius X, since 2021; formerly, Director, America Press, Inc. (not-for-profit Jesuit publisher), 2015 to 2021; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor Emeritus, The Jewish Theological Seminary, since 2020; formerly, Executive Vice Chancellor and Chief Operating Officer, The Jewish Theological Seminary, 2012 to 2020; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	49	Chair and Director, USCJ Supporting Foundation, since 2021; Director, UJA Federation of Greater New York, since 2019; Trustee, The Jewish Theological Seminary, since 2015; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Legility, Inc. (privately held for-profit company), 2012 to 2021; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.
Martha Clark Goss (1949)	Trustee since 2007	Formerly, President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), 2006 to 2020; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.	49	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; formerly, Director, Berger Group Holdings, Inc. (engineering consulting firm), 2013 to 2018; formerly, Director, Financial Women’s Association of New York (not-for-profit association), 1987 to 1996 and 2003 to 2019; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Foster Wheeler Manufacturing, 1994 to 2004; formerly, Director, Dexter Corp., (Manufacturer of Non-Wovens, Plastics, and Medical Supplies), 1992 to 2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	49	Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.
Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	49	Board Member, The Maritime Aquarium at Norwalk, since 2020; Board Member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	49	Director, 1WS Credit Income Fund; Chair, Audit Committee, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	49	Trustee, University of Maryland, Shore Regional Health System, since 2020; formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	49	Director, Fortinet (cybersecurity), since 2021; Director, Ankura, since 2020; Director, Vigor Shipyard, since 2019; Director, Rockefeller Foundation, since 2018; Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Onassis Foundation, since 2014; Director, Michael Baker International (construction) since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, BMC Software Federal, LLC, 2014 to 2019; formerly, Director, U.S. Naval Institute, 2014 to 2019; formerly, Director, Navy Federal Credit Union, 2000 to 2002.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served (2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.	49	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)	Pursuant to the Trust’s Amended and Restated Trust Instrument, (“Trust Instrument”) subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*	Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018	Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President, T. Rowe Price Group, Inc., 2018; formerly, Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; formerly, Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC, 2009 to 2014; formerly, Secretary, PNC Funds and PNC Advantage Funds, 2010 to 2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	General Counsel — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; formerly, Counsel, 2007 to 2015; formerly, Senior Vice President, 2013 to 2016; formerly, Vice President, 2009 to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005	Managing Director, Neuberger Berman, since 2022; Senior Vice President, Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address (1)	Position(s) and Length of Time Served (2)	Principal Occupation(s) (3)
Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2018	Senior Vice President and Associate General Counsel, Neuberger Berman, since July 2018; Assistant United States Attorney, Southern District of New York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.

(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

The Board of Trustees

The Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and reviews and approves each Fund’s investment advisory and sub-advisory contracts and other principal contracts.

The Board has appointed an Independent Fund Trustee to serve in the role of Chairman of the Board. The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation as Chair does not impose on such Independent Fund Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management. The Independent Fund Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Fund Trustees, the range of experience represented on the Board, and the Board’s responsibilities.

Additional Information About Fund Trustees

In choosing each Fund Trustee to serve, the Board was generally aware of each Fund Trustee’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Fund Trustee, his or her demonstrated willingness to take an independent and questioning stance toward management. Each Fund Trustee also now has considerable familiarity with the Trust and each Fund of the Trust, their investment manager, sub-advisers, administrator and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors, and in the case of each Trustee who has served on the Board over multiple years, as a result of his or her substantial prior service as a Trustee of the Trust. No particular qualification, experience or background establishes the basis for any Fund Trustee’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Fund Trustee, the following provides further information about the qualifications and experience of each Fund Trustee.

Independent Fund Trustees

Michael J. Cosgrove: Mr. Cosgrove is President of an asset management consulting firm. He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Trustee for multiple years.

Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm. He has served as a member of the boards of various profit and not-for-profit organizations. He formerly served as the executive vice chancellor and COO of a religious seminary where he oversaw the seminary’s institutional budget. He has served as a Fund Trustee for multiple years.

Martha Clark Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company. She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank. She has experience managing a personal investment vehicle. She has served as a member of the boards of various profit and not-for-profit organizations, including five NYSE listed companies, and a university. She has served as a Fund Trustee for multiple years.

Michael M. Knetter: Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation. He also has responsibility for overseeing management of the university’s endowment. He has academic experience as a professor of international economics. He has served as a member of the boards of various public companies and another mutual fund. He has served as a Fund Trustee for multiple years.

Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Trustee for multiple years.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served on the board of another mutual fund complex. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. He has served as a Fund Trustee for multiple years.

Tom D. Seip: Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage. He has experience as director of an asset management company. He has experience in management of a private investment partnership. He has served as a Fund Trustee for multiple years and as Independent Chair and/or Lead Independent Trustee of the Board.

James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy. He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command. He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Trustee for multiple years.

Fund Trustees who are “Interested Persons”

Joseph V. Amato: Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm. Effective July 1, 2018, Mr. Amato serves as Managing Director of Neuberger Berman and President–Mutual Funds of NBIA. He also serves as Neuberger Berman’s Chief Investment Officer for equity investments. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a major university business school. He has served as a trustee for the Neuberger Berman fund complex for multiple years.

Information About Committees

The Board has established several standing committees to oversee particular aspects of the Funds’ management. The standing committees of the Board are described below.

Audit Committee. The Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Funds and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment by the Board, the engagement of the Funds’ independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent registered public accounting firm; (e) to act as a liaison between the Funds’ independent registered public accounting firm and the full Board; (f) to oversee the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management (including management’s internal Valuation Committee) about the issuer, current market conditions, and other material factors (“Pricing Policy”); (g) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Policy proposed by management, counsel, the auditors, the Committee itself or others; and (h) to oversee fair value determinations performed by the Manager as the Funds’ valuation designee and, in connection therewith, to receive and review the reports and notifications required to be provided by the valuation designee pursuant to Rule 2a-5 under the 1940 Act and to request such information from the valuation designee as the Committee deems necessary to oversee the performance of fair valuation determinations by the valuation designee. Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), and Deborah C. McLean. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2022, the Committee met 7 times.

Contract Review Committee. The Contract Review Committee is responsible for reviewing and making recommendations to the Board regarding whether to approve or renew the Trust’s principal contractual arrangements, Rule 12b-1 plans, and such other agreements or plans involving the Trust as the Board determines from time to time. The Contract Review Committee oversees and guides the process by which the Independent Trustees annually consider whether to approve or renew such contracts and plans. Its members are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair) and Michael J. Cosgrove. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2022, the Committee met 5 times.

Ethics and Compliance Committee. The Ethics and Compliance Committee generally: (a) coordinates the Board’s oversight of the Trust’s Chief Compliance Officer (“CCO”) in connection with the implementation of the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) oversees the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; (c) considers and evaluates management’s framework for identifying, prioritizing, and managing compliance risks; (d) oversees arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which a Fund deals with the manager or any affiliate of the manager as principal or agent; (e) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (f) considers and evaluates management’s reports regarding internal audit reviews involving compliance matters; payments made to third-party intermediaries; and proxy voting policies, guidelines and procedures. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee) or to the Board as a whole. The Committee’s primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator, custodian and transfer agent, as applicable (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Funds. The CCO is responsible for administering each Fund’s compliance program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are Marc Gary (Chair), James G. Stavridis (Vice Chair), Michael M. Knetter, and Tom D. Seip. All members are Independent Fund Trustees. During the fiscal year ended October 31, 2022, the Committee met 4 times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, NBIA and NBEL.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Delaware law. Its members are Joseph V. Amato (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members, except for Mr. Amato, are Independent Fund Trustees. During the fiscal year ended October 31, 2022, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Fund Trustees. Its members are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Fund Trustees. The selection and nomination of candidates to serve as independent trustees is committed to the discretion of the current Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Income Funds, 1290 Avenue of the Americas, New York, NY 10104. During the fiscal year ended October 31, 2022, the Committee met 4 times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Each Fund Trustee is a member of the Committee. Michael M. Knetter and Deborah C. McLean are the Chair and the Vice Chair, respectively, of the Committee. All members, except for Mr. Amato, are Independent Fund Trustees. During the fiscal year ended October 31, 2022, the Committee met 4 times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Funds in the interests of shareholders, the Board oversees risk management of the Funds’ administration and operations. The Board views risk management as an important responsibility of management.

A Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the overall supervision of the Board, the Funds, the Funds’ investment manager, a Fund’s sub-adviser (as applicable), and the affiliates of the investment manager and the sub-adviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure. The various committees, as appropriate, and/or, at times, the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the Chief Compliance Officer, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the heads of Internal Audit, and the Funds’ independent auditor. The committees or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Fund Trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Compensation and Indemnification

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.

Effective January 1, 2022, for serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee and any Fund Trustee who is an “interested person” of the Trust but who is not an employee of NBIA or its affiliates receives an annual retainer of $180,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee, the Chair of the Contract Review Committee, and Chair of the Closed-End Fund Committee (effective January 1, 2023) receive $25,000 per year and each Chair of the other Committees receives $15,000 per year, with the exception of the Chair of the Executive Committee who receives no additional compensation for this role. No additional compensation is provided for service on a Board committee. The Chair of the Board who is also an Independent Fund Trustee receives an additional $70,000 per year.

The Neuberger Berman Funds reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board finds reasonable.

The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

TABLE OF COMPENSATION
FOR FISCAL YEAR ENDED 10/31/2022

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Fund Trustees
Independent Fund Trustees
Michael J. Cosgrove Trustee	$47,336	$255,000
Marc Gary Trustee	$46,407	$250,000
Martha C. Goss Trustee	$46,407	$250,000
Michael M. Knetter Trustee	$46,407	$250,000
Deborah C. McLean Trustee	$48,026	$258,750
George W. Morriss Trustee	$47,336	$255,000
Tom D. Seip Chairman of the Board and Trustee	$55,666	$300,000
James G. Stavridis Trustee	$43,621	$235,000
Peter P. Trapp Trustee[1]	$10,532	$55,000
Fund Trustees who are “Interested Persons”
Joseph V. Amato President, Chief Executive Officer and Trustee	$0	$0

[1]	Mr. Trapp retired from his position as Trustee effective December 31, 2021.

Ownership of Equity Securities by the Fund Trustees

The following table sets forth the dollar range of securities owned by each Fund Trustee in each Fund as of December 31, 2022.

	Core Bond	Emerging Markets Debt	Floating Rate Income	High Income Bond	Municipal High Income	Municipal Impact	Municipal Intermediate Bond	Short Duration Bond	Strategic Income
Independent Fund Trustees
Michael J. Cosgrove	A	A	A	A	A	A	A	A	B
Marc Gary	A	A	A	A	A	A	A	A	A
Martha C. Goss	A	A	A	A	A	A	A	A	A
Michael M. Knetter	A	A	A	A	A	A	A	A	A
Deborah C. McLean	A	A	A	A	A	A	A	A	A
George W. Morriss	A	A	A	A	A	A	A	A	A
Tom D. Seip	A	A	A	A	A	A	A	A	A
James G. Stavridis	C	A	A	B	A	A	A	A	B
Fund Trustees who are “Interested Persons”
Joseph V. Amato	A	A	A	E	A	A	A	A	A

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

The following table sets forth the aggregate dollar range of securities owned by each Fund Trustee in all the funds in the fund family overseen by the Fund Trustee, valued as of December 31, 2022.

Name of Fund Trustee	Aggregate Dollar Range of Equity Securities Held in all Registered Investment Companies Overseen by Fund Trustee in Family of Investment Companies
Independent Fund Trustees
Michael J. Cosgrove	E
Marc Gary	E
Martha C. Goss	E
Michael M. Knetter	E
Deborah C. McLean	E
George W. Morriss	E
Tom D. Seip	E
James G. Stavridis	E
Fund Trustees who are “Interested Persons”
Joseph V. Amato	E

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

As of January 31, 2023, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Class of each Fund.

Independent Fund Trustees’ Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NBIA serves as the investment manager to each Fund pursuant to management agreements with the Trust, one for Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund dated May 4, 2009, and one for Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund dated May 4, 2009 (each a “Management Agreement” and collectively, the “Management Agreements”).

Each Management Agreement provides, in substance, that NBIA will make and implement investment decisions for each Fund in its discretion and will continuously develop an investment program for each Fund’s assets. Each Management Agreement permits NBIA to effect securities transactions on behalf of each Fund through associated persons of NBIA. Each Management Agreement also specifically permits NBIA to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Funds.

NBIA provides to each Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NBIA pays all salaries, expenses, and fees of the officers, trustees and employees of the Trust who are officers, directors, or employees of NBIA. One director of NBIA, who also serves as an officer of NBIA, presently serves as a Fund Trustee and/or officer of the Trust. See “Trustees and Officers.” Each Fund pays NBIA a management fee based on the Fund’s average daily net assets, as described below.

NBIA engages NBEL as sub-adviser to Neuberger Berman Emerging Markets Debt Fund to choose the Fund’s investments and handle its day-to-day investment business. See “Sub-Adviser” below.

NBIA also provides facilities, services, and personnel as well as accounting, record keeping and other services to each Fund pursuant to nine administration agreements with the Trust, one for the Investor Class dated May 4, 2009, one for the Trust Class of Neuberger Berman Short Duration Bond Fund dated May 4, 2009, one for the Institutional Class dated May 4, 2009, one for the Trust Class of Neuberger Berman Strategic Income Fund dated May 4, 2009, one for Class A dated May 4, 2009, one for Class C dated May 4, 2009, one for Class R3 dated May 15, 2009, one for Class R6 dated March 14, 2013, and one for Class E dated July 2, 2021 (each an “Administration Agreement” and collectively, the “Administration Agreements”). For such administrative services, each Class of a Fund pays NBIA a fee based on the Class’s average daily net assets, as described below.

Under each Administration Agreement, NBIA provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third party investment providers. NBIA provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NBIA or the third party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

The services provided by NBIA under the Management Agreements and Administration Agreements include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Funds, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. These services also include, among other things: (i) coordinating and overseeing all matters relating to the operation of the Funds, including overseeing the shareholder servicing agent, custodian, accounting services agent, independent auditors, legal counsel and other agents and contractors engaged by the Funds; (ii) assuring that all financial, accounting and other records required to be prepared and preserved by each Fund are prepared and preserved by it or on its behalf in accordance with applicable laws and regulations; (iii) assisting in the preparation of all periodic reports by the Funds to shareholders; (iv) assisting in the preparation of all reports and filings required to maintain the registration and qualification of each Fund and its shares, or to meet other regulatory or tax requirements applicable to the Fund under federal and state securities and tax laws; and (v) furnishing such office space, office equipment and office facilities as are adequate for the needs of the Funds.

NBIA also plays an active role in the daily pricing of Fund shares, provides information to the Board necessary to its oversight of certain valuation functions, and annually conducts due diligence on the outside independent pricing services. NBIA prepares reports and other materials necessary and appropriate for the Board’s ongoing oversight of each Fund and its service providers; prepares an extensive report in connection with the Board’s annual review of the Management Agreement, Sub-Advisory Agreement, Distribution Agreements and Rule 12b-1 Plans and, in connection therewith, gathers and synthesizes materials from the Subadviser; and monitors the Subadviser’s implementation of its compliance program and code of ethics as they relate to the applicable Funds.

Each Management Agreement continues until October 31, 2023. Each Management Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund. Each Administration Agreement continues until October 31, 2023. Each Administration Agreement is renewable thereafter from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund.

Each Management Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days’ written notice either by the Trust or by NBIA. Each Agreement terminates automatically if it is assigned.

From time to time, NBIA or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate NAV of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

NBIA may engage one or more of foreign affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Funds, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The designated employees of a participating affiliate act for NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Funds will pay no additional fees and expenses as a result of any such arrangements. NBEL, Neuberger Berman Singapore Pte. Limited and Neuberger Berman Asset Management Ireland Limited are considered participating affiliates of NBIA pursuant to applicable regulatory guidance.

Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NBIA and the Funds intend to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NBIA or a Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Funds or their shareholders adversely.

From time to time, NBIA or its affiliates may invest “seed” capital in a Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale and may be withdrawn, in whole or in part, at such time as NBIA or its affiliates determine to be appropriate. NBIA and its affiliates may, from time to time, hedge some or all of the investment exposure of the seed capital invested in the Fund.

Management and Administration Fees

For investment management services, Neuberger Berman Core Bond Fund pays NBIA a fee at the annual rate of 0.18% of the first $2 billion of the Fund’s average daily net assets and 0.15% of average daily net assets in excess of $2 billion. Prior to January 15, 2020, for investment management services, Neuberger Berman Core Bond Fund paid NBIA a fee at the annual rate of 0.25% of the first $500 million of the Fund’s average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

For investment management services, Neuberger Berman Emerging Markets Debt Fund pays NBIA a fee at the annual rate of 0.55% of average daily net assets.

For investment management services, Neuberger Berman Floating Rate Income Fund pays NBIA a fee at the annual rate of 0.40% of average daily net assets. Prior to January 15, 2021, for investment management services, Neuberger Berman Floating Rate Income Fund paid NBIA a fee at the annual rate of 0.50% of average daily net assets.

For investment management services, Neuberger Berman High Income Bond Fund pays NBIA a fee at the annual rate of 0.48% of average daily net assets.

For investment management services, Neuberger Berman Municipal High Income Fund pays NBIA a fee at the annual rate of 0.400% of the first $500 million of the Fund’s average daily net assets, 0.375% of the next $500 million, 0.350% of the next $500 million, 0.325% of the next $500 million, and 0.300% of average daily net assets in excess of $2 billion.

For investment management services, Neuberger Berman Municipal Impact Fund pays NBIA a fee at the annual rate of 0.25% of the first $500 million of the Fund’s average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

For investment management services, Neuberger Berman Municipal Intermediate Bond Fund pays NBIA a fee at the annual rate of 0.14% of the Fund’s average daily net assets. Prior to September 12, 2019, for investment management services, Neuberger Berman Municipal Intermediate Bond Fund paid NBIA a fee at the annual rate of 0.23% of the first $500 million of the Fund’s average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million and 0.15% of average daily net assets in excess of $2 billion.

For investment management services, Neuberger Berman Short Duration Bond Fund pays NBIA a fee at the annual rate of 0.17% of the first $2 billion of the Fund’s average daily net assets and 0.15% in excess of $2 billion. Prior to February 28, 2020, Neuberger Berman Short Duration Bond Fund paid NBIA a fee at the annual rate of 0.20% of the first $1.5 billion of the Fund’s average daily net assets, 0.175% of the next $500 million, and 0.150% of average daily net assets in excess of $2 billion.

For investment management services, Neuberger Berman Strategic Income Fund pays NBIA a fee at the annual rate of 0.40% of the Fund’s average daily net assets.

Investor Class. For administrative services, the Investor Class of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund each pays NBIA a fee at the annual rate of 0.27% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services. (For the Investor Class of Neuberger Berman Core Bond Fund, a portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by this Class of the Fund; see “Distribution Arrangements” below.)

The Investor Class of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2022, 2021, and 2020:

Investor Class	2022	2021	2020
Core Bond Fund	$53,363	$63,373	$58,689
High Income Bond Fund	$493,057	$579,705	$598,485
Municipal Intermediate Bond Fund	$43,619	$51,439	$53,148
Short Duration Bond Fund	$79,409	$89,393	$94,492

Institutional Class. For administrative services, the Institutional Class of each Fund pays NBIA a fee at the annual rate of 0.15% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, a Fund may compensate third parties, including investment providers, for recordkeeping, accounting and other services.

The Institutional Class of each Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2022, 2021, and 2020:

Institutional Class	2022	2021	2020
Core Bond Fund	$1,701,737	$1,734,810	$1,314,534
Emerging Markets Debt Fund	$1,101,153	$1,387,453	$1,095,285
Floating Rate Income Fund	$2,435,155	$1,360,815	$1,115,950
High Income Bond Fund	$5,566,805	$7,162,950	$7,927,208
Municipal High Income Fund	$665,906	$697,121	$658,201
Municipal Impact Fund	$334,013	$275,577	$241,394
Municipal Intermediate Bond Fund	$555,110	$643,470	$566,292
Short Duration Bond Fund	$416,720	$200,547	$193,075
Strategic Income Fund	$13,215,534	$13,284,387	$12,474,363

Trust Class. For administrative services, the Trust Class of Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund each pays NBIA a fee at the annual rate of 0.50% and 0.40%, respectively, of its average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Board, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement and may compensate each such third party that provides such services. (For the Trust Class of Neuberger Berman Strategic Income Fund, a portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by this Class of the Fund; see “Distribution Arrangements” below.)

The Trust Class of Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2022, 2021, and 2020:

Trust Class	2022	2021	2020
Short Duration Bond Fund	$17,361	$18,395	$14,524
Strategic Income Fund	$67,013	$76,448	$71,927

Class A and Class C. For administrative services, Class A and Class C of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund each pays NBIA a fee at the annual rate of 0.27% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses. With a Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to that Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by Class A and Class C of each Fund; see “Distribution Arrangements” below.)

Class A of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2022, 2021, and 2020:

Class A	2022	2021	2020
Core Bond Fund	$95,208	$107,013	$89,742
Emerging Markets Debt Fund	$3,797	$9,185	$17,982
Floating Rate Income Fund	$78,455	$58,534	$45,953
High Income Bond Fund	$111,737	$145,918	$146,753
Municipal High Income Fund	$7,180	$7,364	$6,166
Municipal Impact Fund	$642	$450	$412
Municipal Intermediate Bond Fund	$8,166	$9,892	$8,232
Short Duration Bond Fund	$10,137	$8,373	$4,531
Strategic Income Fund	$760,844	$869,022	$764,208

Class C of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2022, 2021, and 2020:

Class C	2022	2021	2020
Core Bond Fund	$5,210	$7,539	$10,530
Emerging Markets Debt Fund	$5,485	$5,236	$3,970
Floating Rate Income Fund	$46,760	$38,825	$68,191
High Income Bond Fund	$30,527	$40,212	$70,399
Municipal High Income Fund	$855	$1,331	$2,988
Municipal Impact Fund	$249	$146	$170
Municipal Intermediate Bond Fund	$4,751	$7,274	$10,024
Short Duration Bond Fund	$6,675	$7,673	$7,933
Strategic Income Fund	$371,090	$472,045	$590,495

Class R3. For administrative services, Class R3 of Neuberger Berman High Income Bond Fund pays NBIA a fee at the annual rate of 0.27% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses. With the Fund’s consent, NBIA may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this compensation may be derived from the Rule 12b-1 fee paid to the Distributor by this Class of the Fund; see “Distribution Arrangements” below.)

Class R3 of Neuberger Berman High Income Bond Fund accrued management and administration fees of the following amounts (before any reimbursement of the Fund, described below) for the fiscal years ended October 31, 2022, 2021, and 2020:

Class R3	2022	2021	2020
High Income Bond Fund	$11,722	$13,805	$15,078

Class R6. For administrative services, Class R6 of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund each pays NBIA a fee at the annual rate of 0.05% of that Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses. Prior to December 6, 2018, Class R6 of each Fund paid NBIA a fee at the annual rate of 0.08% of the Class’s average daily net assets for administrative services, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses.

Class R6 of Neuberger Berman High Income Bond Fund and Neuberger Berman Strategic Income Fund accrued management and administration fees of the following amounts (before any reimbursement of the Funds, described below) for the fiscal years ended October 31, 2022, 2021, and 2020:

Class R6@	2022	2021	2020
Core Bond Fund	$17,688	$10,713	$6,077
High Income Bond Fund	$1,133,051	$1,956,360	$3,026,915
Strategic Income Fund	$1,915,298	$1,798,092	$1,378,646

@	As of the date of this SAI, Class R6 of Neuberger Berman Short Duration Bond Fund had not yet commenced operations. Therefore, there is no data to report.

For administrative services, Class E of each Fund pays NBIA a fee at an annual rate of 0.00% of the Class’s average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees, and periodic reports to the Board on actual expenses.

During the fiscal year ended October 31, 2022, Class E of Neuberger Berman High Income Bond Fund accrued management and administration fees as follows:

Class E*	2022
High Income Bond	$61,850

*	Class E commenced operations on January 11, 2022.

Contractual Expense Limitations

NBIA has contractually undertaken, during the respective period noted below, to waive fees and/or reimburse annual operating expenses of each Class of each Fund listed below so that its total operating expenses (excluding interest, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, and extraordinary expenses, if any) (“Operating Expenses”) do not exceed the rate per annum noted below. Commitment fees relating to borrowings are treated as interest for purposes of this exclusion. Because the contractual undertaking excludes certain expenses, a Fund’s net expenses may exceed its contractual expense limitation.

Each Fund listed agrees to repay NBIA out of assets attributable to each of its respective Classes noted below for any fees waived by NBIA under the expense limitation or any Operating Expenses NBIA reimburses in excess of the expense limitation, provided that the repayment does not cause that Class’ Operating Expenses to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

With respect to any Fund, the appropriateness of these undertakings is determined on a Fund-by-Fund and Class-by-Class basis.

Fund	Class	Limitation Period	Expense Limitation
Core Bond Fund	Class A	10/31/2026	0.78%~
	Class C	10/31/2026	1.53%~ ~
	Investor	10/31/2026	0.78%~
	Institutional	10/31/2026	0.38%~ ~ ~
	R6	10/31/2026	0.28%~ ~ ~ ~
Emerging Markets Debt Fund	Class A	10/31/2026	1.15%
	Class C	10/31/2026	1.90%
	Institutional	10/31/2026	0.78%
Floating Rate Income Fund	Class A	10/31/2026	0.97%^
	Class C	10/31/2026	1.72%^^
	Institutional	10/31/2026	0.60%^^^
High Income Bond Fund	Institutional	10/31/2026	0.75%
	Investor	10/31/2026	1.00%
	Class A	10/31/2026	1.12%
	Class C	10/31/2026	1.87%
	R3	10/31/2026	1.37%
	R6	10/31/2026	0.65%!
Municipal High Income Fund	Institutional	10/31/2026	0.50%
	Class A	10/31/2026	0.87%
	Class C	10/31/2026	1.62%
Municipal Impact Fund	Institutional	10/31/2026	0.43%
	Class A	10/31/2026	0.80%
	Class C	10/31/2026	1.55%
Municipal Intermediate Bond Fund	Investor	10/31/2026	0.45%#
	Class A	10/31/2026	0.67%##
	Class C	10/31/2026	1.42%###
	Institutional	10/31/2026	0.30%####
Short Duration Bond Fund	Institutional	10/31/2026	0.34%&
	Investor	10/31/2026	0.54%&&
	Trust	10/31/2026	0.64%&&&
	Class A	10/31/2026	0.71%$
	Class C	10/31/2026	1.46%$$
	R6	10/31/2026	0.24%$$$
Strategic Income Fund	Class A	10/31/2026	0.99%
	Class C	10/31/2026	1.69%
	Institutional	10/31/2026	0.59%
	Trust	10/31/2026	0.94%
	R6	10/31/2026	0.49%!

~ 0.85% prior to January 15, 2020.

~ ~ 1.60% prior to January 15, 2020.

~ ~ ~ 0.45% prior to January 15, 2020.

~ ~ ~ ~ 0.35 prior to January 15, 2020.

! Prior to December 6, 2018, the expense limitation for Class R6 of the Fund was higher by 0.03%.

# 0.58% prior to September 12, 2019.

## 0.80% prior to September 12, 2019.

### 1.55% prior to September 12, 2019.

#### 0.43% prior to September 12, 2019.

& 0.39% prior to February 28, 2020.

&& 0.59% prior to February 28, 2020.

&&& 0.69% prior to February 28, 2020.

$ 0.76% prior to February 28, 2020.

$$ 1.51% prior to February 28, 2020.

$$$ 0.29% prior to February 28, 2020.

^ 1.07% prior to January 15, 2021.

^^ 1.82% prior to January 15, 2021.

^^^ 0.70% prior to January 15, 2021.

NBIA reimbursed each Class of each Fund listed below the following amount of expenses pursuant to that Fund’s contractual expense limitation:

Fund	2022	2021	2020
Core Bond Fund – Class A	$3,834	$3,024	$7,793
Core Bond Fund – Class C	$511	$516	$998
Core Bond Fund – Investor Class	$17,290	$13,198	$24,104
Core Bond Fund – Institutional Class	$219,953	$212,423	$254,794
Core Bond Fund – Class R6+	$4,462	$2,056	$1,676
Emerging Markets Debt Fund - Class A	$1,777	$2,562	$5,716
Emerging Markets Debt Fund - Class C	$1,843	$1,321	$1,193
Emerging Markets Debt Fund - Institutional Class	$347,064	$333,789	$363,531
Floating Rate Income Fund – Class A	$15,422	$17,310	$15,631
Floating Rate Income Fund – Class C	$8,329	$11,014	$20,399
Floating Rate Income Fund – Institutional Class	$494,544	$436,784	$385,554
High Income Bond Fund – Class A	$0	$0	-
Municipal High Income Fund – Institutional Class	$368,149	$339,041	$359,725
Municipal High Income Fund – Class A	$6,041	$3,504	$3,325
Municipal High Income Fund – Class C	$2,728	$754	$1,390
Municipal Impact Fund – Class A	$2,788	$542	$248
Municipal Impact Fund – Class C	$2,471	$187	$149
Municipal Impact Fund – Institutional Class	$315,217	$280,447	$299,893
Municipal Intermediate Bond Fund – Investor Class	$22,599	$18,508	$26,332
Municipal Intermediate Bond Fund – Class A	$5,749	$3,614	$3,397
Municipal Intermediate Bond Fund – Class C	$4,207	$2,706	$4,117
Municipal Intermediate Bond Fund – Institutional Class	$306,017	$299,074	$315,219

Fund	2022	2021	2020
Short Duration Bond Fund – Institutional Class	$319,603	$246,584	$249,736
Short Duration Bond Fund – Investor Class	$50,129	$80,344	$97,811
Short Duration Bond Fund – Trust Class	$8,606	$12,731	$10,631
Short Duration Bond Fund – Class A	$6,186	$7,874	$4,533
Short Duration Bond Fund – Class C	$4,014	$7,242	$7,744
Strategic Income Fund – Class A	$0	$0	-
Strategic Income Fund – Class C	$18,239	$22,219	$31,253
Strategic Income Fund – Institutional Class	$209,081	$202,570	$293,431
Strategic Income Fund – Trust Class	$4,533	$3,911	$6,415
Strategic Income Fund – Class R6	$40,769	$33,341	$43,096

+	Fiscal period from January 18, 2019 (commencement of operations of Class R6 of Neuberger Berman Core Bond Fund) to October 31, 2019.

Each Class of each Fund listed below repaid NBIA the following amounts of expenses that NBIA had reimbursed to each Class.

	Expenses Repaid for Fiscal Years Ended October 31,
Fund	2022	2021	2020
High Income Bond Fund – Class A	$4,199	$6,451	$16,063
Strategic Income Fund – Class A	$8,697	$22,273	$5,279

Contractual Fee Waiver

Class E. The Manager has contractually agreed to waive its management fee for the Class E shares until October 31, 2023. This undertaking may not be terminated during its term without the consent of the Board. During the fiscal year ended August 31, 2022, NBIA waived its management fee for Class E for Neuberger Berman High Income Bond Fund as follows:

Class E*	2022
High Income Bond	$61,846

*	Class E commenced operations on January 11, 2022.

Advisory Fee Waiver

For so long as a Fund invests any assets in an affiliated underlying fund (which, for the avoidance of doubt, includes affiliated underlying ETFs), NBIA undertakes to waive a portion of the Fund’s advisory fee equal to (i) the advisory fee it receives from such affiliated underlying fund on those assets, as described in the affiliated underlying fund’s prospectus; or (ii) for any affiliated underlying fund for which NBIA is paid a unitary management fee (as opposed to a separate advisory fee and administration fee), the fees paid to NBIA or its affiliates but excluding the expenses paid by NBIA or its affiliates to third-party service providers of the affiliated underlying fund. This undertaking may not be terminated without the consent of the Board.

The table below shows the amounts reimbursed by NBIA pursuant to this arrangement:

	Expenses Reimbursed for Fiscal Years Ended October 31,
Fund	2022	2021	2020
Strategic Income Fund – Trust Class	$45	$27	$0
Strategic Income Fund – Institutional Class	$12,864	$6,992	$0
Strategic Income Fund – Class A	$607	$365	$0
Strategic Income Fund – Class C	$297	$192	$0
Strategic Income Fund – Class R6	$2,272	$1,189	$0

Sub-Adviser

NBIA retains NBEL, Lansdowne House, 57 Berkeley Square, London, W1J 6ER, as sub-adviser with respect to Neuberger Berman Emerging Markets Debt Fund pursuant to a sub-advisory agreement dated December 1, 2013.

Pursuant to the sub-advisory agreement, NBIA has delegated responsibility for the Fund’s day-to-day investment management to NBEL. The sub-advisory agreement provides in substance that NBEL will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the portion of the Fund’s assets allocated to it. The sub-advisory agreement permits NBEL to effect securities transactions on behalf of the Fund through associated persons of NBEL. The sub-advisory agreement also specifically permits NBEL to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

The sub-advisory agreement continues until October 31, 2023 for the Fund and is renewable from year to year thereafter, subject to approval of its continuance in the same manner as each Management Agreement. The sub-advisory agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or by a 1940 Act majority vote of the outstanding shares of that Fund, by NBIA, or by NBEL on not less than 30 nor more than 60 days’ prior written notice to the Fund. The sub-advisory agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund.

Portfolio Manager Information

The table below lists the Portfolio Manager(s) of each Fund and the Fund(s) for which the Portfolio Manager has day-to-day management responsibility.

Portfolio Manager	Fund(s) Managed
Thanos Bardas	Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund
Ashok Bhatia	Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
David M. Brown	Neuberger Berman Core Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
Stephen Casey	Neuberger Berman Floating Rate Income Fund
Rob Drijkoningen	Neuberger Berman Emerging Markets Debt Fund
Michael Foster	Neuberger Berman Short Duration Bond Fund
Jennifer Gorgoll	Neuberger Berman Emerging Markets Debt Fund
Jeffrey Hunn	Neuberger Berman Municipal Impact Fund
James L. Iselin	Neuberger Berman Municipal High Income Fund
Neuberger Berman Municipal Impact Fund
Neuberger Berman Municipal Intermediate Bond Fund
Vera Kartseva	Neuberger Berman Emerging Markets Debt Fund
Christopher Kocinski	Neuberger Berman High Income Bond Fund
Nathan Kush	Neuberger Berman Core Bond Fund
Joseph Lind	Neuberger Berman High Income Bond Fund
Raoul Luttik	Neuberger Berman Emerging Markets Debt Fund
Joseph Lynch	Neuberger Berman Floating Rate Income Fund
Matthew McGinnis	Neuberger Berman Short Duration Bond Fund
S. Blake Miller	Neuberger Berman Municipal High Income Fund
Neuberger Berman Municipal Impact Fund
Neuberger Berman Municipal Intermediate Bond Fund
Olumide Owolabi	Neuberger Berman Core Bond Fund

Portfolio Manager	Fund(s) Managed
Eric Pelio	Neuberger Berman Municipal High Income Fund
Nish Popat	Neuberger Berman Emerging Markets Debt Fund
Bradley C. Tank	Neuberger Berman Core Bond Fund
Neuberger Berman Strategic Income Fund
Gorky Urquieta	Neuberger Berman Emerging Markets Debt Fund
Bart Van der Made	Neuberger Berman Emerging Markets Debt Fund

Accounts Managed

The table below describes the accounts for which each Portfolio Manager has day-to-day management responsibility as of October 31, 2022, unless otherwise indicated.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Thanos Bardas***
Registered Investment Companies*	2	1,225	-	-
Other Pooled Investment Vehicles	21	4,289	6	172
Other Accounts**	83	20,359	5	451
Ashok Bhatia***
Registered Investment Companies*	5	4,143	-	-
Other Pooled Investment Vehicles	27	7,686	1	1,873
Other Accounts**	42	7,400	2	231
David M. Brown***
Registered Investment Companies*	2	791	-	-
Other Pooled Investment Vehicles	97	27,639	7	2,045
Other Accounts**	368	33,369	6	582

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Stephen Casey***
Registered Investment Companies*	2	490	-	-
Other Pooled Investment Vehicles	94	24,262	38	18,145
Other Accounts**	19	196	1	0
Rob Drijkoningen***
Registered Investment Companies*	2	1,032	-	-
Other Pooled Investment Vehicles	33	12,931	-	-
Other Accounts**	32	7,026	5	1,549
Michael Foster***
Registered Investment Companies*	2	255	-	-
Other Pooled Investment Vehicles	2	57	-	-
Other Accounts**	309	7,277	-	-
Jennifer Gorgoll***
Registered Investment Companies*	2	1,001	-	-
Other Pooled Investment Vehicles	16	8,174	1	184
Other Accounts**	4	1,427	0	19

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Jeffrey Hunn***
Registered Investment Companies*	1	77	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	601	783	-	-
James L. Iselin***
Registered Investment Companies*	6	913	-	-
Other Pooled Investment Vehicles	10	445	-	-
Other Accounts**	93	448	-	-
Vera Kartseva***
Registered Investment Companies*	2	1,001	-	-
Other Pooled Investment Vehicles	6	1,217	-	-
Other Accounts**	-	-	-	-
Christopher Kocinski***
Registered Investment Companies*	3	1,257	-	-
Other Pooled Investment Vehicles	28	8,720	1	184
Other Accounts**	22	5,336	3	302

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Nathan Kush***
Registered Investment Companies*	2	1,225	-	-
Other Pooled Investment Vehicles	13	979	6	172
Other Accounts**	41	7,287	3	177
Joseph Lind***
Registered Investment Companies*	3	1,257	-	-
Other Pooled Investment Vehicles	28	8,720	1	184
Other Accounts**	23	5,413	3	302
Raoul Luttik***
Registered Investment Companies*	2	1,001	-	-
Other Pooled Investment Vehicles	11	3,088	-	-
Other Accounts**	7	1,791	-	-

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Joseph Lynch***
Registered Investment Companies*	3	509	-	-
Other Pooled Investment Vehicles	103	28,676	39	20,018
Other Accounts**	35	3,272	1	19
Matthew McGinnis***
Registered Investment Companies*	2	255	-	-
Other Pooled Investment Vehicles	2	57	-	-
Other Accounts**	308	7,277	-	-
S. Blake Miller***
Registered Investment Companies*	6	913	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	90	558	-	-
Olumide Owolabi ***+
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles	2	233	-	-
Other Accounts**	41	6,330	1	96

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Eric Pelio***
Registered Investment Companies*	1	85	-	-
Other Pooled Investment Vehicles	10	2,120	-	-
Other Accounts**	34	168	-	-
Nish Popat***
Registered Investment Companies*	2	1,001	-	-
Other Pooled Investment Vehicles	15	7,445	-	-
Other Accounts**	8	2,428	3	1,006
Brad Tank***
Registered Investment Companies*	6	4,599	-	-
Other Pooled Investment Vehicles	28	7,692	1	1,873
Other Accounts**	52	7,661	2	231
Gorky Urquieta***
Registered Investment Companies*	2	1,032	-	-
Other Pooled Investment Vehicles	33	12,931	-	-
Other Accounts**	32	7,026	5	1,549

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Bart Van der Made***
Registered Investment Companies*	2	1,014	-	-
Other Pooled Investment Vehicles	21	10,867	-	-
Other Accounts**	20	3,832	2	523

*	Registered Investment Companies include all funds managed by the Portfolio Manager, including the Funds.
**	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts, and Managed Accounts (WRAP Accounts).
***	A portion of certain accounts may be managed by other Portfolio Managers; however, the total assets of such accounts are included even though the Portfolio Manager listed is not involved in the day-to-day management of the entire account.
+	Information is as of January 31, 2023.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a Fund, and which may include transactions that are directly contrary to the positions taken by a Fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a Fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a Fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a Fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA, NBEL and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund(s) that the Portfolio Manager manages, as of October 31, 2022, unless otherwise indicated.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Thanos Bardas	Neuberger Berman Core Bond Fund	A
	Neuberger Berman Strategic Income Fund	G
Ashok Bhatia	Neuberger Berman Short Duration Bond Fund	A
	Neuberger Berman Strategic Income Fund	E
David M. Brown	Neuberger Berman Core Bond Fund	A
	Neuberger Berman Short Duration Bond Fund	G
	Neuberger Berman Strategic Income Fund	E
Stephen Casey	Neuberger Berman Floating Rate Income Fund	E
Rob Drijkoningen	Neuberger Berman Emerging Markets Debt Fund	F
Michael Foster	Neuberger Berman Short Duration Bond Fund	C
Jennifer Gorgoll	Neuberger Berman Emerging Markets Debt Fund	D
Jeffrey Hunn	Neuberger Berman Municipal Impact Fund	A
James L. Iselin	Neuberger Berman Municipal High Income Fund	G
	Neuberger Berman Municipal Impact Fund	G
	Neuberger Berman Municipal Intermediate Bond Fund	G

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Vera Kartseva	Neuberger Berman Emerging Markets Debt Fund	B
Christopher Kocinski	Neuberger Berman High Income Bond Fund	E
Nathan Kush	Neuberger Berman Core Bond Fund	C
Joseph Lind	Neuberger Berman High Income Bond Fund	G
Raoul Luttik	Neuberger Berman Emerging Markets Debt Fund	D
Joseph Lynch	Neuberger Berman Floating Rate Income Fund	G
Matthew McGinnis	Neuberger Berman Short Duration Bond Fund	A
S. Blake Miller	Neuberger Berman Municipal High Income Fund	B
	Neuberger Berman Municipal Impact Fund	C
	Neuberger Berman Municipal Intermediate Bond Fund	C
Olumide Owolabi+	Neuberger Berman Core Bond Fund	B
Eric Pelio	Neuberger Berman Municipal High Income Fund	B
Nish Popat	Neuberger Berman Emerging Markets Debt Fund	D
Brad Tank	Neuberger Berman Core Bond Fund	G
	Neuberger Berman Strategic Income Fund	E
Gorky Urquieta	Neuberger Berman Emerging Markets Debt Fund	G
Bart Van der Made	Neuberger Berman Emerging Markets Debt Fund	E

+	Information is as of February 1, 2023.

A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000

E = $100,001 - $500,000; F = $500,001 - $1,000,000; G = Over $1,000,001

Other Investment Companies or Accounts Managed

The investment decisions concerning the Funds and the other registered investment companies managed by NBIA and/or NBEL (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Funds. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Funds to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NBIA and NBEL have varied from one another in the past and are likely to vary in the future. In addition, NBIA or its affiliates may manage one or more Other NB Funds or other accounts with similar investment objectives and strategies as the Funds that may have risks that are greater or less than the Funds.

There may be occasions when a Fund and one or more of the Other NB Funds or other accounts managed by NBIA or NBEL are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions may be aggregated to obtain favorable execution to the extent permitted by applicable law and regulations. The transactions will be allocated according to one or more methods designed to ensure that the allocation is equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Fund, in other cases it is believed that a Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of a Fund having its advisory arrangements with NBIA and, as applicable, NBEL outweighs any disadvantages that may result from contemporaneous transactions.

The Funds are subject to certain limitations imposed on all advisory clients of NBIA or NBEL (including the Funds, the Other NB Funds, and other managed funds or accounts) and personnel of NBIA or NBEL and their affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of NBIA or NBEL that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Funds, NBIA, and NBEL have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NBIA. The Funds’ Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their funds or taking personal advantage of investment opportunities that may belong to the funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Management and Control of NBIA and NBEL

NBIA and NBEL are indirect subsidiaries of Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NBIA who are deemed “control persons” are: Joseph Amato and Brad Tank. Mr. Amato is a Trustee of the Trust. The directors, officers and/or employees of NBEL who are deemed “control persons,” all of whom have offices at the same address as NBEL, are: Dik Van Lomwel, Joseph Amato and Heather Zuckerman.

NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by portfolio managers, members of the NBG’s management team, and certain of NBG’s key employees and senior professionals.

DISTRIBUTION ARRANGEMENTS

Each Fund offers the classes of shares shown below:

Fund	Investor Class	Trust Class	Institutional Class	Class A	Class C	Class R3	Class R6	Class E
Core Bond Fund	X		X	X	X		X
Emerging Markets Debt Fund			X	X	X
Floating Rate Income Fund			X	X	X
High Income Bond Fund	X		X	X	X	X	X	X
Municipal High Income Fund			X	X	X
Municipal Impact Fund			X	X	X
Municipal Intermediate Bond Fund	X		X	X	X
Short Duration Bond Fund	X	X	X	X	X		X
Strategic Income Fund		X	X	X	X		X

Distributor

Neuberger Berman BD LLC (“Neuberger Berman” or the “Distributor”) serves as the distributor in connection with the continuous offering of each Fund’s shares. Investor Class, Trust Class, Institutional Class, Class R6, and Class E shares are offered on a no-load basis. As described in the Funds’ Prospectuses, certain classes are available only through investment providers (“Institutions”) that have made arrangements with the Distributor and/or NBIA for shareholder servicing and administration and/or entered into selling agreements with the Distributor and/or NBIA.

In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds’ “principal underwriter” within the meaning of the 1940 Act. It acts as agent in arranging for the sale of Investor Class shares of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund, Institutional Class shares of each Fund, Trust Class shares of Neuberger Berman Strategic Income Fund, and Class R6 shares of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund without sales commission or other compensation and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of Class A and Class C shares of each Fund offering Class A and Class C shares, Trust Class shares of Neuberger Berman Short Duration Bond Fund, and Class R3 and Class E shares of Neuberger Berman High Income Bond Fund, to Institutions and either it or its affiliates bear all advertising and promotion expenses incurred in the sale of those shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of the Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. A Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions in connection with Class C shares.

Sales charge revenues collected and retained by the Distributor for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended October 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Core Bond Fund – Class A	2022	$11,389	$765	$0	$0
	2021	$7,389	$965	$0	$0
	2020	$17,077	$1,909	-	-
Core Bond Fund – Class C	2022	$0	$0	$0	$0
	2021	$0	$0	$450	$0
	2020	-	-	-	-
Emerging Markets Debt Fund – Class A	2022	$449	$36	$0	$0
	2021	$3,556	$221	$0	$0
	2020	$1,500	$100	-	-
Emerging Markets Debt Fund – Class C	2022	$0	$0	$94	$0
	2021	$0	$0	$99	$0
	2020	-	-	$467	-

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended October 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Floating Rate Income Fund – Class A	2022	$82,285	$9,842	$0	$0
	2021	$18,750	$1,364	$0	$0
	2020	$4,194	$2,360	-	-
Floating Rate Income Fund – Class C	2022	$0	$0	$1,493	$0
	2021	$0	$0	$152	$0
	2020	-	-	$84	-
High Income Bond Fund – Class A	2022	$1,330	$76	$0	$0
	2021	$3,073	$1,126	$0	$0
	2020	$26,678	$2,226	-	-
High Income Bond Fund – Class C	2022	$0	$0	$191	$0
	2021	$0	$0	$235	$0
	2020	-	-	$204	-
Municipal High Income Fund -- Class A	2022	$13,921	$228	$0	$0
	2021	$9,877	$874	$0	$0
	2020	$69	$69	-	-
Municipal High Income Fund -- Class C	2022	$0	$0	$0	$0
	2021	$0	$0	$0	$0
	2020	-	-	$100	-
Municipal Impact Fund -- Class A	2022	$0	$0	$0	$0
	2021	$80	$5	$0	$0
	2020	-	-	-	-
Municipal Impact Fund -- Class C	2022	$0	$0	$0	$0
	2021	$0	$0	$6	$0
	2020	-	-	-	-

		Sales Charge Revenue		Deferred Sales Charge Revenue
Fund	Fiscal Year Ended October 31,	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Municipal Intermediate Bond Fund – Class A	2022	$0	$0	$0	$0
	2021	$975	$75	$0	$0
	2020	$4,506	$369	-	-
Municipal Intermediate Bond Fund – Class C	2022	$0	$0	$0	$0
	2021	$0	$0	$60	$0
	2020	-	-	-	-
Short Duration Bond Fund – Class A	2022	$316	$148	$0	$0
	2021	$805	$203	$0	$0
	2020	$4,480	$692	-	-
Short Duration Bond Fund – Class C	2022	$0	$0	$70	$0
	2021	$0	$0	$1,141	$0
	2020	-	-	$391	-
Strategic Income Fund – Class A	2022	$48,461	$4,616	$0	$0
	2021	$109,814	$16,890	$0	$0
	2020	$131,559	$20,955	-	-
Strategic Income Fund – Class C	2022	$0	$0	$9,835	$0
	2021	$0	$0	$6,050	$0
	2020	-	-	$16,308	-

For each Fund that offers a Class that is sold directly to investors, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds’ shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds’ shareholders any investment products or services other than those managed by NBIA or distributed by the Distributor.

From time to time, the Distributor and/or NBIA and/or their affiliates may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

The Trust, on behalf of each Fund, and the Distributor are parties to (i) Distribution Agreements with respect to Investor Class of each Fund offering Investor Class (except Neuberger Berman Core Bond Fund), Trust Class of Neuberger Berman Short Duration Bond Fund, Institutional Class of each Fund, and Class R6 shares of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund, and (ii) Distribution and Services Agreements with respect to Investor Class of Neuberger Berman Core Bond Fund, Trust Class of Neuberger Berman Strategic Income Fund, Class A and Class C of each Fund offering Class A and Class C, and Class R3 and Class E of Neuberger Berman High Income Bond Fund (collectively, the “Distribution Agreements”). The Distribution Agreements continue until October 31, 2023. The Distribution Agreements may be renewed annually with respect to a Fund if specifically approved by (1) the vote of a majority of the Independent Fund Trustees, and (2) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the outstanding shares of that Fund. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as each Management Agreement.

Additional Payments to Financial Intermediaries

The Distributor and/or NBIA and/or their affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Funds) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares. Neuberger Berman does not provide ongoing payments to third parties for any record-keeping or administrative services in connection with investments in Class R6 shares.

Such payments (often referred to as revenue sharing payments) are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting the Distributor’s and/or NBIA’s and/or their affiliates’ personnel reasonable access to a Financial Intermediary’s financial advisers and consultants, and allowing the Distributor’s and/or NBIA’s and/or their affiliates’ personnel to attend conferences. The Distributor and/or NBIA and/or their affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

In addition, the Distributor and/or NBIA and/or their affiliates may pay for: placing the Funds on the Financial Intermediary’s sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Funds; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; training, due diligence, sales reporting data or information and other promotional incentives, and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

The level of such payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, actual or expected sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by the Distributor and/or NBIA and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of the Distributor and/or NBIA and/or their affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the Funds or of any particular share class of the Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of a Fund.

In addition to the compensation described above, the Funds and/or the Distributor and/or NBIA and/or their affiliates may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the Funds may differ depending on the Fund and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Distributor and NBIA and their affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, NBIA and/or its affiliates benefit from the incremental management and other fees paid to NBIA and/or its affiliates by the Funds with respect to those assets.

Distribution Plan (Class A Only)

The Trust, on behalf of each Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to Class A of each Fund. The Plan provides that Class A of each Fund will compensate the Distributor for administrative and other services provided to Class A of the Fund, its activities and expenses related to the sale and distribution of Class A shares, and ongoing services to investors in Class A of the Fund. Under the Plan, the Distributor receives from Class A of each Fund a fee at the annual rate of 0.25% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A’s Plan complies with these rules.

The table below sets forth the total amount of fees accrued for Class A of the Funds indicated below:

Class A	Fiscal Years Ended October 31,
	2022	2021	2020
Core Bond Fund	$52,899	$59,470	$48,517
Emerging Markets Debt Fund	$1,159	$2,806	$5,485
Floating Rate Income Fund	$29,285	$21,320	$14,897
High Income Bond Fund	$37,414	$48,718	$48,941
Municipal High Income Fund	$2,675	$2,750	$2,302
Municipal Impact Fund	$309	$216	$198
Municipal Intermediate Bond Fund	$4,977	$6,032	$5,020
Short Duration Bond Fund	$5,759	$4,759	$2,532
Strategic Income Fund	$283,860	$324,265	$284,961

Distribution Plan (Class C Only)

The Trust, on behalf of each Fund, has also adopted a Plan with respect to Class C of each Fund. The Plan provides that Class C of each Fund will compensate the Distributor for administrative and other services provided to Class C of the Fund, its activities and expenses related to the sale and distribution of Class C shares, and ongoing services to investors in Class C of the Fund. Under the Plan, the Distributor receives from Class C of each Fund a fee at the annual rate of 1.00% of that Class’s average daily net assets, of which 0.75% is a distribution fee and 0.25% is a service fee. The Distributor may pay up to the full amount of this fee to Institutions that make available Class C shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of each Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C’s Plan complies with these rules.

The table below sets forth the total amount of fees accrued for Class C of the Funds indicated below:

Class C	Fiscal Years Ended October 31,
	2022	2021	2020
Core Bond Fund	$11,582	$16,764	$22,730
Emerging Markets Debt Fund	$6,682	$6,393	$4,837
Floating Rate Income Fund	$69,839	$56,304	$88,449
High Income Bond Fund	$40,655	$53,627	$93,824
Municipal High Income Fund	$1,276	$1,988	$4,460
Municipal Impact Fund	$479	$281	$326
Municipal Intermediate Bond Fund	$11,586	$17,754	$24,452
Short Duration Bond Fund	$15,176	$17,451	$17,722
Strategic Income Fund	$553,986	$704,898	$881,576

Distribution Plan (Neuberger Berman Core Bond Fund Investor Class Only)

The Trust, on behalf of Neuberger Berman Core Bond Fund, has also adopted a Plan with respect to the Investor Class of the Fund. The Plan provides that the Investor Class of the Fund will compensate the Distributor for administrative and other services provided to the Investor Class of the Fund, its activities and expenses related to the sale and distribution of Investor Class shares, and ongoing services to investors in the Investor Class of the Fund. Under the Plan, the Distributor receives from the Investor Class of the Fund a fee at the annual rate of 0.25% of that Class’ average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Investor Class shares and/or provide services to the Investor Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Investor Class of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Investor Class’ Plan complies with these rules.

The table below sets forth the total amount of fees accrued for the Investor Class of Neuberger Berman Core Bond Fund:

Investor Class	Fiscal Years Ended October 31,
	2022	2021	2020
Core Bond Fund	$29,661	$35,223	$31,717

Distribution Plan (Neuberger Berman Strategic Income Fund Trust Class Only)

The Trust, on behalf of Neuberger Berman Strategic Income Fund, has also adopted a Plan with respect to the Trust Class of the Fund. The Plan provides that the Trust Class of the Fund will compensate the Distributor for administrative and other services provided to the Trust Class of the Fund, its activities and expenses related to the sale and distribution of Trust Class shares, and ongoing services to investors in the Trust Class of the Fund. Under the Plan, the Distributor receives from the Trust Class of the Fund a fee at the annual rate of 0.10% of that Class’s average daily net assets. The Distributor may pay up to the full amount of this fee to Institutions that make available Trust Class shares and/or provide services to the Trust Class and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Trust Class of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust Class’ Plan complies with these rules.

The table below sets forth the total amount of fees accrued for the Trust Class of Neuberger Berman Strategic Income Fund:

Trust Class	Fiscal Years Ended October 31,
	2022	2021	2020
Strategic Income Fund	$8,377	$9,558	$8,988

Distribution Plan (Class R3 Only)

The Trust, on behalf of Neuberger Berman High Income Bond Fund, has also adopted a Plan with respect to Class R3 of the Fund. The Plan provides that Class R3 of the Fund will compensate the Distributor for administrative and other services provided to Class R3 of the Fund, its activities and expenses related to the sale and distribution of Class R3 shares, and ongoing services to investors in Class R3 of the Fund. Under the Plan, the Distributor receives from Class R3 of the Fund a fee at the annual rate of 0.50% of that Class’s average daily net assets, of which 0.25% is a distribution fee and 0.25% is a service fee. The Distributor may pay up to the full amount of this fee to Institutions that make available Class R3 shares and/or provide services to Class R3 and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class R3 of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class R3’s Plan complies with these rules.

The table below sets forth the total amount of fees accrued for Class R3 of Neuberger Berman High Income Bond Fund:

Class R3	Fiscal Years Ended October 31,
	2022	2021	2020
High Income Bond Fund	$7,805	$9,205	$10,047

Distribution Plans

Each Plan requires that the Distributor provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made.

Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the applicable Classes of the Funds and their shareholders. To the extent the Plans allow the Funds to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

Each Plan is renewable from year to year with respect to a Class of a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Trustees”). A Plan may not be amended to increase materially the amount of fees paid by any Class of any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a Class of a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Class.

From time to time, one or more of the Funds may be closed to new investors. Because the Plans pay for ongoing shareholder and account services, the Board may determine that it is appropriate for a Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

Each Fund’s shares are bought or sold at the offering price or at a price that is the Fund’s NAV per share. The NAV for each Class of a Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). Each Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent.

Each Fund normally calculates its NAV on each day the New York Stock Exchange (the “Exchange”) is open once daily as of 4:00 P.M., Eastern time. Because the value of a Fund’s portfolio securities changes every business day, its share price usually changes as well. In the event of an emergency or other disruption in trading on the Exchange, a Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although a Fund may decide to remain open and in such a case, the Fund would post a notice on www.nb.com.

A Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.

A Fund uses one or more independent pricing services approved by NBIA to value its debt portfolio securities and other instruments, including certain derivative instruments that do not trade on an exchange. Valuations of debt securities and other instruments provided by an independent pricing service are based on readily available bid quotations or, if quotations are not readily available, by methods that include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Valuations of derivatives that do not trade on an exchange provided by an independent pricing service are based on market data about the underlying investments. Short-term securities with remaining maturities of less than 60 days may be valued at cost, which, when combined with interest earned, approximates market value, unless other factors indicate that this method does not provide an accurate estimate of the short-term security’s value.

A Fund uses one or more independent pricing services approved by NBIA to value its equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs). An independent pricing service values equity portfolio securities (including exchange-traded derivative instruments and securities issued by ETFs) listed on the NYSE, the NYSE MKT LLC or other national securities exchanges, and other securities or instruments for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the independent pricing service at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security or other instrument on a particular day, the independent pricing services may value the security or other instrument based on market quotations.

NBIA has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated NAV per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

If a valuation for a security is not available from an independent pricing service or if NBIA believes in good faith that the valuation received does not reflect the amount a Fund might reasonably expect to receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods NBIA has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated NBIA as the Funds’ valuation designee. As the Funds’ valuation designee, NBIA is responsible for determining fair value in good faith for any and all Fund investments. A Fund may also use these methods to value certain types of illiquid securities and instruments for which broker quotes are rarely, if ever, available, such as options that are out of the money, or for which no trading activity exists. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s NAV calculation. Numerous factors may be considered when determining the fair value of a security or other instrument, including available analyst, media or other reports, trading in futures or ADRs, and whether the issuer of the security or other instrument being fair valued has other securities or other instruments outstanding.

The value of a Fund’s investments in foreign securities is generally determined using the same valuation methods used for other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time.

If, after the close of the principal market on which a security is traded and before the time a Fund’s securities are priced that day, an event occurs that NBIA deems likely to cause a material change in the value of that security, NBIA may ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant with respect to the security in question.

NBIA has approved the use of ICE Data Service (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. NBIA has also approved the use of ICE to evaluate the prices of foreign income securities as of the time as of which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, NBIA has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Foreign securities are traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of a Fund may be significantly affected on days when shareholders do not have access to that Fund.

Under the 1940 Act, the Funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

Subscriptions in Kind

The Funds may from time to time accept securities in exchange for Fund shares.

Financial Intermediaries

The Funds have authorized one or more Financial Intermediaries to receive purchase and redemption orders on their behalf. Such Financial Intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Funds’ behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been “received in proper form” as defined in the Prospectuses.

Automatic Investing and Dollar Cost Averaging

Shareholders that hold their shares directly with a Fund (“Direct Shareholders”) may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in an eligible money market fund outside the Neuberger Berman fund family or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A Direct Shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189.

Automatic investing enables a Direct Shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a Direct Shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

Sales Charges

Dealer commissions and compensation.

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. Commissions on such investments are paid to dealers at the following rates: 1.00% on amounts from $1 million to $2,999,999, 0.50% on amounts from $3 million to $29,999,999, and 0.25% on amounts from $30 million and above. Commissions are based on cumulative investments and are reset annually.

See the Funds’ Prospectuses for information regarding sales charge reductions and waivers.

ADDITIONAL EXCHANGE INFORMATION

Predecessor Investors (as defined in Neuberger Berman Municipal Impact Fund’s Prospectus ) of Neuberger Berman Municipal Impact Fund may exchange Institutional Class shares of Neuberger Berman Municipal Impact Fund for (i) Class A shares of other funds in the Neuberger Berman fund family (except Neuberger Berman Strategic Income Fund, Neuberger Berman Real Estate Fund and Neuberger Berman International Large Cap Fund) or, where Class A shares are not available, Investor Class shares of other funds in the Neuberger Berman fund family or (ii) Trust Class shares of Neuberger Berman Strategic Income Fund, Neuberger Berman Real Estate Fund and Neuberger Berman International Large Cap Fund. Predecessor Investors also may exchange (i) Class A or Investor Class shares of other funds in the Neuberger Berman fund family or (ii) Trust Class shares of Neuberger Berman Strategic Income Fund, Neuberger Berman Real Estate Fund and Neuberger Berman International Large Cap Fund, for Institutional Class shares of Neuberger Berman Municipal Impact Fund as long as they continuously maintain an account in Institutional Class shares of Neuberger Berman Municipal Impact Fund. Predecessor Investors also may exchange Class A shares of a fund in the Neuberger Berman fund family for Class A shares of other funds in the Neuberger Berman fund family or, where Class A shares are not available, Investor Class shares of other funds in the Neuberger Berman fund family. Predecessor Investors also may exchange Investor Class shares of a fund in the Neuberger Berman fund family for Class A shares of other funds in the Neuberger Berman fund family or, where Class A shares are not available, Investor Class shares of other funds in the Neuberger Berman fund family. Predecessor Investors also may exchange Trust Class shares of Neuberger Berman Strategic Income Fund, Neuberger Berman Real Estate Fund and Neuberger Berman International Large Cap Fund for Class A shares of other funds in the Neuberger Berman fund family or, where Class A shares are not available, Investor Class shares of other funds in the Neuberger Berman fund family.

Additional Exchange Information for the Neuberger Berman Fund Family

As more fully set forth in a Fund’s Prospectus (and except as otherwise set forth above), if shareholders purchased Institutional Class, Investor Class, Trust Class, or Class R6 shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund’s shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment and other eligibility requirements of the other fund(s) are met. Investor Class shares of a fund in the fund family may also be exchanged for Trust Class shares where the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange. Class R6 shares of a fund in the fund family may also be exchanged for Institutional shares where (1) the Distributor is the Institution acting as the record owner on behalf of the shareholder making the exchange, and (2) Class R6 shares of the other fund in the fund family are not available (otherwise, Class R6 shares would be exchanged for Class R6 shares of the other fund in the fund family).

In addition, Grandfathered Investors (as defined in the Class A and Class C shares prospectuses) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

An Institution may exchange a fund’s Advisor Class, Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3, and Class R6 shares (if the shareholder did not purchase the fund’s shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. Most Institutions allow you to take advantage of the exchange program.

If shareholders purchased shares of a fund in the fund family directly, with the exception of Class R6 and Class E, they may exchange those shares for shares of the following eligible money market funds (and classes): Investment Class shares of State Street Institutional U.S. Government Money Market Fund and Investment Class shares of State Street Institutional Treasury Plus Money Market Fund. An investor may exchange shares of an eligible money market fund for shares of a particular class of a fund in the Neuberger Berman fund family only if the investor holds, through the Distributor, both shares of that eligible money market fund and shares of that particular class of that fund in the Neuberger Berman fund family.

Exchanges are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds are subject to any applicable sales charges on the fund in the Neuberger Berman fund family being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the Neuberger Berman fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or other distributions from a fund in the Neuberger Berman fund family having a sales charge.

Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or the Distributor for further information on exchanging your shares.

Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a redemption (sale) and purchase, respectively, of shares of the two funds for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized on the exchange.

A Fund may terminate or materially alter its exchange privilege without notice to shareholders.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem a Fund’s shares may be suspended or payment of the redemption price postponed (1) when the NYSE or the bond market is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist.

If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. Each Fund (except Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund and Neuberger Berman Strategic Income Fund) may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less.

If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when NBIA or the Fund Trustees determine that it is in the best interests of a Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Fund’s Trustees.

A Fund also may elect to honor a shareholder’s request for the Fund to pay in kind for redemptions in an attempt to manage any liquidity needs, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. The securities provided to investors in an in kind redemption may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Manager based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. If the securities provided to investors in an in kind redemption are a non-pro-rata portion of the Fund’s portfolio, it will only include securities that have been disclosed in the Fund’s most recent public portfolio holdings disclosure.

Paying in kind for redemptions could negatively impact the market value of the securities redeemed in kind based on the subsequent sale of such securities by the redeeming stockholder and negatively impact the Fund. Redemptions in kind may benefit the Fund and its shareholders by reducing the need for the Fund to maintain significant cash reserves and/or to sell Fund investments to either meet redemption requests or for other activities, such as portfolio rebalancing and changing its portfolio composition. Accordingly, the Fund may be able to reduce transaction costs, to reduce cash drag, and/or to lower capital gain realization.

CONVERSION INFORMATION

If consistent with your investment provider’s program, Advisor Class, Investor Class, and Trust Class shares of a Fund that have been purchased by an investment provider on behalf of clients participating in (i) certain qualified group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans), profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans or (ii) investment programs in which the clients pay a fixed or asset-based fee, may be converted into Institutional Class shares of the same Fund if the investment provider satisfies any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund. If consistent with your investment provider’s policy and/or investment program, Class A and Class C shares of a Fund that have been purchased by an investment provider on behalf of clients may be converted into Institutional Class shares of the same Fund provided any then-applicable eligibility requirements for investment in Institutional Class shares of the Fund are satisfied.

Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, and Class R3 shares of a Fund may be converted to Class R6 shares of the same Fund, provided that any eligibility requirements of Class R6 shares are met and the investment provider determines such conversion is consistent with its policy and/or investment program.

Investor Class, Trust Class, Advisor Class and Institutional Class may be converted into Class A shares of the same Fund in connection with investor initiated transfers from fee-based advisory accounts to transaction-based brokerage accounts at the same intermediary provided that: (i) the intermediary does not offer the Class of shares the investor held in the fee-based advisory account in its brokerage accounts; and (ii) the financial intermediary agrees to provide each impacted investor with prior notice about the conversion and disclosure about increases in the expenses of Class A shares compared to the Class of shares the investor held in the fee-based advisory account.

Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3, and Class R6 shares of a Series may be converted to Class E shares of the same Series, provided that any eligibility requirements of Class E shares are met.

Class C shares that are no longer subject to a CDSC will be automatically converted into Class A shares of the same Fund at the end of the month following the eighth anniversary of the purchase date. Class C shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid.

Class C shares held through a financial intermediary in an omnibus account will be converted into Class A shares only if the financial intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not a Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging.

In addition, a financial intermediary may sponsor and/or control programs or platforms that impose a different conversion schedule or eligibility requirements for conversions of Class C shares. In these cases, Class C shares of certain shareholders may not be eligible for conversion as described above. A Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion or for effecting such conversion.

Please consult with your financial intermediary about your eligibility to exercise the Class C conversion privilege.

When an investor’s account is transferred to an investment provider that does not offer the Class the investor held with their prior investment provider, at the request of the investment provider, shares of one Class of a Fund may be converted to shares of another Class in the same Fund provided that: (1) the investor qualifies for the new Class, and (2) if the new Class has a higher expense ratio, the investment provider demonstrates that the investor consented in writing, which shall serve as prior notice of the change, to the conversion.

Conversions will be effected at NAV without the imposition of any sales load, fee or other charges by the Fund. The Board may from time to time approve a Plan of Share Class conversion for any Class of shares.

In general, conversions of one Class for a different Class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-Fund conversion.

Please contact your investment provider about any fees that it may charge. Share conversion privileges may not be available for all accounts and may not be offered at all investment providers.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all of the net investment income it earns (by Class, after deducting expenses attributable to the Class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that Class. A Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include net capital and foreign currency gains and losses. Net investment income and realized gains and losses of each Fund are reflected in its NAV until they are distributed.

Each Fund ordinarily declares income dividends daily. Dividends declared for each month are ordinarily paid on the last Business Day of the month. Shares of each Fund begin earning income dividends on the Business Day after the proceeds of a purchase order for the shares have been converted to “federal funds” and continue to earn dividends through the Business Day they are redeemed.

Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

Each Fund’s dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If you use an investment provider, you must consult it about whether your dividends and other distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in additional Fund shares.

Direct Shareholders of each Fund (other than Neuberger Berman Municipal Impact Fund) may make a cash election on the original account application or at a later date by writing to SS&C Global Investor & Distribution Solutions, Inc., (“SS&C”) at the following address: Attn: Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder’s original account application. A cash election with respect to any Fund remains in effect until the shareholder notifies SS&C in writing (at the above address) to discontinue the election.

Direct Shareholders of Neuberger Berman Municipal Impact Fund may make a cash election by contacting the Fund in writing (Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189) or by phone (800-877-9700). Cash distributions can be paid by check or through an electronic transfer to a designated bank account. A cash election with respect to the Fund remains in effect until the shareholder notifies the Fund in writing (at the above address) to discontinue the election.

If it is determined that the U.S. Postal Service cannot properly deliver a Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election and the shareholder’s dividends and other distributions thereafter will automatically be reinvested in additional Fund shares of the distributing Class until the shareholder requests in writing to SS&C or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the relevant Fund at the NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

Taxation of the Funds

All Funds. To continue to qualify for treatment as a RIC, each Fund, which is treated as a separate corporation for federal tax purposes, must distribute to its shareholders for each taxable year at least the sum of (1) 90% of its investment company taxable income (consisting generally of taxable net investment income, the excess of net short-term capital gain over net long-term capital loss, and, for Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (each, a “Taxable Bond Fund”), net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus (2) 90% of its net interest income excludable from gross income under section 103(a) of the Code (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from certain Financial Instruments) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a “publicly traded partnership” that is treated as a partnership for federal tax purposes and satisfies certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)) (“QPTP”) (“Income Requirement”); and

(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Diversification Requirements”).

If a Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under “Investment Information -- Cash Management and Temporary Defensive Positions”), the Fund generally will be treated as (1) owning a proportionate share of the unregistered fund’s assets for purposes of determining the Fund’s compliance with the Diversification Requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (2) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund failed to qualify for that treatment for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not, to avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then, (a) the Fund would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as described in each Prospectus) (“QDI”) would be taxable for federal tax purposes at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $492,300, or $553,850 for married shareholders filing jointly, and 20% for individual shareholders with taxable income exceeding those respective amounts, which apply for 2023 and will be adjusted for inflation annually. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the dividends-received deduction available to corporations (“DRD”). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

A Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts. Each Fund intends to continue to make sufficient distributions each year to avoid liability for the Excise Tax.

A Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and, in the case of a Taxable Bond Fund, entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from certain Financial Instruments a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the Income Requirement.

Some futures contracts, certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which a Fund invests may be subject to Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts a Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. A Fund may elect to exclude certain transactions from the operation of these rules, although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

The premium a Fund receives for writing (selling) a put or call option is not included in gross income at the time of receipt. If an option written (sold) by a Fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than that amount. If a call option written by a Fund is exercised, it is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than its basis in the underlying security.

Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund may invest in bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the bond’s principal amount or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“market discount bonds”). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after a Fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount bond, other than a bond with a fixed maturity date within one year from its issuance, generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Each Taxable Bond Fund may acquire zero coupon or other securities issued with OID, and each of Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, and Neuberger Berman Municipal Intermediate Bond Fund (each, a “Municipal Bond Fund”) may also acquire municipal securities issued with OID. Each Fund other than Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, and Neuberger Berman Short Duration Bond Fund may also acquire pay-in-kind securities, which pay “interest” through the issuance of additional securities, and each Taxable Bond Fund may also acquire U.S. TIPS, the principal value of which is adjusted daily in accordance with changes in the CPI-U. As a holder of those securities, each Fund must include in gross income (or take into account, in the case of municipal OID securities) the OID that accrues on the securities during the taxable year, as well as such “interest” received on pay-in-kind securities and principal adjustments on U.S. TIPS, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income and net exempt interest income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of, or granting an option to buy substantially identical stock or securities).

Each of Neuberger Berman Core Bond Fund and Neuberger Berman Strategic Income Fund may invest in ownership units (i.e., limited partnership or similar interests) in MLPs, which generally are classified as partnerships (and not treated as corporations) for federal tax purposes. Most MLPs in which a Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be “qualifying income” for the Fund under the Income Requirement. If a Fund invests in an MLP, or an ETF organized as a partnership, that is not a QPTP, including a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT), the net income the Fund earns therefrom would be treated as such qualifying income only to the extent it would be such if realized directly by the Fund in the same manner as realized by that MLP, ETF, or company. Effective for taxable years beginning after December 31, 2017, and before January 1, 2026, the Code (in general terms) allows individuals and certain non-corporate entities a deduction for 20% of, among other things, the aggregate amount of its “qualified REIT dividends” and “qualified publicly traded partnership income” (“QPTPI”) (the latter including income of an entity such as an MLP). Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has announced that it is considering adopting regulations that would provide a similar pass-through by RICs of QPTPI, but that pass-through is not currently available. As a result, a shareholder in a Fund that invests in REITs will be eligible to receive the benefit of the deductions that are available to direct investors in REITs, but a shareholder in a Fund that invests in MLPs will not currently receive the benefit of the deductions that are available to direct investors in MLPs.

A Fund may invest in one or more wholly owned subsidiaries as special purpose entities to hold certain investments that, if held directly by the Fund, might not generate qualifying income for the Fund under the Income Requirement. Any such special purpose entity likely would be subject to federal income tax, resulting in a reduced after-tax return on the investment return of the assets held by it, as compared with a direct investment by the Fund in such assets.

A Fund may sustain net capital losses (i.e., realized capital losses in excess of realized capital gains, whether short-term or long-term) for a taxable year. A Fund’s net capital losses, if any, cannot be used by its shareholders (i.e., they do not flow through to its shareholders). Rather, a Fund may use its net capital losses realized in a particular taxable year, subject to applicable limitations, to offset its net capital gains realized in one or more subsequent taxable years (a “capital loss carryover” or “CLCO”) -- realized net capital losses may not be “carried back” -- without being required to distribute those gains to its shareholders. CLCOs may be applied against realized capital gains in each succeeding taxable year, until they have been reduced to zero.

A Fund’s CLCOs may be carried forward indefinitely. Capital losses carried over retain their character as either short-term or long-term capital losses.

As of October 31, 2022:

(1) Neuberger Berman Core Bond Fund had an aggregate CLCO of approximately $41,750,146. This CLCO is available to offset future realized net capital gains.

(2) Neuberger Berman Emerging Markets Debt Fund had an aggregate CLCO of approximately $30,985,339. This CLCO is available to offset future realized net capital gains.

(3) Neuberger Berman Floating Rate Income Fund had an aggregate CLCO of approximately $37,809,034. This CLCO is available to offset future realized net capital gains.

(4) Neuberger Berman High Income Bond Fund had an aggregate CLCO of approximately $231,866,862. This CLCO is available to offset future realized net capital gains.

(5) Neuberger Berman Municipal High Income Fund had an aggregate CLCO of approximately $5,071,799. This CLCO is available to offset future realized net capital gains.

(6) Neuberger Berman Municipal Impact Fund had an aggregate CLCO of approximately $70,735. This CLCO is available to offset future realized net capital gains.

(7) Neuberger Berman Municipal Intermediate Bond Fund had an aggregate CLCO of approximately $2,684,769. This CLCO is available to offset future realized net capital gains.

(8) Neuberger Berman Short Duration Bond Fund had an aggregate CLCO of approximately $7,768,774. This CLCO is available to offset future realized net capital gains.

(9) Neuberger Berman Strategic Income Fund had an aggregate CLCO of approximately $37,822,553. This CLCO is available to offset future realized net capital gains.

Taxable Bond Funds Only. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its investments. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Taxable Bond Fund, other than Neuberger Berman Short Duration Bond Fund, may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock and of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after a Fund acquires shares therein. While each Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make such investments as a matter of its investment policy.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from Financial Instruments on or involving foreign currencies and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Taxable Bond Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Taxable Bond Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Taxable Bond Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a “return of capital” to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares and/or resulting in some shareholders’ recognition of capital gain. Although each Taxable Bond Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Taxable Bond Fund will do so from time to time, incurring the costs of currency conversion.

A Taxable Bond Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, in 2006 the Treasury Department and the Service issued a notice (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on unrelated business taxable income (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Taxable Bond Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Funds’ Shareholders

The following discussion of certain U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state, and local tax laws.

A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income (subject to the different treatment accorded the tax-exempt interest income received by Municipal Bond Funds, as discussed below), less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid by the Fund may be qualified dividend income eligible to be taxed at reduced rates.

At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of Fund securities held by the Fund. A subsequent distribution of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.For Neuberger Berman Emerging Markets Debt Fund, if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may (as the Fund has done in the past), file with the Service an election that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes the Fund paid. Pursuant to that election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend the Fund paid that represents its income from foreign or U.S. possessions sources (collectively, “foreign-source income”) as his or her own income from those sources, and (3) either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the taxes deemed paid by him or her in computing his or her taxable income. A Fund that makes this election will report to its shareholders shortly after each taxable year their respective shares of the Fund’s foreign taxes and foreign-source income for that year. An individual shareholder of an electing Fund who, for a taxable year, has no more than $300 ($600 for a married person filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect for that year to be exempt from the extremely complicated foreign tax credit limitation and thus be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on all or a portion of their “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from a Fund. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As noted above, for U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains, which generally includes taxable distributions received from a Fund and taxable gains on the disposition of shares of the Fund.

A Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is currently 24%.

As described in “Maintaining Your Account” in each Prospectus, a Fund may close a shareholder’s account with it and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

A shareholder’s basis in Fund shares that he or she acquired or acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Non-U.S. Shareholders

Dividends a Fund pays to a nonresident alien individual, a foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder’s ownership of Fund shares is effectively connected, the foreign shareholder will not be subject to that withholding tax but will be subject to federal income tax on income dividends from the Fund as if it were a U.S. shareholder. A foreign shareholder generally will be exempt from federal income tax on gain realized on the sale of Fund shares and Fund distributions of net capital gain, unless the shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Two categories of dividends, “interest-related dividends” and “short-term capital gain dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders also are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays. A withholding tax that would apply to certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018 would be eliminated by recently issued proposed regulations (having immediate effect while pending). As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of Treasury Department regulations.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury Department regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Taxable Bond Funds. After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or “return of capital”) of the distributions they have made during that year, which would result at that time in a Taxable Bond Fund’s also having to re-categorize some of the distributions it has made to its shareholders. Those changes would be reflected in your annual Form 1099, together with other tax information. Although those forms generally will be distributed to you in mid-February of each year, a Taxable Bond Fund may request from the Service a 30-day extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

Municipal Bond Funds. Dividends a Municipal Bond Fund pays will qualify as “exempt-interest dividends” if it satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code (“50% Exempt-Interest Dividend Requirement”); Neuberger Berman Municipal High Income Fund intends to satisfy, and each other Municipal Bond Fund intends to continue to satisfy this requirement. Exempt-interest dividends constitute the portion of a Municipal Bond Fund’s aggregate dividends equal to the excess of its excludable interest over certain amounts disallowed as deductions.

Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. Accordingly, the amount of exempt-interest dividends -- and, to the extent determination thereof is possible after reasonable effort, the part thereof constituting interest that is a Tax Preference Item -- that a Municipal Bond Fund pays to its shareholders will be reported to them annually on Forms 1099-INT (or substitutes therefor).

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Bond Fund shares generally is not deductible for federal income tax purposes.

Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Municipal Bond Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Except as noted in the following sentence, interest on certain PABs is a Tax Preference Item, although that interest remains fully tax-exempt for regular federal income tax purposes. Interest on PABs will not be a Tax Preference Item with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (including income from tax-exempt sources such as a Municipal Bond Fund) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Municipal Bond Fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient’s income exceeded the established amounts.

If a Municipal Bond Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectuses and in the discussion of market discount bonds above, the portion of any dividend that Fund pays that is attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the “actual earned” method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Municipal Bond Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

Shareholders’ treatment of dividends from a Municipal Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

Special Tax Considerations Pertaining to Funds of Funds

If a Fund invests its assets in shares of underlying funds, the Fund’s distributable net income and net realized capital gains will include dividends and other distributions, if any, from those underlying funds and reflect gains and losses on the disposition of underlying funds’ shares. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund that invests therein will not be able to benefit from those losses unless and until (1) the underlying fund realizes gains that it can offset by those losses or (2) the Fund in effect recognizes its (indirect) proportionate share of those losses (which will be reflected in the underlying fund’s shares’ NAV) when it disposes of the shares. Moreover, even when a Fund does make such a disposition at a loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund will not be able to offset any net capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the so-called “wash sale” rules may apply to Fund redemptions of underlying fund shares that have generated losses. A wash sale occurs if a Fund redeems shares of an underlying fund (whether for rebalancing the Fund’s portfolio of underlying fund shares or otherwise) at a loss and the Fund acquires other shares of that underlying fund during the period beginning 30 days before and ending 30 days after the date of the redemption. Any loss a Fund realizes on such a redemption will be disallowed to the extent of such a replacement, in which event the basis in the acquired shares will be adjusted to reflect the disallowed loss. These rules could defer a Fund’s losses on wash sales of underlying fund shares for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net realized capital gains that a Fund will be required to distribute to its shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds in which it invests (“underlying funds’ securities”), rather than investing in the underlying fund shares. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, QDI, and eligibility for the DRD) will not necessarily be the same as it would have been had the Fund invested directly in the underlying fund’s securities.

Depending on a Fund’s percentage ownership in an underlying fund before and after a redemption of the underlying fund’s shares, the redemption may be treated as a dividend in the full amount of the redemption proceeds instead of generating a capital gain or loss. This could be the case where the underlying fund is not a “publicly offered [RIC]” (as defined in the Code) or is a closed-end fund and the Fund redeems only a small portion of its interest therein. Dividend treatment of a redemption by a Fund would affect the amount and character of income the Fund must distribute for the taxable year in which the redemption occurred. It is possible that such a dividend would qualify as QDI if the underlying fund reports the distribution of the redemption proceeds as such; otherwise, it would be taxable as ordinary income and could cause shareholders of the redeeming Fund to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.

If a Fund receives dividends from an underlying fund that reports the dividends as QDI and/or as eligible for the DRD, then the Fund would be permitted, in turn, to report to its shareholders the portions of its distributions attributable thereto as QDI and/or eligible for the DRD, respectively, provided the Fund meets applicable holding period and other requirements with respect to the underlying fund’s shares.

If a Fund is a “qualified fund of funds” (i.e., a RIC at least 50% of the value of the total assets of which is represented by interests in other RICs at the close of each quarter of its taxable year), it will be able to (1) pay exempt-interest dividends to its shareholders without regard to whether it satisfies the 50% Exempt-Interest Dividend Requirement and (2) elect to pass-through to its shareholders any foreign taxes paid by an underlying fund in which the Fund invests that itself has elected to pass those taxes through to its shareholders, so that shareholders of the Fund would be eligible to claim a tax credit or deduction for those taxes (as well as any foreign taxes paid by the Fund). However, even if a Fund qualifies to make the election for any year, it may determine not to do so.

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The foregoing is an abbreviated summary of certain federal tax considerations affecting each Fund and its shareholders. It does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code and the regulations promulgated thereunder and judicial decisions and administrative pronouncements published at the date of this SAI, all of which are subject to change, some of which may be retroactive. Prospective investors are urged to consult their own tax advisers for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

FUND TRANSACTIONS

Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Funds typically do not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), each Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, the Manager considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. The Funds that are authorized to invest in loans will purchase them in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase loans from these financial institutions, NBIA may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of loans.

In effecting securities transactions, the Funds seek to obtain the best price and execution of orders. While affiliates of NBIA are permitted to act as brokers for the Funds in the purchase and sale of their portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution (“Affiliated Brokers”), the Funds generally will use unaffiliated brokers. For Fund transactions which involve securities traded on the OTC market, each Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.

During the fiscal year ended October 31, 2020, Neuberger Berman Core Bond Fund paid brokerage commissions of $4,869, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2021, Neuberger Berman Core Bond Fund paid brokerage commissions of $7,453, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2022, Neuberger Berman Core Bond Fund paid brokerage commissions of $11,158, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2022, transactions in which Neuberger Berman Core Bond Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Core Bond Fund. 100% of the $11,158 paid to other brokers by Neuberger Berman Core Bond Fund during that fiscal year (representing commissions on transactions involving approximately $20,084) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2022, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup, Inc., Morgan Stanley & Co., Inc., Bank of America Securities, LLC, Goldman Sachs & Co., Wells Fargo Brokerage Services, JP Morgan Chase & Co., Inc., UBS Group AG, Credit Suisse Securities (USA) LLC, and BNP Parabis; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup, Inc., $ 5,954,799; Morgan Stanley & Co., Inc., $5,886,860; Bank of America Securities, LLC, $5,115,246; Goldman Sachs & Co., $4,158,096; Wells Fargo Brokerage Services, LLC, $3,482,491; JP Morgan Chase & Co., Inc., $2,836,740; UBS Group AG, $1,901,506; Credit Suisse Securities (USA) LLC, $1,127,275; and BNP Parabis, $878,801.

During the fiscal year ended October 31, 2020, Neuberger Berman Emerging Markets Debt Fund paid brokerage commissions of $561, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2021, Neuberger Berman Emerging Markets Debt Fund paid brokerage commissions of $1,104, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2022, Neuberger Berman Emerging Markets Debt Fund paid brokerage commissions of $1,557, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2022, transactions in which Neuberger Berman Emerging Markets Debt Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Emerging Markets Debt Fund. 100% of the $1,557 paid to other brokers by Neuberger Berman Emerging Markets Debt Fund during that fiscal year (representing commissions on transactions involving approximately $1,741) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2022, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended October 31, 2020, Neuberger Berman Floating Rate Income Fund paid brokerage commissions of $1,929, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2021, Neuberger Berman Floating Rate Income Fund paid brokerage commissions of $576, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2022, Neuberger Berman Floating Rate Income Fund did not pay brokerage commissions. During the fiscal year ended October 31, 2022, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc., and Bank of America Securities, LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $1,035,184; and Bank of America Securities, LLC, $959,175.

During the fiscal year ended October 31, 2020, Neuberger Berman High Income Bond Fund did not pay brokerage commissions.

During the fiscal year ended October 31, 2021, Neuberger Berman High Income Bond Fund did not pay brokerage commissions.

During the fiscal year ended October 31, 2022, Neuberger Berman High Income Bond Fund paid brokerage commissions of $3,700, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2022, transactions in which Neuberger Berman High Income Bond Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman High Income Bond Fund. 100% of the $3,700 paid to other brokers by Neuberger Berman High Income Bond Fund during that fiscal year (representing commissions on transactions involving approximately $18,558,501) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2022, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): JP Morgan Chase & Co., Inc., and Bank of America Securities, LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: JP Morgan Chase & Co., Inc., $2,172,994; and Bank of America Securities, LLC, $2,069,550.

During the fiscal year ended October 31, 2020, Neuberger Berman Municipal High Income Fund paid brokerage commissions of $3,984, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2021, Neuberger Berman Municipal High Income Fund paid brokerage commissions of $1,008, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2022, Neuberger Berman Municipal High Income Fund paid brokerage commissions of $4,672, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2022, transactions in which Neuberger Berman Municipal High Income Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Municipal High Income Fund. 100% of the $4,672 paid to other brokers by Neuberger Berman Municipal High Income Fund during that fiscal year (representing commissions on transactions involving approximately $13,946,646) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2022, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended October 31, 2020, Neuberger Berman Municipal Intermediate Bond Fund did not pay brokerage commissions.

During the fiscal year ended October 31, 2021, Neuberger Berman Municipal Intermediate Bond Fund did not pay brokerage commissions.

During the fiscal year ended October 31, 2022, Neuberger Berman Municipal Intermediate Bond Fund did not pay brokerage commissions. During the fiscal year ended October 31, 2022, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended October 31, 2020, Neuberger Berman Municipal Impact Fund did not pay brokerage commissions.

During the fiscal year ended October 31, 2021, Neuberger Berman Municipal Impact Fund did not pay brokerage commissions.

During the fiscal year ended October 31, 2022, Neuberger Berman Municipal Impact Fund did not pay brokerage commissions. During the fiscal year ended October 31, 2022, the Fund did not acquire or hold any securities of its regular brokers or dealers.

During the fiscal year ended October 31, 2020, Neuberger Berman Short Duration Bond Fund paid brokerage commissions of $2,653, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2021, Neuberger Berman Short Duration Bond Fund paid brokerage commissions of $5,928, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2022, Neuberger Berman Short Duration Bond Fund paid brokerage commissions of $28,596, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2022, transactions in which Neuberger Berman Short Duration Bond Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Short Duration Bond Fund. 100% of the $28,596 paid to other brokers by Neuberger Berman Short Duration Bond Fund during that fiscal year (representing commissions on transactions involving approximately $8,612,614) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2022, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Citigroup, Inc., Morgan Stanley & Co., Inc., Bank of America Securities, LLC, Goldman Sachs & Co., Wells Fargo Brokerage Services, LLC, JP Morgan Chase & Co., Inc., and BNP Parabis; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Citigroup, Inc., $ 4,846,676; Morgan Stanley & Co., Inc., $4,222,888; Bank of America Securities, LLC, $3,820,284; Goldman Sachs & Co., $3,663,167; Wells Fargo Brokerage Services, LLC, $3,487,115; JP Morgan Chase & Co., Inc., $3,407,852; and BNP Parabis, $1,533,929.

During the fiscal year ended October 31, 2020, Neuberger Berman Strategic Income Fund paid brokerage commissions of $83,525, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2021, Neuberger Berman Strategic Income Fund paid brokerage commissions of $51,374, of which $0 was paid to Neuberger Berman.

During the fiscal year ended October 31, 2022, Neuberger Berman Strategic Income Fund paid brokerage commissions of $118,344, of which $0 was paid to Neuberger Berman. During the fiscal year ended October 31, 2022, transactions in which Neuberger Berman Strategic Income Fund used Neuberger Berman as broker comprised 0% of the aggregate dollar amount of transactions involving the payment of commissions, and 0% of the aggregate brokerage commissions paid by Neuberger Berman Strategic Income Fund. 100% of the $118,344 paid to other brokers by Neuberger Berman Strategic Income Fund during that fiscal year (representing commissions on transactions involving approximately $54,652,081) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended October 31, 2022, the Fund acquired securities of the following of its “regular brokers or dealers” (as defined under the 1940 Act): Bank of America Securities, LLC, JP Morgan Chase & Co., Inc., Goldman Sachs & Co., Citigroup, Inc., Credit Suisse Securities (USA) LLC, Barclays Capital, Inc., Morgan Stanley & Co., Inc., UBS Group AG, BNP Parabis, and Wells Fargo Brokerage Services, LLC; at that date, the Fund held the securities of its regular brokers or dealers with an aggregate value as follows: Bank of America Securities, LLC, $ 35,613,873; JP Morgan Chase & Co., Inc., $18,712,613; Goldman Sachs & Co., $18,287,977; Citigroup, Inc., $13,997,169; Credit Suisse Securities (USA) LLC, $11,849,855; Barclays Capital, Inc., $11,124,878; Morgan Stanley & Co., Inc., $11,096,005; UBS Group AG, $10,663,138; BNP Parabis, $5,959,534; and Wells Fargo Brokerage Services, LLC, $3,487,427.

The amount of brokerage commissions paid by a Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by the Manager, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.

Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker other than an Affiliated Broker to execute Fund transactions, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services (“research services”) provided by those brokers as well as any expense offset arrangements offered by the brokers. Each Fund may use an Affiliated Broker where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers.

To the Funds’ knowledge, no affiliate of any Fund receives give-ups or reciprocal business in connection with its securities transactions. No Fund effects transactions with or through broker-dealers in accordance with any formula or for selling shares of any Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

The use of an Affiliated Broker for each Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, the Trust and NBIA expressly authorize the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by each Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, with respect to each Fund the commissions paid an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA’s judgment. The Funds do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of a Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time will review, among other things, information relating to the commissions charged by an Affiliated Broker to the Funds and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability.

To ensure that accounts of all investment clients, including a Fund, are treated fairly in the event that an Affiliated Broker receives transaction instructions regarding the same security for more than one investment account at or about the same time, the Affiliated Broker may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board, an Affiliated Broker may enter into agency cross-trades on behalf of a Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, the Affiliated Broker would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Fund cannot be an account over which the Affiliated Broker exercises investment discretion. A member of the Board who will not be affiliated with the Affiliated Broker will review information about each agency cross-trade that the Fund participates in.

In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.

A committee comprised of officers of NBIA and/or employees of NBEL who are portfolio managers of the Funds and Other NB Funds (collectively, “NB Funds”) and some of NBIA’s and/or NBEL’s managed accounts (“Managed Accounts”) periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than an Affiliated Broker may be higher than the amount another firm might charge if the Manager determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. The Manager believes that those research services benefit the Funds by supplementing the information otherwise available to the Manager. That research may be used by the Manager in servicing Other NB Funds and, in some cases, by NBEL in servicing the Managed Accounts. On the other hand, research received by the Manager from brokers effecting portfolio transactions on behalf of the Other NB Funds and by NBEL from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Funds’ benefit.

In certain instances the Manager may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced the Manager’s normal internal research activities, the Manager’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, the Manager is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to the Manager by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of the Manager and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, the Manager always considers its best execution obligation when deciding which broker to utilize.

A Fund may, from time to time, loan portfolio securities to broker-dealers affiliated with NBIA (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by a Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by a Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, investment strategy changes, and/or changes in the Manager’s investment outlook, as well as changes in mortgage dollar roll transaction volume.

Proxy Voting

The Board has delegated to NBIA the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Funds. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy. The Proxy Voting Policy can be found in Appendix B to this SAI. NBIA’s Governance and Proxy Voting Guidelines (“voting guidelines”) are available on www.nb.com.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party. NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

A Fund may invest in shares of affiliated funds and may own substantial portions of these underlying affiliated funds. When a Fund holds shares of underlying affiliated funds, the Fund will vote proxies of those funds in the same proportion as the vote of all other holders of the fund’s shares, unless the Board otherwise instructs.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or by visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Funds prohibit the disclosure of their portfolio holdings, before such portfolio holdings are publicly disclosed, to any outside parties, including individual or institutional investors, intermediaries, third party service providers to NBIA or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Funds’ legitimate business purposes and is in the best interests of their shareholders (the “Best Interests Standard”).

NBIA and the Funds have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NBIA or the Funds with a specific business reason to know the portfolio holdings of the Funds (e.g., custodians, prime brokers, etc.) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” NBIA may expand the categories of Allowable Recipients only if it is determined that the Best Interests Standard has been met and only with the written concurrence of NBIA’s legal and compliance department. These procedures are designed to address conflicts of interest between the shareholders, on the one hand, and NBIA or any affiliated person of either NBIA or the Funds on the other, by creating a review and approval process of Potential Recipients of portfolio holdings consistent with the Best Interests Standard.

NBIA serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these other funds and accounts may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

Public Disclosure

Portfolio Characteristics and Select Portfolio Holdings Information – Generally, no earlier than five business days after month end, the Funds may publicly disclose on the Funds’ website, including in Portfolio Manager commentaries, Fact Sheets or other marketing materials, certain portfolio characteristics for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund; up to the top 10 holdings that contributed to or detracted from performance; or changes to portfolio composition, including up to five Fund holdings that were bought or sold during the period. Funds that engage in short selling may also disclose up to the 10 top short positions.

In addition, the Funds may distribute portfolio attribution analyses, portfolio characteristics and related data and commentary that may be based on non-public portfolio holdings (“Portfolio Data”) to third-parties upon request. Such parties may include, but are not limited to, members of the press, investors or potential investors in the Fund, or representatives of such investors or potential investors, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. This permits the distribution of oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Complete Portfolio Holdings – Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Funds’ website, which is accessible to the public. The Funds typically disclose their complete portfolio holdings 15 to 30 calendar days after the relevant period end on the Fund’s website at www.nb.com. A Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com. Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

Selective Disclosure Procedures

Disclosure of portfolio holdings may be requested by completing and submitting a holdings disclosure form to NBIA’s legal and compliance department or to the Funds’ Chief Compliance Officer for review, approval and processing.

Neither the Funds, NBIA, nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings. Each Allowable Recipient must be subject to a duty of confidentiality or sign a non-disclosure agreement, including an undertaking not to trade on the information, before they may become an Approved Recipient. Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. The Funds’ Chief Compliance Officer shall report any material issues that may arise under these policies to the Board.

Pursuant to a Code of Ethics adopted by the Funds and NBIA (“NB Code”), employees are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Funds except to persons whose responsibilities require knowledge of the information. The NB Code also prohibits any individual associated with the Funds or NBIA, from engaging directly or indirectly, in any transaction in securities held or to be acquired by the Funds while in possession of material non-public information regarding such securities or their issuer.

Portfolio Holdings Approved Recipients

The Funds currently have ongoing arrangements to disclose portfolio holdings information prior to its being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). Each Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, each Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of each Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of any Fund, except with such Fund’s written consent. State Street receives reasonable compensation for its services and expenses as custodian.

Securities Lending Agent. Each Fund has entered into a securities lending agreement with State Street under which State Street acts as a principal borrower or agent to lend securities to entities on State Street’s approved list of borrowers, which includes State Street and its affiliates. Those principal borrowers or agents may receive each Fund’s portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. Each Fund pays State Street a fee for agency and/or administrative services related to its role as lending agent. Each Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds. The Funds may also disclose portfolio holdings information prior to its being made public to their independent registered public accounting firm, legal counsel, financial printers, proxy voting firms, pricing vendors and other third-party service providers to the Funds who require access to this information to fulfill their duties to the Funds.

In addition, the Funds may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NBIA and/or NBEL. Currently, each Fund provides its complete portfolio holdings to FactSet Research Systems Inc. (“FactSet”) each day for this purpose. FactSet receives reasonable compensation for its services.

The Funds may also, from time to time, disclose portfolio holdings information to a proxy solicitation service, Glass Lewis, or to a class action service provider, Financial Recovery Technologies, although they typically receive holdings information after that information is already public.

The Funds may also, from time to time, disclose portfolio holdings information to trade organizations, such as the Investment Company Institute and the Loan Syndicates & Trading Association.

In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies. Each Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. Each Fund provides its complete portfolio holdings to: Lipper, a Refinitiv company, on the sixth business day following each month-end, and Bloomberg and Morningstar on the 16th calendar day following month-end if the Fund posts its holdings monthly (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis no earlier than the 15th calendar day following the relevant quarter-end). No compensation is received by any Fund, NBIA, NBEL, or any other person in connection with the disclosure of this information. NBIA either has entered into or expects shortly to enter into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep each Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the respective independent registered public accounting firm for the Fund. Each Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

Each Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of March 27, 2014. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has 9 separate operating series. The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to June 1, 2009, the name of the Trust was Lehman Brothers Income Funds. Prior to June 1, 2007, the name of the Trust was Neuberger Berman Income Funds.

On February 28, 2007, each of Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund changed its name from Neuberger Berman High Income Bond Fund, Neuberger Berman Limited Maturity Bond Fund and Neuberger Berman Strategic Income Fund to Lehman Brothers High Income Bond Fund, Lehman Brothers Short Duration Bond Fund and Lehman Brothers Strategic Income Fund, respectively. On September 26, 2008, each of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund changed its name from Lehman Brothers Core Bond Fund, Lehman Brothers High Income Bond Fund, Lehman Brothers Short Duration Bond Fund and Lehman Brothers Strategic Income Fund to Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund, respectively.

On February 28, 2007, Neuberger Berman Municipal Intermediate Bond Fund changed its name from Neuberger Berman Municipal Securities Trust to Lehman Brothers Municipal Securities Trust; on September 26, 2008, it changed its name from Lehman Brothers Municipal Securities Trust to Neuberger Berman Municipal Securities Trust; and on February 27, 2009, it changed its name to Neuberger Berman Municipal Intermediate Bond Fund.

On June 2, 2014, Neuberger Berman Emerging Markets Debt Fund changed its name from Neuberger Berman Emerging Markets Income Fund.

On June 16, 2018, Neuberger Berman Municipal Impact Fund changed its name from Neuberger Berman New York Municipal Income Fund.

Description of Shares. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings. The Fund Trustees do not intend to hold annual meetings of shareholders of the Funds. The Fund Trustees will call special meetings of shareholders of a Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that Fund or Class entitled to vote at the meeting.

Certain Provisions of Trust Instrument. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other. For Fund shares that can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with the Distributor to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

Each Fund has selected State Street, One Lincoln Street, Boston, MA 02111, as custodian for its securities and cash. SS&C serves as each Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions. All correspondence should be mailed to Neuberger Berman Funds, P.O. Box 219189, Kansas City, MO 64121-9189.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2023, the following are all of the beneficial and record owners of five percent or more of a Class of a Fund’s shares. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

Fund and Class@	Name and Address	Percentage of Shares Held
Neuberger Berman Core Bond Fund - Class A	UMB BANK, NA FIDUCIARY FOR VARIOUS TAX DEFERRED ACCOUNTS 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	34.23%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25.15%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	14.29%
	SECURITY BENEFIT LIFE INSURANCE CO 1 SW SECURITY BENEFIT PL TOPEKA KS 66636-1000	12.10%
Neuberger Berman Core Bond Fund - Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	32.80%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	18.82%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.80%
	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.06%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.95%

Fund and Class@	Name and Address	Percentage of Shares Held
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.01%
Neuberger Berman Core Bond Fund - Class R6	EMPOWER TRUST FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	43.18%
	MID ATLANTIC TRUST COMPANY FBO MATC FBO VARIOUS CREATIVE WEALTH ST 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	25.24%
	MATRIX TRUST COMPANY CUST FBO SEARCY DENNEY SCAROLA BARNHART & SH PO BOX 52129 PHOENIX AZ 85072-2129	12.84%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.65%
Neuberger Berman Core Bond Fund - Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	38.35%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	9.36%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	9.24%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.46%

Fund and Class@	Name and Address	Percentage of Shares Held
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.55%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.89%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6.19%
Neuberger Berman Core Bond Fund - Investor Class	NEAR NORTH HEALTH SERV CORP NOT-FOR-PROFIT CORPORATION 1276 N CLYBOURN AVE CHICAGO IL 60610-2003	7.20%
Neuberger Berman Emerging Markets Debt Fund - Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	31.60%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.83%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	16.43%
Neuberger Berman Emerging Markets Debt Fund - Class C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	83.31%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.60%

Fund and Class@	Name and Address	Percentage of Shares Held
Neuberger Berman Emerging Markets Debt Fund - Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	48.23%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	14.20%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.42%
	STRATEGIC PARTNERSHIP FUND NB LLC NEUBERGER BERMAN INV ADVISERS LLC AS MANAGER ATTN: PRIVATE FUND CLIENT SERVICE 1290 AVE OF THE AMERICAS 22ND FL NEW YORK NY 10104-0002	8.59%
	DTE ENERGY COMPANY AFFILIATES EMPLOYEE BENEFIT PLANS MASTER TRUST ATTN: GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	5.45%
Neuberger Berman Floating Rate Income Fund - Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	16.60%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.30%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.89%

Fund and Class@	Name and Address	Percentage of Shares Held
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.40%
Neuberger Berman Floating Rate Income Fund - Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	39.04%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	17.53%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.71%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.69%
	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.20%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.91%
Neuberger Berman Floating Rate Income Fund - Institutional Class	NATIONAL FINANCIAL SERV CORP LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	37.57%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	13.92%

Fund and Class@	Name and Address	Percentage of Shares Held
	EMPLOYEES RETIREMENT FUND OF THE CITY OF DALLAS ATTN CHERYL D ALSTON 1920 MCKINNEY AVE 10TH FL DALLAS TX 75201-2483	9.03%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6.99%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.65%
	SAN JOAQUIN COUNTY EMPLOYEES RETIREMENT ASSOCIATION (SJCERA) ATTN: JOHANNA SHICK CEO SJCERA 6 S EL DORADO ST STE 400 STOCKTON CA 95202-2804	6.08%
Neuberger Berman High Income Bond Fund - Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	27.75%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	15.59%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.86%
Neuberger Berman High Income Bond Fund - Class C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	45.50%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	19.51%

Fund and Class@	Name and Address	Percentage of Shares Held
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINSTRATION (97NX1) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.97%
Neuberger Berman High Income Bond Fund - Class E	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS SAL VELLA 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	100.00%
Neuberger Berman High Income Bond Fund - Class R3	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY TREASURY DEPARTMENT ONE ORANGE WAY WINDSOR CT 06095-4773	42.68%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	30.16%
	STEVEN HOLLINGSHEAD TTEE FBO HOLLYS CUSTOM PRINT INC 401K PSP C/O FASCORE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	10.63%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.01%
	JEFFREY FRENCH TTEE FBO JEFFREY B FRENCH DVM 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.06%
Neuberger Berman High Income Bond Fund - Class R6	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	28.17%

Fund and Class@	Name and Address	Percentage of Shares Held
	DTE ENERGY COMPANY AFFILIATES EMPLOYEE BENEFIT PLANS MASTER TRUST ATTN: GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	25.46%
	DETROIT EDISON QUALIFED NUCLEAR DECOMMISSIONING TRUST ATTN GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	22.78%
	DTE ENERGY COMPANY MASTER VEBA TRUST ATTN: GREG DUREN 1 ENERGY PLZ DETROIT MI 48226-1221	6.95%
Neuberger Berman High Income Bond Fund - Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	31.89%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	20.63%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	13.53%
	SEI PRIVATE TRUST COMPANY C/O TRUIST ID 866 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.71%
Neuberger Berman High Income Bond Fund - Investor Class	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	25.04%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	23.35%

Fund and Class@	Name and Address	Percentage of Shares Held
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.02%
Neuberger Berman Municipal High Income Fund - Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (9EGS6) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	24.53%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	19.20%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.21%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	11.01%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.80%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.46%
Neuberger Berman Municipal High Income Fund - Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	76.70%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.30%

Fund and Class@	Name and Address	Percentage of Shares Held
Neuberger Berman Municipal High Income Fund - Institutional Class	NATIONAL FINANCIAL SERV CORP LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	83.76%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8.91%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.06%
Neuberger Berman Municipal Impact Fund - Class A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	43.90%
	VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	21.36%
	UMB BANK NA CUST SEP IRA FBO MICHAEL J COLEMAN 2217 ISLE ROYALE LN DAVIS CA 95616-6616	14.30%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.75%
Neuberger Berman Municipal Impact Fund - Class C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	68.08%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.78%

Fund and Class@	Name and Address	Percentage of Shares Held
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.14%
Neuberger Berman Municipal Impact Fund - Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28.73%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	6.33%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.73%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.56%
Neuberger Berman Municipal Intermediate Bond Fund - Investor Class	MILTON W ROGGENKAMP REVOCABLE TR MILTON W ROGGENKAMP TTEE UA DTD 06/17/2008 144 ARROWHEAD DR W LAFAYETTE IN 47906-2105	9.41%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	5.65%
Neuberger Berman Municipal Intermediate Bond Fund - Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	36.52%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	20.54%

Fund and Class@	Name and Address	Percentage of Shares Held
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.40%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.89%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.87%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.85%
Neuberger Berman Municipal Intermediate Bond Fund - Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	24.74%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	19.06%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	14.19%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.83%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.20%

Fund and Class@	Name and Address	Percentage of Shares Held
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	8.62%
Neuberger Berman Municipal Intermediate Bond Fund - Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	81.77%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	7.24%
Neuberger Berman Short Duration Bond Fund - Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	84.32%
	CITY OF HOLLYWOOD EMPLOYEES RETIREMENT FUND PO BOX 229045 HOLLYWOOD FL 33022-9045	10.30%
Neuberger Berman Short Duration Bond Fund - Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	34.86%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14.36%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM ATTN FUND ADMINISTRATION (98055) 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	12.40%

Fund and Class@	Name and Address	Percentage of Shares Held
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11.21%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.42%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.95%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.77%
Neuberger Berman Short Duration Bond Fund - Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	30.43%
	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25.08%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	22.74%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.97%

Fund and Class@	Name and Address	Percentage of Shares Held
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.42%
	GREG GRAVENMIER TTEE FBO SEALING SPECIALIST INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.24%
Neuberger Berman Short Duration Bond Fund - Investor Class	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10.17%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.68%
Neuberger Berman Short Duration Bond Fund - Trust Class	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001	38.37%
	NATIONWIDE LIFE INSURANCE COMPANY (QPVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21.57%
	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17.98%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	8.35%
	MG TRUST COMPANY CUST. FBO BRANDT COMPANY, INC. 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	5.64%
Neuberger Berman Strategic Income Fund - Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	25.08%
	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	20.17%

Fund and Class@	Name and Address	Percentage of Shares Held
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	11.93%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.02%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.59%
Neuberger Berman Strategic Income Fund - Class C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCOUNT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	19.95%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.77%
	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.51%
	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	12.51%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	10.06%

Fund and Class@	Name and Address	Percentage of Shares Held
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.07%
Neuberger Berman Strategic Income Fund - Class R6	SEI PRIVATE TRUST COMPANY C/O CIBC PRIVATE WEALTH GROUP ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	10.79%
	CEMENT & CONCRETE WORKERS DISTRICT COUNCIL PENSION FUND JACK BRUNETTI & ALEX CASTALDI TTEES ATTN ALEXA ANGELONE 21438 42ND AVE FL 2ND BAYSIDE NY 11361	9.04%
	LOCAL 1205 PENSION PLAN ATTN DIANA PUGLISI - FUND ADMIN 246 CONKLIN ST FARMINGDALE NY 11735-2657	8.77%
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	8.57%
	USWU LOCAL 74 WELFARE FUND ATTN CHARLES A POEKEL JR ESQ 3636 33RD ST STE 202 LONG ISLAND CITY NY 11106-2329	5.76%
	STRATEGIC PARTNERSHIP FUND NB LLC NEUBERGER BERMAN INV ADVISERS LLC AS MANAGER ATTN: PRIVATE FUND CLIENT SERVICE 1290 AVE OF THE AMERICAS 22ND FL NEW YORK NY 10104-0002	5.10%
Neuberger Berman Strategic Income Fund - Institutional Class	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.51%

Fund and Class@	Name and Address	Percentage of Shares Held
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	20.34%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FUND ADMINISTRATION ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	11.46%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.97%
Neuberger Berman Strategic Income Fund - Trust Class	NATIONAL FINANCIAL SERV CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	26.19%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.25%

@As of the date of this SAI, Class R6 of Neuberger Berman Short Duration Bond Fund had not yet commenced operations.

As of January 31, 2023, the following shareholders owned of record or beneficially more than 25% of the outstanding shares of a Fund as set forth below. A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent Owned
Neuberger Berman Core Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	34.77%
Neuberger Berman Emerging Markets Debt Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	47.77%
Neuberger Berman Floating Rate Income Fund	NATIONAL FINANCIAL SERV CORP LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	36.03%
Neuberger Berman High Income Bond Fund	NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF THEIR CLIENTS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.28%
Neuberger Berman Municipal High Income Fund	NATIONAL FINANCIAL SERV CORP LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	82.69%
Neuberger Berman Municipal Impact Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	28.62%
Neuberger Berman Municipal Intermediate Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	76.49%
Neuberger Berman Short Duration Bond Fund	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	74.2%

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to a contract or other document a copy of which is filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from each Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2022:

The audited financial statements of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund, notes thereto, and the reports of Ernst & Young LLP, independent registered public accounting firm, with respect to such audited financial statements.

APPENDIX A

Long-Term and Short-Term Debt Securities Rating Descriptions

S&P Global Ratings – Long-Term Issue Credit Ratings*:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

A-1

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days, in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) -- Global Long-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

A-2

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch Ratings (“Fitch”) -- Corporate Finance Obligations – Long-Term Rating Scale:

The following descriptions have been published by Fitch, Inc. and Fitch Ratings Ltd. and its subsidiaries.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B – Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC – Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC – Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C – Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

A-3

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

DBRS --Long Term Obligations Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC, C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

A-4

S&P Global Ratings -- Short-Term Issue Credit Ratings:

The following descriptions have been published by Standard & Poor’s Financial Services LLC.

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

B - A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D - A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s -- Global Short-Term Rating Scale:

The following descriptions have been published by Moody’s Investors Service, Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

A-5

P-2 - Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch -- Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance:

The following descriptions have been published by Fitch Inc. and Fitch Ratings Ltd. and its subsidiaries.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

DBRS -- Commercial Paper and Short-Term Debt Rating Scale:

The following descriptions have been published by Dominion Bond Rating Service.

R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

A-6

R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 – Lowest end of adequate credit quality. There is capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a distressed exchange.

A-7

APPENDIX B

APRIL 2019

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION AND GENERAL PRINCIPLES

A.	Certain subsidiaries of Neuberger Berman Group LLC (“NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients.

B.	NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.	NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D.	In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.	In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

F.	NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.	RESPONSIBILITY AND OVERSIGHT

A.	NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for: (1) developing, authorizing, implementing and updating NB’s policies and procedures; (2) administering and overseeing the governance and proxy voting processes; and (3) engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies. NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C.	The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Head of Global Equity Research, the Head of ESG Investing, and senior portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may be included for purposes of ensuring a quorum.

D.	In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.	PROXY VOTING GUIDELINES

A.	The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B.	Our views regarding corporate governance and engagement, and the related stewardship actions, are led by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

C.	We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D.	In the event that a senior investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with NB’s Voting Guidelines, the investment professional will submit in writing the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the situation and with the intention of remaining consistent with our Engagement Principles.

IV.	PROXY VOTING PROCEDURES

A.	NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.	NB has engaged Glass Lewis as its advisor and voting agent to: (1) provide research on proxy matters; (2) vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner; (3) handle other administrative functions of proxy voting; (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and (5) maintain records of votes cast.

C.	Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D.	Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V.	CONFLICTS OF INTEREST

A.	Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B.	In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Legal & Compliance Department advising the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i)	take no further action, in which case Glass Lewis shall vote such proxy in accordance with the Voting Guidelines;

(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;

(iii)	suggest that the client or clients engage another party to determine how to vote the proxy; or

(iv)	engage another independent third party to determine how to vote the proxy. A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.	In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Legal & Compliance Department advising the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D.	Material conflicts cannot be resolved by simply abstaining from voting.

VI.	RECORDKEEPING

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including: (1) a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request; (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis); (3) a record of each vote cast (which Glass Lewis maintains on NB’s behalf); (4) a copy of each questionnaire completed by any NB Investment Professional under Section V above; and (5) any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department.

VII.	ENGAGEMENT AND MONITORING

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.	SECURITIES LENDING

Some NB products may participate in a securities lending program. Where a security on loan is subject to a proxy event and a determination has been made that the shares on loan may have a meaningful impact on the vote outcome and the potential value of the security, a portfolio manager, in consultation with relevant investment professionals, will restrict the security from lending, or will make best efforts to recall the security from the lending program, in the best interest of the client. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.	DISCLOSURE

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds). Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies after the meeting has taken place as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for its voting positions on important or topical issues (e.g., climate change or gender diversity). Additionally, our current and ongoing activities can be viewed through regular publication of case studies and thematic papers on NB’s ESG Investing website: www.nb.com/esg

Proxy Committee Membership as of December 2022:

Joseph Amato, President and Chief Investment Officer (Equities)

Jonathan Bailey, Head of ESG Investing

Elias Cohen, Portfolio Manager

Timothy Creedon, Director of Global Equity Research

Richard Glasebrook, Portfolio Manager

Caitlin McSherry, ESG Investing

Brett Reiner, Portfolio Manager

Amit Solomon, Portfolio Manager

Corey Issing*, Legal and Compliance

*Corey Issing serves in an advisory role to the Committee. Mr. Issing is an ex officio member of the Committee. Mr. Issing will only vote as a full member of the Committee if his vote is needed to establish a quorum or in the event that his vote is needed to break a tie vote.

NEUBERGER BERMAN INCOME FUNDS

POST-EFFECTIVE AMENDMENT NO.145 ON FORM N-1A

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit Number	Description

(a)	(1)	Restated Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 127 to Neuberger Berman Income Funds’ (“Registrant’s”) Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed April 26, 2017).

	(2)	Trust Instrument, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 30, 2014).

	(3)	Amended Trust Instrument Schedule A - Listing the Current Series and Classes of Neuberger Berman Income Funds. Incorporated by Reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 6, 2021).

(b)	By-Laws, Amended and Restated. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2018).

(c)	(1)	Trust Instrument, Amended and Restated, Articles IV, V, and VI. Incorporated by Reference to Item (a)(2) above.

	(2)	By-Laws, Amended and Restated, Articles V, VI, and VIII. Incorporated by Reference to Item (b) above.

(d)	(1)	(i) Management Agreement Between Registrant and Neuberger Berman Management LLC (“NB Management”) with Respect to Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii) Amended Management Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 138 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 26, 2020).

	(2)	(i) Management Agreement Between Registrant and NB Management with Respect to Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund).Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

(ii) Amended Management Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 141 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 25, 2021).

Exhibit Number	Description

	(3)	Novation of Management Agreement entered into as of January 1, 2016, by and among Registrant, NB Management, and Neuberger Berman Investment Advisers LLC (“NBIA”) with Respect to all Series whether now existing or hereafter established that are subject to the Management Agreements dated May 4, 2009 by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 26, 2016).

	(4)	(i)	Sub-Advisory Agreement Between NB Management and Neuberger Berman Europe Limited (“NBEL”) with Respect to Neuberger Berman Emerging Markets Debt Fund. Incorporated by Reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed January 29, 2014).

		(ii)	Amended Sub-Advisory Agreement Schedules A and B. Incorporated by Reference to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 25, 2015).

	(5)	Novation of Sub-Advisory Agreement entered into as of January 1, 2016, by and among NB Management, NBEL, and NBIA with Respect to certain Series now existing or hereafter established as agreed from time to time by the parties pursuant to Sub-Advisory Agreements dated December 1, 2013 and February 13, 2014, respectively, between NB Management and NBEL. Incorporated by Reference to Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 26, 2016).

(e)	(1)	(i)	Distribution Agreement Between Registrant and NB Management with Respect to Investor Class Shares of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Distribution Agreement Schedule with Respect to Investor Class Shares of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund and Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(2)	(i)	Distribution Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Distribution Agreement Schedule with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

Exhibit Number	Description

	(3)	(i)	Distribution Agreement Between Registrant and NB Management with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Distribution Agreement Schedule with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(4)	(i)	Distribution and Services Agreement Between Registrant and NB Management with Respect to Investor Class Shares of Neuberger Berman Core Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Investor Class Shares of Neuberger Berman Core Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(5)	(i)	Distribution and Services Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(6)	(i)	Distribution and Services Agreement Between Registrant and NB Management with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(7)	(i)	Distribution and Services Agreement Between Registrant and NB Management with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(8)	(i)	Distribution and Services Agreement Between Registrant and NB Management with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

Exhibit Number	Description

		(ii)	Amended Distribution and Services Agreement Schedule with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(9)	(i)	Distribution Agreement Between Registrant and NB Management with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed March 14, 2013).

		(ii)	Amended Distribution Agreement Schedule with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(10)	(i)	Novation of Distribution Agreement entered into as of July 1, 2016, by and among Registrant, NB Management, and Neuberger Berman LLC (“NB LLC”) with Respect to all Series whether now existing or hereafter established that are subject to the Distribution Agreements dated May 4, 2009 for Institutional Class, Investor Class, and Trust Class Shares and March 14, 2013 for Class R6 Shares by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 124 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 22, 2016).

		(ii)	Novation of Distribution and Services Agreement entered into as of July 1, 2016, by and among Registrant, NB Management, and NB LLC with Respect to all Series whether now existing or hereafter established that are subject to the Distribution and Services Agreements dated May 4, 2009 for Investor Class, Class A, Class C, and Trust Class Shares and May 15, 2009 for Class R3 Shares by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 124 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 22, 2016).

	(11)	Distribution Agreement Between Registrant and Neuberger Berman BD LLC with Respect to Class E Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 2, 2021).

(f)	Bonus, Profit Sharing Contracts. None.

(g)	(1)	(i)	Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 23, 1996).

		(ii)	Schedule of Compensation under the Custodian Contract. Incorporated by Reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed January 31, 1997).

		(iii)	Amendment to Custodian Contract Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(h)	(1)	Transfer Agency and Service Agreement Between Registrant and State Street Bank and Trust Company. Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

Exhibit Number	Description

	(2)	(i)	Administration Agreement Between Registrant and NB Management with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Investor Class Shares. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2018).

	(3)	(i)	Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Trust Class Shares of Neuberger Berman Short Duration Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2018).

	(4)	(i)	Administration Agreement Between Registrant and NB Management with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2018).

	(5)	(i)	Administration Agreement Between Registrant and NB Management with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Institutional Class Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(6)	(i)	Administration Agreement Between Registrant and NB Management with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(7)	(i)	Administration Agreement Between Registrant and NB Management with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 15, 2009).

		(ii)	Amended Administration Agreement Schedules A and B with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

Exhibit Number	Description

	(8)	(i) Administration Agreement Between Registrant and NB Management with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

(ii) Amended Administration Agreement Schedules A and B with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 130 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2018).

	(9)	(i) Administration Agreement Between Registrant and NB Management with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed March 14, 2013).

(ii) Amended Administration Agreement Schedules A and B with Respect to Class R6 Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(10)	Novation of Administration Agreement entered into as of January 1, 2016, by and among Registrant, NB Management, and NBIA with Respect to all Series whether now existing or hereafter established that are subject to the Administration Agreements dated May 4, 2009 for Investor Class, Advisor Class, Trust Class, Institutional Class, Class A and Class C Shares, May 15, 2009 for Class R3 Shares, and March 14, 2013 for Class R6 Shares by and between Registrant and NB Management. Incorporated by Reference to Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 26, 2016).

	(11)	Administration Agreement Between Registrant and NBIA with Respect to Class E Shares. Incorporated by Reference to Post-Effective Amendment No. 143 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed July 2, 2021).

	(12)	Expense Limitation Agreement Between Registrant and NBIA with Respect to the Funds and Classes listed on the attached Schedule A. (Filed herewith).

	(13)	Fee Waiver Agreement with respect to Class E shares of Neuberger Berman High Income Bond Fund. (Filed herewith).

	(14)	BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(15)	BNY Mellon Investment Funds II, Inc. and BNY Mellon Alternative Diversifier Strategies Fund Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(16)	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, and Invesco Exchange-Traded Self-Indexed Fund Trust Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

Exhibit Number	Description

	(17)	The Select Sector SPDR Trust Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(18)	SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(19)	SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(20)	VanEck ETF Trust Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(21)	Vanguard Funds Fund of Funds Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(22)	WisdomTree Trust Fund of Funds Agreement. Incorporated by Reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of Neuberger Berman Alternative Funds, File Nos. 333-122847 and 811-21715 (Filed February 25, 2022).

	(23)	JP Morgan Fund of Funds Investment Agreement. Incorporated by Reference to Post-Effective Amendment No. 228 to the Registration Statement on Form N-1A of Neuberger Berman Equity Funds, File Nos. 002-11357 and 811-582 (Filed December 15, 2022).

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant. (Filed herewith).

(j)	(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm. (Filed herewith).

	(2)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. (Filed herewith).

(k)	Financial Statements Omitted from Prospectuses. None.

(l)	Letter of Investment Intent. None.

(m)	(1)	(i) Plan Pursuant to Rule 12b-1 with Respect to Neuberger Berman Investor Class (now, Investor Class) Shares. Incorporated by Reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed June 1, 2005).

(ii) Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Investor Class Shares of Neuberger Berman Core Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

Exhibit Number	Description

	(2)	(i)	Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 28, 2007).

		(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Trust Class Shares of Neuberger Berman Strategic Income Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

	(3)	(i)	Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

		(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class A Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(4)	(i)	Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 17, 2007).

		(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class C Shares. Incorporated by Reference to Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed December 28, 2020).

	(5)	(i)	Plan Pursuant to Rule 12b-1 with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 29, 2009).

		(ii)	Amended Schedule A to the Plan Pursuant to Rule 12b-1 with Respect to Class R3 Shares of Neuberger Berman High Income Bond Fund. Incorporated by Reference to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed February 27, 2012).

(n)	Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 142 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed May 6, 2021).

(o)	Power of Attorney for Registrant. Incorporated by Reference to Post-Effective Amendment No. 210 to the Registration Statement on Form N-1A of Neuberger Berman Equity Funds, File Nos. 2-11357 and 811-582 (Filed October 5, 2018).

(p)	(1)	Code of Ethics for Registrant, NBIA and NB LLC. Incorporated by Reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of Neuberger Berman Advisers Management Trust, File Nos. 002-88566 and 811-04255 (Filed April 22, 2016).

	(2)	Code of Ethics for NBEL.Incorporated by Reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A, File Nos. 2-85229 and 811-3802 (Filed January 29, 2014).

Item 29.	Persons Controlled By or Under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.	Indemnification.

A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding (“Action”) in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreements between NBIA and the Registrant provides that neither NBIA nor any director, officer or employee of NBIA performing services for any series of the Registrant at the direction or request of NBIA in connection with NBIA’s discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relate; provided, that nothing in the Agreements shall be construed (i) to protect NBIA against any liability to the Registrant or any series thereof or its interest holders to which NBIA would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NBIA’s reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NBIA who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.

Section 6 of the Sub-Advisory Agreement between NBIA and NBEL and the Registrant provides that neither NBEL nor any director, officer or employee of NBEL performing services for any series of the Registrant at the direction or request of NBEL in connection with NBEL’s discharge of its obligations under the Agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NBEL against any liability to the Registrant or any series thereof or its interest holders to which NBEL would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NBEL’s reckless disregard of its obligations and duties under the Agreement, or (ii) to protect any director, officer or employee of NBEL who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Registrant.

Section 9.1 of the Administration Agreements between NBIA and the Registrant on behalf of each of the classes of shares of each of the Registrant’s series provides that NBIA will not be liable to the Registrant for any action taken or omitted to be taken by NBIA or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NBIA, or its employees, agents or contractors. Section 12 of each Administration Agreement provides that the Registrant shall indemnify NBIA and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by NBIA that result from: (i) any claim, action, suit or proceeding in connection with NBIA’s entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NBIA in the performance of its obligations under the Agreement; or (iii) any action of NBIA upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NBIA will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NBIA, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 13 of each Administration Agreement provides that NBIA will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys’ fees and expenses, incurred by the Registrant that result from: (i) NBIA’s failure to comply with the terms of the Agreement; or (ii) NBIA’s lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NBIA, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NBIA, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NBIA, any affiliated person of NBIA, or any affiliated person of an affiliated person of NBIA.

Section 11 of the Distribution Agreements with respect to Investor Class, Trust Class, Institutional Class and Class R6 Shares and Section 14 of the Distribution and Services Agreements with respect to Investor Class, Trust Class, Class A, Class C and Class R3 Shares, between the Registrant and Neuberger Berman BD LLC (“NB BD LLC”) (on behalf of the respective class of the Registrant) provides that NB BD LLC shall look only to the assets of a Series for the Registrant’s performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. The Registrant also maintains Directors and Officers Insurance.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Adviser.

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NBIA is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS

Joseph V. Amato President – Equities and Chief Investment Officer – Equities, NBIA	Chief Executive Officer and President, Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.); President and Director of Neuberger Berman Group LLC; Chief Executive Officer and President, NB BD LLC; Director/Trustee, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Chief Executive Officer and President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Thanos Bardas Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Ashok Bhatia Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jennifer Blachford Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

James Bowden Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NB Alternatives Advisers LLC (“NBAA”).

Claudia A. Brandon Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Richard N. Bradt Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

David M. Brown Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Chad Bruso Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

John Buser Managing Director, NBIA	Managing Director, NB BD LLC; President and Managing Director, NBAA.

Stephen J. Casey Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brad E. Cetron Chief Compliance Officer, Head of Compliance and Managing Director, NBIA	Chief Compliance Officer and Managing Director, NB BD LLC.

Elias Cohen Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Timothy Creedon Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Kai Cui Managing Director, NBIA	Portfolio Manager.

Robert W. D’Alelio Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Derek Devens Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Agnes Diaz Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Steven Eisman Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Rory Ewing Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Savonne L. Ferguson Chief Compliance Officer – Mutual Funds, Associate General Counsel, and Senior Vice President, NBIA	Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Michael Foster Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jacob Gamerman Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Rand W. Gesing Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Jennifer Gorgoll Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Michael C. Greene Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Daniel P. Hanson Managing Director, NBIA	Portfolio Manager.

Jeffrey Hunn Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

William Hunter Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Fred Ingham Managing Director, NBIA	Portfolio Manager.

James L. Iselin Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Corey A. Issing General Counsel – Mutual Funds and Managing Director, NBIA	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Brian C. Jones Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Charles Kantor Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Tokufumi Kato Managing Director, NBIA	Portfolio Manager.

Hakan Kaya Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brian Kerrane Chief Operating Officer – Mutual Funds and Managing Director, NBIA	Managing Director, NB BD LLC; Chief Operating Officer, and Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Erik Knutzen Managing Director, NBIA	Managing Director, NB BD LLC; Multi-Asset Class Chief Investment Officer, Neuberger Berman Group LLC.

Christopher Kocinski Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

David Kupperman Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAIM; Portfolio Manager.

Nathan Kush Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

David Levine Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Richard S. Levine Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Joseph Lind Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brian Lord Chief Compliance Officer – Fixed Income and Senior Vice President, NBIA	Senior Vice President, NB BD LLC.

NAME	BUSINESS AND OTHER CONNECTIONS

Joseph P. Lynch Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jeffrey Majit Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAIM; Portfolio Manager.

Anthony Maltese Senior Vice President	Senior Vice President, NB BD LLC; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Jared Mann Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

James F. McAree Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Kevin McCarthy Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Matthew McGinnis Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

John McGovern Managing Director, NBIA	Managing Director, NB BD LLC; Treasurer and Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

S. Blake Miller Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Trevor Moreno Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Richard S. Nackenson Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Benjamin H. Nahum Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Olumide Owolabi Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Eric J. Pelio Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Alexandra Pomeroy Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Douglas A. Rachlin Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Hari Ramanan Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Marc Regenbaum Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brett S. Reiner Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

Joana Rocha Schaff Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAA.

Conrad A. Saldanha Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Eli M. Salzmann Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

John San Marco Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Linda Sharaby Secretary and Managing Director, NBIA	Managing Director and Secretary, NB BD LLC; Managing Director and Secretary, Neuberger Berman Holdings LLC.

Steve Shigekawa Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Ronald B. Silvestri Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Jonathan Shofet Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAA.

Brien Smith Managing Director, NBIA	Managing Director, NB BD LLC; Chief Operating Officer and Managing Director, NBAA.

Amit Solomon Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Gregory G. Spiegel Managing Director, NBIA	Managing Director, NB BD LLC; Associate Portfolio Manager.

David Stonberg Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAA.

Robert Surgent Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Brad Tank President - Fixed Income and Chief Investment Officer - Fixed Income, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

NAME	BUSINESS AND OTHER CONNECTIONS

Jason Tauber Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Shawn Trudeau Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Anthony Tutrone Managing Director, NBIA	Managing Director, NB BD LLC; Chief Executive Officer and Managing Director, NBAA.

James Tyre Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Gorky Urquieta Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Judith M. Vale Managing Director, NBIA	Managing Director, NB BD LLC; Portfolio Manager.

Niketh Velamoor Senior Vice President, and Associate General Counsel, NBIA	Senior Anti-Corruption and Anti-Money Laundering Officer and Senior Vice President, NB BD LLC; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

Leo Anthony Viola Controller and Managing Director, NBIA	Controller and Managing Director, NB BD LLC; Treasurer, NBAA.

Peter Von Lehe Managing Director, NBIA	Managing Director, NB BD LLC; Managing Director, NBAA.

David Yi Wan Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

Eric Zhou Senior Vice President, NBIA	Senior Vice President, NB BD LLC; Portfolio Manager.

The principal address of NBIA and each of the investment companies named above is 1290 Avenue of the Americas, New York, New York 10104-0002.

Information as to the directors and officers of NBEL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NBEL in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-78140) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto. The principal address of NBEL is Lansdowne House, 57 Berkeley Square, London, W1J 6ER.

Item 32.	Principal Underwriters.

(a)	Neuberger Berman BD LLC, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

Neuberger Berman Advisers Management Trust

Neuberger Berman Alternative Funds

Neuberger Berman Equity Funds

Neuberger Berman ETF Trust

(b)	Set forth below is information concerning the directors and officers of the Registrant’s principal underwriter. The principal business address of each of the persons listed is 1290 Avenue of the Americas, New York, New York 10104-0002, which is also the address of the Registrant’s principal underwriter.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Joseph V. Amato	Chief Executive Officer and President	President, Chief Executive Officer and Trustee
Thanos Bardas	Managing Director	None
Ashok Bhatia	Managing Director	None
Jennifer Blachford	Senior Vice President	None
James Bowden	Managing Director	None
Richard N. Bradt	Managing Director	None
Claudia A. Brandon	Senior Vice President	Executive Vice President and Secretary
David M. Brown	Managing Director	None
Chad Bruso	Managing Director	None
John Buser	Managing Director	None
Stephen J. Casey	Managing Director	None
Brad E. Cetron	Chief Compliance Officer and Managing Director	None
Elias Cohen	Managing Director	None
Timothy Creedon	Managing Director	None
Robert W. D’Alelio	Managing Director	None
Derek Devens	Managing Director	None
Agnes Diaz	Senior Vice President	Vice President
Anthony DiBernardo	Senior Vice President	Assistant Treasurer
Steven Eisman	Managing Director	None
Michael Foster	Managing Director	None
Jacob Gamerman	Managing Director	None
Rand W. Gesing	Senior Vice President	None
Jennifer Gorgoll	Managing Director	None
Michael C. Greene	Managing Director	None
Jeffrey Hunn	Senior Vice President	None
William Hunter	Managing Director	None
James L. Iselin	Managing Director	None
Brian C. Jones	Managing Director	None
Charles Kantor	Managing Director	None
Hakan Kaya	Managing Director	None
Brian Kerrane	Managing Director	Chief Operating Officer and Vice President
Erik Knutzen	Managing Director	None
Christopher Kocinski	Managing Director	None
David Kupperman	Managing Director	None
Nathan Kush	Managing Director	None
David Levine	Managing Director	None
Richard S. Levine	Managing Director	None

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Joseph Lind	Managing Director	None
Brian Lord	Senior Vice President	None
Joseph P. Lynch	Managing Director	None
Jeffrey Majit	Managing Director	None
Anthony Maltese	Senior Vice President	Vice President
Jared Mann	Managing Director	None
James F. McAree	Managing Director	None
Kevin McCarthy	Managing Director	None
Matthew McGinnis	Senior Vice President	None
John McGovern	Managing Director	Treasurer and Principal Financial and Accounting Officer
S. Blake Miller	Managing Director	None
Trevor Moreno	Managing Director	None
Richard S. Nackenson	Managing Director	None
Benjamin H. Nahum	Managing Director	None
Olumide Owolabi	Managing Director	None
Eric J. Pelio	Senior Vice President	None
Alexandra Pomeroy	Managing Director	None
Douglas A. Rachlin	Managing Director	None
Marc Regenbaum	Managing Director	None
Brett S. Reiner	Managing Director	None
Henry Rosenberg	Managing Director	None
Conrad A. Saldanha	Managing Director	None
Eli M. Salzmann	Managing Director	None
Ronald B. Silvestri	Managing Director	None
Linda Sharaby	Secretary and Managing Director	None
Steve Shigekawa	Managing Director	None
Jonathan Shofet	Managing Director	None
Brien Smith	Managing Director	None
Amit Solomon	Managing Director	None
Gregory G. Spiegel	Managing Director	None
David Stonberg	Managing Director	None
Robert Surgent	Managing Director	None
Brad Tank	Managing Director	None
Jason Tauber	Managing Director	None
Shawn Trudeau	Managing Director	None
Anthony Tutrone	Managing Director	None
James Tyre	Senior Vice President	None
Gorky Urquieta	Managing Director	None
Judith M. Vale	Managing Director	None
Niketh Velamoor	Senior Anti-Corruption and Anti-Money Laundering Officer and Senior Vice President	Anti-Money Laundering Compliance Officer
Leo Anthony Viola	Controller and Managing Director	None
Peter Von Lehe	Managing Director	None
David Yi Wan	Senior Vice President	None
Richard Werman	Managing Director	None
Eric Zhou	Senior Vice President	None

(c)	No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, except for the Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 1290 Avenue of the Americas, New York, New York 10104-0002.

Item 34.	Management Services.

Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 145 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 24th day of February, 2023.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Joseph V. Amato
Name:	Joseph V. Amato
Title:	President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 145 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph V. Amato	President, Chief Executive Officer and Trustee	February 24, 2023
Joseph V. Amato

/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	February 24, 2023
John M. McGovern

/s/ Michael J. Cosgrove	Trustee	February 24, 2023
Michael J. Cosgrove*

/s/ Marc Gary	Trustee	February 24, 2023
Marc Gary*

/s/ Martha C. Goss	Trustee	February 24, 2023
Martha C. Goss*

/s/ Michael M. Knetter	Trustee	February 24, 2023
Michael M. Knetter*

/s/ Deborah C. McLean	Trustee	February 24, 2023
Deborah C. McLean*

/s/ George W. Morriss	Trustee	February 24, 2023
George W. Morriss*

/s/ Tom D. Seip	Chairman of the Board and Trustee	February 24, 2023
Tom D. Seip*

/s/ James G. Stavridis	Trustee	February 24, 2023
James G. Stavridis*

*	Signatures affixed by Franklin H. Na on February 24, 2023, pursuant to a power of attorney filed with Post-Effective Amendment No. 210 to the Registration Statement on Form N-1A of Neuberger Berman Equity Funds, File Nos. 002-11357 and 811-582, on October 5, 2018.

NEUBERGER BERMAN INCOME FUNDS

EXHIBIT INDEX

Exhibit Number	Description

(h)(12)	Expense Limitation Agreement Between Registrant and NBIA with Respect to the Funds and Classes listed on the attached Schedule A.
(h)(13)	Fee Waiver Agreement with respect to Class E shares of Neuberger Berman High Income Bond Fund.
(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant.
(j)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(j)(2)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm.